united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22865

Forethought Variable Insurance Trust

(Exact name of registrant as specified in charter)

10 West Market Street, Suite 2300, Indianapolis, Indiana 46204

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 317-223-2703

Date of fiscal year end: 12/31

Date of reporting period: 6/30/19

Item 1. Reports to Stockholders.

Semi-Annual Report

June 30, 2019

Global Atlantic Portfolios
Global Atlantic BlackRock Allocation Portfolio
Global Atlantic BlackRock Disciplined Core Portfolio
Global Atlantic BlackRock Disciplined Growth Portfolio
Global Atlantic BlackRock Disciplined International Core Portfolio
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
Global Atlantic BlackRock Disciplined Small Cap Portfolio
Global Atlantic BlackRock Disciplined U.S. Core Portfolio
Global Atlantic BlackRock Disciplined Value Portfolio
Global Atlantic BlackRock High Yield Portfolio
Global Atlantic Goldman Sachs Core Fixed Income Portfolio
Global Atlantic Goldman Sachs Global Equity Insights Portfolio
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

Class I and Class II shares

Each a separate series of the Forethought Variable Insurance Trust
Distributed by Global Atlantic Distributors, LLC
Member FINRA

Dear Shareholders/Contract Owners:

While many global equity markets finished 2018 in correction territory (a decline of greater than 20%), most markets erased those losses during the first six months of 2019 with the S&P 500 posting its strongest first half return (up 18.54%) since 1997. The first half of 2019 was not without market volatility, however, as May saw a significant decline in major equity markets driven primarily by continued trade tensions between the U.S. and its major trading partners, mainly China and Mexico. The resulting concerns over global growth, as well as some weakness in U.S. manufacturing, housing, and consumer spending data, caused U.S. bond yields to drop significantly lower, with the U.S. 10-year treasury yield finishing the first half of the year at 2.00%, a level not seen since 2016 and down from a recent high of 3.24% in November 2018, a decline of 124 basis points. Equity markets recovered significantly in June, again eliminating most, if not all, of the declines experienced in May.

After raising interest rates three times in 2017 and four times in 2018, the U.S. Federal Reserve (the “Fed”) has yet to raise rates in 2019. While the Fed indicated in December 2018 that it might raise rates on two occasions in 2019, it has since changed its position and is now unlikely, in our view, to raise rates for the remainder of this year. Domestic investment grade bonds, as measured by the Bbg Barclays US Agg Bond Index, were up 6.11% in the first half of 2019 (as compared to up 0.01% in 2018), while the ICE BofAML U.S. High Yield Index rose 10.16% during the period (as compared to down -2.26% in 2018).

U.S. equity indices fared better than international markets generally, led by the S&P 500 up 18.54% (as compared to down -4.38% in 2018), followed by the S&P MidCap 400 and the Russell 2000 up 17.97% and 16.98%, respectively (as compared to down -11.08% and -11.01%, respectively in 2018). Internationally, the MSCI EAFE and the MSCI Emerging Markets were up 14.03% and 10.58%, respectively (as compared to down -13.79% and -14.57%, respectively in 2018).

Commodities, as measured by the S&P GSCI Index, were up 13.34% in the first six months of 2019 (as compared to down -13.82% in 2018), led by a rise of 22.84% in oil (as compared to down -14.57% in 2018) and an increase of 9.86% in gold (as compared to down -1.94% in 2018). The U.S. dollar was down marginally (-0.04%) during the period (as compared to an increase of 4.40% in 2018).

For asset allocation funds, periods of significant fluctuations in volatility and returns meant that asset allocation decisions, and the timing of those decisions, were important drivers of performance during the period. The following pages contain Management’s discussion of recent Portfolio performance. Thank you for investing in the Global Atlantic Portfolios.

Sincerely,

Eric D. Todd, CFA	Cameron Jeffreys, CFA
President	Senior Vice President
Global Atlantic Investment Advisors, LLC	Global Atlantic Investment Advisors, LLC

Portfolio	Benchmark
Global Atlantic BlackRock Allocation Portfolio	S&P Target Risk® Growth Index
Global Atlantic BlackRock Disciplined Core Portfolio	S&P 500® Index
Global Atlantic BlackRock Disciplined Growth Portfolio	Russell 1000® Growth Index
Global Atlantic BlackRock Disciplined International Core Portfolio	MSCI ACWI ex-USA Index
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	Russell Midcap® Growth Index
Global Atlantic BlackRock Disciplined Small Cap Portfolio	Russell 2000® Index
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	S&P 500® Index
Global Atlantic BlackRock Disciplined Value Portfolio	Russell 1000® Value Index
Global Atlantic BlackRock High Yield Portfolio	ICE BofAML BB-B U.S. High Yield Constrained Index
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Bloomberg Barclays US Aggregate Bond Index
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	MSCI World Standard Index
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	Russell 1000® Growth Index
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	Russell Midcap® Value Index

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest directly in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

This report contains the current opinions of Global Atlantic Investment Advisors, LLC and/or sub-advisers at the time of its publication and should not be considered to be investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, a Portfolio’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

Index Definitions:

S&P Target Risk® Growth Index. An index that increases exposure to equities, while also providing limited fixed income exposure to diversify risk.

Bloomberg Barclays US Aggregate Bond Index (“Bbg Barclays US Agg Bond”). An index weighted according to market capitalization and includes, among other categories, Treasury securities, mortgage backed securities, government agency bonds and corporate bonds. To be included in the index, bonds must be rated investment grade by Moody’s and Standard and Poor’s.

ICE BofAML BB-B U.S. High Yield Constrained Index. An index that contains all securities in the ICE BofAML U.S. High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P, and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

ICE BofAML High Yield Cash Pay MV USI Index (“ICE BofAML U.S. High Yield”). An index that tracks the performance of US dollar denominated, below investment grade corporate debt, currently in a coupon paying period, which is publically issued in the US domestic market.

Chicago Board Options Exchange S&P 500 Volatility Index (“VIX”). An index that reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes.

MSCI ACWI ex-USA Total Return Index. A free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

MSCI EAFE Total Return Index (“MSCI EAFE”). An index created by Morgan Stanley Capital International (MSCI) that serves as a benchmark of the performance in major developed international equity markets as represented by 21 major MSCI indexes from Europe, Australasia and the Far East.

MSCI Emerging Markets Total Return Index (“MSCI Emerging Markets”). An index created by MSCI that is designed to measure equity market performance in global emerging markets. The index is unmanaged and not available for direct investment. The Emerging Markets Index is a float-adjusted market capitalization index that consists of indices in 24 emerging economies: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

MSCI World Standard Index. An index that represents large- and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each. The index offers a broad global equity benchmark, without emerging markets exposure.

Russell 1000® Growth Total Return Index. An unmanaged index of common stock prices that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Total Return Index (“Russell 2000”). An index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

Russell 3000 Total Return Index. An index measuring the performance of approximately 3,000 of the largest U.S. companies.

Russell Midcap® Growth Total Return Index. An unmanaged index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Russell Midcap® Value Total Return Index. An unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

Russell 1000® Value Total Return Index. An index that measures the performance of large- and mid-capitalization value sectors of the U.S. equity market. It is a subset of the Russell 1000® Index, which measures the performance of the large-capitalization sector of the U.S. equity market.

S&P MidCap 400 Total Return Index (“S&P MidCap 400”). A capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market.

S&P 500 Total Return Index (“S&P 500”). A market capitalization weighted price index composed of 500 widely held U.S. common stocks. Frequently used as a measure of U.S. stock market performance.

S&P GSCI Total Return Index (“S&P GSCI”). A broad based, production weighted index meant to be representative of the global commodity market beta. The S&P Goldman Sachs Commodity Index (GSCI) consists of 24 commodity futures on physical commodities across five sectors; energy, agriculture, livestock, industrial metals, and precious metals.

U.S. Dollar Index. An index that indicates the general international value of the U.S. Dollar by averaging the exchange rates between the U.S. Dollar and major world currencies.

2644719.1

Table of Contents

■	Global Atlantic Portfolio Reviews	5 – 30

■	Financial Statements:

	Portfolios of Investments	31 – 161

	Statements of Assets and Liabilities	162 – 165

	Statements of Operations	166 – 169

	Statements of Changes in Net Assets	170 – 176

	Financial Highlights	177 – 201

■	Notes to Financial Statements	202 – 225

■	Expense Examples	226 – 227

■	Privacy Notice	228 – 229

■	Proxy Voting Policy	Back Cover

■	Portfolio Holdings	Back Cover

Global Atlantic BlackRock Allocation Portfolio
Portfolio Review (Unaudited)
June 30, 2019

Investment Objective

The Portfolio seeks to provide total return.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC (“BlackRock”).

How did the Portfolio perform during the period?

During the first six months of 2019, the Class I shares of Global Atlantic BlackRock Allocation Portfolio outperformed its reference benchmark, the S&P Target Risk® Growth Index. The Portfolio posted a return of 13.20% compared to a benchmark return of 11.91%, a difference of 129 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

While many global equity markets finished 2018 in correction territory (a decline of greater than 20%), most markets erased those losses during the first six months of 2019 with the S&P 500 posting its strongest first half return (up 18.54%) since 1997. The S&P MidCap 400 and the Russell 2000 indices were both up 17-18% during the period, while the MSCI EAFE and MSCI Emerging Markets indices also posted strong returns, up 11-14%. The fixed income market also rallied, highlighted by significant decline in the 10-year U.S. Treasury yield to 2.00% at period end, a level not seen since 2016 and down from a recent high of 3.24% in November 2018. The first half of 2019 was not without market volatility, however, as May saw a significant decline in major equity markets driven primarily by continued trade tensions between the U.S. and its major trading partners, mainly China and Mexico. While bond yields remained low during this volatile period, equity markets recovered significantly in June, again eliminating most, if not all, of the declines experienced in May.

The Portfolio retained an overweight stance to equities over fixed income resulting from the portfolio management team’s expectation of a sharp upward reversal in equities in the first half of 2019 following the sharp selloff in the fourth quarter of 2018. Within equities, the Portfolio was biased towards U.S. equities relative to developed market and emerging markets (EM) equities, which contributed to performance during the period. Within U.S. equities, the Portfolio was biased toward technology stocks as well as minimum volatility and momentum factors, all of which outperformed the S&P 500 during the first 6 months of 2019. Internationally, the Portfolio increased its allocation to emerging market equities during the period, effectively removing the Portfolio’s underweight position, however the resumption of trade tensions in May caused EM equities to decline significantly, thus detracting from performance. Developed market international equities was the Portfolio’s largest underweight during the period, driven by a negative view on the future earnings growth potential of the sector.

Within fixed income, the Portfolio was underweight duration and higher in credit quality where possible. The portfolio management team’s view is that given the significant decline in interest rates during the period, there is a greater risk that rates, particularly long-term rates, could rise meaningfully with a small improvement in U.S. economic data, a policy change by the U.S. Federal Reserve, or other factors, which would have a negative impact on fixed income performance. This view detracted from performance during the first six months of 2019 as interest rates remained low, resulting in a rally in longer duration and lower rated bonds.

How was the Portfolio positioned at period end?

At period end, the Portfolio was positioned with 60.5% in equities, and 39.5% in fixed income securities. Of the equity weights, international stocks commanded a 14.1% allocation, which broke down into 5.4% EM and 8.7% developed markets ex-US stocks. Of the remaining equity allocation, 46.3% was dedicated to U.S. equities, primarily large cap, with the largest portion of this (25.3%) in S&P 500 stocks. The fixed income portion of the Portfolio reflected an underweight position in mortgages (3.9%) and overweight positions in credit (20.6%, all investment grade) and U.S. Treasuries (15%). The U.S. Treasury allocation was spread across the curve, with no specific overweight positions.

2658352.2

Global Atlantic BlackRock Allocation Portfolio
Portfolio Review
June 30, 2019 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2019 as compared to its benchmark:

			Annualized
	Six	One	Performance
	Months	Year	Since Inception**
Global Atlantic BlackRock Allocation Portfolio
Class I	13.20%	7.49%	5.57%
Class II	13.11%	7.19%	5.34%
S&P Target Risk® Growth Index (Total Return)	11.91%	6.25%	4.60%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.44% and 0.69% for Class I and Class II shares, respectively, per the May 1, 2019 prospectus.

**	The Portfolio’s inception date is November 1, 2017. The Portfolio commenced operations on November 6, 2017.

The S&P Target Risk® Growth Index (Total Return) provides increased exposure to equities, while also using some fixed income exposure to dampen risk. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Exchange Traded Funds - Equity Funds	60.6%
Exchange Traded Funds - Debt Funds	39.2%
Money Market Fund	0.0	% ^
Other Assets Less Liabilities - Net	0.2%
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2019.

^	Amount is less than 0.05%

Global Atlantic BlackRock Disciplined Core Portfolio
Portfolio Review (Unaudited)
June 30, 2019

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC (“BlackRock”).

How did the Portfolio perform during the period?

During the first six months of 2019, the Class I shares of Global Atlantic BlackRock Disciplined Core Portfolio underperformed its reference benchmark, the S&P 500 Index. The Portfolio posted a return of 18.28% compared to a benchmark return of 18.54%, a difference of -26 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

While many global equity markets finished 2018 in correction territory (a decline of greater than 20%), most markets erased those losses during the first six months of 2019 with the S&P 500 posting its strongest first half return (up 18.54%) since 1997. The S&P MidCap 400 and the Russell 2000 indices were both up 17-18% during the period, while the MSCI EAFE and MSCI Emerging Markets indices also posted strong returns, up 11-14%. The first half of 2019 was not without market volatility, however, as May saw a significant decline in major equity markets driven primarily by continued trade tensions between the U.S. and its major trading partners, mainly China and Mexico. Equity markets recovered significantly in June however, again eliminating most, if not all, of the declines experienced in May.

Value based signals detracted most from performance during the period, as investors generally traded away from more value- oriented areas of the market throughout the first half of the year. A quality and risk management signal positioning the Portfolio away from companies with higher degrees of leverage was the highest individual detractor, given the continued decline in U.S. interest rates.

On the positive side, contributions from sentiment based signals, particularly within the consumer staples and real estate sectors, were notable. The strong performance of the Portfolio’s more traditional trend-based and quality signals during the period was unsurprising given investors’ preference for growth-oriented companies with sustainable businesses. Several signals derived from machine learned text-analysis proved particularly beneficial, most specifically to identify trends in long- term company fundamentals as well as sell-side sentiment towards each company. A signal that evaluates the tightness of every industry’s labor market as an indication of the availability and cost of labor for each company was additive, as was a quality signal that evaluates companies based on a series of long-term sustainability measures. These signals provided stability to the portfolio amidst increased market volatility.

Elsewhere, the Portfolio’s macro thematic signals resulted in mixed returns over the period. Among macro themes, certain industry timing signals proved beneficial, as an underweight position in the materials sector added to relative performance for the period. In contrast, a signal that measures sensitivity to changes in foreign exchange rates detracted, given the heightened volatility across currency markets.

How was the Portfolio positioned at period end?

At period end the Portfolio remains largely sector neutral. The Portfolio had slight overweight positions in the utilities and industrials sectors and slight underweight positions in the energy and consumer staples sectors. The Portfolio seeks to maintain a style neutral approach, therefore it did not have any outsized active exposures to any particular style or factor.

2658352.2

Global Atlantic BlackRock Disciplined Core Portfolio
Portfolio Review (Continued)
June 30, 2019 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2019 as compared to its benchmark:

	Six	One	Performance
	Months	Year	Since Inception**
Global Atlantic BlackRock Disciplined Core Portfolio
Class I	18.28%	9.29%	9.88%
Class II	18.21%	9.07%	9.57%
S&P 500® Index (Total Return)	18.54%	10.42%	10.44%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.48% and 0.73% for Class I and Class II shares, respectively, per the May 1, 2019 prospectus.

**	The Portfolio’s inception date is November 1, 2017. The Portfolio commenced operations on November 6, 2017.

The S&P 500® Index (Total Return) is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees, and other expenses. Investors cannot invest directly in an index.

Holdings by Asset Class	% of Net Assets
Common Stocks	98.5%
Money Market Fund	1.3%
Other Assets Less Liabilities - Net	0.2%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2019.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

Global Atlantic BlackRock Disciplined Growth Portfolio
Portfolio Review (Unaudited)
June 30, 2019

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC (“BlackRock”).

How did the Portfolio perform during the period?

During the first six months of 2019, the Class II shares of Global Atlantic BlackRock Disciplined Growth Portfolio underperformed its reference benchmark, the Russell 1000 Growth Index. The Portfolio posted a return of 21.02% compared to a benchmark return of 21.49%, a difference of -47 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

While many global equity markets finished 2018 in correction territory (a decline of greater than 20%), most markets erased those losses during the first six months of 2019 with the S&P 500 posting its strongest first half return (up 18.54%) since 1997. The S&P MidCap 400 and the Russell 2000 indices were both up 17-18% during the period, while the MSCI EAFE and MSCI Emerging Markets indices also posted strong returns, up 11-14%. The first half of 2019 was not without market volatility, however, as May saw a significant decline in major equity markets driven primarily by continued trade tensions between the U.S. and its major trading partners, mainly China and Mexico. Equity markets recovered significantly in June however, again eliminating most, if not all, of the declines experienced in May.

Value based signals detracted most from performance during the period, as investors generally traded away from more value- oriented areas of the market throughout the first half of the year. On the positive side, contributions from sentiment based signals, particularly within the consumer staples and real estate sectors, were notable. The strong performance of the Portfolio’s more traditional trend-based and quality signals during the period was unsurprising given investors’ preference for growth-oriented companies with sustainable businesses. Several signals derived from machine learned text-analysis proved particularly beneficial, most specifically to identify trends in long-term company fundamentals as well as sell-side sentiment towards each company. A signal that evaluates the tightness of every industry’s labor market as an indication of the availability and cost of labor for each company was additive, as was a quality signal that evaluates companies based on a series of long-term sustainability measures. These signals provided stability to the portfolio amidst increased market volatility.

Elsewhere, the Portfolio’s macro thematic signals resulted in mixed returns over the period. Among macro themes, certain industry timing signals proved beneficial, as an off-benchmark position in the utilities sector added to relative performance for the period. In contrast, a signal that measures sensitivity to changes in foreign exchange rates detracted, given the heightened volatility across currency markets.

How was the Portfolio positioned at period end?

At period end, the Portfolio remains largely sector neutral. The Portfolio had slight overweight positions in the utilities and financials sectors and slight underweight positions in the consumer discretionary and consumer staples sectors. The Portfolio seeks to maintain a style neutral approach, therefore it did not have any outsized active exposures to any particular style or factor.

2658352.2

Global Atlantic BlackRock Disciplined Growth Portfolio
Portfolio Review (Continued)
June 30, 2019 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2019 as compared to its benchmark:

	Six	One	Performance
	Months	Year	Since Inception**
Global Atlantic BlackRock Disciplined Growth Portfolio
Class II	21.02%	9.56%	12.26%
Russell 1000® Growth Index (Total Return)	21.49%	11.56%	14.00%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.79% for Class II shares, per the May 1, 2019 prospectus.

**	The Portfolio’s inception date is November 1, 2017. The Portfolio commenced operations on November 6, 2017.

The Russell 1000® Growth Index (Total Return) is an unmanaged index of common stock prices that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Common Stocks	97.8%
Money Market Fund	1.9%
Other Assets Less Liabilities - Net	0.3%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2019.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

Global Atlantic BlackRock Disciplined International Core Portfolio Portfolio Review (Unaudited)
June 30, 2019

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC (“BlackRock”).

How did the Portfolio perform during the period?

During the first six months of 2019, the Class I shares of Global Atlantic BlackRock Disciplined International Core Portfolio outperformed its reference benchmark, the MSCI ACWI ex USA Index. The Portfolio posted a return of 14.00% compared to a benchmark return of 13.60%, a difference of 40 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

While many global equity markets finished 2018 in correction territory (a decline of greater than 20%), most markets erased those losses during the first six months of 2019 with the S&P 500 posting its strongest first half return (up 18.54%) since 1997. The S&P MidCap 400 and the Russell 2000 indices were both up 17-18% during the period, while the MSCI EAFE and MSCI Emerging Markets indices also posted strong returns, up 11-14%. The first half of 2019 was not without market volatility, however, as May saw a significant decline in major equity markets driven primarily by continued trade tensions between the U.S. and its major trading partners, mainly China and Mexico. Equity markets recovered significantly in June however, again eliminating most, if not all, of the declines experienced in May.

The Portfolio’s macro thematic signals contributed most significantly during the period, particularly those that positioned the Portfolio towards a pro-growth stance given investor preference for high-growth companies, and those related to country timing within France and Germany. Remaining underweight Emerging Markets (EM) countries helped bolster relative performance, as EM markets continued to underperform amid ongoing global trade disputes, a relatively strong dollar, and weak economic/manufacturing activity. Maintaining an underweight position in Japan was also beneficial, as Japan continued to underperform due to sluggish economic growth and investor concern around the strength of the Yen. In contrast, the Portfolio’s underweight position in Russia was a drag on relative returns, as the Russian market significantly outpaced global markets throughout the first half of the year. The Portfolio’s industry timing signals resulted in mixed returns, as an underweight to the financials sector contributed to performance while an underweight to the information technology sector detracted noticeably from relative returns.

Quality-based signals also contributed to performance during the period. The strong performance of the Portfolio’s more traditional trend-based and quality signals during the period was unsurprising given investors’ preference for growth-oriented companies with sustainable businesses. A signal that rewards companies with attractive dividend growth trends was particularly additive, as were signals derived from machine learned text-analysis to identify trends in long-term company fundamentals as well as sell-side sentiment towards each company.

Value-based signals detracted from returns as investors generally traded away from more value-oriented areas of the market throughout the first half of the year. A Quality-based signal evaluating earnings management and efficiency of capital spend was also a notable detractor during the period.

How was the Portfolio positioned at period end?

At period end, the Portfolio remains largely sector neutral. The Portfolio had slight overweight positions in the communication services and healthcare sectors and slight underweight positions in the financials and information technology sectors. While the Portfolio generally targets a country neutral approach, it had a modestly overweight Australia and China position and modestly underweight Japan and Russia position at period end. The Portfolio seeks to maintain a style neutral approach, therefore it did not have any outsized active exposures to any particular style or factor.

2658352.2

Global Atlantic BlackRock Disciplined International Core Portfolio
Portfolio Review (Continued)
June 30, 2019 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2019 as compared to its benchmark:

	Six	One	Performance
	Months	Year	Since Inception**
Global Atlantic BlackRock Disciplined International Core Portfolio
Class I	14.00%	0.48%	(0.56)%
Class II	13.90%	0.21%	(0.78)%
MSCI ACWI ex-USA Index	13.60%	1.29%	0.00%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.74% and 0.99% for Class I and Class II shares, respectively, per the May 1, 2019 prospectus.

**	The Portfolio’s inception date is November 1, 2017. The Portfolio commenced operations on November 6, 2017.

The MSCI ACWI ex-USA Index is a free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Common Stocks	90.1%
Exchange Traded Funds - Equity Funds	6.3%
Money Market Fund	0.6%
Right	0.0	% ^
Other Assets Less Liabilities - Net	3.0%
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2019.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

^	Amount is less than 0.05%

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
Portfolio Review (Unaudited)
June 30, 2019

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC (“BlackRock”).

How did the Portfolio perform during the period?

During the first six months of 2019, the Class I shares of Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio underperformed its reference benchmark, the Russell Midcap Growth Index. The Portfolio posted a return of 25.53% compared to a benchmark return of 26.08%, a difference of -55 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

While many global equity markets finished 2018 in correction territory (a decline of greater than 20%), most markets erased those losses during the first six months of 2019 with the S&P 500 posting its strongest first half return (up 18.54%) since 1997. The S&P MidCap 400 and the Russell 2000 indices were both up 17-18% during the period, while the MSCI EAFE and MSCI Emerging Markets indices also posted strong returns, up 11-14%. The first half of 2019 was not without market volatility, however, as May saw a significant decline in major equity markets driven primarily by continued trade tensions between the U.S. and its major trading partners, mainly China and Mexico. Equity markets recovered significantly in June however, again eliminating most, if not all, of the declines experienced in May.

Value based signals detracted most from performance during the period, as investors generally traded away from more value- oriented areas of the market throughout the first half of the year. Although quality signals were additive in aggregate, a signal rewarding companies with higher operating asset efficiency detracted notably from performance for the period, as did a signal positioning the Portfolio away from companies with higher degrees of leverage given the continued decline in U.S. interest rates.

On the positive side, contributions from sentiment based signals, particularly within the consumer staples and health care sectors, were notable. The strong performance of the Portfolio’s more traditional trend-based and quality signals during the period was unsurprising given investors’ preference for growth-oriented companies with sustainable businesses. A signal that evaluates the tightness of every industry’s labor market as an indication of the availability and cost of labor for each company contributed most to returns. Several signals derived from machine learned text-analysis proved particularly beneficial, most specifically to identify trends in long-term company fundamentals to gauge changes in management and sell-side sentiment towards each company. A signal identifying investor sentiment based on short positions of hedge funds further contributed, a reversal of the signal’s underperformance in the fourth quarter of 2018 and unsurprising given the relative success of hedge funds throughout the period.

Elsewhere, the Portfolio’s macro thematic signals were slightly negative over the period. Among macro themes, aa signal that measures sensitivity to changes in foreign exchange rates detracted, given the heightened volatility across currency markets. The Portfolio’s industry timing signals resulted in mixed returns, as maintaining an underweight in the energy sector contributed while initiating a small off-benchmark position in the utilities sector detracted.

How was the Portfolio positioned at period end?

At period end, the Portfolio remains largely sector neutral. The Portfolio had slight overweight positions in the financials and communication services sectors and slight underweight positions in the consumer discretionary and information technology sectors. The Portfolio seeks to maintain a style neutral approach, therefore it did not have any outsized active exposures to any particular style or factor.

2658352.2

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
Portfolio Review (Continued)
June 30, 2019 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2019 as compared to its benchmark:

	Six	One	Performance
	Months	Year	Since Inception**
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
Class I	25.53%	14.07%	14.90%
Class II	25.45%	13.78%	14.66%
Russell Midcap® Growth Index (Total Return)	26.08%	13.94%	14.48%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.63% and 0.88% for Class I and Class II shares, respectively, per the May 1, 2019 prospectus.

**	The Portfolio’s inception date is November 1, 2017. The Portfolio commenced operations on November 6, 2017.

The Russell Midcap® Growth Index (Total Return) is an unmanaged index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Common Stocks	98.2%
Money Market Fund	1.4%
Other Assets Less Liabilities - Net	0.4%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2019.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

Global Atlantic BlackRock Disciplined Small Cap Portfolio
Portfolio Review (Unaudited)
June 30, 2019

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC (“BlackRock”).

How did the Portfolio perform during the period?

During the first six months of 2019, the Class I shares of Global Atlantic BlackRock Disciplined Small Cap Growth Portfolio outperformed its reference benchmark, the Russell 2000 Index. The Portfolio posted a return of 18.50% compared to a benchmark return of 16.98%, a difference of 152 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

While many global equity markets finished 2018 in correction territory (a decline of greater than 20%), most markets erased those losses during the first six months of 2019 with the S&P 500 posting its strongest first half return (up 18.54%) since 1997. The S&P MidCap 400 and the Russell 2000 indices were both up 17-18% during the period, while the MSCI EAFE and MSCI Emerging Markets indices also posted strong returns, up 11-14%. The first half of 2019 was not without market volatility, however, as May saw a significant decline in major equity markets driven primarily by continued trade tensions between the U.S. and its major trading partners, mainly China and Mexico. Equity markets recovered significantly in June however, again eliminating most, if not all, of the declines experienced in May.

Quality based signals contributed meaningfully to performance during the period, particularly in the financials and healthcare sectors. The strong performance of the Portfolio’s more traditional trend-based and quality signals during the period was unsurprising given investors’ preference for growth-oriented companies with sustainable businesses. A signal that rewards companies with attractive dividend growth trends was particularly additive, as were insights related to quality management, specifically founder-led management structures, technology driven text analysis of company 8-K filings, and measures of long- term sustainability. These signals provided stability to the Portfolio amidst increased market volatility. A signal identifying investor sentiment based on short positions of hedge funds further contributed, a reversal of the signal’s underperformance in the fourth quarter of 2018 and unsurprising given the relative success of hedge funds throughout the period.

Elsewhere, the Portfolio’s macro thematic signals contributed modestly over the period. Among macro themes, a signal measuring sensitivity to changes in foreign exchange rates was slightly positive, while the Portfolio’s industry timing signals resulted in mixed returns.

Value-based signals detracted from returns as investors generally traded away from more value-oriented areas of the market throughout the first half of the year. A quality-based signal preferring companies with lower risk profiles also detracted, given the strong performance of small cap stocks throughout the first half of the year.

How was the Portfolio positioned at period end?

At period end, the Portfolio remains largely sector neutral. The Portfolio had slight overweight positions in the information technology and communication services sectors and slight underweight positions in the financials and healthcare sectors. The Portfolio seeks to maintain a style neutral approach, therefore it did not have any outsized active exposures to any particular style or factor.

2658352.2

Global Atlantic BlackRock Disciplined Small Cap Portfolio
Portfolio Review (Continued)
June 30, 2019 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2019 as compared to its benchmark:

	Six	One	Performance
	Months	Year	Since Inception**
Global Atlantic BlackRock Disciplined Small Cap Portfolio
Class I	18.50%	(0.71)%	5.69%
Class II	18.41%	(0.98)%	5.45%
Russell 2000® Index (Total Return)	16.98%	(3.31)%	4.38%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.63% and 0.88% for Class I and Class II shares, respectively, per the May 1, 2019 prospectus.

**	The Portfolio’s inception date is November 1, 2017. The Portfolio commenced operations on November 6, 2017.

The Russell 2000® Index (Total Return) measures the performance of the small-capitalization sector of the U.S. equity market. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Common Stocks	97.4%
Money Market Fund	2.5%
Warrant	0.0	% ^
Other Assets Less Liabilities - Net	0.1%
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2019.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

^	Amount is less than 0.05%

Global Atlantic BlackRock Disciplined U.S. Core Portfolio
Portfolio Review (Unaudited)
June 30, 2019

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC (“BlackRock”).

How did the Portfolio perform during the period?

During the first six months of 2019, the Class I shares of Global Atlantic BlackRock Disciplined U.S. Core Portfolio underperformed its reference benchmark, the S&P 500 Index. The Portfolio posted a return of 18.32% compared to a benchmark return of 18.54%, a difference of -22 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

While many global equity markets finished 2018 in correction territory (a decline of greater than 20%), most markets erased those losses during the first six months of 2019 with the S&P 500 posting its strongest first half return (up 18.54%) since 1997. The S&P MidCap 400 and the Russell 2000 indices were both up 17-18% during the period, while the MSCI EAFE and MSCI Emerging Markets indices also posted strong returns, up 11-14%. The first half of 2019 was not without market volatility, however, as May saw a significant decline in major equity markets driven primarily by continued trade tensions between the U.S. and its major trading partners, mainly China and Mexico. Equity markets recovered significantly in June however, again eliminating most, if not all, of the declines experienced in May.

Value based signals detracted most from performance during the period, as investors generally traded away from more value- oriented areas of the market throughout the first half of the year. On the positive side, contributions from sentiment based signals, particularly within the consumer staples sector, were notable. The strong performance of the Portfolio’s more traditional trend-based and quality signals during the period was unsurprising given investors’ preference for growth-oriented companies with sustainable businesses. A signal that evaluates the tightness of every industry’s labor market as an indication of the availability and cost of labor for each company was particularly additive. Several signals derived from machine learned text-analysis to identify trends in long-term company fundamentals as well as sell-side sentiment towards each company, together with a quality signal that evaluates companies based on a series of long-term sustainability measures, contributed to performance. These signals provided stability to the Portfolio amidst increased market volatility.

Elsewhere, the Portfolio’s macro thematic signals resulted in mixed returns over the period. Among macro themes, certain industry timing signals proved beneficial, as an underweight position in the Industrials sector added to relative performance for the period. In contrast, a signal that measures sensitivity to changes in foreign exchange rates was challenged, given the heightened volatility across currency markets.

How was the Portfolio positioned at period end?

At period end, the Portfolio remains largely sector neutral. The Portfolio had slight overweight positions in the utilities and industrials sectors and slight underweight positions in the consumer discretionary and consumer staples sectors. The Portfolio seeks to maintain a style neutral approach, therefore it did not have any outsized active exposures to any particular style or factor.

2658352.2

Global Atlantic BlackRock Disciplined U.S. Core Portfolio
Portfolio Review (Continued)
June 30, 2019 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2019 as compared to its benchmark:

	Six	One	Performance
	Months	Year	Since Inception**
Global Atlantic BlackRock Disciplined U.S. Core Portfolio
Class I	18.32%	9.33%	9.85%
Class II	18.13%	8.98%	9.57%
S&P 500® Index (Total Return)	18.54%	10.42%	10.44%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.48% and 0.73% for Class I and Class II shares, respectively, per the May 1, 2019 prospectus.

**	The Portfolio’s inception date is November 1, 2017. The Portfolio commenced operations on November 6, 2017.

The S&P 500® Index (Total Return) is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees, and other expenses. Investors cannot invest directly in an index.

Holdings by Asset Class	% of Net Assets
Common Stocks	97.2%
Money Market Fund	1.9%
Other Assets Less Liabilities - Net	0.9%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2019.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

Global Atlantic BlackRock Disciplined Value Portfolio
Portfolio Review (Unaudited)
June 30, 2019

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC (“BlackRock”).

How did the Portfolio perform during the period?

During the first six months of 2019, the Class I shares of Global Atlantic BlackRock Disciplined Value Portfolio outperformed its reference benchmark, the Russell 1000 Value Index. The Portfolio posted a return of 16.40% compared to a benchmark return of 16.24%, a difference of 16 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

While many global equity markets finished 2018 in correction territory (a decline of greater than 20%), most markets erased those losses during the first six months of 2019 with the S&P 500 posting its strongest first half return (up 18.54%) since 1997. The S&P MidCap 400 and the Russell 2000 indices were both up 17-18% during the period, while the MSCI EAFE and MSCI Emerging Markets indices also posted strong returns, up 11-14%. The first half of 2019 was not without market volatility, however, as May saw a significant decline in major equity markets driven primarily by continued trade tensions between the U.S. and its major trading partners, mainly China and Mexico. Equity markets recovered significantly in June however, again eliminating most, if not all, of the declines experienced in May.

While quality based signals contributed meaningfully to performance during the period, this was largely offset by value based insights, which detracted from returns as investors generally traded away from more value-oriented areas of the market throughout the first half of the year. The strong performance of the Portfolio’s more traditional trend-based and quality signals during the period was unsurprising given investors’ preference for growth-oriented companies with sustainable businesses. A signal that evaluates the tightness of every industry’s labor market as an indication of the availability and cost of labor for each company was additive, as were several signals derived from machine learned text-analysis to identify trends in long-term company fundamentals as well as to gauge changes in management sentiment. Other quality based insights that contributed to performance were those rewarding companies with attractive dividend growth trends as well as one that evaluates companies based on a series of long-term sustainability measures. These signals provided stability to the Portfolio amidst increased market volatility.

Elsewhere, the Portfolio’s macro thematic signals contributed modestly over the period. Among macro themes, certain industry timing signals proved beneficial, as an underweight position in the materials sector added to relative performance for the period. In contrast, a signal that measures sensitivity to changes in foreign exchange rates detracted, given the heightened volatility across currency markets.

How was the Portfolio positioned at period end?

At period end, the Portfolio remains largely sector neutral. The Portfolio had slight overweight positions in the information technology and utilities sectors and slight underweight positions in the consumer discretionary and consumer staples sectors. The Portfolio seeks to maintain a style neutral approach, therefore it did not have any outsized active exposures to any particular style or factor.

2658352.2

Global Atlantic BlackRock Disciplined Value Portfolio
Portfolio Review (Continued)
June 30, 2019 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2019 as compared to its benchmark:

	Six	One	Performance
	Months	Year	Since Inception**
Global Atlantic BlackRock Disciplined Value Portfolio
Class I	16.40%	8.37%	6.97%
Class II	16.17%	8.03%	6.77%
Russell 1000® Value Index (Total Return)	16.24%	8.46%	6.58%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.54% and 0.79% for Class I and Class II shares, respectively, per the May 1, 2019 prospectus.

**	The Portfolio’s inception date is November 1, 2017. The Portfolio commenced operations on November 6, 2017.

The Russell 1000® Value Index (Total Return) measures the performance of large- and mid-capitalization value sectors of the U.S. equity market. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Common Stocks	98.5%
Money Market Fund	1.2%
Other Assets Less Liabilities - Net	0.3%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2019.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

Global Atlantic BlackRock High Yield Portfolio
Portfolio Review (Unaudited)
June 30, 2019

Investment Objective

The Portfolio seeks to provide total return.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC (“BlackRock”).

How did the Portfolio perform during the period?

During the first six months of 2019, the Class I shares of Global Atlantic BlackRock High Yield Portfolio outperformed its reference benchmark, the ICE BofAML BB-B U.S. High Yield Constrained Index. The Portfolio posted a return of 10.60% compared to a benchmark return of 10.33%, a difference of 27 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

While many global equity markets finished 2018 in correction territory (a decline of greater than 20%), most markets erased those losses during the first six months of 2019 with the S&P 500 posting its strongest first half return (up 18.54%) since 1997. The S&P MidCap 400 and the Russell 2000 indices were both up 17-18% during the period, while the MSCI EAFE and MSCI Emerging Markets indices also posted strong returns, up 11-14%. The fixed income market also rallied, highlighted by significant decline in the 10-year U.S. Treasury yield to 2.00% at period end, a level not seen since 2016 and down from a recent high of 3.24% in November 2018. The first half of 2019 was not without market volatility, however, as May saw a significant decline in major equity markets driven primarily by continued trade tensions between the U.S. and its major trading partners, mainly China and Mexico. While bond yields remained low during this volatile period, equity markets recovered significantly in June, again eliminating most, if not all, of the declines experienced in May.

The primary contributor during the period was an overweight to the consumer non-cyclical sector, particularly pharmaceutical and healthcare companies. Security selection within the communications sector, notably an overweight position within cable, contributed to performance as did an overweight position in home construction companies within the consumer cyclicals sector.

The primary detractor during the period were underweight positions within the capital goods sector, particularly within the construction materials and building materials industries. An overweight to technology also detracted from performance, as did an underweight position within the electrics sector.

How was the Portfolio positioned at period end?

At period end, the Portfolio was overweight basic materials, finance companies, and communications. The largest sector underweights were energy, capital goods, and banking.

2658352.2

Global Atlantic BlackRock High Yield Portfolio
Portfolio Review (Continued)
June 30, 2019 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2019 as compared to its benchmark:

	Six	One	Performance
	Months	Year	Since Inception**
Global Atlantic BlackRock High Yield Portfolio
Class I	10.60%	7.12%	2.97%
Class II	10.41%	6.78%	2.71%
ICE BofAML BB-B U.S. High Yield Constrained Index^	10.33%	8.58%	4.71%
ICE BofA ML U.S. High Yield Master II Index+	10.12%	7.54%	4.50%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.59% and 0.84% for Class I and Class II shares, respectively, per the May 1, 2019 prospectus.

**	The Portfolio’s inception date is November 1, 2017. The Portfolio commenced operations on November 6, 2017.

^	Effective January 1, 2019, the Portfolio’s benchmark is the ICE BofAML BB-B U.S. High Yield Constrained Index. The ICE BofAML BB-B US High Yield Constrained Index contains all securities in the ICE BofAML US High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P, and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. It is not possible to invest directly in an index.

+	The ICE BofA ML U.S. High Yield Master II Index is an unmanaged market value-weighted index comprised of over 2,300 domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Corporate Bonds and Notes	96.3%
Money Market Fund	0.9%
Other Assets Less Liabilities - Net	2.8%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2019.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio
Portfolio Review (Unaudited)
June 30, 2019

Investment Objective

The Portfolio seeks to provide total return consisting of capital appreciation and income.

Management Review

The Portfolio is sub-advised by Goldman Sachs Asset Management, L.P. (“GSAM”).

How did the Portfolio perform during the period?

During the first six months of 2019, the Class I shares of Global Atlantic Goldman Sachs Core Fixed Income Portfolio outperformed its reference benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The Portfolio posted a return of 6.85% compared to a benchmark return of 6.11%, a difference of 74 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

While many global equity markets finished 2018 in correction territory (a decline of greater than 20%), most markets erased those losses during the first six months of 2019 with the S&P 500 posting its strongest first half return (up 18.54%) since 1997. The S&P MidCap 400 and the Russell 2000 indices were both up 17-18% during the period, while the MSCI EAFE and MSCI Emerging Markets indices also posted strong returns, up 11-14%. The fixed income market also rallied, highlighted by significant decline in the 10-year U.S. Treasury yield to 2.00% at period end, a level not seen since 2016 and down from a recent high of 3.24% in November 2018. The first half of 2019 was not without market volatility, however, as May saw a significant decline in major equity markets driven primarily by continued trade tensions between the U.S. and its major trading partners, mainly China and Mexico. While bond yields remained low during this volatile period, equity markets recovered significantly in June, again eliminating most, if not all, of the declines experienced in May.

The Portfolio’s duration strategy contributed to performance over the reporting period, due to its U.S. rates positioning and tactical U.S. duration positioning. The Portfolio’s relative value country strategy was also additive for results, driven by long positions in European rates versus short positions in Japanese, Norwegian and UK rates. Furthermore, a long position in 10- year Treasury Inflation-Protected Securities versus short position in UK rates was additive for returns. The Portfolio’s currency strategy contributed to performance, due to short positions in the euro and the British pound, coupled with long positions in the Norwegian Krone and the Australian dollar. These gains were partially offset by long positions in the New Zealand dollar and the Japanese yen. Cross-sector positioning contributed to returns, driven by allocations to corporate credit and paired duration trades, as well as the Portfolio’s exposure to collateralized loan obligations (CLOs). An overweight to emerging market sovereign debt further contributed to performance. These gains were partially offset by an underweight position in emerging market corporate debt, as well as exposure to government/swaps.

Overall, the Portfolio’s security selection strategies were beneficial for returns, due to exposure to investment-grade credit, primarily positions in the utilities and financials sectors. Within the securitized sector, the Portfolio’s mortgage-backed security (MBS) holdings also contributed to performance. Selection of external emerging market debt from Mexico, Indonesia and Brazil also benefited returns. These were partially offset by selections of U.S. government debt.

How was the Portfolio positioned at period end?

At period end, the Portfolio was overweight U.S. rates, whereas it was short European and UK rates versus long Norwegian and Australian rates. The Portfolio had underweight positions in agency MBS and commercial mortgage-backed securities (CMBS). Elsewhere, the Portfolio was overweight asset-backed securities (ABS), corporate credit and emerging market sovereign debt.

2658352.2

Global Atlantic Goldman Sachs Core Fixed Income Portfolio
Portfolio Review (Continued)
June 30, 2019 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2019 as compared to its benchmark:

	Six	One	Performance
	Months	Year	Since Inception**
Global Atlantic Goldman Sachs Core Fixed Income Portfolio
Class I	6.85%	8.00%	3.60%
Class II	6.85%	7.94%	3.57%
Bloomberg Barclays U.S. Aggregate Bond Index	6.11%	7.87%	3.86%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.44% and 0.69% for Class I and Class II shares, respectively, per the May 1, 2019 prospectus.

**	The Portfolio’s inception date is November 1, 2017. The Portfolio commenced operations on November 6, 2017.

The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Corporate Bonds & Notes	40.9%
Mortgage Backed Securities	32.5%
U.S. Treasury Securities	17.0%
Commercial Paper	1.1%
Money Market Fund	14.8%
Asset Backed Securities	7.7%
Municipal Bonds	1.4%
Other Assets Less Liabilities - Net	(15.4)%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2019.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio
Portfolio Review (Unaudited)
June 30, 2019

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by Goldman Sachs Asset Management, L.P. (“GSAM”).

How did the Portfolio perform during the period?

During the first six months of 2019, the Class I shares of Global Atlantic Goldman Sachs Global Equity Insights Portfolio underperformed its reference benchmark, the MSCI World Standard Index. The Portfolio posted a return of 14.16% compared to a benchmark return of 16.98%, a difference of -282 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

While many global equity markets finished 2018 in correction territory (a decline of greater than 20%), most markets erased those losses during the first six months of 2019 with the S&P 500 posting its strongest first half return (up 18.54%) since 1997. The S&P MidCap 400 and the Russell 2000 indices were both up 17-18% during the period, while the MSCI EAFE and MSCI Emerging Markets indices also posted strong returns, up 11-14%. The first half of 2019 was not without market volatility, however, as May saw a significant decline in major equity markets driven primarily by continued trade tensions between the U.S. and its major trading partners, mainly China and Mexico. Equity markets recovered significantly in June however, again eliminating most, if not all, of the declines experienced in May.

All four investment themes detracted from performance, with High-Quality Business Models detracting most from results followed by Fundamental Mispricings, Market Themes & Trends, and Sentiment Analysis. Country selection contributed to performance during the period. Among sectors, the Portfolio’s health care holdings detracted the most from returns, particularly underweight positions in the health care equipment & supplies and pharmaceutical industries. On the positive side, holdings in the financials sector contributed the most to returns, mainly driven by underweight positions in banks and diversified financial services.

At an individual stock level, an overweight position in Mylan NV detracted the most from returns despite scoring highly on Sentiment Analysis and Fundamental Mispricing related factors. Conversely, an overweight position in Chipotle Mexican Grill, Inc. (0.5%) contributed the most to returns as the stock scored highly on Sentiment Analysis and High-Quality Business Model related factors.

Among countries, an overweight position in the U.S., held primarily for supportive momentum characteristics detracted the most from returns. Conversely, an underweight position in France, held primarily for its less supportive macroeconomic conditions, contributed most to performance during the period.

How was the Portfolio positioned at period end?

At the end of the period, against the MSCI World Standard Index, the Portfolio had its largest overweight positions in the information technology and industrials sectors, driven primarily by investments in the electronic equipment, instruments & components and road & rail industries. Conversely, the Portfolio’s largest underweight positions were in the financials and communication services industries, driven by underweight positions in the capital markets and diversified telecommunication services industries.

At a country level, the Portfolio had its largest overweight positions in the U.S., primarily for its relatively strong momentum characteristics. The Portfolio held its second largest overweight position in Sweden, primarily for its relatively inexpensive valuations. Conversely, the Portfolio’s largest underweight positions were in the UK and Canada, primarily for their relatively weak momentum characteristics.

2658352.2

Global Atlantic Goldman Sachs Global Equity Insights Portfolio
Portfolio Review (Continued)
June 30, 2019 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2019 as compared to its benchmark:

	Six	One	Performance
	Months	Year	Since Inception**
Global Atlantic Goldman Sachs Global Equity Insights Portfolio
Class I	14.16%	0.76%	3.27%
Class II	14.08%	0.48%	2.98%
MSCI World Standard Index (Net)	16.98%	6.33%	6.11%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.72% and 0.97% for Class I and Class II shares, respectively, per the May 1, 2019 prospectus.

**	The Portfolio’s inception date is November 1, 2017. The Portfolio commenced operations on November 6, 2017.

The MSCI World Standard Index (Net) represents large- and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Common Stocks	98.9%
Other Assets Less Liabilities - Net	1.1%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2019.

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio Portfolio Review (Unaudited)
June 30, 2019

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by Goldman Sachs Asset Management, L.P. (“GSAM”).

How did the Portfolio perform during the period?

During the first six months of 2019, the Class I shares of Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio underperformed its reference benchmark, the Russell 1000 Growth Index. The Portfolio posted a return of 19.36% compared to a benchmark return of 21.49%, a difference of -213 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

While many global equity markets finished 2018 in correction territory (a decline of greater than 20%), most markets erased those losses during the first six months of 2019 with the S&P 500 posting its strongest first half return (up 18.54%) since 1997. The S&P MidCap 400 and the Russell 2000 indices were both up 17-18% during the period, while the MSCI EAFE and MSCI Emerging Markets indices also posted strong returns, up 11-14%. The first half of 2019 was not without market volatility, however, as May saw a significant decline in major equity markets driven primarily by continued trade tensions between the U.S. and its major trading partners, mainly China and Mexico. Equity markets recovered significantly in June however, again eliminating most, if not all, of the declines experienced in May.

All four investment themes detracted from performance, with Fundamental Mispricings detracting most from results followed by High-Quality Business Models, Market Themes & Trends, and Sentiment Analysis. Among sectors, the Portfolio’s health care holdings detracted the most from returns, particularly an overweight position in the biotechnology and an underweight position in the health care equipment & supplies industries. On the positive side, holdings in the Industrials sector contributed the most to performance, mainly driven by underweight positions in the air freight & logistics and industrial conglomerate industries.

At an individual stock level, an overweight position in State Street Corp. detracted the most from returns despite scoring highly on Sentiment Analysis and Fundamental Mispricing related factors. Conversely, an overweight position in Chipotle Mexican Grill, Inc. (0.9%) contributed the most to returns as the stock scored highly on Sentiment Analysis and High-Quality Business Model related factors.

How was the Portfolio positioned at period end?

At the end of the period, against the Russell 1000 Growth Index, the Portfolio had its largest overweight positions in the information technology and utilities sectors, driven primarily by investments in the software and independent power and renewable electricity producers industries. Conversely, the Portfolio’s largest underweight positions were in the consumer staples and communication services industries, driven by underweight positions in the beverages and entertainment industries.

2658352.2

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio
Portfolio Review (Continued)
June 30, 2019 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2019 as compared to its benchmark:

	Six	One	Performance
	Months	Year	Since Inception**
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio
Class I	19.36%	7.62%	10.58%
Class II	19.20%	7.29%	10.25%
Russell 1000® Growth Index (Total Return)	21.49%	11.56%	14.00%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.46% and 0.71% for Class I and Class II shares, respectively, per the May 1, 2019 prospectus.

**	The Portfolio’s inception date is November 1, 2017. The Portfolio commenced operations on November 6, 2017.

The Russell 1000® Growth Index (Total Return) is an unmanaged index of common stock prices that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Common Stocks	99.1%
Money Market Fund	0.3%
Other Assets Less Liabilities - Net	0.6%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2019.

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio
Portfolio Review (Unaudited)
June 30, 2019

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by Goldman Sachs Asset Management, L.P. (“GSAM”).

How did the Portfolio perform during the period?

During the first six months of 2019, the Class I shares of Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio underperformed its reference benchmark, the Russell Midcap Value Index. The Portfolio posted a return of 13.55% compared to a benchmark return of 18.02%, a difference of -447 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

While many global equity markets finished 2018 in correction territory (a decline of greater than 20%), most markets erased those losses during the first six months of 2019 with the S&P 500 posting its strongest first half return (up 18.54%) since 1997. The S&P MidCap 400 and the Russell 2000 indices were both up 17-18% during the period, while the MSCI EAFE and MSCI Emerging Markets indices also posted strong returns, up 11-14%. The first half of 2019 was not without market volatility, however, as May saw a significant decline in major equity markets driven primarily by continued trade tensions between the U.S. and its major trading partners, mainly China and Mexico. Equity markets recovered significantly in June however, again eliminating most, if not all, of the declines experienced in May.

All four investment themes detracted from performance, with High-Quality Business Models detracting most from results, followed by Market Themes & Trends, Fundamental Mispricings, and Sentiment Analysis. Among sectors, the Portfolio’s health care holdings detracted the most from returns, particularly overweight positions in the pharmaceuticals and biotechnology industries. On the positive side, holdings in the consumer discretionary sector contributed the most to performance, mainly driven by an underweight position in the multiline retail industry.

At an individual stock level, an overweight position in Mylan NV (0.4%) detracted the most from returns despite scoring highly on Sentiment Analysis and Fundamental Mispricing related factors. Conversely, an overweight position in ManpowerGroup, Inc. (0.3%) contributed the most to returns as the stock scored highly on Fundamental Mispricing related factors.

How was the Portfolio positioned at period end?

At the end of the period, against the Russell Mid Cap Value Index, the Portfolio had its largest overweight positions in the health care and financials sectors, mainly driven by overweight positions in the biotechnology and banking industries respectively. Conversely, the Portfolio’s largest underweight positions were in the real estate and communication services sectors, driven by underweight positions in the equity real estate investment trusts (REITs) and entertainment industries respectively.

2658352.2

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio
Portfolio Review (Continued)
June 30, 2019 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2019 as compared to its benchmark:

	Six	One	Performance
	Months	Year	Since Inception**
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio
Class I	13.55%	(0.10)%	2.45%
Class II	13.23%	(0.47)%	2.10%
Russell Midcap® Value Index (Total Return)	18.02%	3.68%	4.89%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.64% and 0.89% for Class I and Class II shares, respectively, per the May 1, 2019 prospectus.

**	The Portfolio’s inception date is November 1, 2017. The Portfolio commenced operations on November 6, 2017.

The Russell Midcap® Value Index (Total Return) is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Common Stocks	98.9%
Money Market Fund	0.6%
Other Assets Less Liabilities - Net	0.5%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2019.

Global Atlantic BlackRock Allocation Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2019 (Unaudited)

Shares		Value
	EXCHANGE TRADED FUNDS - 99.8%
	DEBT FUNDS - 39.2%
35,734	iShares iBoxx $ Investment Grade Corporate Bond ETF	$4,444,238
102,353	iShares Intermediate-Term Corporate Bond ETF	5,829,003
30,078	iShares MBS ETF	3,236,393
133,061	iShares Short Maturity Bond ETF	6,696,960
477,636	iShares U.S. Treasury Bond ETF	12,330,173
		32,536,767
	EQUITY FUNDS - 60.6%
118,616	iShares Core MSCI EAFE ETF	7,283,022
87,638	iShares Core MSCI Emerging Markets ETF	4,508,099
68,727	iShares Core S&P 500 ETF	20,257,283
124,643	iShares Core S&P Total U.S. Stock Market ETF	8,304,963
58,256	iShares Edge MSCI Min Vol USA ETF	3,596,143
23,428	iShares Edge MSCI USA Momentum Factor ETF	2,778,561
19,934	iShares Global Tech ETF	3,578,751
		50,306,822

	TOTAL EXCHANGE TRADED FUNDS (Cost $78,167,139)	82,843,589

	SHORT-TERM INVESTMENT - 0.0%^
	MONEY MARKET FUND - 0.0%^
33,265	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 2.25% (a) (Cost - $33,265)	33,265

	TOTAL INVESTMENTS - 99.8% (Cost - $78,200,404)	$82,876,854
	OTHER ASSETS LESS LIABILITES - NET - 0.2%	172,209
	TOTAL NET ASSETS - 100.0%	$83,049,063

(a)	Money market rate shown represents the rate at June 30, 2019.

^	Represents less than 0.05%.

ETF - Exchange Traded Fund

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2019 (Unaudited)

Shares		Value
	COMMON STOCKS - 98.5%
	ADVERTISING - 0.5%
129,991	Interpublic Group of Cos, Inc.	$2,936,497

	AEROSPACE/DEFENSE - 2.0%
15,205	L3 Harris Technologies, Inc. *	2,875,722
15,544	Lockheed Martin Corp.	5,650,866
17,803	Raytheon Co.	3,095,586
		11,622,174
	AGRICULTURE - 0.6%
33,958	Archer-Daniels-Midland Co.	1,385,486
24,198	Philip Morris International, Inc.	1,900,269
		3,285,755
	AIRLINES - 0.1%
7,700	Delta Air Lines, Inc.	436,975

	APPAREL - 0.6%
4,920	Levi Strauss & Co. *	102,730
42,335	NIKE, Inc.	3,554,023
		3,656,753
	AUTO MANUFACTURERS - 1.2%
96,057	PACCAR, Inc.	6,883,445
1,192	Toyota Motor Corp. (ADR)	147,796
		7,031,241
	AUTO PARTS & EQUIPMENT - 0.1%
26,527	Dana, Inc.	528,948
10,448	Goodyear Tire & Rubber Co. (The)	159,854
		688,802
	BANKS - 5.5%
172,898	Bank of America Corp.	5,014,042
3,599	Citigroup, Inc.	252,038
97,166	Citizens Financial Group, Inc.	3,435,790
2,075	East West Bancorp, Inc.	97,048
14,815	First Republic Bank	1,446,685
109,194	JP Morgan Chase & Co.	12,207,889
82,885	Morgan Stanley	3,631,192
6,229	Royal Bank of Canada	494,583
4,776	SunTrust Banks, Inc.	300,172
81,843	Wells Fargo & Co.	3,872,811
8,348	Western Alliance Bancorp *	373,323
9,737	Zions Bancorp NA	447,707
		31,573,280

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Shares		Value
	BEVERAGES - 1.8%
34,584	Diageo PLC (ADR)	$5,959,515
4,371	Molson Coors Brewing Co.	244,776
16,359	Monster Beverage Corp. *	1,044,195
21,173	PepsiCo, Inc.	2,776,415
		10,024,901
	BIOTECHNOLOGY - 2.7%
32,389	Amgen, Inc.	5,968,645
2,614	Biogen, Inc. *	611,336
16,278	Celgene Corp. *	1,504,738
73,302	Gilead Sciences, Inc.	4,952,283
4,298	Regeneron Pharmaceuticals, Inc. *	1,345,274
5,719	Vertex Pharmaceuticals, Inc. *	1,048,750
		15,431,026
	CHEMICALS - 2.0%
17,288	Air Products & Chemicals, Inc.	3,913,485
52,839	Dow, Inc.	2,605,491
14,616	Dupont de Numours, Inc.	1,097,223
5,553	Ecolab, Inc.	1,096,384
32,679	LyondellBasell Industries NV	2,814,642
		11,527,225
	COMMERCIAL SERVICES - 2.6%
34,423	Automatic Data Processing, Inc.	5,691,155
33	Booz Allen Hamilton Holding Corp.	2,185
2,314	CoStar Group, Inc. *	1,282,095
12,142	H&R Block, Inc.	355,761
19,039	Insperity, Inc.	2,325,423
17,299	PayPal Holdings, Inc. *	1,980,044
6,193	S&P Global, Inc.	1,410,703
14,647	Square, Inc. *	1,062,347
8,221	TriNet Group, Inc. *	557,384
		14,667,097
	COMPUTERS - 4.5%
94,684	Apple, Inc.	18,739,857
22,738	Dell Technologies, Inc. Class C*	1,155,090
1	EPAM Systems, Inc. *	173
90,203	HP, Inc.	1,875,320
27,281	International Business Machines Corp.	3,762,050
		25,532,490
	COSMETICS/PERSONAL CARE - 1.3%
18,224	Colgate-Palmolive Co.	1,306,114
9,456	Estee Lauder Cos, Inc.	1,731,488
38,413	Procter & Gamble Co.	4,211,985
		7,249,587

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Shares		Value
	DISTRIBUTION/WHOLESALE - 0.1%
2,071	WW Grainger, Inc.	$555,504

	DIVERSIFIED FINANCIAL SERVICES - 4.6%
31,378	American Express Co.	3,873,300
5,770	Capital One Financial Corp.	523,570
164,268	Charles Schwab Corp.	6,601,931
36,899	Discover Financial Services	2,862,993
3,217	Evercore, Inc.	284,930
8,538	Franklin Resources, Inc.	297,122
9,929	Mastercard, Inc.	2,626,518
11,269	Synchrony Financial	390,696
21,420	TD Ameritrade Holding Corp.	1,069,286
45,199	Visa, Inc.	7,844,286
		26,374,632
	ELECTRIC - 3.3%
62,787	Alliant Energy Corp.	3,081,586
11,912	Avista Corp.	531,275
10,612	Black Hills Corp.	829,540
42,084	Consolidated Edison, Inc.	3,689,925
17,887	Dominion Energy, Inc.	1,383,023
18,602	DTE Energy Co.	2,378,824
19,799	Evergy, Inc.	1,190,910
12,281	IDACORP, Inc.	1,233,381
15,901	Pinnacle West Capital Corp.	1,496,125
51,176	Xcel Energy, Inc.	3,044,460
		18,859,049
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
4,086	AMETEK, Inc.	371,172
2,736	Generac Holdings, Inc. *	189,906
6,088	Hubbell, Inc.	793,875
		1,354,953
	ELECTRONICS - 1.8%
31,108	ADT, Inc.	190,381
26,608	Allegion PLC	2,941,514
8,479	Fortive Corp.	691,208
28,742	Honeywell International, Inc.	5,018,066
34,316	National Instruments Corp.	1,440,929
		10,282,098
	ENGINEERING & CONSTRUCTION - 0.1%
4,663	frontdoor, Inc. *	203,074
3,181	MasTec, Inc. *	163,917
		366,991
	ENTERTAINMENT - 0.1%
25,685	International Game Technology PLC	333,134

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Shares		Value
	ENVIRONMENTAL CONTROL - 0.6%
9,363	Waste Connections, Inc.	$894,916
22,860	Waste Management, Inc.	2,637,358
		3,532,274
	FOOD - 1.4%
59,983	General Mills, Inc.	3,150,307
20,338	Hershey Co.	2,725,902
6,858	JM Smucker Co. (The)	789,973
3,560	McCormick & Co, Inc.	551,836
15,538	Performance Food Group Co. *	621,986
		7,840,004
	GAS - 0.2%
9,839	Southwest Gas Holdings, Inc.	881,771

	HAND/MACHINE TOOLS - 0.4%
14,948	Snap-on, Inc.	2,475,987

	HEALTHCARE PRODUCTS - 2.3%
545	Align Technology, Inc. *	149,167
12,757	Danaher Corp.	1,823,230
1,272	Hill-Rom Holdings, Inc.	133,077
241	IDEXX Laboratories, Inc. *	66,355
69,352	Medtronic PLC	6,754,191
14,693	Stryker Corp.	3,020,587
4,577	Thermo Fisher Scientific, Inc.	1,344,173
		13,290,780
	HEALTHCARE - SERVICES - 1.5%
11,027	Anthem, Inc.	3,111,930
318	Humana, Inc.	84,365
20,653	UnitedHealth Group, Inc.	5,039,539
1,156	WellCare Health Plans, Inc. *	329,541
		8,565,375
	HOME BUILDERS - 0.0% **
1,310	Thor Industries, Inc.	76,570

	HOUSEHOLD PRODUCTS/WARES - 0.3%
20,714	Church & Dwight Co., Inc.	1,513,365
1,150	Kimberly-Clark Corp.	153,272
		1,666,637
	INSURANCE - 5.2%
29,401	Allstate Corp.	2,989,788
21,717	Arthur J Gallagher & Co.	1,902,192
53,382	Berkshire Hathaway, Inc. *	11,379,441
2,569	Cincinnati Financial Corp.	266,328

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Shares		Value
	INSURANCE - 5.2% (Continued)
19,658	First American Financial Corp.	$1,055,635
22,786	Lincoln National Corp.	1,468,558
23,092	Loews Corp.	1,262,440
53,871	MetLife, Inc.	2,675,773
51,396	Prudential Financial, Inc.	5,190,996
8,135	Travelers Cos., Inc.	1,216,345
3,330	Unum Group	111,722
		29,519,218
	INTERNET - 10.3%
5,467	Alibaba Group Holding Ltd. (ADR) *	926,383
3,075	Alphabet, Inc. - Class A *	3,329,610
7,067	Alphabet, Inc. - Class C *	7,638,791
10,984	Amazon.com, Inc. *	20,799,632
17,473	Baidu, Inc. * (ADR)	2,050,631
13,987	CDW Corp.	1,552,557
2,899	Etsy, Inc. *	177,912
62,632	Facebook, Inc. *	12,087,976
25,156	GoDaddy, Inc. *	1,764,693
20,633	Lyft, Inc. *	1,355,794
7,282	Netflix, Inc. *	2,674,824
12,307	Pinterest, Inc. *	334,996
13,692	Twitter, Inc. *	477,851
37,825	Uber Technologies, Inc. *	1,754,324
9,842	VeriSign, Inc. *	2,058,553
		58,984,527
	LEISURE - 0.3%
12,771	Norwegian Cruise Line Holdings Ltd. *	684,909
8,531	Royal Caribbean Cruises Ltd.	1,034,043
		1,718,952
	LODGING - 0.6%
92,946	Extended Stay America, Inc.	1,569,858
28,020	Las Vegas Sands Corp.	1,655,702
		3,225,560
	MACHINERY - CONSTRUCTION & MINING - 0.4%
10,046	Caterpillar, Inc.	1,369,169
8,270	Oshkosh Corp.	690,462
		2,059,631

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Shares		Value
	MACHINERY - DIVERSIFIED - 1.7%
44,974	Crane Co.	$3,752,631
6,465	Cummins, Inc.	1,107,713
3,621	Curtiss-Wright Corp.	460,338
21,086	Rockwell Automation, Inc.	3,454,519
3,288	Roper Technologies, Inc.	1,204,263
		9,979,464
	MEDIA - 1.7%
2	AMC Networks, Inc. *	109
21,989	CBS Corp.	1,097,251
149,484	Comcast Corp.	6,320,183
1,148	Discovery, Inc. *	32,661
9,667	Fox Corp. - Class A	354,199
3,904	Fox Corp. - Class B	142,613
7,702	Liberty Media Corp-Liberty SiriusXM *	291,213
8,379	Sinclair Broadcast Group, Inc.	449,366
37,856	Sirius XM Holdings, Inc.	211,236
22,606	Viacom, Inc.	675,241
		9,574,072
	MINING - 0.1%
1,464	Franco-Nevada Corp.	124,264
9,634	Newmont Mining Corp.	370,620
		494,884
	MISCELLANEOUS MANUFACTURING - 0.1%
9,137	AO Smith Corp.	430,901
16,496	ArcelorMittal (ADR)	297,423
		728,324
	OIL & GAS - 3.3%
11,534	Anadarko Petroleum Corp.	813,839
28,077	Chevron Corp.	3,493,902
14,473	CNOOC Ltd. (ADR)	2,465,476
86,550	ConocoPhillips	5,279,550
16,464	EOG Resources, Inc.	1,533,786
19,805	Equinor ASA (ADR)	391,743
36,078	Exxon Mobil Corp.	2,764,657
4,550	Helmerich & Payne, Inc.	230,321
4,400	Petroleo Brasileiro SA (ADR)	68,508
21,741	Royal Dutch Shell PLC (ADR)	1,414,687
4,822	Valero Energy Corp.	412,811
		18,869,280

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Shares		Value
	OIL & GAS SERVICES - 0.5%
90,416	Halliburton Co.	$2,056,060
13,954	Schlumberger Ltd.	554,532
		2,610,592
	PACKAGING & CONTAINERS - 0.5%
79,267	WestRock Co.	2,890,867

	PHARMACEUTICALS - 7.3%
55,282	AbbVie, Inc.	4,020,107
10,332	AmerisourceBergen Corp.	880,906
72,644	Bristol-Myers Squibb Co.	3,294,405
10,699	Cigna Corp.	1,685,627
42,070	CVS Health Corp.	2,292,394
2,532	DexCom, Inc. *	379,395
12,209	Eli Lilly & Co.	1,352,635
9,006	Herbalife Nutrition Ltd. *	385,097
95,674	Johnson & Johnson	13,325,475
6,094	McKesson Corp.	818,973
132,784	Merck & Co., Inc.	11,133,938
52,992	Pfizer, Inc.	2,295,613
		41,864,565
	PIPELINES - 0.2%
10,452	Antero Midstream Corp.	119,780
37,288	Williams Cos., Inc.	1,045,556
		1,165,336
	REAL ESTATE INVESTMENT TRUSTS - 2.9%
24,893	Equity LifeStyle Properties, Inc.	3,020,517
26,783	Outfront Media, Inc.	690,734
47,675	Park Hotels & Resorts, Inc.	1,313,923
63,369	Prologis, Inc.	5,075,857
62,714	RLJ Lodging Trust	1,112,546
11,054	Ryman Hospitality Properties, Inc.	896,369
28,787	Simon Property Group, Inc.	4,599,011
		16,708,957
	RETAIL - 4.5%
8,141	Advance Auto Parts, Inc.	1,254,854
922	AutoZone, Inc. *	1,013,711
757	Chipotle Mexican Grill, Inc. *	554,790
11,387	Costco Wholesale Corp.	3,009,129
31,903	Darden Restaurants, Inc.	3,883,552
3,424	Dollar General Corp.	462,788
2,270	Domino’s Pizza, Inc.	631,696
13,662	Home Depot, Inc.	2,841,286
7,353	Lululemon Athletica, Inc. *	1,325,084

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Shares		Value
	RETAIL - 4.5% (Continued)
15,082	McDonald’s Corp.	$3,131,928
1,126	O’Reilly Automotive, Inc. *	415,854
27,473	Target Corp.	2,379,436
27,561	TJX Cos., Inc.	1,457,426
2,028	Ulta Beauty, Inc. *	703,493
17,305	Walmart, Inc.	1,912,029
9,466	Yum! Brands, Inc.	1,047,602
		26,024,658
	SEMICONDUCTORS - 2.8%
3,306	Advanced Micro Devices, Inc. *	100,403
35,449	Applied Materials, Inc.	1,592,015
5,166	Broadcom, Inc.	1,487,085
1	Cabot Microelectronics Corp.	110
9,308	Cirrus Logic, Inc. *	406,760
69,027	Intel Corp.	3,304,322
3,407	Lam Research Corp.	639,971
11,573	NVIDIA Corp.	1,900,634
14,902	QUALCOMM, Inc.	1,133,595
36,252	Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,419,991
19,801	Texas Instruments, Inc.	2,272,363
14,710	Xilinx, Inc.	1,734,603
		15,991,852
	SOFTWARE - 9.0%
18,961	Activision Blizzard, Inc.	894,959
17,303	Adobe, Inc. *	5,098,329
18,453	Dropbox, Inc. *	462,248
3,061	Electronic Arts, Inc. *	309,957
35,981	Fidelity National Information Services, Inc.	4,414,149
11,434	Intuit, Inc.	2,988,047
131,791	Microsoft Corp.	17,654,722
2,086	NetEase, Inc. (ADR)	533,536
37,007	Oracle Corp.	2,108,289
50,296	Paychex, Inc.	4,138,858
2,581	Red Hat, Inc. *	484,609
48,713	salesforce.com, Inc. *	7,391,223
8,124	ServiceNow, Inc. *	2,230,607
10,778	Veeva Systems, Inc. *	1,747,222
4,576	Workday, Inc. *	940,734
		51,397,489
	TELECOMMUNICATIONS - 3.4%
15,331	AT&T, Inc.	513,742
94,940	BCE, Inc.	4,317,871
41,878	China Mobile Ltd. (ADR)	1,896,655

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Shares		Value
	TELECOMMUNICATIONS - 3.4% (Continued)
13,980	Ciena Corp. *	$574,997
134,716	Cisco Systems, Inc.	7,373,007
3	Telephone & Data Systems, Inc.	91
84,908	Verizon Communications, Inc.	4,850,794
		19,527,157
	TRANSPORTATION - 0.5%
4,802	CSX Corp.	371,531
13,158	Landstar System, Inc.	1,420,932
14,015	Ryder System, Inc.	817,074
		2,609,537
	TRUCKING & LEASING - 0.0% **
3,519	GATX Corp.	279,021

	WATER - 0.8%
38,988	American Water Works Co., Inc.	4,522,608

	TOTAL COMMON STOCKS (Cost - $510,878,561)	562,866,113

	SHORT-TERM INVESTMENT - 1.3%
	MONEY MARKET FUND - 1.3%
7,507,530	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 2.25% (a)(Cost - $7,507,530)	7,507,530

	TOTAL INVESTMENTS - 99.8% (Cost - $518,386,091)	$570,373,643
	OTHER ASSETS LESS LIABILITIES - NET - 0.2%	1,313,715
	TOTAL NET ASSETS - 100.0%	$571,687,358

*	Non-income producing security.

**	Amount is less than 0.05%

ADR - American Depository Receipt

PLC - Public Limited Company

(a)	Money market rate shown represents the rate at June 30, 2019.

FUTURES CONTRACTS

	Description	Counterparty	Contracts	Expiration Date	Notional Value	Unrealized Appreciation
LONG
	S&P 500 E-mini Future	Goldman Sachs	62	September-19	$9,127,020	$136,280
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS						$136,280

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2019 (Unaudited)

Shares		Value
	COMMON STOCKS - 97.8%
	ADVERTISING - 0.7%
5,036	Interpublic Group of Cos, Inc.	$113,763
141	Omnicom Group, Inc.	11,555
		125,318
	AEROSPACE/DEFENSE - 2.7%
178	Boeing Co.	64,794
490	L3 Harris Technologies, Inc. *	92,674
163	Heico Corp.	16,849
582	Lockheed Martin Corp.	211,580
371	Raytheon Co.	64,509
42	Teledyne Technologies, Inc. *	11,503
		461,909
	APPAREL - 1.0%
84	Levi Strauss & Co. *	1,754
2,109	Nike, Inc.	177,051
		178,805
	AUTO MANUFACTURERS - 0.6%
1,228	PACCAR, Inc.	87,998
36	Tesla, Inc. *	8,045
		96,043
	AUTO PARTS & EQUIPMENT - 0.0% ^
274	Dana, Inc.	5,464

	BEVERAGES - 2.2%
132	Brown-Forman Corp. - Class A	7,260
337	Brown-Forman Corp. - Class B	18,680
226	Keurig Dr. Pepper, Inc.	6,531
1,371	Monster Beverage Corp. *	87,511
2,050	PepsiCo., Inc.	268,817
		388,799
	BIOTECHNOLOGY - 3.9%
1,273	Amgen, Inc.	234,588
159	Biogen, Inc. *	37,185
870	Celgene Corp. *	80,423
2,207	Gilead Sciences, Inc.	149,105
23	Illumina, Inc. *	8,467
209	Incyte Corp. *	17,757
267	Regeneron Pharmaceuticals, Inc. *	83,571
383	Vertex Pharmaceuticals, Inc. *	70,235
		681,331
	BUILDING MATERIALS - 0.0% ^
30	Vulcan Materials Co.	4,119

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Shares		Value
	CHEMICALS - 0.8%
293	Air Products & Chemicals, Inc.	$66,326
320	Ecolab, Inc.	63,181
55	LyondellBasell Industries NV	4,737
		134,244
	COMMERCIAL SERVICES - 5.0%
1,454	Automatic Data Processing, Inc.	240,390
464	Booz Allen Hamilton Holding Corp.	30,721
205	CoStar Group, Inc. *	113,582
511	H&R Block, Inc.	14,972
666	Insperity, Inc.	81,345
563	Paylocity Holding Corp. *	52,821
1,308	PayPal Holdings, Inc. *	149,714
377	S&P Global, Inc.	85,877
848	Square, Inc. *	61,505
688	TriNet Group, Inc. *	46,646
		877,573
	COMPUTERS - 7.5%
304	Accenture PLC	56,170
5,510	Apple, Inc.	1,090,539
572	Dell Technologies, Inc. - Class C *	29,058
38	Fortinet, Inc. *	2,920
903	International Business Machines Corp.	124,524
65	NetApp, Inc.	4,011
		1,307,222
	COSMETICS/PERSONAL CARE - 0.3%
304	Estee Lauder Cos, Inc.	55,665

	DISTRIBUTION/WHOLESALE - 0.2%
104	WW Grainger, Inc.	27,896

	DIVERSIFIED FINANCIAL SERVICES - 6.1%
701	American Express Co.	86,531
3,806	Charles Schwab Corp.	152,963
955	Discover Financial Services	74,098
268	Franklin Resources, Inc.	9,326
841	Mastercard, Inc.	222,470
1,223	TD Ameritrade Holding Corp.	61,052
2,606	Visa, Inc.	452,271
		1,058,711
	ELECTRIC - 0.4%
569	Alliant Energy Corp.	27,927
45	Consolidated Edison, Inc.	3,946
293	IDACORP, Inc.	29,426
		61,299

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Shares		Value
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
312	Generac Holdings, Inc. *	$21,656
384	Hubbell, Inc.	50,074
		71,730
	ELECTRONICS - 2.5%
1,248	ADT, Inc.	7,638
1,166	Allegion PLC	128,901
159	Fortive Corp.	12,962
993	Honeywell International, Inc.	173,368
22	Mettler-Toledo International, Inc. *	18,480
2,254	National Instruments Corp.	94,645
		435,994
	ENGINEERING & CONSTRUCTION - 0.1%
485	Frontdoor, Inc. *	21,122

	ENTERTAINMENT - 0.1%
537	International Game Technology PLC	6,965
103	Six Flags Entertainment Corp.	5,117
13	Vail Resorts, Inc.	2,901
		14,983
	ENVIRONMENTAL CONTROL - 0.5%
324	Waste Connections, Inc.	30,968
462	Waste Management, Inc.	53,301
		84,269
	FOOD - 0.7%
778	General Mills, Inc.	40,861
500	Hershey Co. (The)	67,015
311	Performance Food Group Co. *	12,449
		120,325
	GAS - 0.1%
148	Southwest Gas Holdings, Inc.	13,264

	HAND/MACHINE TOOLS - 0.2%
242	Snap-On, Inc.	40,085

	HEALTHCARE PRODUCTS - 1.6%
96	Align Technology, Inc. *	26,275
441	Hill-Rom Holdings, Inc.	46,137
232	IDEXX Laboratories, Inc. *	63,877
622	Stryker Corp.	127,871
56	Thermo Fisher Scientific, Inc.	16,446
		280,606

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Shares		Value
	HEALTHCARE - SERVICES - 2.1%
126	Anthem, Inc.	$35,558
12	Humana, Inc.	3,184
1,244	UnitedHealth Group, Inc.	303,548
54	WellCare Health Plans, Inc. *	15,394
		357,684
	HOUSEHOLD PRODUCTS/WARES - 0.4%
922	Church & Dwight Co., Inc.	67,361
35	Kimberly-Clark Corp.	4,665
		72,026
	INSURANCE - 1.4%
377	Berkshire Hathaway, Inc. *	80,365
1,040	First American Financial Corp.	55,848
308	Loews Corp.	16,838
164	Progressive Corp. (The)	13,109
774	Prudential Financial, Inc.	78,174
		244,334
	INTERNET - 17.8%
254	Alphabet, Inc. - Class A *	275,031
374	Alphabet, Inc. - Class C *	404,260
565	Amazon.com, Inc. *	1,069,901
14	Booking Holdings, Inc. *	26,246
100	Cargurus, Inc. *	3,611
658	CDW Corp.	73,038
194	Etsy, Inc. *	11,906
3,176	Facebook, Inc. *	612,968
1,461	GoDaddy, Inc. *	102,489
1,008	Lyft, Inc. *	66,236
484	Netflix, Inc. *	177,783
117	Palo Alto Networks, Inc. *	23,840
594	Pinterest, Inc. *	16,169
202	RingCentral, Inc. *	23,214
855	Twitter, Inc. *	29,840
1,161	Uber Technologies, Inc. *	53,847
474	VeriSign, Inc. *	99,142
298	Zendesk, Inc.	26,531
		3,096,052
	LEISURE TIME - 0.3%
329	Norwegian Cruise Line Holdings Ltd. *	17,644
66	Planet Fitness, Inc. *	4,781
213	Royal Caribbean Cruises Ltd.	25,818
		48,243
	LODGING - 0.9%
4,199	Extended Stay America, Inc.	70,921
1,508	Las Vegas Sands Corp.	89,108
96	Wyndham Destinations, Inc.	4,214
		164,243

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Shares		Value
	MACHINERY - CONSTRUCTION & MINING - 0.2%
514	Oshkosh Corp.	$42,914

	MACHINERY - DIVERSIFIED - 1.5%
823	Crane Co.	68,671
194	Cummins, Inc.	33,240
82	Curtiss-Wright Corp.	10,425
120	IDEX Corp.	20,657
668	Rockwell Automation, Inc.	109,438
29	Roper Technologies, Inc.	10,622
		253,053
	MEDIA - 0.7%
814	CBS Corp.	40,619
869	Comcast Corp.	36,741
205	Sinclair Broadcast Group, Inc.	10,994
5,476	Sirius XM Holdings, Inc.	30,556
		118,910
	OFFICE/BUSINESS EQUIPMENT - 0.0% ^
13	Zebra Technologies Corp. *	2,723

	OIL & GAS - 0.3%
731	ConocoPhillips	44,591

	PACKAGING & CONTAINERS - 0.2%
1,149	WestRock Co.	41,904

	PHARMACEUTICALS - 5.2%
2,411	AbbVie, Inc.	175,328
292	AmerisourceBergen Corp.	24,896
1,474	Bristol-Myers Squibb Co.	66,846
111	Cigna Corp.	17,488
145	CVS Health Corp.	7,901
248	DexCom, Inc. *	37,160
21	Eli Lilly & Co.	2,327
166	Herbalife Nutrition Ltd. *	7,098
16	Jazz Pharmaceuticals PLC *	2,281
1,324	Johnson & Johnson	184,407
4,542	Merck & Co., Inc.	380,847
		906,579
	REAL ESTATE INVESTMENT TRUSTS - 2.2%
1,235	Equity LifeStyle Properties, Inc.	149,855
835	Park Hotels & Resorts, Inc.	23,013
480	Prologis, Inc.	38,448
429	Ryman Hospitality Properties, Inc.	34,788
841	Simon Property Group, Inc.	134,358
		380,462

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Shares		Value
	RETAIL - 5.8%
374	Advance Auto Parts, Inc.	$57,648
63	AutoZone, Inc. *	69,267
49	Chipotle Mexican Grill, Inc. *	35,911
471	Costco Wholesale Corp.	124,466
961	Darden Restaurants, Inc.	116,983
312	Dollar General Corp.	42,170
175	Domino’s Pizza, Inc.	48,699
706	Home Depot, Inc.	146,827
371	Lululemon Athletica, Inc. *	66,858
220	McDonald’s, Corp.	45,685
113	O’Reilly Automotive, Inc. *	41,733
234	Target, Corp.	20,267
1,968	TJX Cos, Inc.	104,068
151	Ulta Beauty, Inc. *	52,380
304	Yum! Brands, Inc.	33,644
		1,006,606
	SEMICONDUCTORS - 3.6%
559	Advanced Micro Devices, Inc. *	16,977
2,046	Applied Materials, Inc.	91,886
191	Broadcom, Inc.	54,981
951	Cirrus Logic, Inc. *	41,559
104	Lam Research Corp.	19,535
653	NVIDIA Corp.	107,242
350	ON Semiconductor Corp. *	7,073
945	Qualcomm, Inc.	71,886
1,234	Texas Instruments, Inc.	141,614
610	Xilinx, Inc.	71,931
		624,684
	SOFTWARE - 15.6%
1,131	Activision Blizzard, Inc.	53,383
933	Adobe Systems, Inc. *	274,908
277	Dropbox, Inc. *	6,939
263	Electronic Arts, Inc. *	26,631
1,002	Fidelity National Information Services, Inc.	122,925
670	First Data Corp. *	18,137
468	Intuit, Inc.	122,302
7,922	Microsoft Corp.	1,061,231
469	Oracle Corp.	26,719
2,048	Paychex, Inc.	168,530
138	Paycom Software, Inc. *	31,287
183	Red Hat, Inc. *	34,360
1,892	Salesforce.com, Inc. *	287,073
711	ServiceNow, Inc. *	195,219
89	Tableau Software, Inc. *	14,776

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Shares		Value
	SOFTWARE - 15.6% (Continued)
91	Take-Two Interactive Software, Inc. *	$10,331
786	Veeva Systems, Inc. *	127,418
493	Workday, Inc. *	101,351
5,714	Zynga, Inc. *	35,027
		2,718,547
	TELECOMMUNICATIONS - 1.2%
652	Ciena Corp. *	26,817
2,905	Cisco Systems, Inc.	158,991
287	Verizon Communications, Inc.	16,396
		202,204
	TRANSPORTATION - 0.3%
221	CSX Corp.	17,099
174	Expeditors International of Washington, Inc.	13,200
224	Landstar System, Inc.	24,190
		54,489
	WATER - 0.5%
805	American Water Works Co., Inc.	93,380

	TOTAL COMMON STOCKS (Cost - $14,696,469)	17,020,404

	SHORT-TERM INVESTMENT - 1.9%
	MONEY MARKET FUND - 1.9%
329,920	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 2.25% (a)(Cost - $329,920)	329,920

	TOTAL INVESTMENTS - 99.7% (Cost - $15,026,086)	$17,350,324
	OTHER ASSETS LESS LIABILITIES - NET - 0.3%	50,329
	TOTAL NET ASSETS - 100.0%	$17,400,653

*	Non-income producing security

^	Represents less than 0.05%

PLC - Public Limited Company

(a)	Money market rate shown represents the rate at June 30, 2019.

FUTURES CONTRACTS
					Unrealized
Description	Counterparty	Contracts	Expiration Date	Notional Value	Appreciation
LONG
S&P 500 E-mini Future	Goldman Sachs	2	Sep-19	$294,420	$4,933
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS					$4,933

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2019 (Unaudited)

Shares		Value
	EXCHANGE TRADED FUNDS - 6.3%
	EQUITY FUNDS - 6.3%
107,265	iShares MSCI India ETF	$3,786,454
11,023	iShares MSCI Saudi Arabia ETF	363,979
123,962	iShares MSCI Taiwan ETF	4,333,712
36,720	iShares MSCI Turkey ETF	874,670
	TOTAL EQUITY FUNDS (Cost - $9,221,276)	9,358,815

	COMMON STOCKS - 90.1%
	ADVERTISING - 0.0% +
1,000	Dentsu, Inc.	34,899
2,685	WPP PLC	33,837
		68,736
	AEROSPACE/DEFENSE - 0.3%
14	Dassault Aviation SA	20,152
1,295	MTU Aero Engines AG	308,959
6,624	Rolls-Royce Holdings PLC	70,849
		399,960
	AGRICULTURE - 0.9%
14,944	British American Tobacco PLC	522,839
78,000	China Agri-Industries Holdings Ltd.	25,060
1,858	Easy Bio, Inc. *	9,414
28,200	Gudang Garam Tbk. PT	153,451
9,270	Imperial Brands PLC	217,884
11,600	Japan Tobacco, Inc.	256,193
6,900	QL Resources Bhd.	11,421
1,668	Swedish Match AB	70,472
		1,266,734
	AIRLINES - 0.2%
92,000	China Eastern Airlines Corp. Ltd. *	54,287
48,576	Qantas Airways Ltd.	184,076
		238,363
	APPAREL - 2.4%
1,997	adidas AG	617,441
2,000	Asics Corp.	21,663
5,326	boohoo Group PLC *	14,350
1,386	Burberry Group PLC	32,845
827	Christian Dior SE	434,164
367	Fila Korea Ltd.	24,379
33	Hermes International	23,834
1,340	Kering SA	793,669
2,499	LVMH Moet Hennessy Louis Vuitton SE	1,065,206
9,746	Moncler SpA	417,313
1,640	Puma SE	109,537
		3,554,401
	AUTO MANUFACTURERS - 2.1%
40,500	BAIC Motor Corp. Ltd.	25,402
22,000	China First Capital Group Ltd. *	6,561
3,771	Ferrari NV	613,243
34,000	Geely Automobile Holdings Ltd.	58,143
9,300	Honda Motor Co. Ltd.	240,398
1,300	Hyundai Motor Co.	157,624

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Shares		Value
	AUTO MANUFACTURERS - 2.1% (Continued)
3,576	Kia Motors Corp.	$136,270
13,400	Mitsubishi Motors Corp.	64,177
26,500	Nissan Motor Co. Ltd.	189,785
1,229	Peugeot SA	30,329
13,500	Sinotruk Hong Kong Ltd.	23,363
8,700	Toyota Motor Corp.	540,056
113	Volkswagen AG	19,451
69,220	Volvo AB	1,099,305
		3,204,107
	AUTO PARTS & EQUIPMENT - 1.2%
3,200	Aisin Seiki Co. Ltd.	110,191
1,780	Cie Generale des Etablissements Michelinn SCA	226,119
2,700	Denso Corp.	113,598
4,002	Faurecia SA	185,991
4,503	Hella GmbH Hueck & Co. KgaA	222,966
429	Hyundai Mobis Co. Ltd.	87,498
26,900	JTEKT Corp.	326,076
10,600	Tokai Rika Co. Ltd. *	174,830
7,500	Toyoda Gosei Co. Ltd.	146,255
9,300	Toyota Boshoku Corp.	122,055
9,299	Weichai Power Co. Ltd.	16,639
		1,732,218
	BANKS - 11.5%
8,658	ABSA Group Ltd.	108,062
2,400	Aeon Financial Service Co. Ltd.	38,649
100	Agricultural Bank of China Ltd.	52
465,000	Agricultural Bank of China Ltd.	194,630
10,119	Australia & New Zealand Banking Group Ltd.	200,320
102,956	Banco Bilbao Vizcaya Argentaria SA	576,500
11,220	Banco Bradesco SA *	98,422
37,632	Banco Bradesco SA Preferred *	371,445
140,220	Banco Comercial Portugues SA *	43,418
5,300	Banco del Bajio SA *	10,605
9,300	Banco do Brasil SA *	130,498
20,600	Banco Santander Brasil SA	246,438
62,400	Bank Central Asia Tbk. PT	132,397
5,258	Bank Leumi Le-Israel BM	37,977
145,100	Bank Mandiri Persero Tbk. PT	82,423
923,000	Bank of China Ltd.	389,875
108,000	Bank of Communications Co. Ltd.	81,976
8,956	Bank of Montreal	677,963
11,077	Bank of Nova Scotia (The)	596,255
460,200	Bank Rakyat Indonesia Persero Tbk. PT	142,026
2,061	Bankinter SA	14,219
41,426	Barclays PLC	78,979
47,500	BOC Hong Kong Holdings Ltd.	186,960
1,206	Canadian Imperial Bank of Commerce	95,040
214,000	China CITIC Bank Corp. Ltd.	121,894
693,000	China Construction Bank Corp.	596,978
31,000	China Everbright Bank Co. Ltd.	17,196
345,600	China Minsheng Banking Corp. Ltd.	239,321

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Shares		Value
	BANKS - 11.5% (Continued)
119,000	Chongqing Rural Commercial Bank Co. Ltd.	$64,736
14,700	CIMB Group Holdings Bhd.	19,138
3,820	Commonwealth Bank of Australia	221,907
1,426	Credicorp Ltd.	326,426
4,800	DBS Group Holdings Ltd.	92,101
22,888	DNB ASA	426,027
5,900	Erste Group Bank AG	219,306
75,901	FirstRand Ltd.	368,975
24,900	Grupo Financiero Banorte SAB de CV	144,488
109,119	HSBC Holdings PLC	912,276
513,000	Industrial & Commercial Bank of China Ltd.	374,285
10,700	Industrial Bank Co. Ltd. *	28,494
1,090	Industrial Bank of Korea *	13,263
38,404	ING Groep NV	445,917
87,500	Itau Unibanco Holding SA Preference*	826,680
702	KBC Group NV	46,080
158,893	Lloyds Banking Group PLC	114,438
5,709	Macquarie Group Ltd.	502,349
140,800	Malayan Banking Bhd.	302,554
21,126	Mediobanca Banca di Credito Finanziario SpA	218,113
270,800	Mitsubishi UFJ Financial Group, Inc.	1,286,891
19,200	Mizuho Financial Group, Inc.	27,818
3,929	Natixis SA	15,835
2,059	Nedbank Group Ltd.	36,971
6,946	Nordea Bank ABP	50,473
11,759	OTP Bank Nyrt	468,809
21,800	Oversea-Chinese Banking Corp. Ltd.	183,688
13,000	Postal Savings Bank of China Co. Ltd.	7,721
30,300	Public Bank Bhd.	168,639
55,300	Resona Holdings, Inc.	230,254
6,292	Royal Bank of Canada	501,097
41,308	Skandinaviska Enskilda Banken AB	382,529
29,259	Standard Bank Group Ltd.	408,075
10,500	Sumitomo Mitsui Financial Group, Inc.	370,921
6,000	Sumitomo Mitsui Trust Holdings, Inc.	217,524
92,700	Thanachart Capital PCL * (NVDR)	167,762
21,275	Toronto-Dominion Bank (The)	1,245,811
7,653	UBS Group AG	91,051
2,500	United Overseas Bank Ltd.	48,283
2,054	Woori Bank	24,993
2,100	Yamaguchi Financial Group, Inc.	14,346
		17,127,562
	BASE METALS - 0.0% +
5,656	OZ Minerals Ltd. *	39,810

	BEVERAGES - 2.5%
75,000	Ambev SA	349,888
2,100	Asahi Group Holdings Ltd.	94,436
2,678	Carlsberg A/S	355,568
12,000	China Resources Beer Holdings Co. Ltd.	56,986
33,191	Diageo PLC	1,429,477

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Shares		Value
	BEVERAGES - 2.5% (Continued)
2,200	Fomento Economico Mexicano SAB de CV	$21,265
1,700	Fraser & Neave Holdings Bhd. *	14,217
537	Heineken Holding NV	56,445
20,400	Kirin Holdings Co. Ltd.	439,942
300	Kweichow Moutai Co. Ltd.	42,980
3,150	Pernod Ricard SA	581,309
856	Royal Unibrew A/S	62,561
1,100	Suntory Beverage & Food Ltd.	47,833
6,683	Treasury Wine Estates Ltd.	69,972
1,999	Wuliangye Yibin Co. Ltd.	34,329
		3,657,208
	BIOTECHNOLOGY- 0.5%
7,500	3SBio, Inc.	12,883
240	BeiGene Ltd. * (ADR)	29,748
3,107	CSL Ltd.	468,773
416	Genmab AS *	76,612
3,647	H Lundbeck AS	144,289
33	Medy-Tox, Inc.	12,861
600	PeptiDream, Inc. *	30,685
		775,851
	BUILDING MATERIALS - 1.3%
3,000	AGC, Inc.	103,722
2,800	Anhui Conch Cement Co. Ltd. *	16,918
73,000	BBMG Corp.	23,453
180,400	Cemex SAB DE CV *	76,154
32,000	China Resources Cement Holdings Ltd.	31,007
4,096	Cie de Saint-Gobain	159,877
41,765	CSR Ltd.	114,597
3,967	HeidelbergCement AG	321,474
1,246	Kingspan Group PLC	67,769
600	LafargeHolcim Ltd.	29,335
3,800	LIXIL Group Corp.	60,100
1,600	Sanwa Holdings Corp.	17,197
5,155	Sika AG	880,844
1,028	Wienerberger AG	25,404
		1,927,851
	CHEMICALS - 2.5%
3,508	Air Liquide SA	491,574
2,378	Arkema SA	221,466
23,000	Daicel Corp.	204,511
2,300	DIC Corp.	60,713
2,653	Evonik Industries AG	77,374
26	Givaudan SA	73,493
1,194	Hanwha Chemical Corp. *	23,474
1,600	JSR Corp.	25,261
15,000	Kingboard Laminates Holdings Ltd.	13,747
4,482	Koninklijke DSM NV	554,816
315	LG Chem Ltd.	96,711
63	Lotte Chemical Corp. *	13,777
162	LOTTE Fine Chemical Co. Ltd. *	7,408
21,800	Mitsubishi Chemical Holdings Corp.	152,280

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Shares		Value
	CHEMICALS - 2.5% (Continued)
300	Nippon Shokubai Co. Ltd. *	$19,826
5,500	Nitto Dekno Corp.	271,427
13,229	OC Oerlikon Corp. AG	161,733
75,000	PTT Global Chemical PCL (NVDR)	156,518
4,000	Shin-Etsu Chemical Co. Ltd.	372,564
1,527	Solvay SA	158,418
19,300	Sumitomo Chemical Co. Ltd.	89,567
1,430	Symrise AG	137,835
12,700	Ube Industries Ltd.	263,336
1,036	Victrex PLC	28,533
900	Zeon Corp.	9,999
		3,686,361
	COAL - 0.1%
188,800	Bukit Asam TBK PT *	39,557
103,000	China Coal Energy Co. Ltd.	42,848
46,000	China Shenhua Energy Co. Ltd.	96,328
		178,733
	COMMERCIAL SERVICES - 1.2%
210	Adyen NV *	162,286
5,219	Ashtead Group PLC	149,716
800	Benesse Holdings, Inc.	18,623
1,217	Bureau Veritas SA	30,102
10,000	Car, Inc. *	7,910
7,363	Edenred	376,151
2,400	Estacio Participacoes SA	18,335
8,225	Experian PLC	249,556
10,645	G4S PLC	28,180
6,022	IDP Education Ltd.	74,630
620	Intertek Group PLC	43,415
3,773	Randstad NV	207,530
4,000	Recruit Holdings Co. Ltd.	133,432
7,500	RELX PLC	182,267
7,698	Rentokil Initial PLC	38,944
9,500	Shenzhen International Holdings Ltd.	18,848
500	Toppan Printing Co. Ltd.	7,588
5,485	Transurban Group	56,736
		1,804,249
	COMPUTERS - 1.4%
100	BOE Technology Group Co. Ltd.	50
2,633	Capgemini SE	327,882
9,367	CGI Group, Inc. *	721,691
1,488	Check Point Software Technologies Ltd. *	172,028
7,707	Computershare Ltd.	87,670
256	Jenoptik AG	8,294
98,000	Lenovo Group Ltd.	75,891
11,929	Logitech International SA	477,282
6,200	Nihon Unisys Ltd. *	208,029
1,300	NTT Data Corp.	17,315
156	Samsung SDS Co. Ltd.	29,048
86	Teleperformance	17,256
		2,142,436

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Shares		Value
	COSMETICS - 2.7%
318	Amorepacific Corp.	$45,305
1,200	Fancl Corp. *	29,516
4,700	Kao Corp.	358,149
85	LG Household & Health Care Ltd.	96,657
5,100	L’Oreal SA	1,454,874
1,000	Pigeon Corp.	40,236
11,300	Pola Orbis Holdings, Inc.	315,695
17,883	Unilever NV (Dutch Certificate)	1,090,758
8,918	Unilever PLC	555,523
		3,986,713
	DISTRIBUTION/WHOLESALE - 1.2%
1,557	Ferguson PLC	110,969
35,836	Inchcape PLC	280,948
6,300	Itochu Corp.	120,486
233	LG Corp. *	15,518
23,800	Marubeni Corp.	157,503
42,700	Mitsui & Co. Ltd.	695,153
432	Posco Daewoo Corp. *	6,865
4,412	Rexel SA	56,097
19,200	Sumitomo Corp.	290,923
55,800	United Tractors Tbk. PT	111,383
		1,845,845
	DIVERSIFIED FINANCIAL SERVICES - 2.0%
582	Aareal Bank AG	15,357
258	ASX Ltd.	14,913
1,822	Azimut Holding SpA	35,128
7,300	B3 SA- Brasil Bolsa Balcao SA	71,483
3,300	BOC Aviation Ltd.	27,709
20,000	China International Capital Corp. Ltd.	40,346
84,100	Daiwa Securities Group, Inc.	368,513
2,699	Deutsche Boerse AG	382,359
539	DWS Group GmbH & Co. KGaA	18,893
524	Flow Traders	15,324
47,400	Guotai Junan Securities Co. Ltd. *	84,455
1,705	Hana Financial Group, Inc.	55,226
7,900	Hitachi Capital Corp. *	175,613
5,100	Hong Kong Exchanges & Clearing Ltd.	180,042
9,806	IG Group Holdings PLC	72,909
3,787	KB Financial Group, Inc.	150,378
206	Korea Investment Holdings Co. Ltd. *	14,398
13,300	Krungthai Card PLC * (GDR)	18,757
4,792	Magellan Financial Group Ltd.	171,502
9,333	Man Group PLC	18,506
5,297	Meritz Securities Co. Ltd. *	24,589
1,128	Mirae Asset Daewoo Co. Ltd. *	7,991
12,200	Mitsubishi UFJ Lease & Finance Co. Ltd. *	64,658
8,800	Muangthai Capital PLC (NVDR)	16,213
1,090	NH Investment & Securities Co. Ltd. *	13,688
29,706	Old Mutual Ltd.	44,660
16,500	ORIX Corp.	246,260
5,022	Platinum Asset Management Ltd.	17,092

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Shares		Value
	DIVERSIFIED FINANCIAL SERVICES - 2.0% (Continued)
1,245	Samsung Securities Co. Ltd. *	$42,160
9,540	Schroders PLC	370,318
2,770	Shinhan Financial Group Co. Ltd. *	107,715
18,999	Standard Life Aberdeen PLC	71,234
600	Tokyo Century Corp. *	25,311
		2,983,700
	ELECTRIC - 1.4%
5,415	A2A SpA	9,410
3,126	AGL Energy Ltd.	43,895
29,487	AusNet Services	38,798
1,768	Capital Power Corp.	40,792
47,000	China Power International Development Ltd.	11,491
5,700	Chubu Electric Power Co., Inc.	79,966
124,000	Datang International Power Generation Co. Ltd.	31,109
7,961	E.ON SE	86,589
1,091	EDP Renovaveis SA	11,207
3,458	Emera, Inc.	141,601
22,250	Engie SA *	338,013
5,800	Glow Energy PCL (NVDR) *	16,832
5,800	Gulf Energy Development PCL	23,262
8,800	Gulf Energy Development PLC (NVDR)	35,295
3,349	Hera SpA *	12,830
19,900	Hokuriku Electric Power Co. *	144,254
62,000	Huadian Power International Corp. Ltd.	24,522
6,806	Iberdrola SA	67,942
3,200	Kansai Electric Power Co., Inc.	36,666
1,686	Korea Electric Power Corp. *	37,308
3,304	Northland Power, Inc.	64,474
24,900	Shikoku Electric Power Co., Inc.	230,187
29,725	Spark Infrastructure Group	50,689
61,500	Tenaga Nasional Bhd.	205,967
31,825	Terna Rete Elettrica Nazionale SpA	202,957
1,382	Uniper SE	41,911
1,158	Verbund AG	60,662
		2,088,629
	ELECTRICAL COMPONENT & EQUIPMENT - 0.6%
2,000	Casio Computer Co. Ltd.	24,838
296	LS Corp. *	12,177
242	LS Industrial Systems Co. Ltd. *	10,584
500	Mabuchi Motor Co. Ltd.	17,101
8,335	Schneider Electric SE	757,074
785	Signify NV	23,243
25,600	Xinjiang Goldwind Science & Technology Co. Ltd.	27,984
		873,001
	ELECTRONICS - 0.4%
1,000	Anritsu Corp. *	17,384
5,038	Assa Abloy AB	113,974
14,654	Electrocomponents PLC	118,018
686	Halma PLC	17,636
1,669	LG Display Co. Ltd. *	25,801
100	Nidec Corp.	13,667

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Shares		Value
	ELECTRONICS - 0.4% (Continued)
729	Samsung Electro-Mechanics Co. Ltd. *	$61,747
778	Sartorius AG Preference	159,743
		527,970
	ENERGY - ALTERNATE SOURCES - 0.1%
140,000	CK Power PCL (NVDR)	32,184
1,226	Landis+Gyr Group AG	97,766
83	OCI Co. Ltd. *	6,707
333	Vestas Wind Systems AS	28,809
36,000	Xinyi Solar Holdings Ltd.	17,741
		183,207
	ENGINEERING & CONSTRUCTION - 1.8%
174	Acciona SA	18,705
1,111	ACS Actividades de Construccion y Servicios SA	44,421
2,176	Aena SME SA	431,921
2,758	Bouygues SA	102,296
150,000	China Communications Construction Co. Ltd.	134,208
110,000	China Communications Services Corp. Ltd.	85,325
142,500	China Railway Construction Corp. Ltd.	174,739
178,000	China Railway Group Ltd.	135,337
7,697	CIMIC Group Ltd.	241,819
197	Daelim Industrial Co. Ltd. *	19,621
1,783	Daewoo Engineering & Construction Co. Ltd. *	7,628
545	Flughafen Zurich AG	102,739
309	Gaztransport Et Technigaz SA	31,019
1,800	Grupo Aeroportuario del Centro Norte SAB de CV	10,989
423	GS Engineering & Construction Corp. *	14,782
3,519	Hochtief AG	429,197
606	Hyundai Engineering & Construction Co. Ltd. *	28,131
3,800	Kajima Corp.	52,129
3,900	Kandenko Co. Ltd. *	32,578
173,000	Metallurgical Corp of China Ltd.	46,281
1,322	Samsung Engineering Co. Ltd. *	19,636
21,300	Singapore Technologies Engineering Ltd.	65,178
42,574	Sydney Airport	240,206
2,200	Taisei Corp.	79,942
1,339	Vinci SA	137,328
390	WSP Global, Inc.	21,515
		2,707,670
	ENTERTAINMENT - 0.5%
22,797	Aristocrat Leisure Ltd.	491,452
2,600	Sankyo Co. Ltd.	94,115
2,900	Toho Co. Ltd.	123,278
10,828	William Hill PLC	21,298
		730,143
	FOOD - 3.8%
4,031	A2 Milk Co. Ltd. *	39,718
5,108	A2 Milk Co. Ltd. *	49,646
86	Barry Callebaut AG	172,706
25,100	Berli Jucker PCL (NVDR)	41,332
5,416	Bid Corp. Ltd.	117,909
900	BRF SA *	6,890

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Shares		Value
	FOOD - 3.8% (Continued)
208	Chr. Hansen Holding AS	$19,562
70	CJ CheilJedang Corp.	18,005
66,000	Dali Foods Group Co. Ltd	43,845
2,047	Danone SA	173,669
1,500	Foshan Haitian Flavouring & Food Co. Ltd.	22,931
1,220	Greggs PLC	35,681
16,500	Indofood Sukses Makmur Tbk PT	8,205
40,900	JBS SA	224,741
2,263	Kesko OYJ	126,072
700	Kewpie Corp.	15,470
2,720	Magnit PJSC (GDR)	39,644
24,594	Nestle SA	2,549,200
1,600	Nichirei Corp. *	37,973
47	NongShim Co. Ltd.	10,339
11,139	Remgro Ltd.	148,428
4,600	Seven & i Holdings Co. Ltd.	155,753
24,440	SSP Group PLC	213,379
12,950	Suedzucker AG	219,590
9,136	Tate & Lyle PLC	85,857
21,000	Uni-President China Holdings Ltd.	23,386
5,834	Wesfarmers Ltd.	148,039
127,500	WH Group Ltd.	129,254
113,475	Wm Morrison Supermarkets PLC	290,861
14,991	Woolworths Group Ltd.	349,578
8,448	Woolworths Holdings Ltd. - South Africa *	29,284
1,200	Yamazaki Baking Co. Ltd.	18,144
5,000	Yihai International Holding Ltd.	25,952
		5,591,043
	FOOD SERVICE - 0.6%
35,358	Compass Group PLC	849,153

	FOREST PRODUCTS & PAPER - 0.1%
26,300	Indah Kiat Pulp & Paper Corp. Tbk PT	17,453
13,000	Pabrik Kertas Tjiwi Kimia Tbk. PT *	11,571
1,178	Smurfit Kappa Group PLC	35,698
3,212	UPM-Kymmene OYJ	85,483
		150,205
	GAS - 0.5%
55,807	Centrica PLC	62,346
5,134	Italgas SpA	34,542
431	Korea Gas Corp. *	15,752
49,128	National Grid PLC	522,586
570	Rubis ScA	32,144
12,405	Snam SpA	61,748
14,000	Towngas China Co. Ltd.	10,089
		739,207
	HAND/MACHINE TOOLS - 0.1%
20,500	Techtronic Industries Co. Ltd.	156,915

	HEALTHCARE-PRODUCTS - 1.4%
1,400	Asahi Intecc Co. Ltd.	34,487

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Shares		Value
	HEALTHCARE-PRODUCTS - 1.4% (Continued)
5,428	Aspen Pharmacare Holdings Ltd.	$38,666
771	Carl Zeiss Meditec AG	76,168
2,331	Cochlear Ltd.	338,345
1,606	Demant AS *	50,013
3,501	GN Store Nord AS	163,619
21,000	Hengan International Group Co. Ltd.	154,426
7,613	Koninklijke Philips NV *	331,052
1,194	Qiagen NV *	48,529
1,266	Sartorius Stedim Biotech	199,967
16,661	Smith & Nephew PLC	361,536
603	Sonova Holding AG	137,175
181	Straumann Holding AG	159,911
		2,093,894
	HEALTHCARE-SERVICES - 0.3%
28,000	Bangkok Dusit Medical Services PCL (NDVR)	23,738
1,639	Fresenius Medical Care AG & Co. KGaA	128,863
2,275	Fresenius SE & Co. KGaA	123,528
6,000	Genscript Biotech Corp. *	15,068
10,800	IHH Healthcare Bhd.	15,158
300	Miraca Holdings, Inc.	6,822
420	SillaJen, Inc. *	17,969
2,563	Sonic Healthcare Ltd.	48,742
		379,888
	HOLDING COMPANIES - DIVERSIFIED - 0.2%
18,300	Alfa SAB de CV	17,927
66	CJ Corp. *	5,773
10	CJ Corp. Preference *	232
30,000	CK Hutchison Holdings Ltd.	295,680
600	Jardine Matheson Holdings Ltd.	37,812
		357,424
	HOME BUILDERS - 0.3%
2,397	Bovis Homes Group PLC	31,513
3,094	Persimmon PLC	78,637
181,006	Taylor Wimpey PLC	363,403
		473,553
	HOME FURNISHINGS - 0.1%
1,387	LG Electronics, Inc.	95,258

	INSURANCE - 5.2%
85,600	AIA Group Ltd.	923,110
3,646	Allianz SE	880,238
904	ASR Nederland NV	36,814
26,832	Aviva PLC	142,231
4,386	AXA SA	115,379
280	Baloise Holding AG	49,625
89,000	China Life Insurance Co. Ltd.	219,182
202,000	China Reinsurance Group Corp.	35,940
671	CNP Assurances	15,252
33,700	Dai-ichi Life Holdings, Inc.	508,284
4,188	Direct Line Insurance Group PLC	17,685
7,462	Great-West Lifeco, Inc.	172,167

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Shares		Value
	INSURANCE - 5.2% (Continued)
1,794	Hanwha Life Insurance Co. Ltd.	$5,088
1,500	IRB Brasil Resseguros SA	38,953
3,800	Japan Post Holdings Co. Ltd.	43,030
3,400	Japan Post Insurance Co. Ltd.	63,020
95,853	Legal & General Group PLC	328,769
30,597	Manulife Financial Corp.	557,267
50,903	Medibank Pvt Ltd.	124,667
47,411	MMI Holdings Ltd. - South Africa *	63,781
6,300	MS&AD Insurance Group Holdings, Inc.	199,981
845	NN Group NV	34,065
163,000	People’s Insurance Co Group of China Ltd. (The)	63,635
72,000	PICC Property & Casualty Co. Ltd.	77,691
4,700	Ping An Insurance Group Co of China Ltd.	60,636
48,000	Ping An Insurance Group Co of China Ltd.	576,307
8,219	Power Corp. of Canada	177,431
17,332	Power Financial Corp.	399,495
22,681	QBE Insurance Group Ltd.	188,291
77	Samsung Fire & Marine Insurance Co. Ltd. *	17,872
300	Samsung Life Insurance Co. Ltd.	21,721
41,276	Sanlam Ltd.	228,783
2,900	Sompo Holdings, Inc.	112,000
5,535	Storebrand ASA	40,691
3,804	Sun Life Financial, Inc.	157,866
246	Swiss Life Holding AG	122,066
1,975	Swiss Re AG	201,025
14,400	T&D Holdings, Inc.	156,310
6,800	Tokio Marine Holdings, Inc.	340,757
1,320	Topdanmark AS	74,560
2,295	TRYG AS	74,726
158	Zurich Insurance Group AG	55,081
		7,721,472
	INTERNET - 4.0%
611	58.com, Inc. * (ADR)	37,986
10,528	Alibaba Group Holding Ltd. * (ADR)	1,783,970
28,441	Auto Trader Group PLC	198,287
311	Autohome, Inc. * (ADR)	26,628
1,730	Baidu, Inc. * (ADR)	203,033
1,597	carsales.com Ltd.	15,163
2,919	Ctrip.com International Ltd. * (ADR)	107,740
300	CyberAgent, Inc. *	10,873
368,000	HengTen Networks Group Ltd. *	8,761
6,373	JD.com, Inc. * (ADR)	193,038
2,400	Kakaku.com, Inc.	46,334
264	Kakao Corp. *	30,066
4,390	Moneysupermarket.com Group PLC	23,036
3,014	Naspers Ltd.	730,888
545	NAVER Corp.	53,809
62	NCSoft Corp.	25,613
1,181	SEEK Ltd.	17,537
557	Shopify, Inc.	167,763
1,822	SINA Corp. - China *	78,583

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Shares		Value
	INTERNET - 4.0% (Continued)
45,000	Tencent Holdings Ltd.	$2,030,976
1,900	Trend Micro, Inc. - Japan *	84,736
317	Wix.com Ltd. *	45,046
7,000	Yahoo Japan Corp.	20,531
209	YY, Inc. * (ADR)	14,565
		5,954,962
	INVESTMENT COMPANIES - 0.1%
1,119	Industrivarden AB	24,821
598	Investor AB	28,752
11,300	Legend Holdings Corp.	26,585
690	Reinet Investments SCA	11,116
144	Wendel SA	19,662
		110,936
	IRON/STEEL - 0.4%
44,200	Angang Steel Co. Ltd.	20,141
16,000	China Oriental Group Co. Ltd.	9,359
11,232	Fortescue Metals Group Ltd.	71,096
9,300	Gerdau SA Preference *	36,762
397	Hyundai Steel Co. *	14,372
42,000	Maanshan Iron & Steel Co. Ltd.	16,666
1,200	POSCO	254,103
2,569	Salzgitter AG	73,666
11,800	Vale SA *	159,513
		655,678
	LEISURE TIME - 0.2%
2,176	Carnival PLC	96,347
18,000	China Travel International Investment Hong Kong Ltd.	3,732
1,517	CTS Eventim AG & Co. KGaA	70,692
15,050	TUI AG	147,947
1,300	Yamaha Motor Co. Ltd.	23,107
		341,825
	LODGING - 0.1%
5,375	Crown Resorts Ltd.	46,960
1,513	Melia Hotels International SA	14,473
32,800	Sands China Ltd.	156,810
		218,243
	MACHINERY-CONSTRUCTION & MINING - 0.2%
15,100	B Grimm Power PCL	17,603
5,302	Doosan Infracore Co. Ltd. *	28,561
2,425	Epiroc AB - Class A	25,269
200	Komatsu Ltd.	4,826
11,692	Sandvik AB	214,983
		291,242
	MACHINERY- DIVERSIFED - 1.4%
5,000	Amada Holdings Co. Ltd.	56,293
13,015	Atlas Copco AB - Class A	416,336
504	Bucher Industries AG	173,893
500	Keyence Corp.	306,896
12,173	Kone OYJ	719,470
15,347	Valmet OYJ	383,100
		2,055,988

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Shares		Value
	MEDIA - 1.0%
1,300	Fuji Media Holdings, Inc.	$18,123
673	Lagardere SCA	17,551
39,003	Mediaset Espana Comunicacion SA	284,000
3,328	Multichoice Group Ltd. *	31,618
11,967	Pearson PLC	124,798
20,066	Quebecor, Inc.	478,943
425	Schibsted ASA	11,729
5,500	Tokyo Broadcasting System Holdings, Inc.	93,930
2,167	Vivendi SA	59,745
4,321	Wolters Kluwer NV *	315,027
		1,435,464
	METAL FABRICATE/HARDWARE - 0.1%
4,900	NTN Corp.	14,554
9,743	Sims Metal Management Ltd.	74,251
		88,805
	MINING - 2.8%
12,878	Anglo American PLC	367,870
13,498	Anglo American PLC	385,377
1,113	AngloGold Ashanti Ltd.	20,049
42,525	BHP Group Ltd.	1,228,294
13,118	BHP Group PLC	336,410
73,719	Centamin PLC	107,333
25,600	China Zhongwang Holdings Ltd.	12,911
1,235	Cia de Minas Buenaventura SAA (ADR)	20,587
2,281	Detour Gold Corp. *	28,837
5,229	Evolution Mining Ltd.	15,999
1,142	Franco-Nevada Corp.	97,137
18,156	Glencore PLC	63,163
81,000	Jiangxi Copper Co. Ltd.	107,827
3,165	Kirkland Lake Gold Ltd.	136,651
40,000	MMG Ltd. *	13,978
27,056	Regis Resources Ltd.	100,249
8,119	Rio Tinto Ltd.	591,174
8,411	Rio Tinto PLC	522,442
912	Southern Copper Corp.	35,431
15,000	Zhaojin Mining Industry Co. Ltd.	16,800
		4,208,519
	MISCELLANEOUS MANUFACTURING - 0.8%
2,925	Alfa Laval AB	63,871
8,160	Ansell Ltd.	153,751
42,000	China Railway Signal & Communication Corp. Ltd.	30,536
4,500	FUJIFILM Holdings Corp.	228,174
1,400	Nikon Corp.	19,803
244	POSCO Chemtech Co. Ltd. *	11,327
4,918	Siemens AG	585,825
3,101	Smiths Groups PLC	61,765
12,400	Top Glove Corp. Bhd. *	14,733
		1,169,785

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Shares		Value
	OFFICE/BUSINESS EQUIPMENT - 0.2%
10,700	Canon, Inc.	$312,439
3,800	Ricoh Co. Ltd.	37,951
		350,390
	OIL & GAS - 4.8%
67,888	Beach Energy Ltd.	94,566
100,504	BP PLC	701,723
536,000	China Petroleum & Chemical Corp.	364,308
51,300	China Petroleum & Chemical Corp. *	40,856
245,000	CNOOC Ltd.	418,970
78,823	Ecopetrol SA	71,769
12,715	Enerplus Corp.	95,843
12,983	Galp Energia SGPS SA	199,968
5,578	Husky Energy, Inc.	52,973
820	Idemitsu Kosan Co. Ltd.	24,659
5,125	Imperial Oil Ltd.	142,210
125,700	JXTG Holdings, Inc.	623,483
3,640	Neste Oyj	123,694
677	Novatek PJSC (GDR)	143,524
18,975	Oil Search Ltd.	94,142
4,935	Parex Resources, Inc. *	79,345
5,600	Petrobras Distribuidora SA	36,514
418,000	PetroChina Co. Ltd.	230,602
27,000	Petroleo Brasileiro SA *	210,638
8,861	Petroleo Brasileiro SA Preference *	63,094
11,500	Petronas Dagangan Bhd. *	70,684
17,900	PTT Exploration & Production PCL (NVDR) *	78,797
37,502	Royal Dutch Shell PLC	1,227,824
21,418	Royal Dutch Shell PLC	703,547
7,781	Santos Ltd.	38,659
5,561	Saras SpA *	8,385
204	SK Holdings Co. Ltd.	40,989
270	SK Innovation Co. Ltd. *	37,180
7,738	Suncor Energy, Inc.	241,896
20,500	Thai Oil PCL *	44,453
12,202	Total SA	684,708
5,600	Ultrapar Participacoes SA *	29,515
8,401	Woodside Petroleum Ltd.	214,357
		7,233,875
	OIL & GAS SERVICES - 0.2%
7,312	Petrofac Ltd.	40,016
304,400	Sapura Energy Bhd.	22,098
21,000	Sinopec Engineering Group Co. Ltd.	17,795
9,495	Subsea 7 SA	114,316
2,169	TGS NOPEC Geophysical Co. ASA	60,852
4,503	WorleyParsons Ltd.	46,483
		301,560
	PACKAGING & CONTAINERS - 0.0% +
528	Huhtamaki OYJ	21,743

	PHARMACEUTICALS - 6.2%
935	Almirall SA	17,292
4,717	Amplifon SpA	110,443

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Shares		Value
	PHARMACEUTICALS - 6.2% (Continued)
46,500	Astellas Pharma, Inc.	$662,498
4,335	AstraZeneca PLC	355,195
2,166	Bausch Health Cos, Inc. *	54,765
2,155	Bayer AG	149,554
640	Celltrion, Inc. *	113,905
174	Celltrion Pharm, Inc. *	7,241
24,000	China Traditional Chinese Medicine Holdings Co. Ltd. *	11,674
1,700	Chugai Pharmaceutical Co. Ltd.	111,082
53	Daewoong Pharmaceutical Co. Ltd.	6,885
2,400	Eisai Co. Ltd.	135,682
258	Galenica AG	12,966
56,321	GlaxoSmithKline PLC	1,130,104
2,112	Grifols SA	62,534
12,000	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd.	54,144
400	Hisamitsu Pharmaceutical Co., Inc.	15,797
8,700	Hypera SA	67,849
503	Ipsen SA	68,738
400	Kissei Pharmaceutical Co. Ltd.	9,987
200	Kobayashi Pharmaceutical Co. Ltd.	14,312
2,400	Kyowa Hokka Kirin Co. Ltd.	43,193
16,500	Luye Pharma Group Ltd.	11,954
6,600	Medipal Holdings Corp.	145,734
1,200	Mitsubishi Tanabe Pharma Corp.	13,366
17,565	Novartis AG	1,606,972
4,190	Novo Nordisk AS	213,847
6,200	Otsuka Holdings Co. Ltd.	202,332
7,499	Roche Holding AG	2,112,411
3,994	Sanofi	345,267
4,100	Shionogi & Co. Ltd.	236,281
14,000	SSY Group Ltd.	12,652
13,700	Takeda Pharmaceutical Co. Ltd.	486,125
3,529	Teva Pharmaceutical Industries Ltd. * (ADR)	32,573
1,254	Teva Pharmaceutical Industries Ltd. *	11,497
6,000	Tong Ren Tang Technologies Co. Ltd.	7,150
7,604	UCB SA	631,446
104	ViroMed Co. Ltd. *	15,186
1,500	Wuxi Biologics Cayman, Inc. *	13,469
		9,314,102
	PIPELINES - 0.4%
12,777	Enbridge, Inc.	462,485
880	Gibson Energy, Inc.	15,725
1,307	TC Energy Corp.	64,932
		543,142
	PRIVATE EQUITY - 0.1%
4,486	Brookfield Asset Management, Inc.	215,074

	REAL ESTATE - 2.0%
32,400	CapitaLand Ltd.	84,535
52,000	China Overseas Land & Investment Ltd.	191,693
21,000	CK Asset Holdings Ltd.	164,371
18,000	Country Garden Holdings Co. Ltd.	27,372

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Shares		Value
	REAL ESTATE - 2.0% (Continued)
1,600	Daito Trust Construction Co. Ltd.	$203,973
580	Deutsche Wohnen AG	21,314
2,081	Fabege AB	31,344
479	Fastighets AB Balder *	16,056
206	FirstService Corp.	19,863
28,000	Future Land Development Holdings Ltd.	36,844
10,500	Greentown China Holdings Ltd.	7,473
10,000	Hang Lung Properties Ltd.	23,782
38,300	Hongkong Land Holdings Ltd.	246,652
29,000	Kaisa Group Holdings Ltd. *	14,328
15,500	KWG Property Holding Ltd.	15,733
2,826	LEG Immobilien AG	319,250
26,000	Logan Property Holdings Co. Ltd.	42,066
4,100	Mitsubishi Estate Co. Ltd.	76,299
730	PSP Swiss Property AG	85,429
308	REA Group Ltd.	20,758
58,000	Shanghai Industrial Holdings Ltd.	125,763
38,000	Shenzhen Investment Ltd.	14,008
38,500	Shui On Land Ltd.	8,920
500	Sumitomo Realty & Development Co. Ltd.	17,858
18,000	Sun Hung Kai Properties Ltd.	305,280
3,000	Sunac China Holdings Ltd.	14,746
87,200	Swire Properties Ltd.	352,148
4,669	TAG Immobilien AG *	108,043
505	TLG Immobilien AG	14,809
1,400	Tokyo Tatemono Co. Ltd.	15,554
41,000	Wharf Holdings Ltd. (The)	108,634
30,000	Wharf Real Estate Investment Co. Ltd.	211,392
60,000	Yuexiu Property Co. Ltd.	13,594
20,000	Yuzhou Properties Co. Ltd.	9,395
		2,969,279
	REAL ESTATE INVESTMENT TRUSTS - 1.0%
999	Alstria Office REIT AG	16,200
5,068	British Land Co. PLC (The)	34,727
1,933	Canadian Apartment Properties REIT	71,536
339,200	CapitaLand Mall Trust *	659,371
5,413	Charter Hall Group	41,139
2,010	Dexus	18,308
19,445	Goodman Group	205,092
3,437	Klepierre SA	115,386
28,000	Mapletree Commercial Trust	43,254
14,100	Mapletree Industrial Trust	23,344
5,030	Merlin Properties Socimi SA	69,884
44,238	Scentre Group	119,209
4,909	Stockland *	14,365
		1,431,815
	RETAIL - 1.9%
4,819	Alimentation Couche-Tard, Inc.	303,909
4,000	Alsea SAB de CV *	7,891
900	Aoyama Trading Co. Ltd. *	17,642
196,800	Astra International Tbk PT	103,780

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Shares		Value
	RETAIL - 1.9% (Continued)
16,976	Barloworld Ltd.	$154,095
145,200	Chow Tai Fook Jewellery Group Ltd.	157,978
14,900	Citizen Watch Co. Ltd.	76,478
1,174	Clicks Group Ltd.	17,091
7,800	CP All PCL (NVDR)	21,873
685	Domino’s Pizza Enterprises Ltd.	18,093
46	E-Mart, Inc. *	5,577
600	Fast Retailing Co. Ltd.	362,706
1,497	Hennes & Mauritz AB	26,680
218	Hotel Shilla Co. Ltd. *	18,314
4,042	Industria de Diseno Textil SA	121,750
4,300	Isetan Mitsukoshi Holdings Ltd.	34,882
1,594	JD Sports Fashion PLC	11,896
20,000	Li Ning Co. Ltd. *	47,155
22,500	Lifestyle International Holdings Ltd.	32,890
2,200	Lojas Renners SA *	26,979
900	Magazine Luiza SA	49,020
4,012	Restaurant Brands International, Inc.	279,604
500	Ryohin Keikaku Co. Ltd.	90,310
535	Samsung C&T Corp.	44,342
700	Shimachu Co. Ltd. *	16,275
17,390	Steinhoff International Holdings NV *	1,603
3,800	Sundrug Co. Ltd.	102,848
3,500	Takashimaya Co. Ltd. *	38,365
162,400	Wal-Mart de Mexico SAB de CV	442,863
500	Welcia Holdings Co. Ltd.	20,350
3,339	Yum China Holdings, Inc.	154,262
11,000	Zhongsheng Group Holdings Ltd.	30,624
		2,838,125
	SEMICONDUCTORS - 2.0%
6,300	Advantest Corp.	173,376
995	ASM International NV	64,882
352	ASML Holding NV	73,654
2,927	BE Semiconductor Industries NV	75,465
2,947	Dialog Semiconductor PLC *	119,005
5,000	Hua Hong Semiconductor Ltd.	9,677
1,145	NXP Semiconductors NV	111,763
37,617	Samsung Electronics Co. Ltd.	1,531,199
4,018	Samsung Electronics Co. Ltd. Preference	133,104
728	Seoul Semiconductor Co. Ltd.	11,380
3,183	SK Hynix, Inc. *	191,589
5,924	STMicroelectronics NV	105,241
2,100	Tokyo Electron Ltd.	294,709
3,200	Ulvac, Inc. *	101,429
		2,996,473
	SHIPBUILDING - 0.0% +
447	Daewoo Shipbuilding & Marine Engineering Co. Ltd. *	12,659

	SOFTWARE - 2.2%
669	Altium Ltd.	16,056
2,102	Amadeus IT Group SA	166,749

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Shares		Value
	SOFTWARE - 2.2% (Continued)
600	Capcom Co. Ltd.	$12,040
103	Com2usCorp.	9,054
1,334	CompuGroup Medical SE	107,860
2,522	Dassault Systemes SE	402,949
510	Descartes Systems Group, Inc. (The) *	18,909
380	GungHo Online Entertainment, Inc.	10,510
14,000	Kingdee International Software Group Co. Ltd.	15,142
2,900	Konami Holdings Corp.	135,929
400	Mixi, Inc.	8,023
693	Momo, Inc. (ADR)	24,809
2,376	Nemetschek SE	143,271
754	NetEase, Inc. (ADR)	192,850
4,537	Open Text Corp.	187,624
62	Pearl Abyss Corp. *	11,400
7,442	SAP SE	1,023,435
1,610	SimCorp AS	155,989
6,129	Software AG	210,787
1,708	Temenos Group AG	305,951
1,600	TOTVS SA *	18,364
1,463	Ubisoft Entertainment SA *	114,692
		3,292,393
	TELECOMMUNICATIONS - 4.3%
532,300	America Movil SAB de CV	387,623
21,401	BCE, Inc.	975,758
76,500	China Mobile Ltd.	696,701
360,000	China Telecom Corp. Ltd.	181,094
30,000	China Unicom Hong Kong Ltd.	32,909
25,902	Deutsche Telekom AG *	448,711
763	Freenet AG *	15,288
14,900	KDDI Corp.	379,415
7	KT Corp. *	172
2,255	LG Uplus Corp. *	28,318
3,800	Megacable Holdings SAB de CV	16,180
3,876	Mobile TeleSystems PJSC (ADR)	36,085
5,400	Nippon Telegraph & Telephone Corp.	251,455
23,100	NTT Docomo, Inc.	538,693
14,353	Orange SA	226,626
1,912	Rogers Communications, Inc.	102,568
123	Samsung SDI Co. Ltd.	25,193
141	SK Telecom Co. Ltd.	31,628
12,200	Softbank Corp.	158,473
6,000	SoftBank Group Corp.	287,637
1,658	Sunrise Communications Group AG	123,882
15	Swisscom AG	7,540
25,159	Telefonaktiebolaget LM Ericsson	238,894
68,564	Telefonica Deutschland Holding AG	191,844
50,463	Telefonica SA	414,971
33,900	Telekom Malaysia Bhd.	32,813
10,676	Telstra Corp. Ltd.	28,844
12,300	TIM Participacoes SA	37,003

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Shares				Value
	TELECOMMUNICATIONS - 4.3% (Continued)
312,175	Vodafone Group PLC			$513,795
				6,410,113
	TOYS/GAMES/HOBBIES - 0.0% +
100	Nintendo Co. Ltd.			36,653

	TRANSPORTATION - 2.0%
36	AP Moller - Maersk AS			44,723
2,551	Canadian National Railway Co.			236,603
335	Canadian Pacific Railway Ltd.			79,069
100	Central Japan Railway Co.			20,030
69	CJ Lojostics Corp. *			8,038
26,000	Cosco Shipping Energy Transportation Co. Ltd.			15,375
77,500	Cosco Shipping Holdings Co. Ltd. *			30,256
14,437	Deutsche Post AG			475,141
5,408	DSV AS			531,888
6,600	East Japan Railway Co.			617,486
286	Kuehne + Nagel International AG			42,504
7,700	Mitsubishi Logistics Corp.			211,832
5,200	Nippon Express Co. Ltd.			276,555
22,458	Royal Mail PLC			60,566
152,000	Sinotrans Ltd.			55,255
6,893	TFI International, Inc.			209,045
1,200	West Japan Railway Co.			97,078
				3,011,444
	WATER - 0.3%
7,235	Severn Trent PLC			188,580
7,592	Veolia Environnement SA			185,192
				373,772

	TOTAL COMMON STOCKS - (Cost -$134,325,066)			134,223,529

		Expiration Date	Exercise Price
	RIGHT - 0.0% +
6	Helixmith Co. Ltd. (Cost - $384)	8/7/2019	$136,000	170

	SHORT-TERM INVESTMENT - 0.6%
	MONEY MARKET FUND - 0.6%
918,626	Fidelity Investments Money Market - Government Portfolio, Institutional Class to yield 2.25% (a) (Cost - $918,626)			918,626

	TOTAL INVESTMENTS - 97.0% (Cost - $144,465,353)			$144,501,140
	OTHER ASSETS LESS LIABILITIES - NET - 3.0%			4,455,974
	TOTAL NET ASSETS - 100.0%			$148,957,114

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

GDR - Global Depositary Receipt

NVDR - Non-voting Depositary Receipt

PLC - Public Limited Company

SDR - Special Drawing Rights

*	Non-income producing security.

+	Represents less than 0.05%.

(a)	Money market rate shown represents the rate at June 30, 2019.

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

FUTURES CONTRACTS
					Unrealized
Description	Counterparty	Contracts	Expiration Date	Notional Value	Appreciation
LONG
Euro Stoxx 50 Index	Goldman Sachs	39	Sep-19	$1,539,362	$38,334
FTSE 100 Index	Goldman Sachs	6	Sep-19	562,712	810
MSCI Emerging Market Index	Goldman Sachs	16	Sep-19	842,720	32,835
Nikkei Index (JPY)	Goldman Sachs	13	Sep-19	1,285,340	19,741
S&P/TSX 60 Index	Goldman Sachs	2	Sep-19	299,277	1,195
SPI 200 Index	Goldman Sachs	2	Sep-19	230,139	2,830
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS					$95,745

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS

		Currency Units to				Unrealized Appreciation/
Settlement Date	Counterparty	Receive		In Exchange For		(Depreciation)
7/1/2019	Morgan Stanley	$44,061	USD	$845,103	MXN	$72
7/1/2019	Morgan Stanley	16,425	USD	232,949	ZAR	(95)
7/1/2019	Morgan Stanley	9,498	USD	2,704,634	HUF	(44)
7/2/2019	Morgan Stanley	82,922	CNH	12,063	USD	2
7/2/2019	Morgan Stanley	12,058	USD	102,689	NOK	14
NET UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS						$(51)

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS

June 30, 2019 (Unaudited)

Shares		Value
	COMMON STOCKS - 98.2%
	ADVERTISING - 1.2%
66,506	Interpublic Group of Cos., Inc.	$1,502,371
7,616	Omnicom Group, Inc.	624,131
907	Trade Desk, Inc. *	206,596
		2,333,098
	AEROSPACE/DEFENSE - 1.2%
6,503	HEICO Corp.	870,166
9,729	HEICO Corp. - Class A	1,005,687
2,411	L3Harris Technologies, Inc. *	455,992
		2,331,845
	APPAREL - 0.2%
10,197	Levi Strauss & Co. *	212,913
7,787	Under Armour, Inc. - Class C *	172,871
		385,784
	AUTO MANUFACTURERS - 0.5%
14,326	PACCAR, Inc.	1,026,601

	AUTO PARTS & EQUIPMENT - 0.2%
3,620	Aptiv PLC	292,605
3,621	Dana, Inc.	72,202
		364,807
	BANKS - 0.8%
7,043	Synovus Financial Corp.	246,505
27,495	Western Alliance BanCorp *	1,229,576
		1,476,081
	BEVERAGES - 0.4%
659	Brown-Forman Corp. - Class A	36,245
13,264	Brown-Forman Corp. - Class B	735,224
		771,469
	BIOTECHNOLOGY - 2.5%
2,040	Alnylam Pharmaceuticals, Inc. *	148,022
609	Amgen, Inc.	112,227
9,775	BioMarin Pharmaceutical, Inc. *	837,229
133	Bio-Rad Laboratories, Inc. *	41,574
4,026	Exact Sciences Corp. *	475,229
10,973	Exelixis, Inc. *	234,493
2,546	Gilead Sciences, Inc.	172,008
16,374	Incyte Corp. *	1,391,135
10,360	Ionis Pharmaceuticals, Inc. *	665,837
1,101	Regeneron Pharmaceuticals, Inc. *	344,613
6,356	Seattle Genetics, Inc. *	439,899
536	Vertex Pharmaceuticals, Inc. *	98,292
		4,960,558
	BUILDING MATERIALS - 1.2%
861	Lennox International, Inc.	236,775
3,722	Martin Marietta Materials, Inc.	856,469
9,093	Vulcan Materials Co.	1,248,560
		2,341,804

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	CHEMICALS - 0.5%
301	Air Products & Chemicals, Inc.	$68,137
13,601	Axalta Coating Systems Ltd. *	404,902
950	Dow, Inc.	46,845
591	NewMarket Corp.	236,956
5,246	Versum Materials, Inc.	270,588
		1,027,428
	COMMERCIAL SERVICES - 7.8%
3,464	Automatic Data Processing, Inc.	572,703
2,330	Avalara, Inc. *	168,226
19,386	Booz Allen Hamilton Holding Corp.	1,283,547
4,094	Bright Horizons Family Solutions, Inc. *	617,662
319	Cintas Corp.	75,696
5,787	CoStar Group, Inc. *	3,206,345
213	FleetCor Technologies, Inc. *	59,821
1,106	Global Payments, Inc.	177,104
15,426	H&R Block, Inc.	451,982
2,019	IHS Markit Ltd. *	128,651
8,470	Insperity, Inc.	1,034,526
512	MarketAxess Holdings, Inc.	164,567
3,962	Morningstar, Inc.	573,064
12,197	Paylocity Holding Corp. *	1,144,323
16,734	Robert Half International, Inc.	954,005
2,124	ServiceMaster Global Holdings, Inc. *	110,639
30,925	Square, Inc. *	2,242,990
6,340	Total System Services, Inc.	813,232
8,938	TransUnion	657,032
7,424	TriNet Group, Inc. *	503,347
1,692	United Rentals, Inc. *	224,409
		15,163,871
	COMPUTERS - 2.5%
4,487	Dell Technologies, Inc. - Class C *	227,940
5,571	Elastic NV *	415,931
4,789	EPAM Systems, Inc. *	828,976
11,106	Fortinet, Inc. *	853,274
21,279	Genpact Ltd.	810,517
7,731	NCR Corp. *	240,434
20,515	NetApp, Inc.	1,265,776
17,958	Pure Storage, Inc. *	274,219
		4,917,067
	DISTRIBUTION/WHOLESALE - 1.1%
9,913	Copart, Inc. *	$740,898
5,514	WW Grainger, Inc.	1,479,020
		2,219,918
	DIVERSIFIED FINANCIAL SERVICES - 3.2%
2,348	Alliance Data Systems Corp.	329,025
25,125	Discover Financial Services	1,949,449
5,347	E*TRADE Financial Corp.	238,476
12,679	Evercore, Inc.	1,122,979

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	DIVERSIFIED FINANCIAL SERVICES (Continued) - 3.2%
1,634	Raymond James Financial, Inc.	$138,155
5,890	SEI Investments Co.	330,429
16,694	Synchrony Financial	578,781
14,529	T Rowe Price Group, Inc.	1,593,976
		6,281,270
	ELECTRIC - 0.3%
1,311	Alliant Energy Corp.	64,344
1,130	Black Hills Corp.	88,332
4,460	IDACORP, Inc.	447,918
		600,594
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.9%
3,963	AMETEK, Inc.	359,999
3,408	Generac Holdings, Inc. *	236,549
8,648	Hubbell, Inc.	1,127,699
344	Universal Display Corp.	64,693
		1,788,940
	ELECTRONICS - 5.2%
32,555	ADT, Inc.	199,237
23,855	Allegion PLC	2,637,170
18,932	Fortive Corp.	1,543,337
633	Jabil, Inc.	20,003
7,037	Keysight Technologies, Inc. *	631,993
2,697	Mettler-Toledo International, Inc. *	2,265,480
40,913	National Instruments Corp.	1,717,937
1,354	Resideo Technologies, Inc. *	29,680
583	Waters Corp. *	125,485
9,313	Woodward, Inc.	1,053,858
		10,224,180
	ENGINERRING & CONSTRUCTION - 0.2%
4,972	frontdoor, Inc. *	216,531
1,842	MasTec, Inc. *	94,918
		311,449
	ENTERTAINMENT - 0.8%
9,748	International Game Technology PLC	126,432
3,792	Live Nation Entertainment, Inc. *	251,220
8,549	Six Flags Entertainment Corp.	424,714
2,984	Vail Resorts, Inc.	665,969
		1,468,335
	ENVIRONMENTAL CONTROL - 0.1%
2,103	Republic Services, Inc.	182,204
398	Waste Connections, Inc.	38,041
		220,245
	FOOD - 1.4%
15,962	Hershey Co.	2,139,387
2,753	McCormick & Co., Inc.	426,743
2,578	Performance Food Group Co. *	103,197
		2,669,327

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	HAND/MACHINE TOOLS - 0.2%
2,242	Snap-on, Inc.	$371,365

	HEALTHCARE PRODUCTS - 5.2%
2,141	ABIOMED, Inc. *	557,709
5,940	Align Technology, Inc. *	1,625,778
3,115	Bio-Techne Corp.	649,446
12,465	Bruker Corp.	622,627
1,159	Genomic Health, Inc. *	67,419
15,912	Hill-Rom Holdings, Inc.	1,664,713
9,946	IDEXX Laboratories, Inc. *	2,738,432
1,531	Insulet Corp. *	182,771
6,094	Masimo Corp. *	906,909
3,243	Penumbra, Inc. *	518,880
1,531	ResMed, Inc.	—
89	Teleflex, Inc.	29,472
4,521	Varian Medical Systems, Inc. *	615,444
		10,179,600
	HEALTHCARE - SERVICES - 1.5%
234	Anthem, Inc.	66,037
17,638	Centene Corp. *	924,937
2,047	Chemed Corp.	738,639
1,132	IQVIA Holdings, Inc. *	182,139
1,549	Molina Healthcare, Inc. *	221,724
2,916	WellCare Health Plans, Inc. *	831,264
		2,964,740
	HOME BUILDERS - 0.2%
3,282	DR Horton, Inc.	141,553
5,540	Lennar Corp.	268,468
		410,021
	HOME FURNISHINGS - 0.2%
4,589	Tempur Sealy International, Inc. *	336,695

	HOUSEHOLD PRODUCTS/WARES - 1.1%
28,027	Church & Dwight Co., Inc.	2,047,653
636	Clorox Co.	97,378
		2,145,031

	HOUSEWARES - 0.1%
2,512	Scotts Miracle-Gro Co.	247,432

	INSURANCE - 0.3%
2,562	Erie Indemnity Co.	651,465

	INTERNET - 9.4%
426	Anaplan, Inc. *	21,500
1,310	Cargurus, Inc. *	47,304
20,530	CDW Corp.	2,278,830

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	INTERNET (Continued) - 9.4%
14,593	Etsy, Inc. *	$895,572
2,537	Expedia Group, Inc.	337,497
35,230	GoDaddy, Inc. *	2,471,385
4,446	GrubHub, Inc. *	346,744
4,325	Lyft, Inc. *	284,196
2,068	Match Group, Inc.	139,114
364	Okta, Inc. *	44,958
7,494	Palo Alto Networks, Inc. *	1,526,977
3,432	Pinterest, Inc. *	93,419
4,554	Proofpoint, Inc. *	547,619
13,031	RingCentral, Inc. *	1,497,523
3,751	Roku, Inc. *	339,766
4,424	Spotify Technology SA *	646,877
47,623	Twitter, Inc. *	1,662,043
14,134	VeriSign, Inc. *	2,956,267
3,920	Wayfair, Inc. *	572,320
14,746	Zendesk, Inc. *	1,312,836
4,241	Zscaler, Inc. *	325,030
		18,347,777
	LEISURE - 0.8%
10,847	Norwegian Cruise Line Holdings Ltd. *	581,725
13,073	Planet Fitness, Inc. *	947,008
		1,528,733
	LODGING - 1.3%
13,168	Choice Hotels International, Inc.	1,145,748
61,232	Extended Stay America, Inc.	1,034,208
2,541	Hilton Worldwide Holdings, Inc.	248,357
544	Las Vegas Sands Corp.	32,145
		2,460,458
	MACHINERY - CONSTRUCTION & MINING - 0.2%
5,063	Oshkosh Corp.	422,710

	MACHINERY - DIVERSIFIED - 3.1%
2,499	Cognex Corp.	119,902
14,186	Crane Co.	1,183,680
1,040	Cummins, Inc.	178,194
10,389	IDEX Corp.	1,788,362
16,346	Rockwell Automation, Inc.	2,677,965
268	Roper Technologies, Inc.	98,158
		6,046,261
	MEDIA - 2.9%
10,203	Altice USA, Inc. *	248,443
1,418	AMC Networks, Inc. *	77,267
844	Cable One, Inc.	988,316
25,988	CBS Corp.	1,296,801
6,038	FactSet Research Systems, Inc.	1,730,249
7,014	Sinclair Broadcast Group, Inc.	376,161
146,373	Sirius XM Holdings, Inc.	816,761

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	MEDIA (Continued) - 2.9%
1,429	World Wrestling Entertainment, Inc.	$103,188
		5,637,186
	MISCELLANEOUS MANUFACTURER - 1.3%
18,798	AO Smith Corp.	886,514
4,937	AptarGroup, Inc.	613,867
2,725	Carlisle Cos, Inc.	382,617
4,876	Hexcel Corp.	394,371
2,681	Ingersoll-Rand PLC	339,602
		2,616,971
	OFFICE/BUSINESS EQUIPMENT - 0.4%
4,052	Zebra Technologies Corp. *	848,853

	OIL & GAS - 0.6%
27,962	Cabot Oil & Gas Corp.	642,008
7,776	ConocoPhillips	474,336
1,185	Continental Resources, Inc. *	49,877
6,674	Transocean Ltd. *	42,780
		1,209,001
	PACKAGING & CONTAINERS - 0.7%
11,198	Ball Corp.	783,748
16,044	Westrock Co.	585,125
		1,368,873
	PHARMACEUTICALS - 2.7%
1,460	AbbVie, Inc.	106,171
1,003	Agios Pharmaceuticals, Inc. *	50,030
15,723	AmerisourceBergen Corp.	1,340,543
8,195	DexCom, Inc. *	1,227,939
7,689	Herbalife Nutrition Ltd. *	328,782
6,832	Jazz Pharmaceuticals PLC *	973,970
9,148	Merck & Co, Inc.	767,060
8,718	Nektar Therapeutics *	310,186
902	PRA Health Sciences, Inc. *	89,433
780	Sarepta Therapeutics, Inc. *	118,521
		5,312,635
	PIPELINES - 0.1%
2,546	Cheniere Energy, Inc. *	174,274

	REAL ESTATE - 0.3%
11,182	CBRE Group, Inc. *	573,637

	REAL ESTATE INVESTMENT TRUSTS - 2.5%
21,631	Equity LifeStyle Properties, Inc.	2,624,706
3,431	Extra Space Storage, Inc.	364,029
893	Lamar Advertising Co.	72,074
12,732	Outfront Media, Inc.	328,358
1,168	Park Hotels & Resorts, Inc.	32,190

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	REAL ESTATE INVESTMENT TRUSTS (Continued) - 2.5%
2,522	Ryman Hospitality Properties, Inc.	$204,509
5,522	SBA Communications Corp. *	1,241,566
		4,867,432
	RETAIL - 8.9%
5,314	Advance Auto Parts, Inc.	819,100
1,608	AutoZone, Inc. *	1,767,948
434	CarMax, Inc. *	37,684
2,132	Chipotle Mexican Grill, Inc. *	1,562,500
15,547	Darden Restaurants, Inc.	1,892,536
20,854	Dollar General Corp.	2,818,627
4,952	Domino’s Pizza Inc.	1,378,043
13,162	Lululemon Athletica Inc. *	2,371,924
11,629	Nordstrom Inc.	370,500
2,043	Ollie’s Bargain Outlet Holdings, Inc. *	177,966
4,812	O’Reilly Automotive Inc. *	1,777,168
4,241	Tractor Supply Co.	461,421
5,289	Ulta Beauty Inc. *	1,834,700
		17,270,117
	SEMICONDUCTORS - 4.0%
62,181	Advanced Micro Devices, Inc. *	1,888,437
6,878	Cirrus Logic, Inc. *	300,569
3,084	KLA-Tencor Corp.	364,529
12,127	Lam Research Corp.	2,277,936
4,570	Skyworks Solutions, Inc.	353,124
21,574	Xilinx, Inc.	2,544,005
		7,728,600
	SOFTWARE - 15.5%
1,690	Akamai Technologies, Inc. *	135,437
1,285	ANSYS, Inc. *	263,194
6,988	Aspen Technology, Inc. *	868,469
3,676	Atlassian Corp. PLC *	480,968
12,056	Black Knight, Inc. *	725,168
10,849	Broadridge Financial Solutions, Inc.	1,385,200
14,201	Cadence Design Systems, Inc. *	1,005,573
2,749	Ceridian HCM Holding, Inc. *	138,000
5,828	Cerner Corp.	427,192
20,021	Dropbox, Inc. *	501,526
1,824	Fastly, Inc. *	36,991
13,946	Fidelity National Information Services, Inc.	1,710,895
32,055	First Data Corp. *	867,729
19,505	Fiserv, Inc. *	1,778,076
2,634	HubSpot, Inc. *	449,150
1,863	Intuit, Inc.	486,858
747	Jack Henry & Associates, Inc.	100,038
442	Medidata Solutions, Inc. *	40,005
7,872	New Relic, Inc. *	681,007
42,982	Paychex, Inc.	3,536,989
6,129	Paycom Software, Inc. *	1,389,567

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	SOFTWARE (Continued) - 15.5%
1,243	PTC, Inc. *	$—
2,669	RealPage, Inc. *	157,071
11,387	Red Hat, Inc. *	2,138,023
4,318	salesforce.com, Inc. *	655,170
6,185	ServiceNow, Inc. *	1,698,215
5,632	Smartsheet, Inc. *	272,589
9,663	Splunk, Inc. *	1,215,122
3,237	Synopsys, Inc. *	416,570
4,900	Tableau Software, Inc. *	813,498
5,983	Take-Two Interactive Software, Inc. *	679,250
6,430	Twilio, Inc. *	876,731
16,540	Veeva Systems, Inc. *	2,681,299
3,947	Workday, Inc. *	811,424
119,362	Zynga, Inc. *	731,688
		30,154,682
	TELECOMMUNICATIONS - 1.0%
3,537	Arista Networks, Inc. *	918,276
9,267	Ciena Corp. *	381,152
3,284	Motorola Solutions, Inc.	547,541
2,285	United States Cellular Corp. *	102,071
		1,949,040
	TRANSPORTATION - 1.2%
7,736	CH Robinson Worldwide, Inc.	652,532
4,335	Expeditors International of Washington, Inc.	328,853
11,921	Landstar System, Inc.	1,287,349
1,337	Ryder System, Inc.	77,947
		2,346,681
	TRUCKING & LEASING - 0.1%
1,186	GATX Corp.	94,038

	WATER - 0.2%
1,929	American Water Works Co, Inc.	223,764

	TOTAL COMMON STOCKS (Cost - $164,238,604)	191,372,743

	SHORT-TERM INVESTMENT - 1.4%
	MONEY MARKET FUND - 1.4%
2,766,300	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 2.25% (a)(Cost - $2,766,300)	2,766,300

	TOTAL INVESTMENTS - 99.6% (Cost - $167,004,904)	$194,139,043
	OTHER ASSETS LESS LIABILITIES - NET - 0.4%	721,477
	TOTAL NET ASSETS - 100.0%	$194,860,520

*	Non-Income producing security.

PLC - Public Limited Company

REIT - Real Estate Investment Trust

(a)	Money market rate shown represents the rate at June 30, 2019.

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

FUTURES CONTRACTS

Description	Counterparty	Contracts	Expiration Date	Notional Value	Unrealized Appreciation
LONG
S&P 500 E-mini Future	Goldman Sachs	25	Sep-19	$3,680,250	$46,442
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS					$46,442

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

PORTFOLIO OF INVESTMENTS

June 30, 2019 (Unaudited)

Shares		Value
	COMMON STOCKS - 97.4%
	AEROSPACE/DEFENSE - 0.4%
454	AAR Corp.	$16,703
433	Aerojet Rocketdyne Holdings, Inc. *	19,385
310	Moog, Inc.	29,019
		65,107
	AGRICULTURE - 0.2%
294	Alico, Inc.	8,920
3,155	Vector Group Ltd.	30,761
		39,681
	AIRLINES - 0.4%
923	Hawaiian Holdings, Inc.	25,318
225	SkyWest, Inc.	13,651
550	Spirit Airlines, Inc. *	26,251
		65,220
	APPAREL - 1.0%
318	Columbia Sportswear Co.	31,851
1,383	Crocs, Inc. *	27,314
311	Deckers Outdoor Corp. *	54,727
415	Oxford Industries, Inc.	31,457
1,352	Wolverine World Wide, Inc.	37,234
		182,583
	AUTO MANUFACTURERS - 0.1%
458	Navistar International Corp. *	15,778

	AUTO PARTS & EQUIPMENT - 1.1%
348	Cooper-Standard Holdings, Inc. *	15,945
2,773	Dana, Inc.	55,294
1,114	Meritor, Inc. *	27,015
392	Miller Industries, Inc.	12,054
865	Modine Manufacturing Co. *	12,378
201	Standard Motor Products, Inc.	9,113
1,530	Tenneco, Inc.	16,968
2,228	Tower International, Inc.	43,446
		192,213
	BANKS - 8.3%
2,194	Bancorp, Inc. *	19,570
1,637	Bank of Commerce Holdings	17,500
264	Banner Corp.	14,296
220	BOK Financial Corp.	16,606
2,030	Cadence BanCorp	42,224
879	Capital City Bank Group, Inc.	21,843
330	Carolina Financial Corp.	11,580
2,833	Cathay General Bancorp	101,733
451	CenterState Bank Corp.	10,387

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	BANKS (Continued) - 8.3%
2,032	Chemical Financial Corp.	$83,536
329	Enterprise Bancorp, Inc.	10,433
3,140	First Commonwealth Financial Corp.	42,296
313	First Community Corp.	5,794
390	First Horizon National Corp.	5,823
524	First Merchants Corp.	19,860
1,239	First of Long Island Corp.	24,879
120	First United Corp.	2,365
1,342	Glacier Bancorp, Inc.	54,418
1,449	Heritage Commerce Corp.	17,750
2,097	Home BancShares, Inc.	40,388
3,219	Hope Bancorp, Inc.	44,358
24	IBERIABANK Corp.	1,820
1,667	Independent Bank Corp.	36,324
491	Independent Bank Group, Inc.	26,985
404	International Bancshares Corp.	15,235
1,375	Lakeland Financial Corp.	64,391
539	LCNB Corp.	10,241
1,051	MBT Financial Corp.	10,531
745	Merchants Bancorp	12,687
398	MidWestOne Financial Group, Inc.	11,128
567	National Bank Holdings Corp.	20,582
491	Preferred Bank	23,200
352	Renasant Corp.	12,651
510	Republic Bancorp, Inc. *	25,372
1,015	Republic First Bancorp, Inc. *	4,984
2,046	Sandy Spring Bancorp, Inc.	71,364
520	Shore Bancshares, Inc.	8,497
797	Sierra Bancorp	21,615
1,284	SmartFinancial, Inc. *	27,850
621	South State Corp.	45,749
279	Southern First Bancshares, Inc. *	10,926
771	Synovus Financial Corp.	26,985
75	TriCo Bancshares	2,835
3,809	TriState Capital Holdings, Inc. *	81,284
4,616	United Community Banks, Inc.	131,833
191	Walker & Dunlop, Inc.	10,163
1,154	West Bancorporation, Inc.	24,488
1,640	Wintrust Financial Corp.	119,982
		1,467,341
	BEVERAGES - 0.3%
150	Boston Beer Co, Inc. *	56,664

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	BIOTECHNOLOGY - 3.9%
1,515	ACADIA Pharmaceuticals, Inc. *	$40,496
4,507	Achillion Pharmaceuticals, Inc. *	12,079
2,241	Acorda Therapeutics, Inc. *	17,188
1,610	Agenus, Inc. *	4,830
1,093	Alder Biopharmaceuticals, Inc. *	12,865
350	Allogene Therapeutics, Inc. *	9,398
807	AMAG Pharmaceuticals, Inc. *	8,062
875	Amicus Therapeutics, Inc. *	10,920
327	AnaptysBio, Inc. *	18,449
6,159	Aptinyx, Inc. *	—
989	Arcus Biosciences, Inc. *	7,863
2,190	Ardelyx, Inc. *	5,891
323	Arena Pharmaceuticals, Inc. *	18,937
825	Arrowhead Pharmaceuticals, Inc. *	21,862
510	Assembly Biosciences, Inc. *	6,880
298	Atara Biotherapeutics, Inc. *	5,993
5,026	Athersys, Inc. *	8,444
252	Audentes Therapeutics, Inc. *	9,541
152	Blueprint Medicines Corp. *	14,338
1,099	Calithera Biosciences, Inc. *	4,286
1,062	ChemoCentryx, Inc. *	9,877
905	CytomX Therapeutics, Inc. *	10,154
375	Denali Therapeutics, Inc. *	7,785
313	Editas Medicine, Inc. *	7,744
510	Emergent BioSolutions, Inc. *	24,638
2,668	Enzo Biochem, Inc. *	8,991
247	Exact Sciences Corp. *	29,156
656	Fate Therapeutics, Inc. *	13,317
337	FibroGen, Inc. *	15,226
216	Five Prime Therapeutics, Inc. *	1,302
1,472	Halozyme Therapeutics, Inc. *	25,289
107	Intercept Pharmaceuticals, Inc. *	8,514
2,227	Intrexon Corp. *	17,059
899	Iovance Biotherapeutics, Inc. *	22,043
269	Ligand Pharmaceuticals, Inc. *	30,706
354	MacroGenics, Inc. *	6,007
728	Medicines Co. *	26,550
807	Myriad Genetics, Inc. *	22,418
1,030	NeoGenomics, Inc. *	22,598
3,592	Nymox Pharmaceutical Corp. *	5,208
648	Prothena Corp. PLC *	6,849
165	Puma Biotechnology, Inc. *	2,097
382	REGENXBIO, Inc. *	19,623

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	BIOTECHNOLOGY (Continued) - 3.9%
1,213	Retrophin, Inc. *	$24,369
6	Sage Therapeutics, Inc. *	1,099
1,095	Sangamo Therapeutics, Inc. *	11,793
244	Spark Therapeutics, Inc. *	24,981
636	Theravance Biopharma, Inc. *	10,386
258	Ultragenyx Pharmaceutical, Inc. *	16,383
541	Veracyte, Inc. *	15,424
2,433	ZIOPHARM Oncology, Inc. *	14,184
		700,092
	BUILDING MATERIALS - 1.8%
762	Boise Cascade Co.	21,420
2,392	Builders FirstSource, Inc. *	40,329
515	Continental Building Products, Inc. *	13,684
1,005	Griffon Corp.	17,005
782	Louisiana-Pacific Corp.	20,504
4,439	LSI Industries, Inc.	16,202
339	Masonite International Corp. *	17,859
828	PGT Innovations, Inc. *	13,844
716	Summit Materials, Inc. *	13,783
1,054	Trex Co., Inc. *	75,572
1,828	Universal Forest Products, Inc.	69,574
		319,776
	CHEMICALS - 1.8%
490	AdvanSix, Inc. *	11,971
721	Ferro Corp. *	11,392
1,075	HB Fuller Co.	49,880
211	Ingevity Corp. *	22,191
1,131	Innospec, Inc.	103,192
460	Koppers Holdings, Inc. *	13,506
320	Materion Corp.	21,699
1,298	PolyOne Corp.	40,744
418	Stepan Co.	38,418
90	Univar, Inc. *	1,984
		314,977
	COAL - 0.3%
109	Arch Coal, Inc.	10,269
1,002	Peabody Energy Corp.	24,148
1,162	SunCoke Energy, Inc. *	10,319
		44,736
	COMMERCIAL SERVICES - 5.8%
649	Aaron’s, Inc.	39,855
575	AMN Healthcare Services, Inc. *	31,194
548	Arlo Technologies, Inc. *	2,197
1,145	ASGN, Inc. *	69,387

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	COMMERCIAL SERVICES (Continued) - 5.8%
206	Avalara, Inc. *	$14,873
1,122	Care.com, Inc. *	12,320
1,179	Carriage Services, Inc.	22,413
1,441	Chegg, Inc. *	55,608
383	CorVel Corp. *	33,325
640	CRA International, Inc.	24,531
125	Forrester Research, Inc.	5,879
176	Grand Canyon Education, Inc. *	20,596
586	Green Dot Corp. *	28,655
883	GreenSky, Inc. *	10,852
911	Hackett Group, Inc.	15,296
393	Harsco Corp. *	10,784
514	HealthEquity, Inc. *	33,616
216	Herc Holdings, Inc. *	9,899
843	HMS Holdings Corp. *	27,305
981	Insperity, Inc.	119,819
706	International Money Express, Inc. *	9,955
604	Kelly Services, Inc.	15,819
1,894	Kforce, Inc.	66,460
1,414	Korn Ferry	56,659
885	LiveRamp Holdings, Inc. *	42,905
410	Matthews International Corp.	14,289
80	Medifast, Inc.	10,264
282	National Research Corp.	16,240
616	Paylocity Holding Corp. *	57,793
762	Quad/Graphics, Inc.	6,027
329	Rosetta Stone, Inc. *	7,528
393	Sotheby’s *	22,845
690	SP Plus Corp. *	22,032
262	Strategic Education, Inc.	46,636
392	TriNet Group, Inc. *	26,578
169	Viad Corp.	11,195
		1,021,629
	COMPUTERS - 1.9%
571	EPAM Systems, Inc. *	98,840
507	Insight Enterprises, Inc. *	29,507
376	Lumentum Holdings, Inc. *	20,082
1,132	Mitek Systems, Inc. *	11,252
648	Nutanix, Inc. *	16,809
721	Presidio, Inc.	9,856
1,135	Pure Storage, Inc. *	17,331
332	Qualys, Inc. *	28,911
651	Rapid7, Inc. *	37,654
132	Science Applications International Corp.	11,426

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	COMPUTERS - 1.9% (Continued)
200	Varonis Systems, Inc. *	$12,388
511	Virtusa Corp. *	22,704
382	Vocera Communications, Inc. *	12,193
		328,953
	COSMETICS/PERSONAL CARE - 0.3%
759	Inter Parfums, Inc.	50,466

	DISTRIBUTION/WHOLESALE - 1.1%
476	Anixter International, Inc. *	28,422
881	Core-Mark Holding Co, Inc.	34,993
1,193	G-III Apparel Group Ltd. *	35,098
856	H&E Equipment Services, Inc.	24,901
1,922	ScanSource, Inc. *	62,580
457	Systemax, Inc.	10,127
		196,121
	DIVERSIFIED FINANCIAL SERVICES - 1.9%
674	Ares Management Corp.	17,639
4,679	Boston Private Financial Holdings, Inc.	56,476
178	Cohen & Steers, Inc.	9,156
982	Enova International, Inc. *	22,635
86	Evercore, Inc.	7,617
446	Federal Agricultural Mortgage Corp.	32,406
2,425	Ladenburg Thalmann Financial Services, Inc.	8,318
3,331	LendingClub Corp. *	10,926
31	LendingTree, Inc. *	13,021
13,134	Medley Management, Inc.	32,310
1,278	Moelis & Co.	44,666
368	Piper Jaffray Cos	27,331
802	Silvercrest Asset Management Group, Inc.	11,252
321	Stifel Financial Corp.	18,958
111	WageWorks, Inc. *	5,638
297	Westwood Holdings Group, Inc.	10,454
		328,803
	ELECTRIC - 2.5%
585	Avista Corp.	26,091
906	Black Hills Corp.	70,822
1,517	Clearway Energy, Inc.	25,577
1,408	Clearway Energy, Inc. - Class A	22,781
2,249	IDACORP, Inc.	225,867
1,131	PNM Resources, Inc.	57,579
760	Vistra Energy Corp.	17,206
		445,923

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.8%
78	EnerSys	$5,343
1,593	Generac Holdings, Inc. *	110,570
147	Littelfuse, Inc.	26,006
		141,919
	ELECTRONICS - 3.3%
550	Alarm.com Holdings, Inc. *	29,425
231	Control4 Corp. *	5,486
6,967	Fitbit, Inc. *	30,655
2,043	GoPro, Inc. *	11,155
951	OSI Systems, Inc. *	107,111
1,501	Sanmina Corp. *	45,450
583	SYNNEX Corp.	57,367
467	Tech Data Corp. *	48,848
1,245	Vishay Intertechnology, Inc.	20,567
181	Vishay Precision Group, Inc. *	7,354
1,298	Watts Water Technologies, Inc.	120,948
848	Woodward, Inc.	95,960
		580,326
	ENERGY - ALTERNATE SOURCES - 0.1%
4,036	Pacific Ethanol, Inc. *	3,088
649	Renewable Energy Group, Inc. *	10,293
128	REX American Resources Corp. *	9,331
		22,712
	ENGINEERING & CONSTRUCTION - 1.4%
1,153	Comfort Systems USA, Inc.	58,791
545	EMCOR Group, Inc.	48,015
1,221	Great Lakes Dredge & Dock Corp. *	13,480
1,082	MasTec, Inc. *	55,755
694	MYR Group, Inc. *	25,921
973	Primoris Services Corp.	20,365
275	TopBuild Corp. *	22,759
		245,086
	ENTERTAINMENT - 0.7%
652	AMC Entertainment Holdings, Inc.	6,083
473	Eldorado Resorts, Inc. *	21,791
1,272	IMAX Corp. *	25,694
310	Marriott Vacations Worldwide Corp.	29,884
1,055	Penn National Gaming, Inc. *	20,319
867	SeaWorld Entertainment, Inc. *	26,877
		130,648
	ENVIRONMENTAL CONTROL - 0.2%
726	CECO Environmental Corp. *	6,962
291	Tetra Tech, Inc.	22,858
		29,820

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	FOOD - 1.1%
200	Calavo Growers, Inc.	$19,348
545	Chefs’ Warehouse, Inc. *	19,113
3,512	Dean Foods Co.	3,244
82	J&J Snack Foods Corp.	13,198
417	John B Sanfilippo & Son, Inc.	33,231
2,071	Performance Food Group Co. *	82,902
128	Sanderson Farms, Inc.	17,480
672	Seneca Foods Corp. *	—
425	Simply Good Foods Co. *	10,234
		198,750
	FOREST PRODUCTS & PAPER - 0.1%
640	Schweitzer-Mauduit International, Inc.	21,235

	GAS - 0.8%
780	Chesapeake Utilities Corp.	74,116
778	Southwest Gas Holdings, Inc.	69,724
		143,840
	HAND/MACHINE TOOLS - 0.5%
2,019	Milacron Holdings Corp. *	27,862
545	MSA Safety, Inc.	57,438
		85,300
	HEALTHCARE PRODUCTS - 4.2%
3,283	Accuray, Inc. *	12,705
170	Adaptive Biotechnologies Corp. *	8,211
1,266	AtriCure, Inc. *	37,777
27	Atrion Corp.	23,024
352	Cantel Medical Corp.	28,385
410	Cardiovascular Systems, Inc. *	17,601
680	CONMED Corp.	58,188
802	Genomic Health, Inc. *	46,652
882	Globus Medical, Inc. *	37,309
135	Haemonetics Corp. *	16,246
215	ICU Medical, Inc. *	54,161
306	Inogen, Inc. *	20,429
436	Insulet Corp. *	52,050
157	Integer Holdings Corp. *	13,175
628	Intersect ENT, Inc. *	14,293
489	iRhythm Technologies, Inc. *	38,670
506	Luminex Corp.	10,444
205	Masimo Corp. *	30,508
580	Merit Medical Systems, Inc. *	34,545
725	NanoString Technologies, Inc. *	22,004
36	Nevro Corp. *	2,334
551	Novocure Ltd. *	34,840

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	HEALTHCARE PRODUCTS - 4.2% (Continued)
146	NuVasive, Inc. *	$8,547
7,845	OPKO Health, Inc. *	19,142
172	Penumbra, Inc. *	27,520
209	Repligen Corp. *	17,964
1,995	RTI Surgical Holdings, Inc. *	8,479
203	STAAR Surgical Co. *	5,964
57	Surmodics, Inc. *	2,461
264	Tandem Diabetes Care, Inc. *	17,033
1,104	Wright Medical Group NV *	32,921
		753,582
	HEALTHCARE - SERVICES - 2.7%
684	American Renal Associates Holdings, Inc. *	5,089
866	Catalent, Inc. *	46,946
143	Chemed Corp.	51,600
743	Encompass Health Corp.	47,076
703	Ensign Group, Inc.	40,015
1,719	Invitae Corp. *	40,397
490	LHC Group, Inc. *	58,594
731	Medpace Holdings, Inc. *	47,822
161	Molina Healthcare, Inc. *	23,046
689	Natera, Inc. *	19,003
123	National HealthCare Corp.	9,981
991	Select Medical Holdings Corp. *	15,727
674	Syneos Health, Inc. *	34,435
169	Teladoc Health, Inc. *	11,223
410	Tenet Healthcare Corp. *	8,471
216	Tivity Health, Inc. *	3,551
83	US Physical Therapy, Inc.	10,173
		473,149
	HOME BUILDERS - 1.0%
1,085	Beazer Homes USA, Inc. *	10,427
55	LCI Industries	4,950
2,233	MDC Holdings, Inc.	73,198
1,382	Meritage Homes Corp. *	70,952
1,328	TRI Pointe Group, Inc. *	15,896
294	William Lyon Homes *	5,360
		180,783
	HOME FURNISHINGS - 0.2%
303	Hooker Furniture Corp.	6,248
379	iRobot, Corp. *	34,732
		40,980
	HOUSEWARE PRODUCTS/WARES - 0.4%
1,340	ACCO Brands Corp.	10,546
245	Central Garden & Pet Co. *	6,603

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	HOUSEWARE PRODUCTS/WARES - 0.4% (Continued)
85	Central Garden & Pet Co. - Class A *	$2,094
927	CSS Industries, Inc.	4,524
631	Quanex Building Products Corp.	11,920
295	Spectrum Brands Holdings, Inc.	15,862
137	WD-40 Co.	21,788
		73,337
	INSURANCE - 2.8%
178	American National Insurance Co.	20,732
2,723	CNO Financial Group, Inc.	45,420
1,368	Employers Holdings, Inc.	57,825
1,941	Essent Group Ltd. *	91,208
332	FBL Financial Group, Inc.	21,182
4,364	Genworth Financial, Inc. *	16,190
1,272	Greenlight Capital Re Ltd. *	10,799
455	HCI Group, Inc.	18,414
539	Horace Mann Educators Corp.	21,716
124	Kemper Corp.	10,700
620	Kinsale Capital Group, Inc.	56,718
1,313	MGIC Investment Corp. *	17,253
1,003	National General Holdings Corp.	23,009
1,150	Protective Insurance Corp.	19,976
1,861	Radian Group, Inc.	42,524
653	United Fire Group, Inc.	31,644
		505,310
	INTERNET - 3.4%
926	Boingo Wireless, Inc. *	16,640
607	Cargurus, Inc. *	21,919
930	Cars.com, Inc. *	18,340
749	Cogent Communications Holdings, Inc.	44,461
1,072	Etsy, Inc. *	65,789
3,134	Groupon, Inc. *	11,220
271	GrubHub, Inc. *	21,135
1,866	NIC, Inc.	29,931
339	Overstock.com, Inc. *	4,610
323	Perficient, Inc. *	11,085
456	Proofpoint, Inc. *	54,834
1,247	QuinStreet, Inc. *	19,765
481	RealReal, Inc. *	13,901
969	RingCentral, Inc. *	111,357
192	Shutterfly, Inc.	7,524
86	Stamps.com, Inc. *	3,893
942	TechTarget, Inc. *	20,018
1,115	TrueCar, Inc. *	6,088
2,865	US Auto Parts Network, Inc. *	3,581

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	INTERNET - 3.4% (Continued)
1,048	Yelp, Inc. *	$35,821
690	Zendesk, Inc. *	61,431
374	Zscaler, Inc. *	28,663
		612,006
	INVESTMENT COMPANIES - 0.1%
2,067	BrightSphere Investment Group PLC	23,584

	IRON/STEEL - 0.3%
322	Carpenter Technology Corp.	15,450
1,759	Cleveland-Cliffs, Inc.	18,769
991	Schnitzer Steel Industries, Inc.	25,934
		60,153
	LEISURE TIME - 0.7%
259	Fox Factory Holding Corp. *	21,370
484	Malibu Boats, Inc. *	18,803
880	MasterCraft Boat Holdings, Inc. *	17,239
970	Planet Fitness, Inc. *	70,267
		127,679
	LODGING - 0.5%
713	Boyd Gaming Corp.	19,208
1,029	Caesars Entertainment Corp. *	12,163
1,507	Century Casinos, Inc. *	14,618
1,304	Marcus Corp.	42,980
		88,969
	MACHINERY - DIVERSIFIED - 1.4%
211	Alamo Group, Inc.	21,085
254	Albany International Corp.	21,059
383	Altra Industrial Motion Corp.	13,742
1,338	Applied Industrial Technologies, Inc.	82,327
1,081	Briggs & Stratton Corp.	11,069
410	Cactus, Inc. *	13,579
424	Curtiss-Wright Corp.	53,903
816	DXP Enterprises, Inc. *	30,918
277	Manitowoc Co., Inc. *	4,931
		252,613
	MEDIA - 1.3%
1,456	Entercom Communications Corp.	8,445
4,818	Entravision Communications Corp.	15,032
1,573	Gray Television, Inc. *	25,781
621	Liberty Latin America Ltd. - Class A *	10,700
1,484	Liberty Latin America Ltd. - Class C *	25,510
222	Meredith Corp.	12,223

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	MEDIA (Continued) - 1.3%
1,116	MSG Networks, Inc. *	$23,146
190	Nexstar Media Group, Inc.	19,190
658	Sinclair Broadcast Group, Inc.	35,289
1,189	TEGNA, Inc.	18,013
1,921	Townsquare Media, Inc.	10,335
395	World Wrestling Entertainment, Inc.	28,523
		232,187
	METAL FABRICATE/HARDWARE - 1.1%
509	Lawson Products, Inc. *	—
453	LB Foster Co. *	12,385
3,607	Rexnord Corp. *	109,004
2,495	Ryerson Holding Corp. *	20,783
1,088	TimkenSteel Corp. *	8,845
302	TriMas Corp. *	9,353
975	Worthington Industries, Inc.	39,254
		199,624
	MINING - 0.3%
5,768	Coeur Mining, Inc. *	—
6,536	Hecla Mining Co.	11,765
429	Kaiser Aluminum Corp.	41,874
		53,639
	MISCELLANEOUS MANUFACTURER - 1.4%
401	Axon Enterprise, Inc. *	25,748
311	EnPro Industries, Inc.	19,854
816	ESCO Technologies, Inc.	67,418
572	Fabrinet *	28,411
34	Hillenbrand, Inc.	1,345
142	John Bean Technologies Corp.	17,200
128	Proto Labs, Inc. *	14,851
366	Raven Industries, Inc.	13,132
430	Standex International Corp.	31,450
523	Trinseo SA	22,144
		241,553
	OFFICE FURNISHINGS - 0.4%
2,204	Interface, Inc.	33,787
1,019	Kimball International, Inc.	17,761
1,001	Steelcase, Inc.	17,117
		68,665
	OIL & GAS - 1.9%
1,039	Brigham Minerals, Inc. *	22,297
475	Carrizo Oil & Gas, Inc. *	4,760
2,758	CNX Resources Corp. *	20,161
644	CVR Energy, Inc.	32,194
550	Delek US Holdings, Inc.	22,286

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	OIL & GAS (Continued) - 1.9%
3,248	Denbury Resources, Inc. *	$4,028
2,253	Ensco PLC	19,218
5,122	Evolution Petroleum Corp.	36,622
2,377	Gulfport Energy Corp. *	11,671
1,933	Matador Resources Co. *	38,428
219	Montage Resources Corp. *	1,336
248	Murphy USA, Inc. *	20,839
4,899	Oasis Petroleum, Inc. *	27,826
2	Parker Drilling Co. *	41
342	PDC Energy, Inc. *	12,333
107	Penn Virginia Corp. *	3,283
8,102	Southwestern Energy Co. *	25,602
3,839	SRC Energy, Inc. *	19,041
781	Talos Energy, Inc. *	18,782
		340,748
	OIL & GAS SERVICES - 1.3%
2,783	Archrock, Inc.	29,500
394	Basic Energy Services, Inc. *	749
656	C&J Energy Services, Inc. *	7,728
273	Dril-Quip, Inc. *	13,104
949	Exterran Corp. *	13,495
1,558	Forum Energy Technologies, Inc. *	—
1,688	FTS International, Inc. *	9,419
190	KLX Energy Services Holdings, Inc. *	3,882
1,097	Matrix Service Co. *	22,225
676	McDermott International, Inc. *	6,530
607	MRC Global, Inc. *	10,392
577	Oceaneering International, Inc. *	11,765
1,382	Oil States International, Inc. *	25,291
3,545	Pioneer Energy Services Corp. *	897
1,973	ProPetro Holding Corp. *	40,841
20,995	Superior Energy Services, Inc. *	27,293
2,699	TETRA Technologies, Inc. *	4,399
510	US Silica Holdings, Inc.	6,523
		234,033
	PACKAGING & CONTAINERS - 0.1%
417	Greif, Inc.	13,573

	PHARMACEUTICALS - 3.9%
777	Aimmune Therapeutics, Inc. *	16,177
2,123	Akebia Therapeutics, Inc. *	10,275
2,804	Amneal Pharmaceuticals, Inc. *	—
1,989	Array BioPharma, Inc. *	92,150
121	BioSpecifics Technologies Corp. *	7,225

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	PHARMACEUTICALS (Continued) - 3.9%
4,959	Chimerix, Inc. *	$21,423
707	Clovis Oncology, Inc. *	10,513
855	Concert Pharmaceuticals, Inc. *	10,260
1,331	Corcept Therapeutics, Inc. *	14,841
4,429	Corvus Pharmaceuticals, Inc. *	16,564
1,507	Dermira, Inc. *	14,407
635	Diplomat Pharmacy, Inc. *	3,867
209	Enanta Pharmaceuticals, Inc. *	17,635
798	Endo International PLC *	3,288
631	Global Blood Therapeutics, Inc. *	33,191
642	Heron Therapeutics, Inc. *	11,935
2,040	Horizon Pharma PLC *	49,082
865	Intellia Therapeutics, Inc. *	14,160
789	Intra-Cellular Therapies, Inc. *	10,241
1,900	Ironwood Pharmaceuticals, Inc. *	20,786
82	Mallinckrodt PLC *	753
100	Mirati Therapeutics, Inc. *	10,300
215	MyoKardia, Inc. *	10,780
807	Natural Health Trends Corp.	6,496
406	Nektar Therapeutics *	14,445
1,252	Owens & Minor, Inc.	4,006
263	Pacira Pharmaceuticals, Inc. *	11,438
987	Phibro Animal Health Corp.	31,357
302	Portola Pharmaceuticals, Inc. *	8,193
225	PRA Health Sciences, Inc. *	22,309
839	Prestige Consumer Healthcare, Inc. *	26,580
179	Ra Pharmaceuticals, Inc. *	5,383
299	Reata Pharmaceuticals, Inc. *	28,211
185	Sarepta Therapeutics, Inc. *	28,111
3,816	Seres Therapeutics, Inc. *	12,288
474	Spectrum Pharmaceuticals, Inc. *	4,081
247	Supernus Pharmaceuticals, Inc. *	8,173
395	USANA Health Sciences, Inc. *	31,375
858	Vanda Pharmaceuticals, Inc. *	12,089
661	Xencor, Inc. *	27,055
207	Zogenix, Inc. *	9,890
		691,333
	REAL ESTATE - 0.6%
432	Marcus & Millichap, Inc. *	13,327
1,446	McGrath RentCorp	89,869
991	Target Hospitality Corp. *	9,018
		112,214
	REAL ESTATE INVESTMENT TRUSTS - 8.5%
1,676	Acadia Realty Trust	45,872

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	REAL ESTATE INVESTMENT TRUSTS (Continued) - 8.5%
937	Ares Commercial Real Estate Corp.	$13,924
1,455	CareTrust REIT, Inc.	34,600
7,553	Cedar Realty Trust, Inc.	20,015
2,378	Chatham Lodging Trust	44,873
2,359	CorePoint Lodging, Inc.	29,228
920	Cousins Properties, Inc.	33,276
4,618	DiamondRock Hospitality Co.	47,750
2,451	Easterly Government Properties, Inc.	44,388
1,020	EastGroup Properties, Inc.	118,300
5,838	First Industrial Realty Trust, Inc.	214,488
2,467	Four Corners Property Trust, Inc.	67,423
1,374	Franklin Street Properties Corp.	10,140
326	GEO Group, Inc.	6,849
326	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	9,187
4,112	Hersha Hospitality Trust	68,012
4,360	Invesco Mortgage Capital, Inc.	70,283
968	Kite Realty Group Trust	14,646
2,873	Ladder Capital Corp.	47,721
1,626	National Storage Affiliates Trust	47,056
544	NexPoint Residential Trust, Inc.	22,522
1,788	Preferred Apartment Communities, Inc.	26,731
167	PS Business Parks, Inc.	28,145
363	QTS Realty Trust, Inc.	16,763
1,539	Retail Opportunity Investments Corp.	26,363
1,391	Rexford Industrial Realty, Inc.	56,155
5,792	RLJ Lodging Trust	102,750
556	Ryman Hospitality Properties, Inc.	45,086
943	STAG Industrial, Inc.	28,516
1,954	Sunstone Hotel Investors, Inc.	26,789
1,263	Terreno Realty Corp.	61,938
1,498	TPG RE Finance Trust, Inc.	28,896
2,231	Xenia Hotels & Resorts, Inc.	46,516
		1,505,201
	RETAIL - 4.9%
1,907	American Eagle Outfitters, Inc.	32,228
277	America’s Car-Mart, Inc. *	23,844
1,330	Asbury Automotive Group, Inc. *	112,172
513	Barnes & Noble, Inc.	3,432
303	Bassett Furniture Industries, Inc.	4,621
327	Beacon Roofing Supply, Inc. *	12,007
1,746	Bed Bath & Beyond, Inc.	20,289
405	Big Lots, Inc.	11,587
652	BJ’s Restaurants, Inc.	28,649
1,009	BJ’s Wholesale Club Holdings, Inc. *	26,638

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	RETAIL - 4.9% (Continued)
1,473	Bloomin’ Brands, Inc.	$27,854
1,364	BMC Stock Holdings, Inc. *	28,917
566	Brinker International, Inc.	22,272
503	Carrols Restaurant Group, Inc. *	4,542
1,182	Cato Corp.	14,562
742	Cheesecake Factory, Inc.	32,440
2,489	Chico’s FAS, Inc.	8,388
856	Citi Trends, Inc.	12,515
167	Dillard’s, Inc.	10,401
283	FirstCash, Inc.	28,306
499	Five Below, Inc. *	59,890
1,733	Foundation Building Materials, Inc. *	30,813
151	Freshpet, Inc. *	6,872
435	Lithia Motors, Inc.	51,669
347	Ollie’s Bargain Outlet Holdings, Inc. *	30,227
716	PC Connection, Inc.	25,046
110	RH *	12,716
696	Rush Enterprises, Inc.	25,418
1,409	Sonic Automotive, Inc.	32,900
2,119	Texas Roadhouse, Inc.	113,727
883	Zumiez, Inc. *	23,046
		877,988
	SAVINGS & LOANS - 2.2%
5,662	Community Bankers Trust Corp.	47,957
1,068	First Defiance Financial Corp.	30,513
2,732	First Financial Northwest, Inc.	38,658
48	First Savings Financial Group, Inc.	2,880
70	Hingham Institution for Savings	13,861
2,835	Meridian Bancorp, Inc.	50,718
3,391	Riverview Bancorp, Inc.	28,959
1,721	United Community Financial Corp.	16,470
3,996	Washington Federal, Inc.	139,580
321	WSFS Financial Corp.	13,257
		382,853
	SEMICONDUCTORS - 1.7%
510	Alpha & Omega Semiconductor Ltd. *	4,763
230	Ambarella, Inc. *	10,150
5,456	Amkor Technology, Inc. *	40,702
193	Aquantia Corp. *	2,515
558	Brooks Automation, Inc. *	21,622
218	Cabot Microelectronics Corp.	23,997
1,546	Cirrus Logic, Inc. *	67,560
460	Cohu, Inc.	7,098
940	Diodes, Inc. *	34,188

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	SEMICONDUCTORS - 1.7% (Continued)
800	GSI Technology, Inc. *	$6,856
327	Inphi Corp. *	16,383
150	Power Integrations, Inc.	12,027
372	Semtech Corp. *	17,875
1,070	Synaptics, Inc. *	31,180
858	Ultra Clean Holdings, Inc. *	11,943
		308,859
	SOFTWARE - 4.2%
2,129	Allscripts Healthcare Solutions, Inc. *	24,760
266	Appfolio, Inc. *	27,204
962	Benefitfocus, Inc. *	26,118
253	Blackline, Inc. *	13,538
460	Bottomline Technologies de, Inc. *	20,350
942	Box, Inc. *	16,589
2,717	Castlight Health, Inc. *	8,776
3,085	Cloudera, Inc. *	16,227
699	Cornerstone OnDemand, Inc. *	40,493
442	Coupa Software, Inc. *	55,962
619	CSG Systems International, Inc.	30,226
675	Domo, Inc. *	18,441
2,300	Evolent Health, Inc. *	18,285
183	Fair Isaac, Corp. *	57,466
333	Fastly, Inc. *	6,753
666	Five9, Inc. *	34,159
1,963	InnerWorkings, Inc. *	7,499
110	Instructure, Inc. *	4,675
847	LivePerson, Inc. *	23,750
369	ManTech International Corp.	24,299
40	Medidata Solutions, Inc. *	3,620
127	MicroStrategy, Inc. *	18,200
551	New Relic, Inc. *	47,667
595	Omnicell, Inc. *	51,188
788	Progress Software Corp.	34,373
250	SPS Commerce, Inc. *	25,552
2,863	Telenav, Inc. *	22,904
1,349	TiVo Corp.	9,942
636	Workiva, Inc. *	36,945
1,001	Yext, Inc. *	20,110
		746,071
	STOREAGE/WAREHOUSING - 0.2%
861	Mobile Mini, Inc.	26,200

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	TELECOMMUNICATIONS - 2.1%
6,098	A10 Networks, Inc. *	$41,588
284	Aerohive Networks, Inc. *	1,258
988	Calix, Inc. *	6,481
2,451	Ciena Corp. *	100,810
1,334	Consolidated Communications Holdings, Inc.	6,577
1,770	Extreme Networks, Inc. *	11,452
1,120	Finisar Corp. *	25,614
4,635	Infinera Corp. *	13,488
1,528	Iridium Communications, Inc. *	35,541
277	NETGEAR, Inc. *	7,005
958	Ooma, Inc. *	10,040
250	Plantronics, Inc.	9,260
529	TESSCO Technologies, Inc.	9,448
258	Ubiquiti Networks, Inc.	33,927
592	ViaSat, Inc. *	47,845
1,506	Vonage Holdings Corp. *	17,063
		377,397
	TRANSPORTATION - 1.2%
245	Atlas Air Worldwide Holdings, Inc. *	10,937
2,485	Covenant Transportation Group, Inc. *	36,554
810	Hub Group, Inc. *	34,004
588	Knight-Swift Transportation Holdings, Inc.	19,310
2,720	Marten Transport Ltd.	49,368
5,808	Nordic American Tankers Ltd.	13,591
52	Saia, Inc. *	3,363
808	Scorpio Tankers, Inc.	23,852
361	Universal Logistics Holdings, Inc.	—
561	Werner Enterprises, Inc.	17,436
		208,415
	TRUCKING & LEASING - 0.1%
167	GATX Corp.	13,241
343	Greenbrier Cos, Inc.	10,427
		23,668
	WATER - 0.2%
601	SJW Group	36,523

	TOTAL COMMON STOCKS (Cost - $17,140,533)	17,308,588

	WARRANT - 0.0% ^
20	Parker Drilling Co. (Cost - $0)	—

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	SHORT-TERM INVESTMENT - 2.5%
	MONEY MARKET FUND - 2.5%
452,302	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 2.25% (a)(Cost - $452,302)	$452,302

	TOTAL INVESTMENTS - 99.9% (Cost - $17,592,835)	$17,760,890
	OTHER ASSETS LESS LIABILITIES - NET - 0.1%	2,149
	TOTAL NET ASSETS - 100.0%	$17,763,039

*	Non-income producing security.

^	Represents less than 0.05%

PLC - Public Limited Company

REIT - Real Estate Investment Trust

(a)	Money market rate shown represents the rate at June 30, 2019.

FUTURES CONTRACTS

					Unrealized
Description	Counterparty	Contracts	Expiration Date	Notional Value	Appreciation
LONG
E-mini Russell 2000 Future	Goldman Sachs	5	Sep-19	$443,722	$10,030
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS					$10,030

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

PORTFOLIO OF INVESTMENTS

June 30, 2019 (Unaudited)

Shares		Value
	COMMON STOCKS - 97.2%
	ADVERTISING - 0.7%	$164,681
7,290	Interpublic Group of Cos, Inc.	9,588
117	Omnicom Group, Inc.	174,269

	AEROSPACE/DEFENSE - 2.0%
547	L3Harris Technologies, Inc. *	103,454
819	Lockheed Martin Corp.	297,739
624	Raytheon Co.	108,501
		509,694
	AGRICULTURE - 0.8%
132	Altria Group, Inc.	6,250
2,240	Archer-Daniels-Midland Co.	91,392
1,384	Phillip Morris International, Inc.	108,686
		206,328
	AIRLINES - 0.0% ^
147	Delta Air Lines, Inc.	8,342

	APPAREL - 0.6%
1,872	NIKE, Inc.	157,154

	AUTO MANUFACTURERS - 1.2%
4,085	PACCAR, Inc.	292,731

	AUTO PARTS & EQUIPMENT - 0.1%
1,556	Dana, Inc.	31,027

	BANKS - 5.3%
7,373	Bank of America Corp.	213,817
261	Citigroup, Inc.	18,278
3,984	Citizens Financial Group, Inc.	140,874
681	First Republic Bank	66,500
4,884	JPMorgan Chase & Co.	546,031
2,721	Morgan Stanley	119,207
3,380	Wells Fargo & Co.	159,942
1,074	Western Alliance Bancorp *	48,029
161	Zions Bancorp NA	7,403
		1,320,081
	BEVERAGES - 1.3%
189	Molson Coors Brewing Co.	10,584
998	Monster Beverage Corp. *	63,702
1,983	PepsiCo, Inc.	260,031
		334,317
	BIOTECHNOLOGY - 2.7%
1,419	Amgen, Inc.	261,493
97	Biogen, Inc. *	22,685
705	Celgene Corp. *	65,170
3,086	Gilead Sciences, Inc.	208,490
266	Regeneron Pharmaceuticals, Inc. *	83,258

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	BIOTECHNOLOGY (Continued) - 2.7%
189	Vertex Pharmaceuticals, Inc. *	$34,659
		675,755
	CHEMICALS - 2.0%
810	Air Products & Chemicals, Inc.	183,360
790	Dow, Inc. *	38,955
513	DuPont de Nemours Inc	38,511
487	Ecolab, Inc.	96,153
1,486	LyondellBasell Industries NV	127,989
		484,968
	COMMERCIAL SERVICES - 2.5%
1,457	Automatic Data Processing, Inc.	240,886
1	Booz Allen Hamilton Holding Corp.	66
136	CoStar Group, Inc. *	75,352
117	H&R Block, Inc.	3,428
796	Insperity, Inc.	97,223
901	PayPal Holdings, Inc. *	103,128
149	S&P Global, Inc.	33,941
344	Square, Inc. *	24,950
701	TriNet Group, Inc. *	47,528
		626,502
	COMPUTERS - 4.3%
4,021	Apple, Inc.	795,836
681	Dell Technologies, Inc. - Class C *	34,595
3,163	HP, Inc.	65,759
1,344	International Business Machines Corp.	185,338
		1,081,528
	COSMETICS/PERSONAL CARE - 1.3%
896	Colgate-Palmolive Co.	64,216
418	Estee Lauder Cos, Inc.	76,540
1,677	Proctor & Gamble Co.	183,883
		324,639
	DISTRIBUTION/WHOLESALE - 0.1%
77	WW Grainger, Inc.	20,654

	DIVERSIFIED FINANCIAL SERVICES - 5.0%
1,430	American Express Co.	176,519
366	Capital One Financial Corp.	33,211
7,016	Charles Schwab Corp.	281,973
1,893	Discover Financial Services	146,878
243	Evercore, Inc.	21,523
516	Franklin Resources, Inc.	17,957
318	Mastercard, Inc.	84,121
1,172	TD Ameritrade Holding Corp.	58,506
2,371	Visa, Inc.	411,487
		1,232,175
	ELECTRIC - 3.5%
2,284	Alliant Energy Corp.	112,099
747	Avista Corp.	33,316

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	ELECTRIC (Continued) - 3.1%
580	Black Hills Corp.	$45,339
1,838	Consolidated Edison, Inc.	161,156
361	Dominion Energy, Inc.	27,913
944	DTE Energy Co.	120,719
812	Evergy, Inc.	48,842
693	IDACORP, Inc.	69,598
341	Pinnacle West Capital Corp.	32,085
1,994	Xcel Energy, Inc.	118,623
		769,690
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.3%
303	Generac Holdings, Inc. *	21,031
362	Hubbell, Inc.	47,205
		68,236
	ELECTRONICS - 2.1%
2,264	ADT, Inc.	13,856
1,358	Allegion PLC	150,127
1,425	Honeywell International, Inc.	248,791
2,705	National Instruments Corp.	113,583
		526,357
	ENGINEERING & CONSTRUCTION - 0.1%
219	frontdoor, Inc. *	9,537
76	MasTec, Inc. *	3,916
		13,453
	ENTERTAINMENT - 0.1%
809	International Game Technology PLC	10,493

	ENVIRONMENTAL CONTROL - 0.6%
419	Waste Connections, Inc.	40,048
841	Waste Management, Inc.	97,026
		137,074
	FOOD - 1.3%
2,406	General Mills, Inc.	126,363
956	Hershey Co.	128,133
223	JM Smucker Co.	25,687
153	McCormick & Co, Inc.	23,717
539	Performance Food Group Co. *	21,576
		325,476
	GAS - 0.2%
611	Southwest Gas Holdings, Inc.	54,758

	HAND/MACHINE TOOLS - 0.3%
524	Snap-on, Inc.	86,795

	HEALTHCARE PRODUCTS - 2.5%
718	Danaher Corp.	102,617
413	Hill-Rom Holdings, Inc.	43,208
2,914	Medtronic PLC	283,794
652	Stryker Corp.	134,038

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	HEALTHCARE PRODUCTS (Continued) - 2.5%
177	Thermo Fisher Scientific, Inc.	$51,981
		615,638
	HEALTHCARE - SERVICES - 1.4%
525	Anthem, Inc.	148,160
844	UnitedHealth Group, Inc.	205,944
		354,104
	HOUSEHOLD PRODUCTS/WARES - 0.5%
1,464	Church & Dwight Co., Inc.	106,960
76	Kimberly-Clark Corp.	10,129
		117,089
	INSURANCE - 5.3%
1,093	Allstate Corp.	111,147
272	Arthur J. Gallagher & Co.	23,824
2,371	Berkshire Hathaway, Inc. *	505,426
323	Cincinnati Financial Corp.	33,485
180	Essent Group Ltd. *	8,458
1,596	First American Financial Corp.	85,705
550	Lincoln National Corp.	35,448
2,236	Loews Corp.	122,242
1,552	MetLife, Inc.	77,088
2,846	Prudential Financial, Inc.	287,446
253	Travelers Cos, Inc.	37,829
		1,328,098
	INTERNET - 9.3%
307	Alphabet, Inc. - Class A *	331,839
155	Alphabet, Inc. - Class C *	167,834
471	Amazon.com, Inc. *	891,900
172	Etsy, Inc. *	10,556
2,701	Facebook, Inc. *	521,293
1,275	GoDaddy, Inc. *	89,441
574	Lyft, Inc. *	37,718
283	Netflix, Inc. *	103,952
535	Pinterest, Inc. *	14,563
471	Twitter, Inc. *	16,438
1,631	Uber Technologies, Inc. *	75,646
299	VeriSign, Inc. *	62,539
		2,323,719
	LEISURE - 0.4%
664	Norwegian Cruise Line Holdings Ltd. *	35,610
452	Royal Caribbean Cruises Ltd.	54,787
		90,397
	LODGING - 0.7%
4,654	Extended Stay America, Inc.	78,606
1,485	Las Vegas Sands Corp.	87,749
		166,355
	MACHINERY - CONSTRUCTION & MINING - 0.3%
167	Caterpillar, Inc.	22,760

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	MACHINERY - CONSTRUCTION & MINING (Continued) - 0.3%
632	Oshkosh Corp.	$52,766
		75,526
	MACHINERY - DIVERSIFIED - 1.8%
2,175	Crane Co.	181,482
365	Cummins, Inc.	62,539
948	Rockwell Automation, Inc.	155,311
116	Roper Technologies, Inc.	42,486
		441,818
	MEDIA - 1.6%
712	CBS Corp.	35,529
7,254	Comcast Corp.	306,699
146	Fox Corp. - Class A *	5,349
167	Fox Corp. - Class B *	6,101
200	Sinclair Broadcast Group, Inc.	10,726
1,396	Sirius XM Holdings, Inc.	7,790
120	Viacom, Inc. - Class A	4,092
1,059	Viacom, Inc. - Class B	31,632
		407,918
	MINING - 0.1%
693	Newmont Mining Corp.	26,660

	MISCELLANEOUS MANUFACTURER - 0.0% ^
96	AO Smith Corp.	4,527

	OIL & GAS - 3.2%
502	Anadarko Petroleum Corp.	35,421
597	Cabot Oil & Gas Corp.	13,707
1,629	Chevron Corp.	202,713
4,248	ConocoPhillips	259,128
1,055	EOG Resources, Inc.	98,284
1,984	Exxon Mobil Corp.	152,034
164	Helmerich & Payne, Inc.	8,302
326	Valero Energy Corp.	27,909
		797,498
	OIL & GAS SERVICES - 0.5%
3,662	Halliburton Co.	83,274
918	Schlumberger Ltd.	36,481
		119,755
	PACKAGING & CONTAINERS - 0.6%
3,765	Westrock Co.	137,310

	PHARMACEUTICALS - 7.0%
2,233	AbbVie, Inc.	162,384
348	AmerisourceBergen Corp.	29,670
2,747	Bristol-Myers Squibb Co.	124,576
464	Cigna Corp.	73,103
2,026	CVS Health Corp.	110,397

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	PHARMACEUTICALS (Continued) - 7.0%
73	DexCom, Inc. *	$10,938
443	Eli Lilly & Co.	49,080
434	Herbalife Nutrition Ltd. *	18,558
4,235	Johnson & Johnson	589,851
233	McKesson Corp.	31,313
5,724	Merck & Co., Inc.	479,957
1,668	Pfizer, Inc.	72,258
		1,752,085
	PIPELINES - 0.2%
567	Antero Midstream Corp.	6,498
1,983	Williams Cos, Inc.	55,603
		62,101
	REAL ESTATE INVESTMENT TRUSTS - 2.9%
7	Equinix, Inc.	3,530
1,193	Equity LifeStyle Properties, Inc.	144,759
867	Outfront Media, Inc.	22,360
2,709	Park Hotels & Resorts, Inc.	74,660
2,496	Prologis, Inc.	199,930
1,680	RLJ Lodging Trust	29,803
491	Ryman Hospitality Properties, Inc.	39,815
1,235	Simon Property Group, Inc.	197,304
		712,161
	RETAIL - 4.6%
357	Advance Auto Parts, Inc.	55,028
33	AutoZone, Inc. *	36,283
20	Chipotle Mexican Grill, Inc. *	14,658
423	Costco Wholesale Corp.	111,782
1,227	Darden Restaurants, Inc.	149,363
106	Dollar General Corp.	14,327
87	Domino’s Pizza, Inc.	24,210
710	Home Depot, Inc.	147,659
289	Lululemon Athletica, Inc. *	52,081
854	McDonald’s Corp.	177,342
33	O’Reilly Automotive ,Inc. *	12,188
1,105	Target Corp.	95,704
1,358	TJX Cos, Inc.	71,811
97	Ulta Beauty, Inc. *	33,648
1,060	Walmart, Inc.	117,119
364	Yum! Brands, Inc.	40,284
		1,153,487
	SEMICONDUCTORS - 2.9%
1,418	Applied Materials, Inc.	63,682
259	Broadcom Ltd.	74,556
1,017	Cirrus Logic, Inc. *	44,443
3,416	Intel Corp.	163,524
22	Lam Research Corp.	4,132
442	NVIDIA Corp.	72,590

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	SEMICONDUCTORS (Continued) - 2.9%
804	QUALCOMM, Inc.	$61,160
1,299	Texas Instruments, Inc.	149,073
649	Xilinx, Inc.	76,530
		709,690
	SOFTWARE - 8.8%
957	Activision Blizzard, Inc.	45,170
766	Adobe Systems, Inc. *	225,702
73	Electronic Arts, Inc. *	7,392
1,626	Fidelity National Information Services, Inc.	199,478
494	Intuit, Inc.	129,097
5,678	Microsoft Corp.	760,625
1,952	Oracle Corp.	111,205
1,662	Paychex, Inc.	136,766
69	Red Hat, Inc. *	12,955
2,190	salesforce.com, Inc. *	332,289
384	ServiceNow, Inc. *	105,435
413	Veeva Systems, Inc. *	66,951
222	Workday, Inc. *	45,639
		2,178,704
	TELECOMMUNICATIONS - 3.2%
3,248	AT&T, Inc.	108,840
640	Ciena Corp. *	26,323
5,746	Cisco Systems, Inc.	314,479
5,978	Verizon Communications, Inc.	341,523
		791,165
	TRANSPORTATION - 0.4%
298	CSX Corp.	23,056
283	Landstar System, Inc.	30,561
864	Ryder System, Inc.	50,371
		103,988
	TRUCKING & LEASING - 0.1%
217	GATX Corp.	17,206

	WATER - 0.9%
1,938	American Water Works Co., Inc.	224,807

	TOTAL COMMON STOCKS (Cost - $21,904,102)	24,184,302

	SHORT-TERM INVESTMENT - 1.9%
	MONEY MARKET FUND - 1.9%
460,579	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 2.25% (a) (Cost - $460,579)	460,579

	TOTAL INVESTMENTS - 99.1% (Cost - $22,364,681)	$24,644,881
	OTHER ASSETS LESS LIABILITIES - NET - 0.9%	220,072
	TOTAL NET ASSETS - 100.0%	$24,864,953

*	Non-income producing security.

^	Represents less than 0.05%

(a)	Money market rate shown represents the rate at June 30, 2019.

PLC - Public Limited Company

REIT - Real Estate Investment Trust

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

FUTURES CONTRACTS

Description	Counterparty	Contracts	Expiration Date	Notional Value	Unrealized Appreciation
LONG
S&P 500 E-mini Future	Goldman Sachs	4	Sep-19	$588,840	$7,946
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS					7,946

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

PORTFOLIO OF INVESTMENTS

June 30, 2019 (Unaudited)

Shares		Value
	COMMON STOCKS - 98.5%
	ADVERTISING - 0.6%
78,334	Interpublic Group of Cos, Inc.	$1,769,565

	AEROSPACE/DEFENSE - 1.0%
4,960	L3Harris Technologies, Inc. *	938,085
3,021	Lockheed Martin Corp.	1,098,254
2,763	Raytheon Co.	480,430
562	Teledyne Technologies, Inc. *	153,915
662	United Technologies Corp.	86,192
		2,756,876
	AGRICULTURE - 1.6%
47,051	Archer-Daniels-Midland Co.	1,919,681
32,803	Philip Morris International, Inc.	2,576,020
		4,495,701
	AIRLINES - 0.2%
3,999	Delta Air Lines, Inc.	226,943
1,961	Southwest Airlines Co.	99,580
		326,523
	APPAREL - 0.0% ^
671	Kontoor Brands, Inc. *	18,801

	AUTO MANUFACTURERS - 1.3%
49,241	PACCAR, Inc.	3,528,610

	AUTO PARTS & EQUIPMENT - 0.6%
28,978	Dana, Inc.	577,821
52,798	Goodyear Tire & Rubber Co.	807,809
2,555	Lear Corp.	355,835
		1,741,465
	BANKS - 11.4%
23,031	Associated Banc-Corp.	486,875
155,412	Bank of America Corp.	4,506,948
4,034	Bank of New York Mellon Corp.	178,101
23,803	Citigroup, Inc.	1,666,924
69,493	Citizens Financial Group, Inc.	2,457,272
661	Comerica, Inc.	48,015
620	Cullen/Frost Bankers, Inc.	58,069
11,056	East West Bancorp, Inc.	517,089
11,023	First Republic Bank	1,076,396
83,027	JPMorgan Chase & Co.	9,282,419
69,125	Morgan Stanley	3,028,366
54,609	Regions Financial Corp.	815,858
15,574	State Street Corp.	873,078
9,091	SunTrust Banks, Inc.	571,369
3,958	US Bancorp	65,663
73,371	Wells Fargo & Co.	3,471,916
30,415	Western Alliance Bancorp *	1,360,159

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	BANKS (Continued) - 11.4%
20,740	Zions Bancorp NA	$953,625
		31,418,142
	BEVERAGES - 0.3%
3,540	Molson Coors Brewing Co.	198,240
4,775	Monster Beverage Corp. *	304,788
3,091	PepsiCo, Inc.	405,323
		908,351
	BIOTECHNOLOGY - 1.6%
9,600	Amgen, Inc.	1,769,088
724	Corteva, Inc. *	21,409
29,841	Gilead Sciences, Inc.	2,016,058
1,670	Regeneron Pharmaceuticals, Inc. *	522,710
1,272	United Therapeutics Corp. *	99,292
		4,428,557
	BUILDING MATERIALS - 0.1%
5,479	MDU Resources Group, Inc.	141,358

	CHEMICALS - 3.0%
8,635	Air Products & Chemicals, Inc.	1,954,705
34,324	Dow, Inc.	1,692,516
19,056	DuPont de Nemours, Inc.	1,430,534
5,256	Ecolab, Inc.	1,037,745
22,493	LyondellBasell Industries NV	1,937,322
3,769	Mosaic Co.	94,338
		8,147,160
	COMMERCIAL SERVICES - 1.0%
1,979	Automatic Data Processing, Inc.	327,188
11	Booz Allen Hamilton Holding Corp.	728
733	CoStar Group, Inc. *	406,126
6,032	H&R Block, Inc.	176,738
9,249	Insperity, Inc.	1,129,673
2,867	Square, Inc. *	207,944
5,653	TriNet Group, Inc. *	383,273
1,308	Worldpay, Inc. *	160,295
		2,791,965
	COMPUTERS - 1.0%
6,288	Amdocs Ltd.	390,422
9,146	Dell Technologies, Inc. - Class C *	464,617
50,535	HP, Inc.	1,050,623
5,645	International Business Machines Corp.	778,446
		2,684,108
	COSMETICS/PERSONAL CARE - 1.9%
14,095	Colgate-Palmolive Co.	1,010,189
38,588	Proctor & Gamble Co.	4,231,174
		5,241,363
	DISTRIBUTION/WHOLESALE - 0.2%
1,768	WW Grainger, Inc.	474,231

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	DIVERSIFIED FINANCIAL SERVICES - 3.6%
19,023	Ally Financial, Inc.	$589,523
10,758	American Express, Co.	1,327,968
15,720	Capital One Financial Corp.	1,426,433
63,210	Charles Schwab Corp.	2,540,410
23,108	Discover Financial Services	1,792,950
3,125	Evercore. Inc.	276,781
18,221	Franklin Resources, Inc.	634,091
6,168	OneMain Holdings, Inc.	208,540
16,460	Synchrony Financial	570,668
9,148	TD Ameritrade Holding Corp.	456,668
		9,824,032
	ELECTRIC - 5.6%
49,140	Alliant Energy Corp.	2,411,791
10,953	Avista Corp.	488,504
9,572	Black Hills Corp.	748,243
30,923	Consolidated Edison, Inc.	2,711,329
10,158	Dominion Energy, Inc.	785,417
17,226	DTE Energy Co.	2,202,861
23,327	Evergy, Inc.	1,403,119
10,066	IDACORP, Inc.	1,010,928
912	NorthWestern Corp.	65,801
15,191	Pinnacle West Capital Corp.	1,429,321
36,876	Xcel Energy, Inc.	2,193,753
		15,451,067
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
2,085	AMETEK, Inc.	189,401
4,100	Generac Holdings, Inc. *	284,581
5,282	Hubbell, Inc.	688,773
		1,162,755
	ELECTRONICS - 1.8%
51,498	ADT, Inc.	315,168
14,006	Allegion PLC	1,548,363
3,113	Fortive Corp.	253,772
9,149	Honeywell International, Inc.	1,597,324
1,156	Jabil, Inc.	36,530
29,707	National Instruments Corp.	1,247,397
4,472	Resideo Technologies, Inc. *	98,026
		5,096,580
	ENGINEERING & CONSTRUCTION - 0.1%
1,657	frontdoor, Inc. *	72,162
1,408	MasTec, Inc. *	72,555
		144,717
	ENTERTAINMENT - 0.2%
1,187	Cinemark Holdings, Inc.	42,851
29,385	International Game Technology PLC	381,123
		423,974

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	ENVIRONMENTAL CONTROL - 0.5%
1,117	Republic Services, Inc.	$96,777
3,703	Waste Connections, Inc.	353,933
8,157	Waste Management, Inc.	941,073
		1,391,783
	FOOD - 2.0%
38,218	General Mills, Inc.	2,007,209
9,995	Hershey Co.	1,339,630
7,941	JM Smucker Co.	914,724
7,736	Kroger Co.	167,949
2,400	Lamb Weston Holdings, Inc.	152,064
3,112	McCormick & Co., Inc.	482,391
9,677	Performance Food Group Co. *	387,370
		5,451,337
	GAS - 0.4%
9,301	Southwest Gas Holdings, Inc.	833,556
7,440	UGI Corp.	397,370
		1,230,926
	HAND/MACHINE TOOLS - 0.4%
7,356	Snap-on, Inc.	1,218,448

	HEALTHCARE PRODUCTS - 3.1%
11,796	Danaher Corp.	1,685,884
4,670	Hill-Rom Holdings, Inc.	488,575
49,347	Medtronic PLC	4,805,904
3,287	Stryker Corp.	675,741
3,429	Thermo Fisher Scientific, Inc.	1,007,030
		8,663,134
	HEALTHCARE - SERVICES - 0.7%
7,018	Anthem, Inc.	1,980,550

	HOME BUILDERS - 0.2%
5,629	DR Horton, Inc.	242,779
6,703	Thor Industries, Inc.	391,790
		634,569
	HOUSEHOLD PRODUCTS/WARES - 0.5%
12,788	Church & Dwight Co., Inc.	934,291
4,011	Kimberly-Clark Corp.	534,586
		1,468,877
	INSURANCE - 8.7%
21,516	Allstate Corp.	2,187,962
6,702	American Financial Group, Inc.	686,754
11,341	Arthur J. Gallagher & Co.	993,358
37,419	Berkshire Hathaway, Inc. *	7,976,608
12,755	Cincinnati Financial Corp.	1,322,311
17,356	First American Financial Corp.	932,017
18,102	Lincoln National Corp.	1,166,674
35,058	Loews Corp.	1,916,621

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	INSURANCE (Continued) - 8.7%
25,070	MetLife, Inc.	$1,245,227
37,815	Prudential Financial, Inc.	3,819,315
7,472	Travelers Cos, Inc.	1,117,213
20,307	Unum Group	681,300
		24,045,360
	INTERNET - 0.8%
75	Amazon.com, Inc. *	142,022
3,712	CDW Corp.	412,032
489	Etsy, Inc. *	30,010
923	Facebook, Inc. *	178,139
8,617	GoDaddy, Inc. *	604,483
3,913	Lyft, Inc. *	257,123
4,951	Pinterest, Inc. *	134,766
6,827	Uber Technologies, Inc. *	316,636
		2,075,211
	IRON/STEEL - 0.1%
1,740	Reliance Steel & Aluminum Co.	164,639
974	Steel Dynamics, Inc.	29,415
		194,054
	LEISURE TIME - 0.4%
6,667	Norwegian Cruise Line Holdings Ltd. *	357,551
6,147	Royal Caribbean Cruises Ltd.	745,078
		1,102,629
	LODGING - 0.8%
75,280	Extended Stay America, Inc.	1,271,479
14,084	Las Vegas Sands Corp.	832,224
		2,103,703
	MACHINERY - CONSTRUCTION & MINING - 0.3%
11,221	Oshkosh Corp.	936,841

	MACHINERY - DIVERSIFIED - 2.4%
1,087	AGCO Corp.	84,319
30,478	Crane Co.	2,543,084
6,274	Cummins, Inc.	1,074,987
6,301	Curtiss-Wright Corp.	801,046
1,477	IDEX Corp.	254,251
7,109	Rockwell Automation, Inc.	1,164,667
1,672	Roper Technologies, Inc.	612,387
		6,534,741
	MEDIA - 3.2%
1,508	CBS Corp.	75,249
111,118	Comcast Corp.	4,698,069
1,524	Discovery, Inc. *	46,787
7,659	Fox Corp. - Class A	280,626
6,417	Fox Corp. - Class C	234,413
7,033	Liberty Media Corp-Liberty SiriusXM - Class A *	265,918
3,677	Sinclair Broadcast Group, Inc.	197,198

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	MEDIA (Continued) - 3.2%
13,943	Sirius XM Holdings, Inc.	77,802
1,773	Tribune Media Co.	81,948
3,260	Viacom, Inc. - Class A	111,166
25,978	Viacom, Inc. - Class C	775,963
13,920	Walt Disney Co.	1,943,789
		8,788,928
	MINING - 0.4%
28,762	Newmont Mining Corp.	1,106,474

	MISCELLANEOUS MANUFACTURER - 0.3%
9,325	AO Smith Corp.	439,767
44,262	General Electric Co.	464,751
		904,518
	OIL & GAS - 6.4%
6,781	Anadarko Petroleum Corp.	478,467
9,138	Antero Resources Corp. *	50,533
13,305	Cabot Oil & Gas Corp.	305,483
37,835	Chevron Corp.	4,708,187
57,139	ConocoPhillips	3,485,479
7,154	Encana Corp.	36,700
18,153	EOG Resources, Inc.	1,691,133
62,096	Exxon Mobil Corp.	4,758,416
2,047	Helmerich & Payne, Inc.	103,619
31,360	Marathon Oil Corp.	445,626
58,095	Nabors Industries Ltd.	168,476
5,281	Phillips 66	493,985
51,446	Transocean Ltd. *	329,769
7,321	Valero Energy Corp.	626,751
		17,682,624
	OIL & GAS SERVICES - 1.0%
43,987	Halliburton Co.	1,000,264
24,736	National Oilwell Varco, Inc.	549,881
32,706	Schlumberger Ltd.	1,299,737
		2,849,882
	PACKAGING & CONTAINERS - 0.8%
1	Amcor PLC *	9
56,794	Westrock Co.	2,071,277
		2,071,286
	PHARMACEUTICALS - 8.1%
6,392	AbbVie, Inc.	464,826
5,321	AmerisourceBergen Corp.	453,668
30,648	Bristol-Myers Squibb Co.	1,389,887
6,638	Cigna Corp.	1,045,817
37,111	CVS Health Corp.	2,022,178
1,102	DexCom, Inc. *	165,124
2,624	Eli Lilly & Co.	290,713
13,107	Herbalife Nutrition Ltd. *	560,455

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	PHARMACEUTICALS (Continued) - 8.1%
2,209	Jazz Pharmaceuticals PLC *	$314,915
62,195	Johnson & Johnson	8,662,520
6,510	McKesson Corp.	874,879
38,075	Merk & Co., Inc.	3,192,589
68,129	Pfizer, Inc.	2,951,348
		22,388,919
	PIPELINES - 0.7%
7,913	Antero Midstream Corp.	90,683
38,951	Kinder Morgan, Inc.	813,297
41,309	Williams Cos, Inc.	1,158,304
		2,062,284
	REAL ESTATE INVESTMENT TRUSTS - 0.1%
1,489	CBRE Group, Inc. *	76,386

	REAL ESTATE INVESTMENT TRUSTS - 4.6%
1,981	Alexandria Real Estate Equities, Inc.	279,499
2,758	Apartment Investment & Management Co.	138,231
2,406	Apple Hospitality REIT, Inc.	38,159
5,815	Boston Properties, Inc.	750,135
11,028	Equity LifeStyle Properties, Inc.	1,338,138
26,492	Outfront Media, Inc.	683,229
48,843	Park Hotels & Resorts, Inc.	1,346,113
42,073	Prologis, Inc.	3,370,047
10,013	Realty Income Corp.	690,597
59,803	RLJ Lodging Trust	1,060,905
7,526	Ryman Hospitality Properties, Inc.	610,283
15,022	Simon Property Group, Inc.	2,399,915
3	Weingarten Realty Investors	82
		12,705,333
	RETAIL - 3.5%
3,911	Advance Auto Parts, Inc.	602,842
17,201	Darden Restaurants, Inc.	2,093,878
559	Domino’s Pizza, Inc.	155,559
2,330	Lululemon Athletica, Inc. *	419,889
8,680	McDonald’s Corp.	1,802,489
2,379	Nu Skin Enterprises, Inc.	117,332
3,682	Penske Automotive Group, Inc.	174,159
18,187	Target Corp.	1,575,176
23,548	Walmart, Inc.	2,601,819
1,551	Yum! Brands, Inc.	171,649
		9,714,792
	SEMICONDUCTORS - 2.2%
1,876	Analog Devices, Inc.	211,744
1,918	Broadcom, Inc.	552,115
6,928	CirrusLogic, Inc. *	302,754
77,186	Intel Corp.	3,694,894
7,740	NXP Semiconductors NV	755,501

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	SEMICONDUCTORS (Continued) - 2.2%
3,875	QUALCOMM, Inc.	$294,771
1,502	Xilinx, Inc.	177,117
		5,988,896
	SOFTWARE - 2.4%
3,315	Activision Blizzard, Inc.	156,468
6,809	Dropbox, Inc. *	170,565
21,049	Fidelity National Information Services, Inc.	2,582,291
2,611	Intuit, Inc.	682,333
5,904	Paychex, Inc.	485,840
7,992	salesforce.com, Inc. *	1,212,626
1,737	ServiceNow, Inc. *	476,928
3,255	Veeva Systems, Inc. *	527,668
714	Workday, Inc. *	146,784
35,895	Zynga, Inc. *	220,037
		6,661,540
	TELECOMMUNICATIONS - 4.1%
105,803	AT&T, Inc.	3,545,459
5,143	Ciena Corp. *	211,532
17,713	Cisco Systems, Inc.	969,432
7,240	Corning, Inc.	240,585
3,860	United States Cellular Corp. *	172,426
109,547	Verizon Communications, Inc.	6,258,420
		11,397,854
	TRANSPORTATION - 0.5%
2,472	Landstar System, Inc.	266,951
19,370	Ryder System, Inc.	1,129,273
		1,396,224
	TRUCKING & LEASING - 0.2%
3,796	GATX Corp.	300,985

	WATER - 1.2%
28,370	American Water Works Co., Inc.	3,290,920

	TOTAL COMMON STOCKS (Cost - $255,303,896)	271,395,909

	SHORT-TERM INVESTMENT - 1.2%
	MONEY MARKET FUND - 1.2%
3,331,104	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 2.25% (a)(Cost - $3,331,104)	3,331,104

	TOTAL INVESTMENTS - 99.7% (Cost - $258,635,000)	$274,727,013
	OTHER ASSETS LESS LIABILITIES - NET - 0.3%	827,210
	TOTAL NET ASSETS - 100.0%	$275,554,223

*	Non-income producing security.

(a)	Money market rate shown represents the rate at June 30, 2019.

PLC - Public Limited Company

REIT - Real Estate Investment Trust

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

FUTURES CONTRACTS

Description	Counterparty	Contracts	Expiration Date	Notional Value	Unrealized Appreciation
LONG
S&P 500 E-mini Future	Goldman Sachs	31	Sep-19	$4,563,510	$60,379
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS					60,379

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

PORTFOLIO OF INVESTMENTS

June 30, 2019 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS & NOTES - 96.3%
	ADVERTISING - 0.1%
$45,000	Outfront Media Capital LLC / Outfront Media Capital Corp. (a)	5.00	8/15/2027	$46,067

	AEROSPACE/DEFENSE - 2.3%
300,000	Arconic, Inc.	5.90	2/1/2027	326,640
60,000	BBA US Holdings, Inc. (a)	5.38	5/1/2026	62,250
200,000	Bombardier, Inc. (a)	8.75	12/1/2021	218,000
40,000	Kratos Defense & Security Solutions, Inc. (a)	6.50	11/30/2025	43,000
100,000	TransDigm, Inc. (a)	6.25	3/15/2026	105,250
250,000	TransDigm, Inc.	6.38	6/15/2026	251,875
200,000	TransDigm, Inc.	6.50	7/15/2024	202,250
250,000	TransDigm, Inc. (a)	7.50	3/15/2027	260,938
200,000	TransDigm UK Holdings PLC	6.88	5/15/2026	202,375
				1,672,578
	AGRICULTURE - 0.6%
450,000	Vector Group, Ltd. (a)	6.13	2/1/2025	417,051

	AUTO MANUFACTURERS - 1.2%
400,000	Allison Transmission, Inc. (a)	4.75	10/1/2027	397,000
250,000	BCD Acquisition, Inc. (a)	9.63	9/15/2023	262,187
150,000	Jaguar Land Rover Automotive PLC (a)	5.63	2/1/2023	147,000
50,000	JB Poindexter & Co., Inc. (a)	7.13	4/15/2026	51,000
				857,187
	AUTO PARTS & EQUIPMENT - 0.8%
113,000	Adient US LLC (a)	7.00	5/15/2026	116,107
100,000	American Axle & Manufacturing, Inc.	6.25	4/1/2025	99,500
200,000	IHO Verwaltungs GmbH (a,b)	4.75	9/15/2026	194,750
45,000	Panther BF Aggregator 2 LP / Panther Finance Co., Inc. (a)	6.25	5/15/2026	46,744
15,000	Panther BF Aggregator 2 LP / Panther Finance Co., Inc. (a)	8.50	5/15/2027	15,450
100,000	Tenneco, Inc.	5.00	7/15/2026	80,500
69,000	Titan International, Inc.	6.50	11/30/2023	59,858
				612,909
	BANKS - 0.4%
100,000	CIT Group, Inc.	5.00	8/15/2022	106,107
95,000	Freedom Mortgage Corp. (a)	8.25	4/15/2025	81,700
150,000	Provident Funding Associates LP / PFG Finance Corp. (a)	6.38	6/15/2025	141,000
				328,807
	BUILDING MATERIALS - 0.7%
75,000	Builders FirstSource, Inc. (a)	6.75	6/1/2027	79,125
100,000	Griffon Corp.	5.25	3/1/2022	99,500
45,000	Norbord, Inc. (a)	5.75	7/15/2027	45,281
50,000	PGT Escrow Issuer, Inc. (a)	6.75	8/1/2026	52,813
100,000	Standard Industries, Inc. (a)	5.38	11/15/2024	103,500
100,000	Summit Materials LLC / Summit Materials Finance Corp. (a)	5.13	6/1/2025	100,250
30,000	Summit Materials LLC / Summit Materials Finance Corp. (a)	6.50	3/15/2027	31,200
				511,669
	CHEMICALS - 3.0%
100,000	Cornerstone Chemical Co. (a)	6.75	8/15/2024	93,750
350,000	CVR Partners LP / CVR Nitrogen Finance Corp. (a)	9.25	6/15/2023	365,995
200,000	INEOS Group Holdings SA (a)	5.63	8/1/2024	204,000
25,000	Ingevity Corp. (a)	4.50	2/1/2026	24,250
350,000	NOVA Chemicals Corp. (a)	4.88	6/1/2024	362,250
240,000	Nufarm Australia Ltd. / Nufarm Americas, Inc. (a)	5.75	4/30/2026	228,000
200,000	OCI NV (a)	6.63	4/15/2023	208,000
100,000	Rain CII Carbon LLC / CII Carbon Corp. (a)	7.25	4/1/2025	92,500
100,000	Rayonier AM Products, Inc. (a)	5.50	6/1/2024	85,500
400,000	TPC Group, Inc. (a)	8.75	12/15/2020	398,500
75,000	Tronox Finance PLC (a)	5.75	10/1/2025	72,750
100,000	Valvoline, Inc.	4.38	8/15/2025	99,750
				2,235,245

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	COAL - 0.2%
$125,000	SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp. (a)	7.50	6/15/2025	$122,031

	COMMERCIAL SERVICES - 2.4%
200,000	Algeco Global Finance Plc (a)	8.00	2/15/2023	202,250
100,000	Brink’s Co. (The) (a)	4.63	10/15/2027	99,875
125,000	Graham Holdings Co. (a)	5.75	6/1/2026	132,187
50,000	Hertz Corp. (The)	6.25	10/15/2022	50,500
450,000	Hertz Corp. (The) (a)	7.63	6/1/2022	467,437
58,000	Prime Security Services Borrower LLC / Prime Finance Inc. (a)	9.25	5/15/2023	60,912
145,000	Refinitiv US Holdings, Inc. (a)	6.25	5/15/2026	149,133
40,000	Refinitiv US Holdings, Inc. (a)	8.25	11/15/2026	41,140
100,000	RR Donnelley & Sons Co.	6.50	11/15/2023	98,910
100,000	Service Corp. International	4.63	12/15/2027	102,125
20,000	Service Corp. International	5.13	6/1/2029	21,050
150,000	ServiceMaster Co LLC (The) (a)	5.13	11/15/2024	154,313
125,000	Sotheby’s (a)	4.88	12/15/2025	127,031
70,000	United Rentals North America, Inc.	5.25	1/15/2030	71,925
				1,778,788
	COMPUTERS - 0.7%
500,000	Dell International LLC / EMC Corp. (a)	7.13	6/15/2024	527,864

	COSMETICS/PERSONAL CARE - 0.5%
70,000	Avon International Capital PLC (a)	6.50	8/15/2022	70,525
200,000	Avon International Operations, Inc. (a)	7.88	8/15/2022	207,500
100,000	Coty, Inc. (a)	6.50	4/15/2026	97,375
				375,400
	DISTRIBUTION/WHOLESALE - 0.5%
200,000	Global Partners LP / GLP Finance Corp.	7.00	6/15/2023	202,500
50,000	HD Supply, Inc. (a)	5.38	10/15/2026	52,750
84,000	KAR Auction Services, Inc. (a)	5.13	6/1/2025	85,470
				340,720
	DIVERSIFIED FINANCIAL SERVICES - 5.1%
500,000	Ally Financial, Inc.	5.13	9/30/2024	540,000
200,000	Ally Financial, Inc.	5.75	11/20/2025	221,230
245,000	Credit Acceptance Corp. (a)	6.63	3/15/2026	257,556
200,000	goeasy Ltd. (a)	7.88	11/1/2022	209,500
200,000	Jefferies Finance LLC / JFIN Co-Issuer Corp. (a)	7.25	8/15/2024	196,434
300,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. (a)	5.25	10/1/2025	300,750
525,000	LPL Holdings, Inc. (a)	5.75	9/15/2025	537,469
40,000	Nationstar Mortgage Holdings, Inc. (a)	8.13	7/15/2023	40,800
300,000	Nationstar Mortgage LLC / Nationstar Capital Corp.	6.50	7/1/2021	300,456
100,000	Navient Corp.	5.50	1/25/2023	102,750
150,000	Navient Corp.	6.75	6/15/2026	155,625
100,000	Quicken Loans, Inc. (a)	5.75	5/1/2025	103,125
100,000	Springleaf Finance Corp.	5.63	3/15/2023	106,250
265,000	Springleaf Finance Corp.	6.13	3/15/2024	284,875
45,000	Springleaf Finance Corp.	6.63	1/5/2028	47,250
105,000	Springleaf Finance Corp.	6.88	3/15/2025	114,973
100,000	Springleaf Finance Corp.	7.13	3/15/2026	109,563
110,000	Voyager Aviation Holdings LLC / Voyager Finance Co.	8.50	8/15/2021	111,650
				3,740,256
	ELECTRIC - 1.9%
180,000	Calpine Corp. (a)	5.25	6/1/2026	183,150
100,000	Calpine Corp.	5.38	1/15/2023	101,161
200,000	Clearway Energy Operating LLC	5.00	9/15/2026	196,340
80,000	Clearway Energy Operating LLC (a)	5.75	10/15/2025	81,200
200,000	Drax Finco PLC (a)	6.63	11/1/2025	204,414
50,000	NextEra Energy Operating Partners LP (a)	4.25	7/15/2024	50,314
400,000	NRG Energy, Inc.	7.25	5/15/2026	440,500
70,000	Talen Energy Supply LLC (a)	6.63	1/15/2028	69,563

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	ELECTRIC - 1.9% (Continued)
$25,000	Talen Energy Supply LLC (a)	7.25	5/15/2027	$25,625
40,000	Vistra Operations Co. LLC (a)	5.00	7/31/2027	41,450
				1,393,717
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
80,000	Energizer Holdings, Inc. (a)	6.38	7/15/2026	82,200
20,000	Energizer Holdings, Inc. (a)	7.75	1/15/2027	21,647
200,000	WESCO Distribution, Inc.	5.38	6/15/2024	205,000
				308,847
	ELECTRONICS - 0.1%
45,000	Itron, Inc. (a)	5.00	1/15/2026	46,013

	ENERGY - ALTERNATE SOURCE - 0.1%
100,000	TerraForm Power Operating LLC (a)	5.00	1/31/2028	100,375

	ENGINEEERING & CONSTRUCTION - 0.8%
150,000	AECOM	5.13	3/15/2027	156,000
229,000	AECOM	5.88	10/15/2024	248,007
45,000	Frontdoor, Inc. (a)	6.75	8/15/2026	47,925
90,000	New Enterprise Stone & Lime Co., Inc. (a)	6.25	3/15/2026	91,350
35,000	TopBuild Corp. (a)	5.63	5/1/2026	35,788
				579,070
	ENTERTAINMENT - 2.0%
75,000	Boyne USA, Inc. (a)	7.25	5/1/2025	81,188
35,000	Cedar Fair LP (a)	5.25	7/15/2029	35,711
400,000	Churchill Downs, Inc. (a)	4.75	1/15/2028	401,900
200,000	Cirsa Finance International SARL (a)	7.88	12/20/2023	211,500
25,000	Downstream Development Authority of the Quapaw Tribe of Oklahoma (a)	10.50	2/15/2023	26,438
100,000	Eldorado Resorts, Inc.	6.00	4/1/2025	105,125
25,000	Eldorado Resorts, Inc.	6.00	9/15/2026	27,312
5,000	Jacobs Entertainment, Inc. (a)	7.88	2/1/2024	5,338
200,000	Live Nation Entertainment, Inc. (a)	4.88	11/1/2024	205,750
200,000	Merlin Entertainments PLC (a)	5.75	6/15/2026	210,500
100,000	Six Flags Entertainment Corp. (a)	4.88	7/31/2024	101,562
45,000	Stars Group Holdings BV / Stars Group US Co-Borrower LLC (a)	7.00	7/15/2026	47,587
40,000	WMG Acquisition Corp. (a)	5.50	4/15/2026	41,296
				1,501,207
	ENVIRONMENTAL CONTROL - 0.5%
200,000	Advanced Disposal Services, Inc. (a)	5.63	11/15/2024	209,250
110,000	Tervita Escrow Corp. (a)	7.63	12/1/2021	111,893
65,000	Waste Pro USA, Inc. (a)	5.50	2/15/2026	66,462
				387,605
	FOOD - 2.0%
200,000	Albertsons Cos. LLC / Safeway, Inc. / New Albertson’s LP / Albertson’s LLC	6.63	6/15/2024	207,250
10,000	Albertsons Cos. LLC / Safeway, Inc. / New Albertson’s LP / Albertson’s LLC (a)	7.50	3/15/2026	10,675
400,000	Pilgrim’s Pride Corp. (a)	5.75	3/15/2025	406,000
100,000	Pilgrim’s Pride Corp. (a)	5.88	9/30/2027	103,625
200,000	Post Holdings, Inc. (a)	5.50	3/1/2025	206,500
70,000	Post Holdings, Inc. (a)	5.50	12/15/2029	70,175
300,000	Post Holdings, Inc. (a)	5.75	3/1/2027	309,750
200,000	Simmons Foods, Inc. (a)	5.75	11/1/2024	182,000
				1,495,975
	FOREST PRODUCTS & PAPER - 0.3%
25,000	Cascades, Inc. (a)	5.50	7/15/2022	25,094
186,000	Clearwater Paper Corp. (a)	5.38	2/1/2025	168,795
				193,889
	GAS - 0.9%
290,000	AmeriGas Partners LP / AmeriGas Finance Corp.	5.50	5/20/2025	305,225
200,000	AmeriGas Partners LP / AmeriGas Finance Corp.	5.63	5/20/2024	213,000
100,000	AmeriGas Partners LP / AmeriGas Finance Corp.	5.75	5/20/2027	105,000
				623,225

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	HAND/MACHINE TOOLS - 0.1%
$55,000	Colfax Corp. (a)	6.00	2/15/2024	$58,163
25,000	Colfax Corp. (a)	6.38	2/15/2026	26,813
				84,976
	HEALTHCARE PRODUCTS - 1.6%
100,000	Avantor, Inc. (a)	6.00	10/1/2024	106,400
100,000	Hill-Rom Holdings, Inc. (a)	5.75	9/1/2023	103,355
300,000	Hologic, Inc. (a)	4.38	10/15/2025	304,125
176,000	Kinetic Concepts, Inc. / KCI USA, Inc. (a)	7.88	2/15/2021	180,430
450,000	Teleflex, Inc.	4.63	11/15/2027	462,938
				1,157,248
	HEALTHCARE SERVICES - 4.6%
40,000	Catalent Pharma Solutions, Inc. (a)	5.00	7/15/2027	40,700
100,000	Centene Corp.	4.75	1/15/2025	103,221
120,000	Centene Corp. (a)	5.38	6/1/2026	126,150
200,000	CHS/Community Health Systems, Inc.	6.25	3/31/2023	192,500
175,000	CHS/Community Health Systems, Inc. (a)	8.00	3/15/2026	168,385
458,000	Encompass Health Corp.	5.75	11/1/2024	466,381
600,000	HCA, Inc.	5.38	2/1/2025	647,625
115,000	HCA, Inc.	5.63	9/1/2028	124,488
650,000	HCA, Inc.	5.88	2/15/2026	718,250
20,000	HCA, Inc.	5.88	2/1/2029	21,925
175,000	Molina Healthcare, Inc.	5.38	11/15/2022	182,000
100,000	RegionalCare Hospital Partners Holdings, Inc. (a)	8.25	5/1/2023	106,437
100,000	Tenet Healthcare Corp.	4.63	7/15/2024	101,250
100,000	Tenet Healthcare Corp.	5.13	5/1/2025	100,500
100,000	WellCare Health Plans, Inc.	5.25	4/1/2025	104,250
170,000	WellCare Health Plans, Inc. (a)	5.38	8/15/2026	180,200
				3,384,262
	HOME BUILDERS - 3.0%
150,000	Beazer Homes USA, Inc.	5.88	10/15/2027	130,080
200,000	Century Communities, Inc.	5.88	7/15/2025	201,000
110,000	KB Home	6.88	6/15/2027	117,425
100,000	Lennar Corp.	4.75	11/29/2027	105,250
100,000	Mattamy Group Corp. (a)	6.88	12/15/2023	104,125
250,000	Meritage Homes Corp.	6.00	6/1/2025	268,750
400,000	PulteGroup, Inc.	5.00	1/15/2027	418,923
200,000	PulteGroup, Inc.	5.50	3/1/2026	216,000
300,000	Toll Brothers Finance Corp.	4.88	3/15/2027	314,715
100,000	TRI Pointe Group, Inc. / TRI Pointe Homes, Inc.	5.88	6/15/2024	103,220
90,000	William Lyon Homes, Inc.	6.00	9/1/2023	91,350
123,000	Williams Scotsman International, Inc. (a)	6.88	8/15/2023	128,227
				2,199,065
	HOUSEWARES - 0.1%
100,000	Scotts Miracle-Gro Co.	6.00	10/15/2023	104,038

	INSURANCE - 0.7%
50,000	Acrisure LLC/Acrisure Finance, Inc. (a)	8.13	2/15/2024	51,625
100,000	CNO Financial Group, Inc.	5.25	5/30/2025	107,750
120,000	Fidelity & Guaranty Life Holdings, Inc. (a)	5.50	5/1/2025	124,500
100,000	Radian Group, Inc.	4.50	10/1/2024	102,429
160,000	Radian Group, Inc.	4.88	3/15/2027	161,000
				547,304
	INTERNET - 4.0%
305,000	Cogent Communications Group, Inc.	5.38	3/1/2022	315,675
150,000	Match Group, Inc. (a)	5.00	12/15/2027	157,110
155,000	Match Group, Inc. (a)	5.63	2/15/2029	163,525
400,000	Netflix, Inc.	4.38	11/15/2026	409,120
120,000	Netflix, Inc. (a)	5.38	11/15/2029	127,463
600,000	VeriSign, Inc.	4.75	7/15/2027	624,750
200,000	VeriSign, Inc.	5.25	4/1/2025	213,500

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	INTERNET - 4.0% (Continued)
$400,000	Zayo Group LLC / Zayo Capital, Inc. (a)	5.75	1/15/2027	$407,552
500,000	Zayo Group LLC / Zayo Capital Inc.	6.00	4/1/2023	511,250
				2,929,945
	INVESTMENT COMPANIES - 1.0%
200,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp.	6.25	2/1/2022	204,750
90,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp. (a)	6.25	5/15/2026	91,237
400,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp.	6.38	12/15/2025	408,320
				704,307
	IRON/STEEL - 2.6%
200,000	AK Steel Corp.	6.38	10/15/2025	160,000
200,000	AK Steel Corp.	7.50	7/15/2023	204,440
100,000	Allegheny Technologies, Inc.	5.95	1/15/2021	102,750
200,000	Allegheny Technologies, Inc.	7.88	8/15/2023	214,310
400,000	Big River Steel LLC / BRS Finance Corp. (a)	7.25	9/1/2025	420,220
122,000	Cleveland-Cliffs, Inc.	5.75	3/1/2025	121,390
125,000	Cleveland-Cliffs, Inc. (a)	5.88	6/1/2027	121,562
200,000	Commercial Metals Co.	5.38	7/15/2027	199,000
75,000	Commercial Metals Co.	5.75	4/15/2026	74,869
75,000	Mineral Resources Ltd. (a)	8.13	5/1/2027	78,094
200,000	United States Steel Corp.	6.88	8/15/2025	189,000
				1,885,635
	LEISURE TIME - 0.4%
200,000	Carlson Travel, Inc. (a)	6.75	12/15/2023	202,500
25,000	Silversea Cruise Finance Ltd. (a)	7.25	2/1/2025	26,867
100,000	Viking Cruises Ltd. (a)	5.88	9/15/2027	101,250
				330,617
	LODGING - 1.4%
75,000	Boyd Gaming Corp.	6.00	8/15/2026	78,844
100,000	Hilton Domestic Operating Co., Inc.	4.25	9/1/2024	101,500
45,000	Hilton Domestic Operating Co., Inc. (a)	4.88	1/15/2030	46,350
45,000	Hilton Domestic Operating Co., Inc.	5.13	5/1/2026	46,969
400,000	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.	4.88	4/1/2027	413,380
100,000	Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp. (a)	6.75	11/15/2021	102,720
50,000	Station Casinos LLC (a)	5.00	10/1/2025	50,125
100,000	Wyndham Hotels & Resorts, Inc. (a)	5.38	4/15/2026	104,625
100,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. (a)	5.50	3/1/2025	103,280
				1,047,793
	MACHINERY - DIVERSIFIED - 0.4%
140,000	Cleaver-Brooks, Inc. (a)	7.88	3/1/2023	134,254
35,000	Mueller Water Products, Inc. (a)	5.50	6/15/2026	36,181
35,000	RBS Global Inc / Rexnord LLC (a)	4.88	12/15/2025	35,438
50,000	Stevens Holding Co., Inc. (a)	6.13	10/1/2026	52,688
				258,561
	MEDIA - 8.2%
200,000	Altice Financing SA (a)	6.63	2/15/2023	205,000
200,000	Altice Financing SA (a)	7.50	5/15/2026	201,020
200,000	Cablevision Systems Corp.	5.88	9/15/2022	210,000
100,000	CCO Holdings LLC / CCO Holdings Capital Corp. (a)	5.00	2/1/2028	102,120
200,000	CCO Holdings LLC / CCO Holdings Capital Corp. (a)	5.13	5/1/2027	207,072
550,000	CCO Holdings LLC / CCO Holdings Capital Corp. (a)	5.38	6/1/2029	567,875
200,000	CCO Holdings LLC / CCO Holdings Capital Corp. (a)	5.50	5/1/2026	209,310
200,000	CSC Holdings LLC (a)	5.13	12/15/2021	200,000
500,000	CSC Holdings LLC	5.25	6/1/2024	519,375
200,000	CSC Holdings LLC (a)	5.38	2/1/2028	207,750
200,000	CSC Holdings LLC (a)	5.50	5/15/2026	209,740
200,000	CSC Holdings LLC (a)	6.50	2/1/2029	218,250
100,000	DISH DBS Corp.	5.88	7/15/2022	101,500
500,000	DISH DBS Corp.	5.88	11/15/2024	473,125
200,000	DISH DBS Corp.	6.75	6/1/2021	209,750

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	MEDIA - 8.2% (Continued)
$300,000	DISH DBS Corp.	7.75	7/1/2026	$291,000
75,000	EW Scripps Co. (The) (a)	5.13	5/15/2025	72,000
171,000	Gray Television Inc. (a)	5.88	7/15/2026	177,412
100,000	Midcontinent Communications / Midcontinent Finance Corp. (a)	6.88	8/15/2023	103,750
200,000	Sirius XM Radio, Inc. (a)	3.88	8/1/2022	200,500
200,000	Univision Communications. Inc. (a)	5.13	5/15/2023	195,500
200,000	Univision Communications. Inc. (a)	5.13	2/15/2025	190,250
400,000	UPC Holding BV (a)	5.50	1/15/2028	402,000
200,000	Virgin Media Finance PLC (a)	6.00	10/15/2024	207,250
200,000	Virgin Media Secured Finance PLC (a)	5.50	5/15/2029	202,940
150,000	Ziggo BV (a)	5.50	1/15/2027	152,581
				6,037,070
	METAL FABRICATE/HARDWARE - 0.1%
100,000	Grinding Media, Inc. / Moly-Cop AltaSteel Ltd. (a)	7.38	12/15/2023	95,750

	MINING - 2.0%
500,000	Freeport-McMoRan, Inc.	3.55	3/1/2022	501,875
200,000	Freeport-McMoRan, Inc.	6.88	2/15/2023	210,500
200,000	Hudbay Minerals, Inc. (a)	7.25	1/15/2023	206,000
200,000	Hudbay Minerals, Inc. (a)	7.63	1/15/2025	206,500
250,000	Northwest Acquisitions ULC / Dominion Finco, Inc. (a)	7.13	11/1/2022	172,500
100,000	Novelis Corp. (a)	5.88	9/30/2026	101,250
100,000	Novelis Corp. (a)	6.25	8/15/2024	104,846
				1,503,471
	OFFICE/BUSINESS EQUIPMENT - 0.6%
200,000	CDW LLC / CDW Finance Corp.	5.00	9/1/2025	208,250
200,000	CDW LLC / CDW Finance Corp.	5.50	12/1/2024	213,800
				422,050
	OIL & GAS - 6.3%
150,000	Aker BP ASA (a)	4.75	6/15/2024	154,605
95,000	Berry Petroleum Co. LLC (a)	7.00	2/15/2026	92,150
55,000	Brazos Valley Longhorn LLC / Brazos Valley Longhorn Finance Corp.	6.88	2/1/2025	51,700
110,000	Chesapeake Energy Corp.	7.00	10/1/2024	98,726
120,000	Chesapeake Energy Corp.	7.50	10/1/2026	106,800
200,000	Chesapeake Energy Corp.	8.00	1/15/2025	185,500
125,000	Comstock Resources, Inc.	9.75	8/15/2026	95,937
55,000	Covey Park Energy LLC / Covey Park Finance Corp. (a)	7.50	5/15/2025	39,600
500,000	CVR Refining LLC / Coffeyville Finance, Inc.	6.50	11/1/2022	509,750
30,000	Denbury Resources, Inc. (a)	7.75	2/15/2024	24,900
100,000	Denbury Resources, Inc. (a)	9.00	5/15/2021	98,500
175,000	Ensco Rowan PLC	7.75	2/1/2026	130,375
65,000	Extraction Oil & Gas,Inc. (a)	5.63	2/1/2026	52,488
80,000	Hilcorp Energy I LP / Hilcorp Finance Co. (a)	6.25	11/1/2028	80,400
50,000	Indigo Natural Resources LLC (a)	6.88	2/15/2026	44,875
35,000	Jagged Peak Energy LLC	5.88	5/1/2026	34,475
55,000	Matador Resources Co.	5.88	9/15/2026	55,550
100,000	Moss Creek Resources Holdings, Inc. (a)	7.50	1/15/2026	85,250
200,000	Murphy Oil Corp.	5.75	8/15/2025	207,280
80,000	Noble Holding International Ltd. (a)	7.88	2/1/2026	68,826
80,400	Northern Oil and Gas, Inc. (b)	9.50	5/15/2023	83,013
85,000	Oasis Petroleum, Inc. (a)	6.25	5/1/2026	82,238
40,000	Parkland Fuel Corp. (a)	5.88	7/15/2027	40,638
200,000	PBF Holding Co. LLC / PBF Finance Corp.	7.25	6/15/2025	209,500
30,000	PDC Energy, Inc.	5.75	5/15/2026	29,475
250,000	Precision Drilling Corp. (a)	7.13	1/15/2026	241,875
100,000	Precision Drilling Corp.	7.75	12/15/2023	101,970
105,000	Shelf Drilling Holdings Ltd. (a)	8.25	2/15/2025	96,915
25,000	SM Energy Co.	6.63	1/15/2027	23,125
300,000	Southwestern Energy Co.	6.20	1/23/2025	273,750
150,000	Southwestern Energy Co.	7.50	4/1/2026	142,107

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	OIL & GAS - 6.3% (Continued)
$400,000	Sunoco LP / Sunoco Finance Corp.	5.50	2/15/2026	$416,500
70,000	Sunoco LP / Sunoco Finance Corp. (a)	6.00	4/15/2027	73,500
33,075	TransoceanGuardian Ltd. (a)	5.88	1/15/2024	33,612
23,625	Transocean Pontus Ltd. (a)	6.13	8/1/2025	24,334
380,000	W&T Offshore, Inc. (a)	9.75	11/1/2023	363,850
70,000	Whiting Petroleum Corp.	6.63	1/15/2026	67,506
100,000	WPX Energy, Inc.	8.25	8/1/2023	114,000
				4,635,595
	OIL & GAS SERVICES - 0.6%
65,000	Apergy Corp.	6.38	5/1/2026	65,488
125,000	CSI Compressco LP / CSI Compressco Finance, Inc. (a)	7.50	4/1/2025	122,656
46,000	Hi-Crush, Inc. (a)	9.50	8/1/2026	31,970
35,000	Nine Energy Service, Inc. (a)	8.75	11/1/2023	34,125
175,000	SESI LLC	7.75	9/15/2024	112,437
85,000	USA Compression Partners LP / USA Compression Finance Corp.	6.88	4/1/2026	89,879
				456,555
	PACKAGING & CONTAINERS - 2.9%
500,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (a)	7.25	5/15/2024	526,875
130,000	Berry Global Escrow Corp. (a)	4.88	7/15/2026	132,762
45,000	Berry Global Escrow Corp. (a)	5.63	7/15/2027	46,800
150,000	Berry Global, Inc. (a)	4.50	2/15/2026	147,750
100,000	BWAY Holding Co. (a)	5.50	4/15/2024	100,050
200,000	Crown Americas LLC / Crown Americas Capital Corp. V	4.25	9/30/2026	204,000
55,000	Greif, Inc. (a)	6.50	3/1/2027	56,787
100,000	Plastipak Holdings, Inc. (a)	6.25	10/15/2025	90,500
500,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer (a)	5.13	7/15/2023	509,375
300,000	Silgan Holdings, Inc.	4.75	3/15/2025	302,250
				2,117,149
	PHARMARCEUTICALS - 3.1%
60,000	Bausch Health Americas, Inc. (a)	8.50	1/31/2027	65,971
60,000	Bausch Health Cos, Inc. (a)	5.50	11/1/2025	62,550
30,000	Bausch Health Cos, Inc. (a)	5.75	8/15/2027	31,529
300,000	Bausch Health Cos, Inc. (a)	5.88	5/15/2023	303,486
600,000	Bausch Health Cos, Inc. (a)	6.13	4/15/2025	612,732
250,000	Bausch Health Cos, Inc. (a)	7.00	3/15/2024	265,650
30,000	Bausch Health Cos, Inc. (a)	7.00	1/15/2028	31,087
55,000	Bausch Health Cos, Inc. (a)	7.25	5/30/2029	57,200
155,000	Bausch Health Cos, Inc. (a)	9.00	12/15/2025	162,978
50,000	Mallinckrodt International Finance SA / Mallinckrodt CB LLC (a)	5.50	4/15/2025	33,500
200,000	Mallinckrodt International Finance SA / Mallinckrodt CB LLC (a)	5.63	10/15/2023	151,000
300,000	Mallinckrodt International Finance SA / Mallinckrodt CB LLC (a)	5.75	8/1/2022	258,000
195,000	Par Pharmaceutical, Inc. (a)	7.50	4/1/2027	191,587
20,000	Vizient, Inc. (a)	6.25	5/15/2027	21,126
				2,248,396
	PIPELINES - 2.9%
100,000	Cheniere Corpus Christi Holdings LLC	5.88	3/31/2025	111,375
350,000	Cheniere Energy Partners LP	5.25	10/1/2025	361,812
90,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. (a)	5.63	5/1/2027	89,775
100,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.	5.75	4/1/2025	101,250
80,000	DCP Midstream Operating LP	5.38	7/15/2025	84,300
150,000	Genesis Energy LP / Genesis Energy Finance Corp.	6.25	5/15/2026	144,750
100,000	Genesis Energy LP / Genesis Energy Finance Corp.	6.50	10/1/2025	97,750
70,000	Hess Infrastructure Partners LP / Hess Infrastructure Partners Finance Corp. (a)	5.63	2/15/2026	72,012
200,000	Holly Energy Partners LP / Holly Energy Finance Corp. (a)	6.00	8/1/2024	208,000
200,000	NGL Energy Partners LP / NGL Energy Finance Corp.	7.50	11/1/2023	209,000
360,000	NGL Energy Partners LP / NGL Energy Finance Corp. (a)	7.50	4/15/2026	372,600
215,000	NuStar Logistics LP	6.00	6/1/2026	222,525
70,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.88	4/15/2026	74,200
				2,149,349

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	REAL ESTATE - 0.8%
$100,000	Five Point Operating Co LP / Five Point Capital Corp. (a)	7.88	11/15/2025	$100,502
35,000	Greystar Real Estate Partners LLC (a)	5.75	12/1/2025	35,700
175,000	Hunt Cos, Inc. (a)	6.25	2/15/2026	165,375
300,000	Kennedy-Wilson, Inc.	5.875	4/1/2024	306,000
				607,577
	REAL ESTATE INVESTMENT TRUSTS - 3.7%
90,000	Brookfield Property REIT Inc / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL (a)	5.75	5/15/2026	92,700
300,000	CoreCivic, Inc.	4.75	10/15/2027	270,000
300,000	GEO Group, Inc. (The)	5.13	4/1/2023	268,500
200,000	Iron Mountain, Inc. (a)	4.88	9/15/2027	198,250
500,000	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc.	5.63	5/1/2024	538,750
400,000	MPT Operating Partnership LP / MPT Finance Corp.	5.00	10/15/2027	412,000
700,000	SBA Communications Corp.	4.00	10/1/2022	709,625
100,000	SBA Communications Corp.	4.88	9/1/2024	103,000
145,000	Starwood Property Trust, Inc.	4.75	3/15/2025	146,450
				2,739,275
	RETAIL - 4.1%
200,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (a)	4.75	6/1/2027	205,000
100,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (a)	5.25	6/1/2026	104,874
200,000	L Brands, Inc.	6.88	11/1/2035	177,872
100,000	L Brands, Inc.	7.50	6/15/2029	99,990
120,000	Michaels Stores, Inc. (a)	8.00	7/15/2027	119,447
400,000	New Red Finance, Inc. (a)	4.63	1/15/2022	400,000
500,000	New Red Finance, Inc. (a)	5.00	10/15/2025	503,900
100,000	QVC, Inc.	4.45	2/15/2025	100,717
300,000	QVC, Inc.	5.13	7/2/2022	312,356
100,000	Sally Holdings LLC / Sally Capital, Inc.	5.63	12/1/2025	98,120
100,000	Staples, Inc. (a)	7.50	4/15/2026	99,411
200,000	Suburban Propane Partners LP/Suburban Energy Finance Corp.	5.50	6/1/2024	201,000
50,000	Superior Plus LP / Superior General Partner, Inc. (a)	7.00	7/15/2026	51,687
500,000	Yum! Brands, Inc.	3.88	11/1/2023	506,550
				2,980,924
	SEMICONDUCTORS - 0.5%
200,000	Entegris, Inc. (a)	4.63	2/10/2026	201,500
160,000	Qorvo, Inc.	5.50	7/15/2026	169,328
				370,828
	SOFTWARE - 2.2%
25,000	ACI Worldwide, Inc. (a)	5.75	8/15/2026	26,070
50,000	CDK Global, Inc.	5.88	6/15/2026	52,875
50,000	Dun & Bradstreet Corp. (The) (a)	6.88	8/15/2026	52,812
60,000	Fair Isaac Corp. (a)	5.25	5/15/2026	63,000
200,000	First Data Corp. (a)	5.00	1/15/2024	204,900
200,000	First Data Corp. (a)	5.38	8/15/2023	203,600
200,000	First Data Corp. (a)	5.75	1/15/2024	205,625
200,000	IQVIA, Inc. (a)	5.00	10/15/2026	206,500
145,000	MSCI, Inc. (a)	5.38	5/15/2027	155,150
100,000	Nuance Communications, Inc.	5.63	12/15/2026	104,280
100,000	PTC, Inc.	6.00	5/15/2024	104,750
150,000	Rackspace Hosting, Inc. (a)	8.63	11/15/2024	137,625
100,000	SS&C Technologies, Inc. (a)	5.50	9/30/2027	103,750
				1,620,937
	TELECOMMUNICATIONS - 8.5%
300,000	Altice France SA/France (a)	7.38	5/1/2026	307,500
200,000	C&W Senior Financing Plc. (a)	7.50	10/15/2026	208,500
500,000	CenturyLink, Inc.	5.80	3/15/2022	521,250
100,000	CenturyLink, Inc.	7.50	4/1/2024	110,625
95,000	CommScope, Inc. (a)	5.50	3/1/2024	97,494
100,000	CommScope, Inc. (a)	5.50	6/15/2024	95,400
65,000	CommScope, Inc. (a)	6.00	3/1/2026	66,625

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	TELECOMMUNICATIONS - 8.5% (Continued)
$100,000	CommScope Technologies LLC (a)	6.00	6/15/2025	$93,721
200,000	DKT Finance ApS (a)	9.38	6/17/2023	216,500
195,000	Frontier Communications Corp. (a)	8.50	4/1/2026	189,150
300,000	Frontier Communications Corp.	11.00	9/15/2025	186,000
150,000	Hughes Satellite Systems Corp.	5.25	8/1/2026	154,125
150,000	Hughes Satellite Systems Corp.	6.63	8/1/2026	157,687
200,000	Intelsat Connect Finance SA (a)	8.00	2/15/2024	208,500
100,000	Nokia OYJ	4.38	6/12/2027	102,625
200,000	Sable International Finance Ltd. (a)	5.75	9/7/2027	201,375
100,000	Sprint Capital Corp.	6.88	11/15/2028	102,780
300,000	Sprint Communications, Inc.	6.00	11/15/2022	312,750
300,000	Sprint Corp.	7.13	6/15/2024	318,090
200,000	Sprint Corp.	7.25	9/15/2021	212,500
200,000	Sprint Corp.	7.63	2/15/2025	213,000
50,000	Sprint Corp.	7.63	3/1/2026	53,300
400,000	Sprint Corp.	7.88	9/15/2023	434,500
100,000	Telesat Canada / Telesat LLC (a)	8.88	11/15/2024	108,250
240,000	T-Mobile USA, Inc.	4.50	2/1/2026	245,700
150,000	T-Mobile USA, Inc.	4.75	2/1/2028	154,327
700,000	T-Mobile USA, Inc.	6.38	3/1/2025	726,950
200,000	T-Mobile USA, Inc.	6.50	1/15/2026	216,212
215,000	ViaSat, Inc. (a)	5.63	4/15/2027	223,600
				6,239,036
	TEXTILES - 0.2%
155,000	Eagle Intermediate Global Holding BV/Ruyi US Finance LLC (a)	7.50	5/1/2025	147,250

	TRANSPORTATION - 0.6%
100,000	Teekay Offshore Partners LP/Teekay Offshore Finance Corp. (a)	8.50	7/15/2023	98,422
368,000	XPO Logistics, Inc. (a)	6.50	6/15/2022	375,360
				473,782
	TRUCKING & LEASING - 1.6%
50,000	Avolon Holdings Funding Ltd. (a)	5.13	10/1/2023	52,925
85,000	Fortress Transportation & Infrastructure Investors LLC (a)	6.50	10/1/2025	87,550
145,000	Fortress Transportation & Infrastructure Investors LLC (a)	6.75	3/15/2022	150,619
400,000	Park Aerospace Holdings Ltd. (a)	5.25	8/15/2022	422,320
400,000	Park Aerospace Holdings Ltd. (a)	5.50	2/15/2024	431,192
				1,144,606
	TOTAL CORPORATE BONDS & NOTES (Cost - $70,187,267)			70,819,846

Shares
	SHORT-TERM INVESTMENT - 0.9%
	MONEY MARKET FUND - 0.9%
685,238	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 2.25% (c) (Cost - $685,238)			685,238

	TOTAL INVESTMENTS - 97.2% (Cost - $70,872,505)			$71,505,084
	OTHER ASSETS LESS LIABILITIES - NET - 2.8%			2,047,669
	TOTAL NET ASSETS - 100.0%			$73,552,753

^	- Represents less than 0.05%

(a)	144(a) - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of June 30, 2019, these securities amounted to $37,544,376 or 51.0% of net assets.

(b)	PIK - Pay-in-kind security.

(c)	Money market rate shown represents the rate at June 30, 2019.

LP - Limited Partnership

PLC - Public Limited Company

REITS - Real Estate Investment Trusts

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

FUTURES CONTRACTS
					Unrealized
	Number of				Appreciation/
Description	Contracts	Expiration Date	Counterparty	Notional Amount	Depreciation
SHORT
U.S. 5 Year Ultra Note Future	10	September 2019	Goldman Sachs	$1,181,563	$(11,281)
U.S. 10 Year Note Future	15	September 2019	Goldman Sachs	1,919,531	(37,153)
U.S. 10 Year Ultra Bond Future	3	September 2019	Goldman Sachs	414,375	(13,266)
					(61,700)
LONG
U.S. 2 Year Note Future	12	September 2019	Goldman Sachs	2,582,156	16,454
U.S. Long Bond Future	4	September 2019	Goldman Sachs	622,375	19,772
					36,226
TOTAL NET UNREALIZED DEPRECIATION OF FUTURES CONTRACTS					$(25,474)

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS

June 30, 2019 (Unaudited)

Principal
Amount		Coupon Rate (%)	Maturity	Value
	ASSET BACKED SECURITIES - 7.7%
$500,000	ACIS CLO 2014-4 Ltd. 3 Month US LIBOR + 1.42 (a,b)	4.00	5/1/2026	$500,764
1,500,000	Assurant CLO 2018-1 Ltd. 3 Month US LIBOR + 1.04 (a,b)	3.63	4/20/2031	1,488,219
400,000	Catamaran CLO 2013-1 AR 3 Month US LIBOR + 0.85 (a,b)	3.43	1/27/2028	398,226
350,000	CBAM 2018-5 Ltd. 3 Month US LIBOR + 1.02 (a,b)	3.61	4/17/2031	345,650
109,134	Harben Finance 2017-1 PLC 3 Month BP LIBOR + 0.80 (b)	1.60	8/20/2056	138,610
819,809	Kentucky Higher Education Student Loan 2013-2 Corp. 1 Month US LIBOR + 0.60 (b)	3.04	9/1/2028	817,008
212,380	London Wall Mortgage Capital 2017-FL1 PLC 3 Month BP LIBOR + 0.85 (b)	1.66	11/15/2049	270,011
550,000	OCP CLO 2015-10 Ltd. 3 Month US LIBOR + 0.82 (a,b)	3.41	10/26/2027	548,437
340,105	Pennsylvania Higher Education 2012-1 PLC 1 Month US LIBOR + 0.55 (a,b)	2.98	5/25/2057	338,287
515,636	Ripon Mortgages 1X PLC 3 Month BP LIBOR + 0.80 (b)	1.60	8/20/2056	654,897
41,684	Scholar Funding 2010-A Trust 3 Month US LIBOR + 0.75 (a,b)	3.33	10/28/2041	41,528
200,000	Silverstone Master Issuer 2019-1A PLC 3 Month US LIBOR + 0.57 (a,b)	3.15	1/21/2070	200,516
1,550,000	TICP CLO 2018-10 Ltd. 3 Month US LIBOR + 1.00 (a,b)	3.59	4/20/2031	1,524,386
	TOTAL ASSET BACKED SECURITIES (Cost - $7,389,866)			7,266,539

	CORPORATE BONDS & NOTES - 40.9%
	AEROSPACE/DEFENSE - 2.1%
150,000	Boeing Co. (The)	2.60	10/30/2025	150,426
100,000	Boeing Co. (The)	3.45	11/1/2028	105,176
125,000	General Dynamics Corp. 3 Month US LIBOR + 0.29 (b)	2.83	5/11/2020	125,286
150,000	General Dynamics Corp.	2.88	5/11/2020	150,744
300,000	Lockheed Martin Corp.	3.55	1/15/2026	318,842
350,000	Northrop Grumman Corp.	2.93	1/15/2025	356,474
300,000	Northrop Grumman Corp.	3.25	1/15/2028	307,958
50,000	Northrop Grumman Corp.	4.75	6/1/2043	57,805
50,000	United Technologies Corp. 3 Month US LIBOR + 0.65 (b)	3.17	8/16/2021	50,031
50,000	United Technologies Corp.	3.35	8/16/2021	51,104
275,000	United Technologies Corp.	3.95	8/16/2025	296,560
				1,970,406
	AGRICULTURE - 0.5%
175,000	Altria Group, Inc.	3.80	2/14/2024	182,423
200,000	Reynolds American, Inc.	3.25	6/12/2020	201,358
75,000	Reynolds American, Inc.	4.45	6/12/2025	79,530
				463,311
	AUTO MANUFACTURERS - 0.2%
50,000	General Motors Co.	4.00	4/1/2025	50,908
75,000	General Motors Financial Co., Inc.	4.30	7/13/2025	77,306
25,000	General Motors Financial Co., Inc.	5.65	1/17/2029	27,492
				155,706
	BANKS - 10.9%
200,000	Banco Santander SA	4.25	4/11/2027	210,434
250,000	Bank of America Corp. 3 Month US LIBOR + 0.93 (b)	2.82	7/21/2023	252,499
175,000	Bank of America Corp.	3.25	10/21/2027	179,304
108,000	Bank of America Corp. 3 Month US LIBOR + 1.04 (b)	3.42	12/20/2028	111,132
225,000	Bank of America Corp. 3 Month US LIBOR + 0.94 (b)	3.86	7/23/2024	236,325
25,000	Bank of America Corp.	4.18	11/25/2027	26,485
150,000	Bank of America Corp.	4.20	8/26/2024	159,450
125,000	Bank of America Corp. 3 Month US LIBOR + 1.31 (b)	4.27	7/23/2029	136,524
100,000	Bank of America Corp.	6.11	1/29/2037	127,535
225,000	Barclays PLC 3 Month US LIBOR + 1.40 (b)	4.61	2/15/2023	232,803
252,000	BNP Paribas SA (a)	3.38	1/9/2025	256,396
300,000	BNP Paribas SA (a)	3.50	3/1/2023	308,600
255,000	BPCE SA	2.65	2/3/2021	256,088

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Principal
Amount		Coupon Rate (%)	Maturity	Value
	BANKS - 10.9% (Continued)
$250,000	BPCE SA (a)	4.00	9/12/2023	$261,165
200,000	Citigroup, Inc.	2.70	10/27/2022	201,690
200,000	Citigroup, Inc.	3.40	5/1/2026	207,011
50,000	Citigroup, Inc. 3 Month US LIBOR + 1.39 (b)	3.67	7/24/2028	52,181
100,000	Citigroup, Inc.	4.13	7/25/2028	105,913
75,000	Citigroup, Inc.	4.60	3/9/2026	81,147
250,000	Cooperatieve Rabobank UA/NY 3 Month US LIBOR + 0.43 (b)	3.02	4/26/2021	250,788
250,000	Credit Suisse Group Funding Guernsey Ltd.	2.75	3/26/2020	250,391
255,000	Credit Suisse Group Funding Guernsey Ltd.	4.55	4/17/2026	277,374
250,000	Deutsche Bank AG	2.70	7/13/2020	248,940
250,000	HSBC Bank USA NA	4.88	8/24/2020	256,911
150,000	Huntington Bancshares, Inc.	4.00	5/15/2025	160,034
225,000	ING Groep NV (a)	4.63	1/6/2026	245,449
200,000	JPMorgan Chase & Co.	2.95	10/1/2026	203,591
275,000	JPMorgan Chase & Co.	3.25	9/23/2022	282,516
225,000	JPMorgan Chase & Co.	3.30	4/1/2026	232,523
125,000	JPMorgan Chase & Co. 3 Month US LIBOR + 0.95 (b)	3.51	1/23/2029	129,954
175,000	JPMorgan Chase & Co. 3 Month US LIBOR + 1.25 (b)	3.96	1/29/2027	187,197
450,000	JPMorgan Chase & Co. 3 Month US LIBOR + 1.00 (b)	4.02	12/5/2024	478,256
275,000	Lloyds Bank PLC 3 Month US LIBOR + 0.49 (b)	3.06	5/7/2021	274,893
400,000	Mizuho Financial Group, Inc.	2.60	9/11/2022	399,761
400,000	Morgan Stanley	3.63	1/20/2027	419,815
275,000	Morgan Stanley	3.70	10/23/2024	290,133
125,000	Morgan Stanley 3 Month US LIBOR + 0.85 (b)	3.74	4/24/2024	130,315
100,000	Morgan Stanley 3 Month US LIBOR + 1.63 (b)	4.43	1/23/2030	110,626
150,000	Royal Bank of Canada	3.20	4/30/2021	152,664
300,000	Royal Bank of Scotland Group PLC 3 Month US LIBOR + 1.55 (b)	4.52	6/25/2024	312,461
225,000	Santander UK PLC	2.88	6/18/2024	226,337
375,000	Standard Chartered PLC 3 Month US LIBOR + 1.15 (a,b)	4.25	1/20/2023	386,895
250,000	Sumitomo Mitsui Banking Corp.	2.45	1/16/2020	250,054
200,000	UBS AG (a)	2.20	6/8/2020	199,730
325,000	Wells Fargo & Co.	3.00	10/23/2026	328,361
125,000	Wells Fargo & Co.	3.55	9/29/2025	130,583
25,000	Wells Fargo & Co.	4.15	1/24/2029	27,235
				10,246,469
	BEVERAGES - 1.9%
200,000	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.	4.70	2/1/2036	219,394
175,000	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.	4.90	2/1/2046	194,851
158,000	Anheuser-Busch InBev Finance, Inc.	3.30	2/1/2023	163,082
100,000	Anheuser-Busch InBev Worldwide, Inc.	4.00	4/13/2028	108,005
125,000	Anheuser-Busch InBev Worldwide, Inc.	4.15	1/23/2025	135,403
175,000	Anheuser-Busch InBev Worldwide, Inc.	4.75	1/23/2029	198,661
175,000	Constellation Brands, Inc. 3 Month US LIBOR + 0.70 (b)	3.22	11/15/2021	175,088
100,000	Constellation Brands, Inc.	3.60	2/15/2028	103,274
125,000	Constellation Brands, Inc.	4.25	5/1/2023	133,003
200,000	Constellation Brands, Inc.	4.40	11/15/2025	217,835
125,000	Keurig Dr. Pepper, Inc.	4.06	5/25/2023	131,235
				1,779,831
	BIOTECHNOLOGY - 0.6%
175,000	Amgen, Inc.	3.13	5/1/2025	179,200
310,000	Celgene Corp.	3.88	8/15/2025	332,157
25,000	Celgene Corp.	3.90	2/20/2028	26,790
				538,147

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Principal
Amount		Coupon Rate (%)	Maturity	Value
	CHEMICALS - 0.5%
$325,000	DuPont de Nemours, Inc.	4.21	11/15/2023	$347,891
100,000	Sherwin-Williams Co. (The)	4.50	6/1/2047	106,660
				454,551
	COMMERCIAL SERVICES - 0.1%
50,000	S&P Global, Inc.	2.95	1/22/2027	50,657

	COMPUTERS - 1.0%
200,000	Apple, Inc.	2.45	8/4/2026	199,319
175,000	Apple, Inc.	2.75	1/13/2025	178,906
175,000	Apple, Inc.	3.25	2/23/2026	182,843
150,000	Dell International LLC / EMC Corp. (a)	5.45	6/15/2023	161,669
100,000	Dell International LLC / EMC Corp. (a)	6.02	6/15/2026	110,318
50,000	Hewlett Packard Enterprise Co.	4.90	10/15/2025	54,471
60,000	Hewlett Packard Enterprise Co.	6.35	10/15/2045	66,484
				954,010
	DIVERSIFIED FINANCIAL SERVICES - 1.6%
175,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust	4.88	1/16/2024	187,916
175,000	Air Lease Corp.	3.75	6/1/2026	179,266
175,000	American Express Co.	3.63	12/5/2024	183,752
250,000	GE Capital International Funding Co. Unlimited Co.	3.37	11/15/2025	253,076
75,000	Nuveen LLC (a)	4.00	11/1/2028	82,295
575,000	Visa, Inc.	3.15	12/14/2025	603,220
				1,489,525
	ELECTRIC - 2.1%
50,000	Alliant Energy Finance LLC (a)	3.75	6/15/2023	51,927
175,000	Arizona Public Service Co.	2.95	9/15/2027	176,854
50,000	Berkshire Hathaway Energy Co.	3.25	4/15/2028	51,652
74,000	Berkshire Hathaway Energy Co.	6.13	4/1/2036	99,018
300,000	Dominion Energy, Inc. (d)	3.07	8/15/2024	302,421
25,000	Duke Energy Carolinas LLC	3.95	3/15/2048	26,373
200,000	Duke Energy Corp.	3.15	8/15/2027	202,871
175,000	Entergy Corp.	2.95	9/1/2026	175,289
75,000	MidAmerican Energy Co.	3.65	4/15/2029	80,915
150,000	NRG Energy, Inc. (a)	3.75	6/15/2024	154,104
50,000	Sempra Energy 3 Month US LIBOR + 0.50 (b)	3.10	1/15/2021	49,833
125,000	Sempra Energy	3.40	2/1/2028	124,791
100,000	Southern California Edison Co.	4.20	3/1/2029	106,479
350,000	Southern Co. (The)	3.25	7/1/2026	355,456
				1,957,983
	ENGINEERING & CONSTRUCTION - 0.2%
200,000	Mexico City Airport Trust (a)	3.88	4/30/2028	193,770

	ENVIRONMENTAL CONTROL - 0.1%
100,000	Waste Management, Inc.	3.20	6/15/2026	104,026

	FOOD - 0.7%
375,000	General Mills, Inc. 3 Month US LIBOR + 0.54 (b)	3.14	4/16/2021	375,125
50,000	Mars, Inc. (a)	2.70	4/1/2025	51,017
75,000	Mars, Inc. (a)	3.20	4/1/2030	77,930
125,000	Tyson Foods, Inc.	3.90	9/28/2023	131,720
				635,792

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Principal
Amount		Coupon Rate (%)	Maturity	Value
	GAS - 0.6%
$400,000	NiSource, Inc.	3.49	5/15/2027	$413,753
125,000	NiSource, Inc.	3.65	6/15/2023	129,493
				543,246
	HAND/MACHINE TOOLS - 0.1%
125,000	Stanley Black & Decker, Inc.	4.25	11/15/2028	138,857

	HEALTHCARE-PRODUCTS - 0.2%
200,000	Thermo Fisher Scientific, Inc.	3.65	12/15/2025	210,710

	HEALTHCARE-SERVICES - 0.4%
225,000	Sutter Health	4.09	8/15/2048	241,869
125,000	UnitedHealth Group, Inc.	4.75	7/15/2045	148,053
				389,922
	INSURANCE - 1.3%
200,000	AIA Group Ltd. (a)	3.20	3/11/2025	204,250
175,000	American International Group, Inc.	3.90	4/1/2026	183,156
75,000	American International Group, Inc.	4.20	4/1/2028	80,156
150,000	Arch Capital Finance LLC	5.03	12/15/2046	179,076
50,000	Great-West Lifeco Finance 2018 LP (a)	4.05	5/17/2028	54,878
100,000	Marsh & McLennan Cos., Inc.	4.38	3/15/2029	110,330
275,000	MetLife, Inc.	3.60	11/13/2025	292,075
75,000	Principal Financial Group, Inc.	3.10	11/15/2026	75,658
50,000	XLIT Ltd.	4.45	3/31/2025	54,012
				1,233,591
	INTERNET - 0.8%
100,000	Amazon.com, Inc.	3.15	8/22/2027	105,117
75,000	Amazon.com, Inc.	3.88	8/22/2037	82,697
475,000	Amazon.com, Inc.	5.20	12/3/2025	554,839
				742,653
	LODGING - 0.1%
100,000	Marriott International, Inc.	2.30	1/15/2022	99,670

	MACHINERY-DIVERSIFIED - 0.1%
125,000	Roper Technologies, Inc.	4.20	9/15/2028	133,843

	MEDIA - 1.4%
425,000	Comcast Corp.	3.70	4/15/2024	451,073
325,000	Comcast Corp.	4.15	10/15/2028	358,199
125,000	Comcast Corp.	4.25	10/15/2030	139,502
75,000	Fox Corp. (a)	4.03	1/25/2024	79,774
50,000	Fox Corp. (a)	4.71	1/25/2029	55,937
200,000	Walt Disney Co. (The) (a)	3.70	9/15/2024	212,850
25,000	Walt Disney Co. (The) (a)	6.15	3/1/2037	33,965
				1,331,300
	MINING - 0.3%
250,000	Glencore Funding LLC (a)	4.63	4/29/2024	263,933

	MISCELLANEOUS MANUFACTURING - 0.1%
25,000	General Electric Co.	2.70	10/9/2022	24,972
75,000	General Electric Co.	3.10	1/9/2023	75,663
				100,635

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Principal
Amount		Coupon Rate (%)	Maturity	Value
	OIL & GAS - 0.9%
$25,000	BP Capital Markets America, Inc.	3.22	4/14/2024	$25,888
75,000	BP Capital Markets America, Inc.	3.41	2/11/2026	78,601
100,000	BP Capital Markets America, Inc.	4.23	11/6/2028	110,699
175,000	BP Capital Markets PLC	3.72	11/28/2028	187,073
75,000	Marathon Petroleum Corp.	3.63	9/15/2024	77,635
50,000	Marathon Petroleum Corp.	3.80	4/1/2028	50,820
150,000	Phillips 66 Co.	3.90	3/15/2028	157,615
125,000	Pioneer Natural Resources Co.	3.95	7/15/2022	130,046
				818,377
	OIL & GAS SERVICES - 0.1%
75,000	Halliburton Co.	3.80	11/15/2025	78,640

	PHARMACEUTICALS - 1.3%
125,000	AbbVie, Inc.	3.75	11/14/2023	130,141
400,000	Cigna Corp. (a)	3.75	7/15/2023	416,453
125,000	CVS Health Corp.	3.88	7/20/2025	130,522
125,000	CVS Health Corp.	4.78	3/25/2038	130,397
50,000	CVS Health Corp.	5.05	3/25/2048	53,256
100,000	CVS Health Corp.	5.13	7/20/2045	106,641
100,000	McKesson Corp.	2.85	3/15/2023	100,757
150,000	Pfizer, Inc.	3.45	3/15/2029	158,785
				1,226,952
	PIPELINES - 1.8%
175,000	Energy Transfer Operating LP	4.20	9/15/2023	183,470
100,000	Energy Transfer Operating LP	5.25	4/15/2029	111,734
50,000	Energy Transfer Operating LP	5.30	4/15/2047	52,153
300,000	Enterprise Products Operating LLC	3.70	2/15/2026	317,512
25,000	Kinder Morgan Energy Partners LP	5.40	9/1/2044	27,705
100,000	MPLX LP	4.50	4/15/2038	100,961
25,000	MPLX LP	4.70	4/15/2048	25,601
50,000	MPLX LP	4.80	2/15/2029	55,070
100,000	Sabine Pass Liquefaction LLC	5.00	3/15/2027	109,646
100,000	Sabine Pass Liquefaction LLC	5.63	4/15/2023	108,917
275,000	Sabine Pass Liquefaction LLC	5.63	3/1/2025	308,020
100,000	Sunoco Logistics Partners Operations LP	5.40	10/1/2047	106,210
175,000	Williams Cos., Inc. (The)	4.00	9/15/2025	185,189
				1,692,188
	REAL ESTATE INVESTMENT TRUSTS - 1.8%
75,000	Alexandria Real Estate Equities, Inc.	3.80	4/15/2026	78,840
175,000	American Homes 4 Rent LP	4.90	2/15/2029	190,528
200,000	American Tower Corp.	3.38	5/15/2024	205,740
75,000	Camden Property Trust	3.15	7/1/2029	76,195
100,000	Crown Castle International Corp.	3.15	7/15/2023	101,937
75,000	Crown Castle International Corp.	3.65	9/1/2027	77,234
75,000	CubeSmart LP	4.38	12/15/2023	79,321
150,000	Federal Realty Investment Trust	3.25	7/15/2027	153,123
100,000	Kilroy Realty LP	4.75	12/15/2028	111,121
100,000	Public Storage	3.39	5/1/2029	104,450
350,000	VEREIT Operating Partnership LP	4.63	11/1/2025	376,902
75,000	VEREIT Operating Partnership LP	4.88	6/1/2026	81,104
75,000	WP Carey, Inc.	3.85	7/15/2029	75,790
				1,712,285

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Principal
Amount		Coupon Rate (%)	Maturity	Value
	RETAIL - 0.6%
$50,000	Alimentation Couche-Tard, Inc. (a)	3.55	7/26/2027	$51,011
75,000	Dollar Tree, Inc.	4.00	5/15/2025	78,180
125,000	Dollar Tree, Inc.	4.20	5/15/2028	129,452
50,000	Home Depot, Inc. (The)	3.90	12/6/2028	55,026
150,000	Starbucks Corp.	3.80	8/15/2025	160,085
75,000	Walmart, Inc.	4.05	6/29/2048	85,934
				559,688
	SEMICONDUCTORS - 1.3%
225,000	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.13	1/15/2025	219,894
240,000	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.63	1/15/2024	242,273
225,000	Broadcom, Inc. (a)	3.13	10/15/2022	226,417
150,000	Broadcom, Inc. (a)	3.63	10/15/2024	150,746
125,000	Broadcom, Inc. (a)	4.25	4/15/2026	126,859
75,000	Microchip Technology, Inc.	3.92	6/1/2021	76,346
75,000	NVIDIA Corp.	3.20	9/16/2026	76,718
75,000	NXP BV/NXP Funding LLC/NXP USA, Inc. (a)	3.88	6/18/2026	77,081
				1,196,334
	SOFTWARE - 0.7%
150,000	Fiserv, Inc.	2.75	7/1/2024	151,337
150,000	Fiserv, Inc.	3.20	7/1/2026	153,102
50,000	Fiserv, Inc.	3.80	10/1/2023	52,595
100,000	Fiserv, Inc.	4.20	10/1/2028	108,258
150,000	Microsoft Corp.	3.70	8/8/2046	162,125
				627,417
	SOVEREIGN - 2.4%
440,000	Abu Dhabi Government International Bond	3.13	10/11/2027	456,425
670,000	Kuwait Government International Bond	3.50	3/20/2027	713,181
100,000	Mexico Government International Bond	1.63	4/8/2026	116,727
520,000	Perusahaan Penerbit SBSN Indonesia III	4.55	3/29/2026	555,428
200,000	Qatar Government International Bond (a)	4.50	4/23/2028	223,649
200,000	Qatar Government International Bond (a)	5.10	4/23/2048	238,250
				2,303,660
	TELECOMMUNICATIONS - 1.9%
100,000	AT&T, Inc.	3.20	3/1/2022	102,129
100,000	AT&T, Inc.	3.40	5/15/2025	102,801
225,000	AT&T, Inc.	3.60	2/17/2023	233,536
150,000	AT&T, Inc.	4.25	3/1/2027	160,768
50,000	AT&T, Inc.	4.90	8/15/2037	53,892
125,000	AT&T, Inc.	5.25	3/1/2037	140,288
25,000	Verizon Communications, Inc.	3.38	2/15/2025	26,095
75,000	Verizon Communications, Inc.	3.88	2/8/2029	80,447
25,000	Verizon Communications, Inc. (a)	4.02	12/3/2029	27,069
313,000	Verizon Communications, Inc.	4.33	9/21/2028	346,865
100,000	Verizon Communications, Inc.	5.01	4/15/2049	119,099
100,000	Verizon Communications, Inc.	5.25	3/16/2037	119,613
275,000	Vodafone Group PLC	3.75	1/16/2024	287,523
				1,800,125
	TRANSPORTATION - 0.1%
75,000	Burlington Northern Santa Fe LLC	3.25	6/15/2027	78,884
25,000	FedEx Corp.	3.40	2/15/2028	25,761
				104,645

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Principal
Amount		Coupon Rate (%)	Maturity	Value
	TRUCKING & LEASING - 0.1%
$75,000	Avolon Holdings Funding Ltd. (a)	3.95	7/1/2024	$76,843

	TOTAL CORPORATE BONDS & NOTES (Cost - $36,481,878)			38,379,698

	MUNICIPAL BONDS - 1.4%
480,000	City of Chicago, IL	7.75	1/1/2042	618,249
25,000	New Jersey Turnpike Authority	7.10	1/1/2041	37,628
175,000	State of California	7.60	11/1/2040	283,969
325,000	State of Illinois	5.10	6/1/2033	342,251
	TOTAL MUNICIPAL BONDS (Cost - $1,222,648)			1,282,097

	MORTGAGE BACKED SECURITIES - 32.5%
725,464	Fannie Mae Pool	4.50	6/1/2031	772,330
1,000,000	Fannie Mae Pool TBA +^	3.50	6/25/2046	1,022,344
1,000,000	Fannie Mae Pool TBA +^	4.00	5/25/2046	1,033,438
4,000,000	Fannie Mae Pool TBA +^	4.50	9/25/2044	4,179,375
360,000	Federal Farm Credit Banks	3.29	1/25/2030	389,317
910,000	Federal Farm Credit Banks	3.43	12/6/2028	994,027
230,000	Federal Farm Credit Banks	5.27	5/1/2029	288,605
1,000,000	Ginnie Mae Pool TBA +^	3.50	12/20/2046	1,031,992
8,000,000	Ginnie Mae Pool TBA +^	4.50	10/20/2044	8,337,500
806,712	Ginnie Mae Pool	4.50	2/20/2048	847,684
1,003,141	Ginnie Mae Pool	4.50	5/20/2048	1,045,433
1,248,998	Ginnie Mae Pool	4.50	8/20/2048	1,304,799
5,913,383	Ginnie Mae Pool	4.50	9/20/2048	6,162,694
127,617	Ginnie Mae Pool	5.00	11/20/2048	133,425
1,831,666	Ginnie Mae Pool	5.00	1/20/2049	1,913,781
985,531	Ginnie Mae Pool	5.00	2/20/2049	1,035,055
	TOTAL MORTGAGE BACKED SECURITIES (Cost - $30,288,718)			30,491,799

	U.S. TREASURY SECURITIES - 17.0%
210,000	United States Treasury Bond	2.75	11/15/2042	220,139
4,930,000	United States Treasury Bond	3.00	5/15/2047	5,399,313
220,000	United States Treasury Bond	3.13	11/15/2041	246,228
260,000	United States Treasury Inflation Indexed Note	0.75	7/15/2028	275,771
3,610,000	United States Treasury Note	2.13	9/30/2024	3,671,201
290,000	United States Treasury Note	2.25	2/15/2027	297,182
5,310,000	United States Treasury Note	2.75	6/30/2025	5,588,152
200,000	United States Treasury Note	2.88	8/15/2028	214,922
	TOTAL U.S. TREASURY SECURITIES (Cost - $14,721,066)			15,912,908

	SHORT-TERM INVESTMENTS - 15.9%
	COMMERCIAL PAPER - 1.1%
350,000	VW Credit, Inc.	2.73	12/6/2019	345,880
700,000	VW Credit, Inc.	2.86	3/30/2020	685,280
				1,031,160
Shares
	MONEY MARKET FUND - 14.8%
13,855,245	Fidelity Investments Money Market - Government Portfolio, Institutional Class to yield 2.25% (c)			13,855,245

	TOTAL SHORT-TERM INVESTMENTS (Cost - $14,886,745)			14,886,405

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

TOTAL INVESTMENTS - 115.4% (Cost - $104,990,922)	$108,219,446
OTHER ASSETS LESS LIABILITIES - NET - (15.4)%	(14,405,037)
TOTAL NET ASSETS - 100.0%	$93,814,409

LIBOR- London Interbank Offered Rate

LP- Limited Partnership

REIT- Real Estate Investments Trusts

TBA- To Be Announced Security

^	Delayed delivery

+	All or a portion of these TBAs are subject to dollar-roll transactions.

(a)	144(a) - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of June 30, 2019, these securities amounted to $10,447,243 or 12.5% of net assets.

(b)	Variable Rate Security - interest rate subject to periodic change.

Benchmark	Rate
1 Month US LIBOR	2.40%
3 Month US LIBOR	2.32%
3 Month GBP LIBOR	0.77%

(c)	Money market rate shown represents the rate at June 30, 2019.

(d)	Step coupon.

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

FUTURES CONTRACTS

	Number of				Unrealized Appreciation/
Description	Contracts	Expiration Date	Counterparty	Notional Amount	(Depreciation)
SHORT
Euro 90 Day Eurodollar Future	2	Sep-19	Morgan Stanley	$489,975	$(3,975)
Euro 90 Day Eurodollar Future	1	Mar-20	Morgan Stanley	245,725	(1,575)
Euro 90 Day Eurodollar Future	4	Jun-20	Morgan Stanley	983,800	(6,720)
Euro 90 Day Eurodollar Future	1	Dec-20	Morgan Stanley	246,113	(1,359)
Euro-Bobl Future	1	Sep-19	Morgan Stanley	153,100	(416)
Euro Oat Future	4	Sep-19	Morgan Stanley	751,016	(11,545)
Long Gilt Future	2	Sep-19	Morgan Stanley	331,666	318
U.S. 10 Year Note Future	56	Sep-19	Morgan Stanley	7,166,250	(110,440)
U.S. 10 Year Ultra Future	9	Sep-19	Morgan Stanley	1,243,125	(23,826)
					(159,538)
LONG
Australian 3 Year Bond Future	2	Sep-19	Morgan Stanley	161,399	(237)
Australian 10 Year Bond Future	2	Sep-19	Morgan Stanley	201,613	(448)
Euro BTP Future	1	Sep-19	Morgan Stanley	152,941	6,303
Euro-Bond Future	2	Sep-19	Morgan Stanley	393,433	3,833
U.S. 2 Year Note Future	56	Sep-19	Morgan Stanley	12,050,063	71,980
U.S. 5 Year Note Future	59	Sep-19	Morgan Stanley	6,971,219	78,338
U.S. Long Bond Future	54	Sep-19	Morgan Stanley	8,402,063	199,112
U.S. Ultra Bond Future	1	Sep-19	Morgan Stanley	177,563	2,396
					361,277
TOTAL NET UNREALIZED APPRECIATION OF FUTURES CONTRACTS					$201,739

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

INTEREST RATE SWAPS

							Premiums	Unrealized
		Pay/Receive		Expiration	Notional		Paid/	Appreciation/
Counterparty	Floating Rate Index	Floating Rate	Fixed Rate	Date	Amount	Value	(Received)	(Depreciation)
Credit Suisse	3 Month New Zealand Bank Bill Rate*	Pay	1.50%	9/18/2021	3,800,000	$4,084	$—	$4,084
Credit Suisse	3 Month STIBOR*	Receive	0.25%	9/18/2024	25,370,000	(6,874)	—	(6,874)
Credit Suisse	3 Month STIBOR*	Receive	0.75%	9/18/2029	810,000	(629)	—	(629)
Credit Suisse	3 Month STIBOR*	Pay	1.05%	7/8/2028	600,000	28,117	—	28,117
Credit Suisse	3 Month STIBOR*	Pay	1.10%	8/1/2023	100,000	(1,826)	—	(1,826)
Credit Suisse	3 Month USD LIBOR*	Receive	1.75%	9/18/2021	1,890,000	(3,370)	—	(3,370)
Credit Suisse	3 Month USD LIBOR*	Receive	2.00%	9/18/2024	1,430,000	(3,722)	—	(3,722)
Credit Suisse	3 Month USD LIBOR*	Pay	2.50%	5/20/2029	2,670,000	28,728	—	28,728
Credit Suisse	3 Month USD LIBOR*	Pay	2.80%	8/12/2024	810,000	20,993	—	20,993
Credit Suisse	6 Month Bank Bill Swap Rate**	Pay	1.75%	9/18/2026	420,000	3,410	—	3,410
Credit Suisse	6 Month Bank Bill Swap Rate**	Pay	2.00%	9/18/2029	540,000	(1,186)	—	(1,186)
Credit Suisse	6 Month EUR LIBOR**	Pay	0.50%	9/18/2024	2,990,000	16,877	—	16,877
Credit Suisse	6 Month EUR LIBOR**	Receive	0.90%	5/20/2029	2,680,000	(38,260)	—	(38,260)
Credit Suisse	6 Month EUR LIBOR**	Receive	1.00%	9/18/2029	100,000	(1,496)	—	(1,496)
Credit Suisse	6 Month EUR LIBOR**	Pay	1.20%	2/12/2029	770,000	24,145	—	24,145
Credit Suisse	6 Month EUR LIBOR**	Pay	1.20%	2/21/2029	500,000	13,665	—	13,665
Credit Suisse	6 Month EUR LIBOR**	Receive	1.90%	3/8/2028	380,000	(11,004)	—	(11,004)
Credit Suisse	6 Month GBP LIBOR**	Receive	1.50%	2/12/2029	1,170,000	(21,612)	—	(21,612)
Credit Suisse	6 Month GBP LIBOR**	Receive	1.50%	9/18/2026	200,000	273	—	273
Credit Suisse	6 Month GBP LIBOR**	Receive	1.50%	9/18/2029	200,000	402	—	402
Credit Suisse	6 Month NOK LIBOR **	Receive	1.80%	9/18/2029	1,440,000	435	—	435
Credit Suisse	6 Month NOK LIBOR **	Receive	2.30%	2/21/2029	5,440,000	(9,337)	—	(9,337)
Credit Suisse	Canadian Dollar Offered Rate**	Pay	2.75%	9/18/2024	1,980,000	1,242	—	1,242
Credit Suisse	Sterling Over Night Index Average+	Receive	0.73%	7/11/2019	4,340,000	(256)	—	(256)
Credit Suisse	U.S. Federal Funds Effective Rate*	Receive	1.39%	11/30/2023	200,000	55	—	55
							$—	$42,854

CREDIT DEFAULT SWAPS*

								Premiums	Unrealized
		Buy/Sell	Fixed Rate	Fixed Rate	Expiration	Notional		Paid/	Appreciation/
Counterparty	Index	Protection	Received	Paid	Date	Amount	Value	(Received)	(Depreciation)
JPMorgan	ITRAXX Europe Series 31^	Buy	—	1.00%	6/20/2024	260,000	(2,721)	$—	$(2,721)
JPMorgan	North American Investment Grade CDX Index Series 32#	Sell	1.00%	—	6/20/2024	2,165,000	11,181	—	11,181
Credit Suisse	Prudential Financial, Inc.	Sell	1.00%	—	6/20/2024	175,000	638	—	638
Credit Suisse	Republic of Indonesia	Sell	1.00%	—	6/20/2024	10,000	58	—	58
JPMorgan	The Boeing Company	Sell	1.00%	—	6/20/2024	$100,000	$529	—	529
								$—	$9,685

								$—	$52,539

*	Pays quarterly.

**	Pays semiannually.

+	Pays annually.

^	The underlying holdings of Series 31 this index can be found at http://www.markit.com/Company/Files/DownloadFiles?CMSID=7585b1678acd4444b53de0b787623ceb.

#	The underlying holdings of version 32 of this index can be found at http://www.markit.com/Company/Files/DownloadFiles?CMSID=aa422146a2ab490ebbcbc822e7f121d5.

Benchmark	Rate
3 Month EUR LIBOR	-0.34%
3 Month GBP LIBOR	0.84%
3 Month STIBOR	0.01%
3 Month USD LIBOR	2.60%
6 Month EUR EURIBOR	-0.23%
6 Month JPY LIBOR	0.00%
6 Month NOK LIBOR	1.34%
Canadian Dollar Offered Rate	2.31%
NZD 3 Month Bank Bill Benchmark Rate	1.97%

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Forward Foreign Currency Contracts

Settlement		Currency Units to				Unrealized Appreciation/
Date	Counterparty	Receive		In Exchange For		(Depreciation)
7/8/2019	Morgan Stanley	47,887	GBP	60,689	USD	$276
7/8/2019	Morgan Stanley	1,199,376	USD	912,684	GBP	37,439
7/10/2019	Morgan Stanley	112,313	USD	99,712	EUR	(1,316)
9/18/2019	Morgan Stanley	69,946	AUD	47,954	CHF	(335)
9/18/2019	Morgan Stanley	1,552,104	AUD	1,082,479	USD	9,326
9/18/2019	Morgan Stanley	119,261	AUD	83,168	USD	724
9/18/2019	Morgan Stanley	50,231	AUD	34,485	USD	849
9/18/2019	Morgan Stanley	343,163	CAD	259,272	USD	3,716
9/18/2019	Morgan Stanley	769,811	CAD	581,727	USD	8,229
9/18/2019	Morgan Stanley	96,450	CAD	72,039	USD	1,878
9/18/2019	Morgan Stanley	189,388	CAD	143,909	USD	1,231
9/18/2019	Morgan Stanley	83,441	CAD	63,376	USD	570
9/18/2019	Morgan Stanley	83,479	CAD	63,460	USD	515
9/18/2019	Morgan Stanley	237,067	CAD	181,335	USD	344
9/18/2019	Morgan Stanley	29,353	EUR	26,180	GBP	199
9/18/2019	Morgan Stanley	64,026	EUR	621,446	NOK	321
9/18/2019	Morgan Stanley	33,183	EUR	322,542	NOK	112
9/18/2019	Morgan Stanley	76,991	EUR	748,079	NOK	293
9/18/2019	Morgan Stanley	38,124	EUR	370,460	NOK	142
9/18/2019	Morgan Stanley	71,947	EUR	765,510	SEK	(527)
9/18/2019	Morgan Stanley	126,950	EUR	143,683	USD	1,796
9/18/2019	Morgan Stanley	64,040	EUR	72,910	USD	477
9/18/2019	Morgan Stanley	38,531	GBP	64,589	CAD	(287)
9/18/2019	Morgan Stanley	57,052	GBP	64,052	EUR	(533)
9/18/2019	Morgan Stanley	57,294	GBP	64,072	EUR	(248)
9/18/2019	Morgan Stanley	114,059	GBP	128,058	EUR	(1,073)
9/18/2019	Morgan Stanley	57,318	GBP	63,936	EUR	(61)
9/18/2019	Morgan Stanley	36,131	GBP	423,952	SEK	193
9/18/2019	Morgan Stanley	136,022	GBP	173,084	USD	645
9/18/2019	Morgan Stanley	43,431	GBP	54,602	USD	868
9/18/2019	Morgan Stanley	31,565	GBP	40,330	USD	(16)
9/18/2019	Morgan Stanley	14,497,034	JPY	134,573	USD	773
9/18/2019	Morgan Stanley	7,745,400	JPY	71,936	USD	375
9/18/2019	Morgan Stanley	15,373,985	JPY	143,020	USD	512
9/18/2019	Morgan Stanley	5,855,542	JPY	54,688	USD	(20)
9/18/2019	Morgan Stanley	748,079	NOK	76,067	EUR	766

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Forward Foreign Currency Contracts

Settlement		Currency Units to				Unrealized Appreciation
Date	Counterparty	Receive		In Exchange For		(Depreciation)
9/18/2019	Morgan Stanley	3,584,706	NOK	365,525	EUR	$2,499
9/18/2019	Morgan Stanley	628,439	NOK	63,965	EUR	571
9/18/2019	Morgan Stanley	628,255	NOK	63,975	EUR	538
9/18/2019	Morgan Stanley	269,257	NOK	31,730	USD	(79)
9/18/2019	Morgan Stanley	317,921	NOK	37,418	USD	(47)
9/18/2019	Morgan Stanley	1,909,088	NZD	1,259,359	USD	24,810
9/18/2019	Morgan Stanley	109,945	NZD	71,754	USD	2,201
9/18/2019	Morgan Stanley	157,633	NZD	102,839	USD	3,194
9/18/2019	Morgan Stanley	85,794	NZD	57,628	USD	82
9/18/2019	Morgan Stanley	765,510	SEK	71,595	EUR	931
9/18/2019	Morgan Stanley	1,772,066	SEK	165,921	EUR	1,941
9/18/2019	Morgan Stanley	297,510	SEK	272,161	NOK	256
9/18/2019	Morgan Stanley	327,379	SEK	34,514	USD	972
9/18/2019	Morgan Stanley	34,587	USD	49,777	AUD	(428)
9/18/2019	Morgan Stanley	72,638	USD	104,084	AUD	(578)
9/18/2019	Morgan Stanley	72,221	USD	103,011	AUD	(241)
9/18/2019	Morgan Stanley	144,327	USD	205,996	AUD	(578)
9/18/2019	Morgan Stanley	112,257	USD	159,895	AUD	(218)
9/18/2019	Morgan Stanley	72,446	USD	103,025	AUD	(26)
9/18/2019	Morgan Stanley	34,514	USD	46,105	CAD	(819)
9/18/2019	Morgan Stanley	81,079	USD	107,059	CAD	(967)
9/18/2019	Morgan Stanley	262,115	USD	344,556	CAD	(1,940)
9/18/2019	Morgan Stanley	160,407	USD	157,504	CHF	(2,298)
9/18/2019	Morgan Stanley	189,970	USD	183,928	CHF	(31)
9/18/2019	Morgan Stanley	1,564,399	USD	1,375,100	EUR	(11,410)
9/18/2019	Morgan Stanley	110,715	USD	96,575	EUR	43
9/18/2019	Morgan Stanley	37,297	USD	29,154	GBP	61
9/18/2019	Morgan Stanley	37,425	USD	29,410	GBP	(138)
9/18/2019	Morgan Stanley	72,080	USD	7,752,876	JPY	(301)
9/18/2019	Morgan Stanley	31,612	USD	3,398,754	JPY	(119)
9/18/2019	Morgan Stanley	143,000	USD	15,296,095	JPY	195
9/18/2019	Morgan Stanley	143,946	USD	15,369,689	JPY	454
9/18/2019	Morgan Stanley	72,047	USD	7,726,006	JPY	(84)
9/18/2019	Morgan Stanley	71,725	USD	617,851	NOK	(902)
9/18/2019	Morgan Stanley	72,043	USD	615,115	NOK	(263)
9/18/2019	Morgan Stanley	52,831	USD	80,324	NZD	(1,200)

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Forward Foreign Currency Contracts

Settlement		Currency Units to				Unrealized Appreciation
Date	Counterparty	Receive		In Exchange For		(Depreciation)
9/18/2019	Morgan Stanley	144,985	USD	218,108	NZD	$(1,728)
9/18/2019	Morgan Stanley	72,573	USD	109,035	NZD	(770)
9/18/2019	Morgan Stanley	91,962	USD	869,133	SEK	(2,246)
9/18/2019	Morgan Stanley	77,780	USD	721,003	SEK	(372)
9/18/2019	Morgan Stanley	98,075	USD	903,152	SEK	179
9/18/2019	Morgan Stanley	66,201	USD	610,188	SEK	61
NET UNREALIZED APPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS						$79,358

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

PORTFOLIO OF INVESTMENTS

June 30, 2019 (Unaudited)

Shares		Value
	COMMON STOCKS - 98.9%
	ADVERSTISING - 0.1%
795	Interpublic Group of Cos, Inc.	$17,959

	AEROSPACE/DEFENSE - 2.7%
807	Boeing Co.	293,756
4,700	CAE, Inc.	126,640
1,175	HEICO Corp.	157,227
872	L3Harris Technologies, Inc. *	164,921
3,044	Leonardo SpA	38,634
234	Spirit AeroSystems Holdings, Inc.	19,041
		800,219
	AGRICULTURE - 2.4%
5,130	British American Tobacco PLC	179,481
5,586	Imperial Brands PLC	131,295
2,983	Philip Morris International, Inc.	234,255
3,445	Swedish Match AB	145,550
		690,581
	AIRLINES - 0.3%
14,421	International Consolidated Airlines Group SA	87,528
128	Southwest Airlines Co.	6,500
		94,028
	APPAREL - 1.8%
667	adidas AG	206,226
401	Kering SA	237,508
822	Ralph Lauren Corp.	93,371
		537,105
	AUTO MANUFACTURERS - 1.4%
4,835	General Motors Co.	186,293
3,668	Peugeot SA	90,518
7,753	Volvo AB	123,128
		399,939
	AUTO PARTS & EQUIPMENT - 0.1%
744	Allison Transmission Holdings, Inc.	34,484

	BANKS - 7.5%
1,222	ABN AMRO Group NV - ADR	26,183
4,607	Australia & New Zealand Banking Group Ltd.	91,202
24,259	Banco Bilbao Vizcaya Argentaria SA	135,838

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	BANKS (Continued) - 7.5%
3,052	Banco Santander SA *	$14,182
3,686	BNP Paribas SA	175,314
4,546	Citigroup, Inc.	318,356
1,922	Citizens Financial Group, Inc.	67,962
2,228	Comerica, Inc.	161,842
10,671	DNB ASA	198,625
91	Erste Group Bank AG	3,383
3,986	Fifth Third Bancorp	111,209
26,614	Lloyds Banking Group PLC	19,168
1,732	Mediobanca Banca di Credito Finanziario SpA	17,882
2,792	Popular, Inc.	151,438
1,216	Signature Bank	146,941
1,524	State Street Corp.	85,435
747	SVB Financial Group *	167,769
3,181	Western Alliance Bancorp *	142,254
3,497	Zions Bancorp NA	160,792
		2,195,775
	BEVERAGES - 2.5%
1,135	Carlsberg A/S	150,698
24,066	Coca-Cola Amatil Ltd.	172,599
300	Cott Corp.	4,013
312	Davide Campari-Milano SpA	3,061
5,031	Diageo PLC	216,676
3,075	Monster Beverage Corp. *	196,277
		743,324
	BIOTECHNOLOGY - 2.6%
982	Alexion Pharmaceuticals, Inc. *	128,622
539	Biogen, Inc. *	126,056
531	BioMarin Pharmaceutical, Inc. *	45,480
3,288	Gilead Sciences, Inc.	222,137
1,593	Incyte Corp. *	135,341
512	Vertex Pharmaceuticals, Inc. *	93,891
		751,527
	BUILDING MATERIALS - 0.3%
100	AGC, Inc.	3,457
1,111	Johnson Controls International PLC	45,895
847	Masco Corp.	33,236
		82,588

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	CHEMICALS - 2.8%
1,487	Air Liquide SA	$208,372
412	Air Products & Chemicals, Inc.	93,264
899	Akzo Nobel NV	84,605
57	Arkema SA	5,308
2,623	CF Industries Holdings, Inc.	122,520
1,073	Covestro AG	54,633
482	Eastman Chemical Co.	37,514
443	Sherwin-Williams Co.	203,022
		809,238
	COMMERCIAL SERVICES - 2.2%
2,692	Adecco Group AG	161,962
200	Benesse Holdings, Inc.	4,656
23	Bright Horizons Family Solutions, Inc. *	3,470
696	Experian PLC	21,117
838	Intertek Group PLC	58,680
2,636	PayPal Holdings, Inc. *	301,717
80	Randstad NV	4,400
514	Wirecard AG	86,660
		642,662
	COMPUTERS - 4.0%
4,551	Apple, Inc.	900,734
2,300	Fujitsu Ltd.	160,364
378	Leidos Holdings, Inc.	30,183
200	NET One Systems Co., Ltd. *	5,504
600	Nomura Research Institute Ltd.	9,618
5,200	NTT Data Corp. *	69,259
37	Teleperformance	7,424
		1,183,086
	COSMETICS/PERSONAL CARE - 1.2%
1,786	Colgate-Palmolive Co.	128,003
1,500	Kao Corp.	114,303
473	Procter & Gamble Co.	51,864
1,059	Unilever PLC - ADR	65,626
		359,796
	DIVERSIFIED FINANCIAL SERVICES - 3.5%
6,405	Ally Financial, Inc.	198,491
2,658	ASX Ltd.	153,641
3,500	ORIX Corp.	52,237

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	DIVERSIFIED FINANCIAL SERVICES - 3.5% (Continued)
24,600	Singapore Exchange Ltd.	$144,005
4,093	Synchrony Financial	141,904
1,884	Visa, Inc.	326,968
		1,017,246
	ELECTRIC - 4.2%
7,350	AES Corp	123,186
2,449	Ameren Corp.	183,944
803	American Electric Power Co., Inc.	70,672
1,500	CLP Holdings Ltd.	16,550
1,267	CMS Energy Corp.	73,372
1,205	DTE Energy Co.	154,095
11,796	E.ON SE	128,301
3,372	Enel SpA	23,578
4,835	Exelon Corp.	231,790
700	FirstEnergy Corp.	29,967
3,356	NRG Energy, Inc.	117,863
1,926	PPL Corp.	59,725
400	Shikoku Electric Power Co., Inc.	3,698
3,342	Terna Rete Elettrica Nazionale SpA	21,313
		1,238,054
	ELECTRICAL COMPONENTS & EQUIPMENT - 1.0%
688	AMETEK, Inc.	62,498
2,586	Schneider Electric SE	234,888
		297,386
	ELECTRONICS - 1.5%
572	Agilent Technologies, Inc.	42,711
261	Allegion PLC	28,854
737	Halma PLC	18,947
766	Jabil, Inc.	24,206
2,082	Keysight Technologies, Inc. *	186,984
3,325	National Instruments Corp.	139,617
		441,319
	ENGINEERING & CONSTRUCTION - 0.7%
3,296	ACS Actividades de Construccion y Servicios SA	131,785
1,359	AECOM *	51,438
372	Fluor Corp.	12,533
		195,756

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	ENTERTAINMENT - 0.5%
186	Cinemark Holdings, Inc.	$6,715
29	Madison Square Garden Co.	8,118
11,800	Sega Sammy Holdings, Inc.	143,366
		158,199
	ENVIRONMENTAL CONTROL - 0.4%
1,095	Waste Management, Inc.	126,330

	FOOD - 1.1%
713	Austevoll Seafood ASA	7,489
428	Koninklijke Ahold Delhaize NV	9,640
2,381	Kroger Co.	51,692
355	Lamb Weston Holdings, Inc.	22,493
4,296	Mondelez International, Inc.	231,554
288	Mowi ASA	6,737
152	US Foods Holding Corp. *	5,436
		335,041
	GAS - 0.1%
1,500	Osaka Gas Co, Ltd.	26,132

	HAND/MACHINE TOOLS - 0.0% ^
500	Techtronic Industries Co. Ltd.	3,827

	HEALTHCARE - PRODUCTS - 1.3%
582	Align Technology, Inc. *	159,293
68	Cooper Cos, Inc.	22,909
47	Hill-Rom Holdings, Inc.	4,917
668	Sonova Holding AG	151,961
139	Thermo Fisher Scientific, Inc.	40,822
		379,902
	HEALTHCARE - SERVICES - 2.5%
756	Anthem, Inc.	213,351
835	Encompass Health Corp.	52,906
1,681	Evotec SE	47,054
1,346	HCA Healthcare, Inc.	181,939
528	Lonza Group AG	178,383
494	Universal Health Services, Inc.	64,413
		738,046

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	HOME BUILDERS - 0.8%
4,900	Daiwa House Industry Co. Ltd.	$142,852
3,058	Persimmon PLC	77,722
		220,574
	HOME FURNISHINGS - 0.0% ^
385	Electrolux AB	9,847

	INSURANCE - 4.0%
14,000	AIA Group Ltd.	150,976
245	Allstate Corp.	24,914
114	Aon PLC	22,000
3,041	Athene Holding Ltd. *	130,945
3,322	Brighthouse Financial, Inc. *	121,884
1,917	Insurance Australia Group Ltd. *	11,112
31,096	Legal & General Group PLC	106,657
108	NN Group NV	4,354
2,148	Progressive Corp.	171,690
625	Reinsurance Group of America, Inc.	97,519
178	SCOR SE	7,816
1,504	Storebrand ASA	11,057
3,268	Unum Group	109,641
3,502	Voya Financial, Inc.	193,661
		1,164,226
	INTERNET - 8.4%
248	Alphabet, Inc. - Class A *	268,066
250	Alphabet, Inc. - Class C *	270,700
324	Amazon.com, Inc. *	613,536
32	Booking Holdings, Inc. *	59,991
707	CDW Corp.	78,477
4,569	eBay, Inc.	180,476
1,902	Facebook, Inc. *	367,086
321	GoDaddy, Inc. *	22,518
575	Match Group, Inc. *	38,680
314	Netflix, Inc. *	115,338
901	Palo Alto Networks, Inc. *	183,588
776	VeriSign, Inc. *	162,308
33,400	Yahoo Japan Corp.	97,962
		2,458,726

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	IRON/STEEL - 0.1%
1,400	Labrador Iron Ore Royalty Corp.	$37,519

	LEISURE TIME - 0.5%
2,905	Carnival Corp.	135,228
174	Carnival PLC - ADR	7,877
		143,105
	LODGING - 0.8%
836	Hilton Worldwide Holdings, Inc.	81,711
2,671	Las Vegas Sands Corp.	157,829
		239,540
	MACHINERY - CONSTRUCTION & MINING - 0.9%
265	Caterpillar, Inc.	36,117
6,000	Hitachi Ltd.	219,918
		256,035
	MACHINERY - DIVERSIFIED - 0.3%
2,122	Atlas Copco AB	67,881
132	Curtiss-Wright Corp.	16,781
		84,662
	MEDIA - 1.6%
12,712	News Corp.	171,485
10,882	Pearson PLC	113,483
2,456	Wolters Kluwer NV *	179,057
		464,025
	MINING - 0.7%
5,489	Alcoa Corp. *	128,497
900	Kirkland Lake Gold Ltd.	38,858
765	Rio Tinto PLC - ADR	47,690
		215,045
	MISCELLANEOUS MANUFACTURER - 1.1%
557	Eaton Corp PLC	46,387
819	Ingersoll-Rand PLC	103,743
1,038	Parker-Hannifin Corp.	176,470
		326,600
	OIL & GAS - 4.1%
3,425	ConocoPhillips	208,925
1,137	Eni SpA	18,912
318	Helmerich & Payne, Inc.	16,097
8,027	Marathon Petroleum Corp.	114,064
1,218	Occidental Petroleum Corp.	61,241

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	OIL & GAS - 4.1% (Continued)
108	OMV AG	$5,270
2,310	Phillips 66	216,077
683	Royal Dutch Shell PLC - Class A	22,362
173	Royal Dutch Shell PLC - Class B	5,683
4,200	Suncor Energy, Inc.	131,295
4,305	TechnipFMC PLC *	111,672
2,148	Valero Energy Corp.	183,890
4,244	Woodside Petroleum Ltd.	108,288
		1,203,776
	OIL & GAS SERVICES - 0.2%
950	Apergy Corp	31,863
482	TGS NOPEC Geophysical Co. ASA	13,523
		45,386
	PACKAGING & CONTAINERS - 0.6%
954	Ball Corp.	66,770
480	Berry Global Group, Inc. *	25,243
1,025	Crown Holdings, Inc.	62,628
650	Sealed Air Corp.	27,807
		182,448
	PHARMACEUTICALS - 4.9%
1,685	AbbVie, Inc.	122,533
5,700	Astellas Pharma, Inc.	81,209
4,486	Bristol-Myers Squibb Co.	203,440
79	Eli Lilly & Co.	8,752
589	Grifols SA	17,440
346	Johnson & Johnson	48,191
635	McKesson Corp.	85,338
398	Merck & Co., Inc.	33,372
1,034	Merck KGaA	108,285
57	Novartis AG	5,215
3,033	Novo Nordisk A/S	154,797
100	Otsuka Holdings Co. Ltd.	3,263
2,957	Pfizer, Inc.	128,097
984	Roche Holding AG	277,185
2,000	Shionogi & Co, Ltd.	115,259
37	Siegfried Holding AG	12,903
488	UCB SA	40,524
		1,445,803

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	PIPELINES - 0.6%
6,218	Kinder Morgan, Inc.	$129,832
2,066	Williams Cos, Inc.	57,931
		187,763
	REAL ESTATE - 0.5%
500	Mitsui Fudosan Co. Ltd.	12,124
3,600	Sumitomo Realty & Development Co. Ltd.	128,576
		140,700
	REAL ESTATE INVESTMENT TRUSTS - 2.7%
4,403	American Homes 4 Rent	107,037
431	American Tower Corp.	88,118
1,485	Camden Property Trust	155,019
7	Daiwa House REIT Investment Corp. *	16,899
3,179	Duke Realty Corp.	100,488
575	Equity LifeStyle Properties, Inc.	69,771
639	Host Hotels & Resorts, Inc.	11,643
2	Japan Retail Fund Investment Corp.	4,047
377	Lamar Advertising Co.	30,428
565	Prologis, Inc.	45,257
2,299	STORE Capital Corp.	76,304
630	Sun Communities, Inc.	80,760
		785,771
	RETAIL - 3.3%
600	Alimentation Couche-Tard, Inc.	37,839
164	AutoNation, Inc.	6,878
136	AutoZone, Inc. *	149,528
72	Casey’s General Stores, Inc.	11,231
217	Chipotle Mexican Grill, Inc. *	159,035
90	Dollar General Corp.	12,164
1,051	Lowe’s Cos, Inc.	106,056
2,640	Starbucks Corp.	221,311
2,202	Target Corp.	190,715
701	Yum! Brands, Inc.	77,580
		972,337
	SEMICONDUCTORS - 1.6%
1,092	ASML Holding NV	228,494
838	BE Semiconductor Industries NV	21,606
1,862	Infineon Technologies AG	32,973
127	Lam Research Corp.	23,856

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	SEMICONDUCTORS - 1.6% (Continued)
365	Qorvo, Inc.	$24,313
643	STMicroelectronics NV	11,423
985	Xilinx, Inc.	116,151
		458,816
	SOFTWARE - 6.3%
617	Cadence Design Systems, Inc.	43,690
2,002	Citrix Systems, Inc.	196,476
648	Dassault Systemes SE	103,533
1,425	Fidelity National Information Services, Inc.	174,819
188	Intuit, Inc.	49,130
1,400	Konami Holdings Corp.	65,621
211	Lectra	5,418
1,185	Microsoft Corp.	158,743
475	MSCI, Inc.	113,425
3,500	Open Text Corp.	144,741
2,385	Oracle Corp.	135,873
1,289	salesforce.com, Inc.	195,580
790	ServiceNow, Inc. *	216,910
148	SimCorp A/S	14,339
504	Smartsheet, Inc.	24,394
227	Temenos AG	40,662
400	TIS, Inc. *	20,382
614	Veeva Systems, Inc.	99,536
300	Vmware, Inc.	50,163
		1,853,435
	TELECOMMUNICATIONS - 2.9%
3,800	KDDI Corp.	96,764
845	Motorola Solutions, Inc.	140,887
2,400	SoftBank Group Corp.	115,055
14,560	Telefonaktiebolaget LM Ericsson	138,253
14,443	Telefonica SA	118,769
284	Telenor ASA	6,032
2,312	Telephone & Data Systems, Inc.	70,285
3,007	Verizon Communications, Inc.	171,790
		857,835
	TRANSPORTATION - 3.3%
2,989	Aurizon Holdings Ltd.	11,327
400	Canadian Pacific Railway Ltd.	94,411

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	TRANSPORTATION - 3.3% (Continued)
800	Central Japan Railway Co.	$160,238
1,893	CSX Corp.	146,461
1,300	East Japan Railway Co.	121,626
893	Norfolk Southern Corp.	178,002
1,462	Union Pacific Corp.	247,240
		959,305

	TOTAL COMMON STOCKS (Cost - $27,675,165)	29,012,828

	TOTAL INVESTMENTS - 98.9% (Cost - $27,675,165)	$29,012,828
	OTHER ASSETS LESS LIABILITIES - NET - 1.1%	314,063
	TOTAL NET ASSETS - 100.0%	$29,326,891

*	Non-income producing security.

^	Represents less than 0.05%

ADR - American Depository Receipt

PLC - Public Limited Company

REIT - Real Estate Investment Trust

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

PORTFOLIO OF INVESTMENTS

June 30, 2019 (Unaudited)

Shares		Value
	COMMON STOCKS - 99.1%
	ADVERTISING - 1.2%
3,083	Boeing Co.	$1,122,243

	AEROSPACE/DEFENSE - 2.5%
5,790	HEICO Corp.	774,760
4,264	L3Harris Technologies, Inc. *	806,450
7,481	Spirit AeroSystems Holdings, Inc.	608,729
		2,189,939
	AIRLINES - 0.5%
7,697	Delta Air Lines, Inc.	436,805

	AUTO MANUFACTURERS - 0.7%
16,532	General Motors Co.	636,978

	AUTO PARTS & EQUIPMENT - 0.8%
15,117	Allison Transmission Holdings, Inc.	700,673

	BANKS - 2.0%
1,164	CIT Group, Inc.	61,157
4,246	Popular, Inc.	230,303
4,479	Signature Bank	541,242
878	SVB Financial Group *	197,190
6,466	Western Alliance Bancorp *	289,160
9,655	Zions Bancorp NA	443,937
		1,762,989
	BEVERAGES - 1.0%
3,857	Coca-Cola Co.	217,921
9,320	Monster Beverage Corp. *	594,896
779	PepsiCo, Inc.	102,150
		914,967
	BIOTECHNOLOGY - 4.1%
6,165	Alexion Pharmaceuticals, Inc. *	807,492
1,701	Biogen, Inc. *	397,813
5,285	BioMarin Pharmaceutical, Inc. *	452,660
1,300	Exelixis, Inc. *	27,781
10,296	Gilead Sciences, Inc.	695,598
9,005	Incyte Corp. *	765,065
2,741	Vertex Pharmaceuticals, Inc. *	502,645
		3,649,054

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	CHEMICALS - 1.3%
945	Air Products & Chemicals, Inc.	$213,920
1,991	Sherwin-Williams Co.	912,455
		1,126,375
	COMMERCIAL SERVICES - 2.8%
1,120	CoStar Group, Inc. *	620,547
13,562	PayPal Holdings, Inc. *	1,552,307
2,354	Verisk Analytics, Inc.	344,767
		2,517,621
	COMPUTERS - 6.8%
30,587	Apple, Inc.	6,053,779

	DISTRIBUTION/WHOLESALE - 0.1%
2,769	HD Supply Holdings, Inc. *	111,535

	DIVERSIFIED FINANCIAL SERVICES - 6.7%
21,806	Ally Financial, Inc.	675,768
7,329	Mastercard, Inc.	1,938,740
20,531	Synchrony Financial	711,810
15,040	Visa, Inc.	2,610,192
		5,936,510
	ELECTRIC - 1.4%
30,338	AES Corp.	508,465
10,206	Exelon Corp.	489,276
8,236	NRG Energy, Inc.	289,248
		1,286,989
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.8%
7,901	AMETEK, Inc.	717,727

	ELECTRONICS - 2.3%
3,731	Allegion PLC	412,462
3,078	Jabil, Inc.	97,265
8,803	Keysight Technologies, Inc. *	790,597
112	Mettler-Toledo International, Inc. *	94,080
16,133	National Instruments Corp.	677,425
		2,071,829
	ENVIRONMENTAL CONTROL - 0.5%
3,765	Waste Management, Inc.	434,368

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	FOOD - 0.9%
741	Campbell Soup Co.	$29,692
873	Lamb Weston Holdings, Inc.	55,313
12,586	Mondelez International, Inc.	678,385
		763,390
	HEALTHCARE PRODUCTS - 2.4%
2,981	Align Technology, Inc. *	815,900
99	Cooper Cos, Inc.	33,352
3,772	Hill-Rom Holdings, Inc.	394,627
4,420	Hologic, Inc. *	212,248
1,645	Thermo Fisher Scientific, Inc.	483,104
1,668	West Pharmaceutical Services, Inc.	208,750
		2,147,981
	HEALTHCARE - SERVICES - 2.2%
2,874	Anthem, Inc.	811,072
5,256	Encompass Health Corp.	333,020
1,321	Molina Healthcare, Inc. *	189,088
2,408	UnitedHealth Group, Inc.	587,576
		1,920,756
	HOME FURNISHINGS - 0.1%
730	Tempur Sealy International, Inc. *	53,560

	INSURANCE - 1.6%
9,558	Progressive Corp.	763,971
12,009	Voya Financial, Inc.	664,098
		1,428,069
	INTERNET - 19.0%
2,011	Alphabet, Inc. - Class A *	2,173,710
2,003	Alphabet, Inc. - Class C *	2,168,848
2,699	Amazon.com, Inc. *	5,110,907
311	Booking Holdings, Inc. *	583,035
909	CDW Corp.	100,899
22,212	eBay, Inc.	877,374
15,235	Facebook, Inc. *	2,940,355
1,385	GoDaddy, Inc. *	97,158
2,676	Netflix, Inc. *	982,948
3,784	Palo Alto Networks, Inc. *	771,028
1,698	RingCentral, Inc. *	195,134
4,639	Twitter, Inc. *	161,901
3,649	VeriSign, Inc. *	763,225
		16,926,522

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	LODGING - 0.8%
12,428	Las Vegas Sands Corp.	$734,371

	MACHINERY - CONSTRUCTION & MINING - 0.3%
2,111	Caterpillar, Inc.	287,708

	MACHINERY - DIVERSIFIED - 0.4%
2,573	Cummins, Inc.	327,105

	MEDIA - 0.1%
552	Nexstar Media Group, Inc.	55,752
762	World Wrestling Entertainment, Inc.	55,024
		110,776
	MINING - 0.3%
10,063	Alcoa Corp. *	235,575

	MISCELLANEOUS MANUFACTURER - 0.3%
2,323	Ingersoll-Rand PLC	294,254

	OIL & GAS - 0.7%
1,707	ConocoPhillips	104,127
4,305	TechnipFMC PLC *	111,672
4,887	Valero Energy Corp.	418,376
		634,175
	PACKAGING & CONTAINERS - 0.9%
6,715	Berry Global Group, Inc. *	353,142
9,753	Sealed Air Corp.	417,233
		770,375
	PHARMACEUTICALS - 3.6%
16,317	AbbVie, Inc.	1,186,572
7,759	Bristol-Myers Squibb Co.	351,871
275	Cigna Corp.	43,326
2,249	Johnson & Johnson	313,241
4,339	McKesson Corp.	583,118
5,050	Merck & Co, Inc.	423,443
3,417	PRA Health Sciences, Inc. *	338,796
		3,240,367
	REAL ESTATE INVESTMENT TRUSTS - 1.9%
3,129	Duke Realty Corp.	98,908
6,051	Equity LifeStyle Properties, Inc.	734,228

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	REAL ESTATE INVESTMENT TRUSTS - 1.9% (Continued)
5,249	Lamar Advertising Co.	$423,647
5,026	Prologis, Inc.	402,583
		1,659,366
	RETAIL - 7.6%
2,837	Advance Auto Parts, Inc.	437,295
767	AutoZone, Inc. *	843,293
1,080	Chipotle Mexican Grill, Inc. *	791,510
11,738	Lowe’s Cos, Inc.	1,184,482
15,762	Starbucks Corp.	1,321,328
7,590	Target Corp.	657,370
12,211	Walgreens Boots Alliance, Inc.	667,575
7,829	Yum! Brands, Inc.	866,435
		6,769,288
	SEMICONDUCTORS - 2.5%
2,254	Analog Devices, Inc.	254,409
6,193	Cree, Inc. *	347,923
6,660	NXP Semiconductors NV	650,083
12,124	Teradyne, Inc.	580,861
2,967	Xilinx, Inc.	349,869
		2,183,145
	SOFTWARE - 13.9%
103	Adobe, Inc. *	30,349
11,243	Cadence Design Systems, Inc. *	796,117
7,573	Citrix Systems, Inc.	743,214
497	Fair Isaac Corp. *	156,068
3,103	Fidelity National Information Services, Inc.	380,676
2,456	HubSpot, Inc. *	418,797
1,702	Intuit, Inc.	444,784
41,861	Microsoft Corp.	5,607,700
593	MongoDB, Inc. *	90,189
590	MSCI, Inc.	140,886
21,460	Oracle Corp.	1,222,576
1,052	Pluralsight ,Inc. *	31,897
2,667	salesforce.com, Inc. *	404,664
3,593	ServiceNow, Inc. *	986,530
3,403	Smartsheet, Inc. *	164,705
1,148	Veeva Systems, Inc. *	186,102
1,485	Vmware, Inc.	248,307
1,417	Workday, Inc. *	291,307
		12,344,868

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	TELECOMMUNICATIONS - 1.7%
352	Arista Networks, Inc. *	$91,386
12,045	Cisco Systems, Inc.	659,223
4,830	Motorola Solutions, Inc.	805,306
		1,555,915
	TRANSPORTATION - 2.4%
3,396	Norfolk Southern Corp.	676,925
8,485	Union Pacific Corp.	1,434,894
		2,111,819

	TOTAL COMMON STOCKS (Cost - $78,391,457)	88,169,766

	SHORT-TERM INVESTMENT - 0.3%
	MONEY MARKET FUND - 0.3%
254,573	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 2.25% (a)(Cost - $254,573)	254,573

	TOTAL INVESTMENTS - 99.4% (Cost - $78,646,030)	$88,424,339
	OTHER ASSETS LESS LIABILITIES - NET - 0.6%	512,758
	TOTAL NET ASSETS - 100.0%	$88,937,097

*	Non-income producing security.

ADR - American Depository Receipt

PLC - Public Limited Company

REIT - Real Estate Investment Trust

(a)	Money market rate shown represents the rate at June 30, 2019.

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

PORTFOLIO OF INVESTMENTS

June 30, 2019 (Unaudited)

Shares		Value
	COMMON STOCKS - 98.9%
	AEROSPACE/DEFENSE - 2.2%
525	HEICO Corp.	$70,250
5,325	L3Harris Technologies, Inc. *	1,007,117
6,231	Spirit AeroSystems Holdings, Inc.	507,016
4,627	Teledyne Technologies, Inc. *	1,267,196
		2,851,579
	AIRLINES - 1.5%
19,880	American Airlines Group, Inc.	648,287
3,772	Copa Holdings SA	368,034
48,191	JetBlue Airways Corp. *	891,052
		1,907,373
	APPAREL - 0.6%
7,200	Ralph Lauren Corp.	817,848

	AUTO MANUFACTURERS - 0.6%
19,915	General Motors Co.	767,325

	AUTO PARTS & EQUIPMENT - 0.5%
4,731	Lear Corp.	658,886

	BANKS - 10.1%
14,226	CIT Group, Inc.	747,434
39,111	Citizens Financial Group, Inc.	1,382,965
16,681	Comerica, Inc.	1,211,708
56,030	Fifth Third Bancorp	1,563,237
15,257	First Hawaiian, Inc.	394,699
5,640	Northern Trust Corp.	507,600
20,251	Popular, Inc.	1,098,414
57,738	Regions Financial Corp.	862,606
4,206	Signature Bank	508,253
14,141	State Street Corp.	792,744
4,332	SVB Financial Group *	972,924
25,934	Synovus Financial Corp.	907,690
3,554	Umpqua Holdings Corp.	58,961
22,233	Western Alliance Bancorp *	994,260
26,155	Zions Bancorp NA	1,202,607
		13,206,102

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	BEVERAGES - 0.1%
2,423	Molson Coors Brewing Co	$135,688

	BIOTECHNOLOGY - 1.7%
4,884	Alexion Pharmaceuticals, Inc. *	639,706
831	Biogen, Inc. *	194,346
1,000	BioMarin Pharmaceutical, Inc. *	85,650
7,686	Exelixis, Inc. *	164,250
12,122	Gilead Sciences, Inc.	818,962
4,298	Incyte Corp. *	365,158
		2,268,072
	BUILDING MATERIALS - 0.9%
152	Eagle Materials, Inc.	14,090
28,708	Masco Corp.	1,126,502
		1,140,592
	CHEMICALS - 2.4%
21,425	Axalta Coating Systems Ltd. *	637,822
1,259	CF Industries Holdings, Inc.	58,808
16,507	Eastman Chemical Co.	1,284,740
11,835	Huntsman Corp.	241,907
30,339	Olin Corp.	664,727
496	Sherwin-Williams Co.	227,312
		3,115,316
	COMMERCIAL SERVICES - 1.4%
347	Bright Horizons Family Solutions, Inc. *	52,352
88	Graham Holdings Co.	60,723
6,778	IHS Markit Ltd. *	431,894
3,804	ManpowerGroup, Inc.	367,466
8,406	PayPal Holdings, Inc. *	962,151
		1,874,586
	COMPUTERS - 1.0%
16,111	Leidos Holdings, Inc.	1,286,463

	DISTRIBUTION/WHOLESALE - 1.6%
29,039	HD Supply Holdings, Inc. *	1,169,691
11,189	LKQ Corp. *	297,739
11,561	WESCO International, Inc. *	585,565
		2,052,995

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	DIVERSIFIED FINANCIAL SERVICES - 2.7%
42,897	Ally Financial, Inc.	$1,329,378
1,107	Cboe Global Markets, Inc.	114,718
30,303	Jefferies Financial Group, Inc.	582,727
42,669	Synchrony Financial	1,479,334
		3,506,157
	ELECTRIC - 10.8%
77,143	AES Corp.	1,292,917
20,090	Ameren Corp.	1,508,960
25,364	CMS Energy Corp.	1,468,829
12,528	Consolidated Edison, Inc.	1,098,455
12,797	DTE Energy Co.	1,636,480
18,015	Exelon Corp.	863,639
38,125	FirstEnergy Corp.	1,632,131
35,093	NRG Energy, Inc.	1,232,466
52,794	PPL Corp.	1,637,142
3,802	Sempra Energy	522,547
54,162	Vistra Energy Corp.	1,226,228
		14,119,794
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.9%
12,281	AMETEK, Inc.	1,115,606

	ELECTRONICS - 3.2%
9,313	Agilent Technologies, Inc.	695,402
3,211	Allegion PLC	354,976
31,201	Jabil, Inc.	985,952
11,149	Keysight Technologies, Inc. *	1,001,292
26,838	National Instruments Corp.	1,126,928
		4,164,550
	ENGINEERING COMPONENTS & EQUIPMENT - 0.9%
1,360	AECOM *	51,476
33,143	Fluor Corp.	1,116,588
		1,168,064
	ENTERTAINMENT - 0.2%
7,934	Cinemark Holdings, Inc.	286,417

	FOOD - 3.0%
2,102	Campbell Soup Co.	84,227
7,637	Ingredion, Inc.	629,976
48,938	Kroger Co.	1,062,444

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	FOOD - 3.0% (Continued)
18,789	Lamb Weston Holdings, Inc.	$1,190,471
27,990	US Foods Holding Corp. *	1,000,922
		3,968,040
	FOOD SERVICE - 1.0%
34,724	Aramark	1,252,147

	FOREST PRODUCTS & PAPER - 0.7%
20,690	Domtar Corp.	921,326

	GAS - 0.3%
8,086	UGI Corp.	431,873

	HEALTHCARE PRODUCTS - 2.4%
2,646	Align Technology, Inc. *	724,210
1,459	Cooper Cos, Inc.	491,523
7,895	Hill-Rom Holdings, Inc.	825,975
12,709	Hologic, Inc. *	610,286
3,396	West Pharmaceutical Services, Inc.	425,009
		3,077,003
	HEALTHCARE - SERVICES - 1.8%
3,427	Anthem, Inc.	967,134
4,338	Encompass Health Corp.	274,856
258	Molina Healthcare, Inc. *	36,930
7,755	Universal Health Services, Inc.	1,011,174
		2,290,094
	HOME BUILDERS - 0.3%
3,127	DR Horton, Inc.	134,868
5,911	Toll Brothers, Inc.	216,461
		351,329
	HOME FURNISHINGS - 0.3%
4,120	Whirlpool Corp.	586,523

	INSURANCE - 6.1%
2,061	American National Insurance Co.	240,045
25,535	Athene Holding Ltd. *	1,099,537
28,037	Brighthouse Financial, Inc. *	1,028,678
6,732	First American Financial Corp.	361,508
9,815	Mercury General Corp.	613,438

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	INSURANCE - 6.1% (Continued)
1,336	Old Republic International Corp.	$29,900
7,656	Progressive Corp.	611,944
4,215	Reinsurance Group of America, Inc.	657,666
33,779	Unum Group	1,133,285
21,830	Voya Financial, Inc.	1,207,199
1,021	White Mountains Insurance Group Ltd.	1,042,911
		8,026,111
	INTERNET - 1.6%
12,849	eBay, Inc.	507,536
1,866	Palo Alto Networks, Inc. *	380,216
5,580	VeriSign, Inc. *	1,167,113
		2,054,865
	LODGING - 0.7%
15,005	Las Vegas Sands Corp.	886,645
3,162	MGM Resorts International	90,338
		976,983
	MACHINERY - CONSTRUCTION & MINING - 0.4%
5,480	Oshkosh Corp.	457,525

	MACHINERY - DIVERSIFIED - 2.0%
3,112	Crane Co.	259,665
4,939	Cummins, Inc.	846,248
8,536	Curtiss-Wright Corp.	1,085,182
2,480	IDEX Corp.	426,907
		2,618,002
	MEDIA - 1.3%
3,555	John Wiley & Sons, Inc.	163,032
87,223	News Corp.	1,176,638
3,560	Nexstar Media Group, Inc.	359,560
		1,699,230
	MINING - 0.8%
47,261	Alcoa Corp. *	1,106,380

	MISCELLANEOUS MANUFACTURER - 1.6%
5,511	Ingersoll-Rand PLC	698,078
8,293	Parker-Hannifin Corp.	1,409,893
		2,107,971

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	OIL & GAS - 4.8%
17,506	Antero Resources Corp. *	$96,808
9,150	ConocoPhillips	558,150
16,242	Helmerich & Payne, Inc.	822,170
20,223	HollyFrontier Corp.	935,920
78,194	Marathon Oil Corp.	1,111,137
17,769	Occidental Petroleum Corp.	893,425
13,256	PBF Energy, Inc.	414,913
25,385	TechnipFMC PLC *	658,487
9,761	Valero Energy Corp.	835,639
		6,326,649
	OIL & GAS SERVICES - 0.3%
11,277	Apergy Corp. *	378,231

	PACKAGING & CONTAINERS - 1.4%
15,363	Berry Global Group, Inc. *	807,940
23,602	Sealed Air Corp.	1,009,694
		1,817,634
	PHARMACEUTICALS - 2.9%
9,304	AbbVie, Inc.	676,587
12,202	Alkermes PLC *	275,033
10,431	Cardinal Health, Inc.	491,300
1,665	Elanco Animal Health, Inc. *	56,277
3,842	Herbalife Nutrition Ltd. *	164,284
12,180	McKesson Corp.	1,636,870
24,337	Mylan NV *	463,376
		3,763,727
	PIPELINES - 1.2%
19,750	Equitrans Midstream Corp.	389,273
43,680	Williams Cos, Inc.	1,224,787
		1,614,060
	REAL ESTATE INVESTMENT TRUSTS - 11.8%
9,525	American Homes 4 Rent	231,553
11,086	Apartment Investment & Management Co.	555,630
56,208	Brandywine Realty Trust	804,899
11,780	Camden Property Trust	1,229,714
20,780	Columbia Property Trust, Inc.	430,977
34,721	CubeSmart	1,161,070
28,546	Douglas Emmett, Inc.	1,137,273

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

Shares		Value
	REAL ESTATE INVESTMENT TRUSTS - 11.8% (Continued)
41,684	Duke Realty Corp.	$1,317,631
41,492	Healthcare Trust of America, Inc.	1,138,126
5,846	Highwoods Properties, Inc.	241,440
70,405	Host Hotels & Resorts, Inc.	1,282,779
38,685	Iron Mountain, Inc.	1,210,841
4,799	Lamar Advertising Co.	387,327
69,313	Paramount Group, Inc.	971,075
2,658	Park Hotels & Resorts, Inc.	73,254
1,361	Prologis, Inc.	109,016
37,209	Retail Properties of America, Inc.	437,578
33,290	STORE Capital Corp.	1,104,895
9,459	Sun Communities, Inc.	1,212,549
6,986	UDR, Inc.	313,602
		15,351,229

	RETAIL - 4.6%
6,322	Advance Auto Parts, Inc.	974,473
24,205	AutoNation, Inc. *	1,015,158
285	AutoZone, Inc. *	313,349
8,041	Best Buy Co, Inc.	560,699
201	Chipotle Mexican Grill, Inc. *	147,309
1,969	Lowe’s Cos, Inc.	198,692
2,431	Macy’s, Inc.	52,169
1,956	Penske Automotive Group, Inc.	92,519
7,793	Starbucks Corp.	653,287
10,935	Target Corp.	947,080
17,434	Walgreens Boots Alliance, Inc.	953,117
524	Yum! Brands, Inc.	57,991
		5,965,843
	SEMICONDUCTORS - 1.4%
5,898	Cree, Inc. *	331,350
9,904	NXP Semiconductors NV	966,729
6,113	Qorvo, Inc. *	407,187
2,709	Teradyne, Inc.	129,788
		1,835,054

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019 (Unaudited)

	SOFTWARE - 1.5%
10,390	Citrix Systems, Inc.	$1,019,675
7,931	Nuance Communications, Inc. *	126,658
2,910	ServiceNow, Inc. *	798,999
		1,945,332
	TELECOMMUNICATIONS - 1.2%
7,165	Motorola Solutions, Inc.	1,194,620
12,285	Telephone & Data Systems, Inc.	373,466
		1,568,086
	TOYS/GAMES/HOBBIES - 0.1%
15,276	Mattel, Inc. *	171,244

	TRANSPORTATION - 0.1%
498	Union Pacific Corp.	84,217

	TOTAL COMMON STOCKS (Cost - $125,512,920)	129,190,121

	SHORT-TERM INVESTMENT - 0.6%
	MONEY MARKET FUND - 0.6%
828,037	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 2.25% (a)(Cost - $828,037)	828,037

	TOTAL INVESTMENTS - 99.5% (Cost - $126,340,957)	$130,018,158
	OTHER ASSETS LESS LIABILITIES - NET - 0.5%	586,330
	TOTAL NET ASSETS - 100.0%	$130,604,488

*	Non-income producing security.

(a)	Money market rate shown represents the rate at June 30, 2019.

PLC - Public Limited Company

REIT - Real Estate Investment Trust

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Assets and Liabilities
June 30, 2019 (Unaudited)

	Global Atlantic	Global Atlantic	Global Atlantic	Global Atlantic BlackRock
	BlackRock Allocation	BlackRock Disciplined	BlackRock Disciplined	Disciplined International
	Portfolio	Core Portfolio	Growth Portfolio	Core Portfolio
Assets:
Investments in securities, at cost	$78,200,404	$518,386,091	$15,026,086	$144,465,353
Investments in securities, at value	$82,876,854	$570,373,643	$17,350,324	$144,501,140
Foreign Cash (cost: $-, $-, $- and $3,651,641, respectively)	—	—	—	3,665,783
Deposits with broker +	—	354,643	10,396	213,078
Unrealized appreciation on futures contracts	—	136,280	4,933	95,745
Receivable for securities sold	111,737	9,142,328	939,186	462,820
Receivable for portfolio shares sold	90,210	—	—	—
Interest and dividends receivable	119	564,568	7,873	796,184
Total Assets	83,078,920	580,571,462	18,312,712	149,734,750
Liabilities:

Unrealized depreciation on forward foreign exchange contracts	—	—	—	51
Payable for Portfolio shares redeemed	3,373	189,252	16,114	129,476
Payable for securities purchased	—	8,453,908	883,533	557,034
Accrued distribution (12b-1) fees	3,116	7,124	3,537	8,739
Accrued investment advisory fees - net	13,291	174,941	5,463	65,484
Administrative service fees payable	6,290	32,378	2,949	10,398
Accrued expenses and other liabilities	3,787	26,501	463	6,454
Total Liabilities	29,857	8,884,104	912,059	777,636
Net Assets	$83,049,063	$571,687,358	$17,400,653	$148,957,114

Net Assets:
Paid in capital	$76,174,441	$503,699,686	$14,014,822	$155,769,483
Accumulated earnings (losses)	6,874,622	67,987,672	3,385,831	(6,812,369)
Net Assets	83,049,063	571,687,358	17,400,653	148,957,114

Class I Shares:
Net assets	$67,707,045	$536,614,663	$—	$105,527,347
Total shares outstanding at end of period
($0 par value, unlimited shares authorized)	6,215,372	46,585,165	—	10,887,459

Net asset value, offering and redemption price per share
(Net assets ÷ Total shares of beneficial interest outstanding)	$10.89	$11.52	$—	$9.69

Class II Shares:
Net assets	$15,342,018	$35,072,695	$17,400,653	$43,429,767
Total shares outstanding at end of period
($0 par value, unlimited shares authorized)	1,411,468	3,052,648	1,459,497	4,492,484

Net asset value, offering and redemption price per share
(Net assets ÷ Total shares of beneficial interest outstanding)	$10.87	$11.49	$11.92	$9.67

+	Collateral for futures contracts and foreign currency contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Assets and Liabilities (Continued)
June 30, 2019 (Unaudited)

	Global Atlantic BlackRock	Global Atlantic BlackRock	Global Atlantic BlackRock	Global Atlantic
	Disciplined Mid Cap	Disciplined Small Cap	Disciplined U.S. Core	BlackRock Disciplined
	Growth Portfolio	Portfolio	Portfolio	Value Portfolio
Assets:
Investments in securities, at cost	$167,004,904	$17,592,835	$22,364,681	258,635,000
Investments in securities, at value	$194,139,043	$17,760,890	$24,644,881	274,727,013
Cash	1,058	—	—	—
Deposits with broker +	128,848	19,523	22,714	169,069
Unrealized appreciation on futures contracts	46,442	10,030	7,946	60,379
Receivable for portfolio shares sold	—	—	—	239
Receivable for securities sold	31,779,773	346,011	746,922	14,154,267
Interest and dividends receivable	95,211	20,302	17,950	295,808
Total Assets	226,190,375	18,156,756	25,440,413	289,406,775
Liabilities:
Payable for Portfolio shares redeemed	158,321	1,013	873	297,236
Payable for securities purchased	31,057,709	380,567	562,347	13,427,544
Accrued investment advisory fees - net	82,826	6,757	6,860	97,296
Accrued distribution (12b-1) fees	10,250	1,696	702	1,548
Administrative service fees payable	12,449	3,048	3,467	16,804
Accrued expenses and other liabilities	8,300	636	1,211	12,124
Total Liabilities	31,329,855	393,717	575,460	13,852,552
Net Assets	$194,860,520	$17,763,039	$24,864,953	275,554,223
Net Assets:
Paid in capital	$158,855,447	$16,604,426	$21,729,720	252,084,280
Accumulated earnings	36,005,073	1,158,613	3,135,233	23,469,943
Net Assets	$194,860,520	$17,763,039	$24,864,953	$275,554,223

Class I Shares:
Net assets	$144,385,487	$9,293,584	$21,398,236	267,934,921
Total shares outstanding at end of period
($0 par value, unlimited shares authorized)	11,613,398	858,670	1,871,922	24,529,263
Net asset value, offering and redemption price per share
(Net assets ÷ Total shares of beneficial interest outstanding)	$12.43	$10.82	$11.43	10.92

Class II Shares:
Net assets	$50,475,033	$8,469,455	$3,466,717	7,619,302
Total shares outstanding at end of period
($0 par value, unlimited shares authorized)	4,066,779	784,172	304,006	698,019
Net asset value, offering and redemption price per share
(Net assets ÷ Total shares of beneficial interest outstanding)	$12.41	$10.80	$11.40	10.92

+	Collateral for futures contracts and foreign currency contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Assets and Liabilities (Continued)
June 30, 2019 (Unaudited)

	Global Atlantic	Global Atlantic Goldman		Global Atlantic Goldman	Global Atlantic Goldman
	BlackRock High	Sachs Core Fixed		Sachs Global Equity	Sachs Large Cap Growth
	Yield Portfolio	Income Portfolio		Insights Portfolio	Insights Portfolio
Assets:
Investments in securities, at cost	$70,872,505	$104,990,922		$27,675,165	$78,646,030
Investments in securities, at value	$71,505,084	$108,219,446		$29,012,828	$88,424,339
Foreign cash (Cost: $0, $32,481, $147,377, and $0, respectively)	—	33,557		216,609	—
Deposits with broker +	47,813	220,660		—	—
Unrealized appreciation on futures contracts	—	201,739		—	—
Unrealized appreciation on swap contracts	—	52,539		—	—
Unrealized appreciation on forward foreign currency contracts	—	79,358		—	—
Interest and dividends receivable	1,064,950	558,153		53,949	36,646
Receivable for Portfolio shares sold	1,766,386	104,326		175	—
Receivable for securities sold	19,953	5,330,200		86,672	16,828,885
Total Assets	74,404,186	114,799,978		29,370,233	105,289,870
Liabilities:
Due to Custodian	—	—		16,932	—
Unrealized depreciation on futures contracts	25,474	—		—	—
Payable for securities purchased	787,918	20,949,283		—	16,250,782
Payable for portfolio shares redeemed	200	—		4,064	66,007
Accrued investment advisory fees - net	27,668	24,038		14,599	25,101
Accrued distribution (12b-1) fees	187	—		2,639	814
Administrative service fees payable	7,047	8,288		3,665	6,669
Accrued expenses and other liabilities	2,939	3,960		1,443	3,400
Total Liabilities	851,433	20,985,569		43,342	16,352,773
Net Assets	$73,552,753	$93,814,409		$29,326,891	$88,937,097

Net Assets:
Paid in capital	$70,182,134	$87,076,023		$28,732,282	$75,870,711
Accumulated earnings/(losses)	3,370,619	6,738,386		594,609	13,066,386
Net Assets	$73,552,753	$93,814,409		$29,326,891	$88,937,097

Class I Shares:
Net assets	$72,636,383	$93,814,398		$16,273,691	$84,944,568
Total shares outstanding at end of period
($0 par value, unlimited shares authorized)	6,965,301	8,852,873		1,564,336	7,294,591

Net asset value, offering and redemption price per share
(Net assets ÷ Total shares of beneficial interest outstanding)	$10.43	$10.60		$10.40	$11.64

Class II Shares:
Net assets	$916,370	$11		$13,053,200	$3,992,529
Total shares outstanding at end of period
($0 par value, unlimited shares authorized)	88,192	1		1,258,254	343,815

Net asset value, offering and redemption price per share
(Net assets ÷ Total shares of beneficial interest outstanding)	$10.39	$10.60	(a)	$10.37	$11.61

(a)	NAV may not recalculate due to rounding of net assets.

+	Collateral for forward foreign currency contracts, futures contracts, and swap contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Assets and Liabilities (Continued)
June 30, 2019 (Unaudited)

Global Atlantic Goldman
Sachs Mid Cap Value
Insights Portfolio
Assets:
Investments in securities, at cost	$126,340,957
Investments in securities, at value	$130,018,158
Interest and dividends receivable	186,126
Receivable for Portfolio shares sold	3,476
Receivable for securities sold	27,484,546
Total Assets	157,692,306
Liabilities:
Payable for securities purchased	26,991,375
Payable for Portfolio shares redeemed	9,800
Accrued investment advisory fees - net	56,025
Accrued distribution (12b-1) fees	15,976
Administrative service fees payable	8,872
Accrued expenses and other liabilities	5,770
Total Liabilities	27,087,818
Net Assets	$130,604,488

Net Assets:
Paid in capital	$128,297,658
Accumulated earnings	2,306,830
Net Assets	$130,604,488

Class I Shares:
Net assets	$51,369,925
Total shares outstanding at end of period
($0 par value, unlimited shares authorized)	4,985,068

Net asset value, offering and redemption price per share
(Net assets ÷ Total shares of beneficial interest outstanding)	$10.30

Class II Shares:
Net assets	$79,234,563
Total shares outstanding at end of period
($0 par value, unlimited shares authorized)	7,713,060

Net asset value, offering and redemption price per share
(Net assets ÷ Total shares of beneficial interest outstanding)	$10.27

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Operations
For the Six Months Ended June 30, 2019 (Unaudited)

	Global Atlantic	Global Atlantic	Global Atlantic	Global Atlantic BlackRock
	BlackRock Allocation	BlackRock Disciplined	BlackRock Disciplined	Disciplined International
	Portfolio	Core Portfolio	Growth Portfolio	Core Portfolio
Investment Income:
Dividend income	$950,933	$5,637,283 *	$120,136 **	$2,856,346 ***
Interest income	637	90,306	3,460	6,106
Total Investment Income	951,570	5,727,589	123,596	2,862,452
Expenses:
Investment advisory fees	88,791	1,091,609	38,859	439,345
Distribution fees (12b-1) - Class II Shares	18,293	42,787	21,589	53,899
Administrative service fees	31,397	193,228	9,374	53,639
Legal fees	9,885	68,579	2,116	17,931
Trustees fees	3,505	24,314	750	6,358
Custody fees	—	9	18	1,969
Miscellaneous Expense	515	3,597	112	937
Total Expenses	152,386	1,424,123	72,818	574,078
Expenses waived	(8,375)	(37,097)	(4,546)	(12,773)
Net Expenses	144,011	1,387,026	68,272	561,305
Net Investment Income	807,559	4,340,563	55,324	2,301,147

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Translations
Net realized gain/(loss) on:
Investments	54,306	12,231,230	496,107	(3,387,663)
Futures contracts	—	1,057,062	34,593	359,712
Futures commissions	—	(1,904)	(59)	(1,200)
Foreign currency translations	—	(66)	—	(13,499)
Forward foreign currency contracts	—	—	—	4,291
	54,306	13,286,322	530,641	(3,038,359)
Net change in unrealized depreciation on:
Investments	9,174,684	74,938,708	2,652,204	19,562,049
Futures contracts	—	332,438	3,251	202,700
Foreign currency translations	—	1,297	—	2,558
Forward foreign currency contracts	—	—	—	12,987
	9,174,684	75,272,443	2,655,455	19,780,294
Net Realized and Unrealized Gain on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Translations	9,228,990	88,558,765	3,186,096	16,741,935
Net Increase in Net Assets Resulting from Operations	$10,036,549	$92,899,328	$3,241,420	$19,043,082

*	Foreign Taxes Withheld $36,339

**	Foreign Taxes Withheld $47

***	Foreign Taxes Withheld $346,579

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Operations (Continued)
For the Six Months Ended June 30, 2019 (Unaudited)

	Global Atlantic BlackRock	Global Atlantic BlackRock	Global Atlantic BlackRock	Global Atlantic
	Disciplined Mid Cap	Disciplined Small Cap	Disciplined U.S. Core	BlackRock Disciplined
	Growth Portfolio	Portfolio	Portfolio	Value Portfolio
Investment Income:
Dividend income	$988,966 *	$136,243 **	$238,728 ***	$3,599,360	****
Interest income	28,500	4,699	5,345	41,714
Total Investment Income	1,017,466	140,942	244,073	3,641,074
Expenses:
Investment advisory fees	519,902	48,334	46,761	611,611
Distribution fees (12b-1) - Class II Shares	60,569	10,391	4,110	9,484
Administrative service fees	67,839	9,767	11,829	95,728
Legal fees	23,170	2,192	2,938	33,292
Trustees fees	8,214	777	1,042	11,804
Miscellaneous Expense	1,171	117	152	1,784
Total Expenses	680,865	71,578	66,832	763,703
Expenses waived	(24,162)	(4,766)	(5,125)	(19,984)
Net Expenses	656,703	66,812	61,707	743,719
Net Investment Income	360,763	74,130	182,366	2,897,355

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Foreign Currency Translations and Payments from Affiliate
Net realized gain (loss) on:
Investments	7,958,139	310,413	453,914	4,863,417
Futures contracts	294,480	54,559	51,030	517,579
Futures commissions	(726)	(205)	(90)	(976)
	8,251,893	364,767	504,854	5,380,020
Net change in unrealized appreciation (depreciation) on:
Investments	33,274,866	2,399,537	3,256,142	32,237,067
Futures contracts	133,387	19,831	22,970	167,131
	33,408,253	2,419,368	3,279,112	32,404,198

Net Realized and Unrealized Gain on Investments, Futures Contracts, Foreign Currency Translations and Payments From Affiliate	41,660,146	2,784,135	3,783,966	37,784,218

Net Increase in Net Assets Resulting from Operations	$42,020,909	$2,858,265	$3,966,332	$40,681,573

*	Foreign Taxes Withheld $50

**	Foreign Taxes Withheld $20

***	Foreign Taxes Withheld $56

****	Foreign Taxes Withheld $243

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Operations (Continued)
For the Six Months Ended June 30, 2019 (Unaudited)

	Global Atlantic	Global Atlantic Goldman	Global Atlantic Goldman	Global Atlantic Goldman
	BlackRock High	Sachs Core Fixed	Sachs Global Equity	Sachs Large Cap Growth
	Yield Portfolio	Income Portfolio	Insights Portfolio	Insights Portfolio
Investment Income:
Dividend income	$—	$—	$397,663 *	$591,620
Interest income	2,130,156	1,487,446	241	6,341
Total Investment Income	2,130,156	1,487,446	397,904	597,961
Expenses:
Investment advisory fees	181,728	155,939	91,475	162,018
Distribution fees (12b-1) - Class II Shares	1,194	—	16,161	4,733
Administrative service fees	29,669	36,468	13,537	33,175
Legal fees	8,900	11,226	3,556	10,728
Trustees fees	3,156	3,981	1,261	3,803
Custody fees	373	108	620	—
Miscellaneous Expense	481	583	192	557
Total Expenses	225,501	208,305	126,802	215,014
Expenses waived	(9,474)	(10,968)	(5,434)	(8,752)
Net Expenses	216,027	197,337	121,368	206,262
Net Investment Income	1,914,129	1,290,109	276,536	391,699

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Swap Contracts, Foreign Currency Translations and Forward Foreign Currrency Contracts
Net realized gain/(loss) on:
Investments	(1,544,144)	437,214	(551,151)	1,598,926
Options	—	(3,061)	—	—
Futures contracts	(58,023)	434,517	—	(4,281)
Futures commissions	(436)	(6,719)	—	—
Swap Contracts	—	77,434	—	—
Forward foreign currency contracts	—	16,422	—	—
Foreign currency translations	—	7,980	4,553	—
	(1,602,603)	963,787	(546,598)	1,594,645
Net change in unrealized appreciation (depreciation) on:
Investments	6,987,474	3,723,111	4,094,171	13,298,467
Futures contracts	(22,090)	27,122	—	—
Swap contracts	—	(19,021)	—	—
Forward foreign currency contracts	—	91,661	—	—
Foreign currency translations	—	2,049	929	—
	6,965,384	3,824,922	4,095,100	13,298,467

Net Realized and Unrealized Gain on Investments, Futures Contracts, Swap Contracts, Foreign Currency Translations and Forward Foreign Currency Contracts	5,362,781	4,788,709	3,548,502	14,893,112
Net Increase in Net Assets Resulting from Operations	$7,276,910	$6,078,818	$3,825,038	$15,284,811

*	Foreign Taxes Withheld $28,935.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Operations (Continued)
For the Six Months Ended June 30, 2019 (Unaudited)

Global Atlantic Goldman
Sachs Mid Cap Value
Insights Portfolio
Investment Income:
Dividend income	$1,489,104 *
Interest income	10,300
Total Investment Income	1,499,404
Expenses:
Investment advisory fees	361,118
Distribution fees (12b-1) - Class II Shares	99,273
Administrative service fees	47,975
Legal fees	16,075
Trustees fees	5,701
Custody fees	2,433
Miscellaneous expense	873
Total Expenses	533,448
Expenses waived	(11,391)
Net Expenses	522,057
Net Investment Income	977,347

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net Realized Loss on:
Investments	(3,056,817)
Net change in unrealized appreciation on:
Investments	18,471,397

Net Realized and Unrealized Gain on Investments	15,414,580

Net Increase in Net Assets Resulting from Operations	$16,391,927

*	Foreign Taxes Withheld $1,761.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets

	Global Atlantic BlackRock		Global Atlantic BlackRock
	Allocation Portfolio		Disciplined Core Portfolio
	Six months ended	Year ended	Six months ended	Year ended
	June 30, 2019	December 31,	June 30, 2019	December 31,
	(Unaudited)	2018	(Unaudited)	2018

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$807,559	$1,766,322	$4,340,563	$8,338,625
Net realized gain/(loss) on investments, futures contracts, forward foreign currency contracts, foreign currency translations and payments from affiliate	54,306	(488,644)	13,286,322	(4,103,445)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, forward foreign currency contracts and foreign currency translations	9,174,684	(5,623,615)	75,272,443	(32,111,695)
Net increase (decrease) in net assets resulting from operations	10,036,549	(4,345,937)	92,899,328	(27,876,515)

From Distributions to Shareholders:
Total distributions paid	—	(361,277)	—	(8,261,415)

From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	643,517	4,710,096	297,007	275,178,625
Class II	928,513	8,539,942	122,525	5,280,712
Reinvestment of distributions
Class I	—	319,042	—	7,813,964
Class II	—	42,236	—	447,452
Cost of shares redeemed
Class I	(4,639,807)	(12,957,720)	(37,408,408)	(78,346,434)
Class II	(1,187,464)	(2,903,952)	(3,155,446)	(7,914,091)
Net increase (decrease) in net assets from share transactions of beneficial interest	(4,255,241)	(2,250,356)	(40,144,322)	202,460,228
Total increase (decrease) in net assets	5,781,308	(6,957,570)	52,755,006	166,322,298

Net Assets:
Beginning of period	77,267,755	84,225,325	518,932,352	352,610,054
End of period	$83,049,063	$77,267,755	$571,687,358	$518,932,352

Share Activity:
Class I
Shares Sold	60,767	458,954	27,790	26,048,710
Shares Reinvested	—	32,456	—	761,595
Shares Redeemed	(445,527)	(1,270,339)	(3,403,546)	(7,300,038)
Net increase (decrease) in shares of beneficial interest outstanding	(384,760)	(778,929)	(3,375,756)	19,510,267

Share Activity:
Class II
Shares Sold	88,529	831,755	10,692	489,813
Shares Reinvested	—	4,301	—	43,654
Shares Redeemed	(114,330)	(285,815)	(294,151)	(735,161)
Net increase (decrease) in shares of beneficial interest outstanding	(25,801)	550,241	(283,459)	(201,694)

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets

	Global Atlantic BlackRock		Global Atlantic BlackRock Disciplined
	Disciplined Growth Portfolio		International Core Portfolio
	Six months ended	Year ended	Six months ended	Year ended
	June 30, 2019	December 31,	June 30, 2019	December 31,
	(Unaudited)	2018	(Unaudited)	2018

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$55,324	$147,181	$2,301,147	$3,320,882
Net realized gain (loss) on investments, futures contracts, forward foreign currency contracts and payments from affiliate	530,641	427,787	(3,038,359)	(6,606,793)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, foreign currency translations and forward foreign currency contracts	2,655,455	(793,512)	19,780,294	(21,191,740)
Net increase (decrease) in net assets resulting from operations	3,241,420	(218,544)	19,043,082	(24,477,651)

From Distributions to Shareholders:
Total distributions paid	—	(283,113)	—	(3,135,099)

From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	—	—	333,231	60,436,711
Class II	333,919	701,973	359,833	47,547,508
Reinvestment of distributions
Class I	—	—	—	2,260,346
Class II	—	283,113	—	874,754
Cost of shares redeemed
Class I	—	—	(6,990,935)	(11,619,140)
Class II	(1,981,309)	(5,210,960)	(3,534,611)	(4,308,815)
Net increase (decrease) in net assets from share transactions of beneficial interest	(1,647,390)	(4,225,874)	(9,832,482)	95,191,364
Total increase (decrease) in net assets	1,594,030	(4,727,531)	9,210,600	67,578,614

Net Assets:
Beginning of period	15,806,623	20,534,154	139,746,514	72,167,900
End of period	$17,400,653	$15,806,623	$148,957,114	$139,746,514

Share Activity:
Class I
Shares Sold	—	—	35,799	5,956,019
Shares Reinvested	—	—	—	259,512
Shares Redeemed	—	—	(756,781)	(1,184,435)
Net increase (decrease) in shares of beneficial interest outstanding	—	—	(720,982)	5,031,096

Share Activity:
Class II
Shares Sold	30,176	63,002	38,507	4,680,473
Shares Reinvested	—	27,118	—	100,546
Shares Redeemed	(175,572)	(475,123)	(381,296)	(445,806)
Net increase (decrease) in shares of beneficial interest outstanding	(145,396)	(385,003)	(342,789)	4,335,213

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets

	Global Atlantic BlackRock		Global Atlantic BlackRock
	Disciplined Mid Cap Growth Portfolio		Disciplined Small Cap Portfolio
	Six months ended	Year ended	Six months ended	Year ended
	June 30, 2019	December 31,	June 30, 2019	December 31,
	(Unaudited)	2018	(Unaudited)	2018

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$360,763	$1,723,701	$74,130	$110,139
Net realized gain on investments, futures contracts, foreign currency translations and payments from affiliate	8,251,893	45,574	364,767	457,116
Net change in unrealized appreciation (depreciation) on investments and futures contracts	33,408,253	(8,548,365)	2,419,368	(2,442,580)
Net increase (decrease) in net assets resulting from operations	42,020,909	(6,779,090)	2,858,265	(1,875,325)

From Distributions to Shareholders:
Total distributions paid	—	(2,125,079)	—	(104,521)

From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	312,515	60,544,967	124,562	154,274
Class II	264,314	34,653,907	286,445	5,930,065
Reinvestment of distributions
Class I	—	1,648,223	—	65,101
Class II	—	476,857	—	39,420
Cost of shares redeemed
Class I	(13,386,625)	(23,194,442)	(1,183,838)	(1,925,214)
Class II	(3,788,694)	(7,045,289)	(668,064)	(1,470,068)
Net increase (decrease) in net assets from share transactions of beneficial interest	(16,598,490)	67,084,223	(1,440,895)	2,793,578
Total increase in net assets	25,422,419	58,180,054	1,417,370	813,732

Net Assets:
Beginning of period	169,438,101	111,258,047	16,345,669	15,531,937
End of period	$194,860,520	$169,438,101	$17,763,039	$16,345,669

Share Activity:
Class I
Shares Sold	26,130	5,651,636	12,002	14,058
Shares Reinvested	—	160,177	—	6,523
Shares Redeemed	(1,144,521)	(2,110,745)	(112,684)	(182,058)
Net increase (decrease) in shares of beneficial interest outstanding	(1,118,391)	3,701,068	(100,682)	(161,477)

Share Activity:
Class II
Shares Sold	23,380	3,246,172	27,609	556,716
Shares Reinvested	—	46,342	—	3,950
Shares Redeemed	(327,695)	(641,559)	(64,195)	(138,711)
Net increase (decrease) in shares of beneficial interest outstanding	(304,315)	2,650,955	(36,586)	421,955

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets

	Global Atlantic BlackRock		Global Atlantic BlackRock
	Disciplined U.S. Core Portfolio		Disciplined Value Portfolio
	Six months ended	Year ended	Six months ended	Year ended
	June 30, 2019	December 31,	June 30, 2019	December 31,
	(Unaudited)	2018	(Unaudited)	2018

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$182,366	$364,690	$2,897,355	$5,777,992
Net realized gain (loss) on investments, futures contracts, foreign currency translations and payments from affiliate	504,854	54,199	5,380,020	(2,539,434)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	3,279,112	(1,588,092)	32,404,198	(25,151,739)
Net increase(decrease) in net assets resulting from operations	3,966,332	(1,169,203)	40,681,573	(21,913,181)

From Distributions to Shareholders:
Total distributions paid	—	(520,852)	—	(6,273,213)

From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	502,605	464,122	706,922	5,139,697
Class II	259,095	3,681,529	62,208	132,447
Reinvestment of distributions
Class I	—	450,406	—	6,102,375
Class II	—	70,446	—	170,839
Cost of shares redeemed
Class I	(1,498,079)	(3,743,802)	(20,471,721)	(45,420,543)
Class II	(293,006)	(640,775)	(726,609)	(1,820,772)
Net increase (decrease) in net assets from share transactions of beneficial interest	(1,029,385)	281,926	(20,429,200)	(35,695,957)
Total increase (decrease) in net assets	2,936,947	(1,408,129)	20,252,373	(63,882,351)

Net Assets:
Beginning of period	21,928,006	23,336,135	255,301,850	319,184,201
End of period	$24,864,953	$21,928,006	$275,554,223	$255,301,850

Share Activity:
Class I
Shares Sold	45,823	43,680	69,347	488,141
Shares Reinvested	—	44,157	—	616,402
Shares Redeemed	(137,178)	(347,902)	(1,958,756)	(4,342,073)
Net decrease in shares of beneficial interest outstanding	(91,355)	(260,065)	(1,889,409)	(3,237,530)

Share Activity:
Class II
Shares Sold	23,944	340,460	5,833	12,505
Shares Reinvested	—	6,913	—	17,239
Shares Redeemed	(27,230)	(61,079)	(69,730)	(181,213)
Net increase (decrease) in shares of beneficial interest outstanding	(3,286)	286,294	(63,897)	(151,469)

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets

	Global Atlantic BlackRock		Global Atlantic Goldman Sachs
	High Yield Portfolio		Core Fixed Income Portfolio
	Six months ended	Year ended	Six months ended	Year ended
	June 30, 2019	December 31,	June 30, 2019	December 31,
	(Unaudited)	2018	(Unaudited)	2018

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$1,914,129	$4,220,540	$1,290,109	$2,165,503
Net realized loss on investments, futures contracts, swap contracts, payments from affiliate, foreign currency translations and forward foreign currency contracts	(1,602,603)	(1,733,564)	963,787	(1,229,099)
Net change in unrealized depreciation on investments, futures contracts, forward foreign currency contracts, foreign currency translations and swap contracts	6,965,384	(5,876,562)	3,824,922	(186,486)
Net increase (decrease) in net assets resulting from operations	7,276,910	(3,389,586)	6,078,818	749,918

From Distributions to Shareholders:
Total distributions paid	—	(483,027)	—	(47,084)

From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	4,648,360	8,510,950	2,637,859	71,228,815
Class II	17,429	43,566	—	—
Reinvestment of distributions
Class I	—	475,788	—	47,084
Class II	—	7,239	—	—
Cost of shares redeemed
Class I	(8,445,471)	(18,991,102)	(7,661,825)	(14,478,734)
Class II	(270,408)	(322,915)	—	—
Net increase (decrease) in net assets from share transactions of beneficial interest	(4,050,090)	(10,276,474)	(5,023,966)	56,797,165
Total increase (decrease) in net assets	3,226,820	(14,149,087)	1,054,852	57,499,999

Net Assets:
Beginning of period	70,325,933	84,475,020	92,759,557	35,259,558
End of period	$73,552,753	$70,325,933	$93,814,409	$92,759,557

Share Activity:
Class I
Shares Sold	456,781	861,033	256,563	7,289,283
Shares Reinvested	—	48,649	—	4,829
Shares Redeemed	(834,327)	(1,938,480)	(751,038)	(1,478,494)
Net increase (decrease) in shares of beneficial interest outstanding	(377,546)	(1,028,798)	(494,475)	5,815,618

Share Activity:
Class II
Shares Sold	1,716	4,390	—	—
Shares Reinvested	—	742	—	—
Shares Redeemed	(27,307)	(32,950)	—	—
Net decrease in shares of beneficial interest outstanding	(25,591)	(27,818)	—	—

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets

	Global Atlantic Goldman Sachs		Global Atlantic Goldman Sachs
	Global Equity Insights Portfolio		Large Cap Growth Insights Portfolio
	Six months ended	Year ended	Six months ended	Year ended
	June 30, 2019	December 31,	June 30, 2019	December 31,
	(Unaudited)	2018	(Unaudited)	2018

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$276,536	$392,332	$391,699	$756,082
Net realized gain (loss) on investments, foreign currency translations, payments from affiliate and futures contracts	(546,598)	(537,574)	1,594,645	1,091,018
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	4,095,100	(3,311,680)	13,298,467	(5,347,626)
Net increase (decrease) in net assets resulting from operations	3,825,038	(3,456,922)	15,284,811	(3,500,526)

From Distributions to Shareholders:
Total distributions paid	—	(406,910)	—	(1,225,121)

From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	297,688	762,193	44,585	11,264,824
Class II	174,232	11,946,181	325,157	4,150,216
Reinvestment of distributions
Class I	—	239,600	—	1,181,346
Class II	—	167,310	—	43,775
Cost of shares redeemed
Class I	(1,452,344)	(3,663,162)	(7,681,372)	(15,403,543)
Class II	(962,396)	(2,600,439)	(221,268)	(522,157)
Net increase (decrease) in net assets from share transactions of beneficial interest	(1,942,820)	6,851,683	(7,532,898)	714,461
Total increase (decrease) in net assets	1,882,218	2,987,851	7,751,913	(4,011,186)

Net Assets:
Beginning of period	27,444,673	24,456,822	81,185,184	85,196,370
End of period	$29,326,891	$27,444,673	$88,937,097	$81,185,184

Share Activity:
Class I
Shares Sold	29,000	71,956	4,021	1,025,070
Shares Reinvested	—	24,881	—	115,141
Shares Redeemed	(143,437)	(354,007)	(697,481)	(1,423,308)
Net decrease in shares of beneficial interest outstanding	(114,437)	(257,170)	(693,460)	(283,097)

Share Activity:
Class II
Shares Sold	17,527	1,129,288	29,588	376,728
Shares Reinvested	—	17,392	—	4,271
Shares Redeemed	(95,809)	(251,916)	(19,986)	(48,588)
Net increase (decrease) in shares of beneficial interest outstanding	(78,282)	894,764	9,602	332,411

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets

	Global Atlantic Goldman Sachs
	Mid Cap Value Insights Portfolio
	Six months ended	Year ended
	June 30, 2019	December 31,
	(Unaudited)	2018

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$977,347	$1,736,542
Net realized loss on investments, futures contracts and payments from affiliate	(3,056,817)	(252,318)
Net change in unrealized appreciation (depreciation) on investments	18,471,397	(16,219,628)
Net increase (decrease) in net assets resulting from operations	16,391,927	(14,735,404)
From Distributions to Shareholders:
Total distributions paid	—	(1,157,852)

From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	302,466	608,534
Class II	130,361	79,279,639
Reinvestment of distributions
Class I	—	516,181
Class II	—	641,671
Cost of shares redeemed
Class I	(4,519,146)	(11,691,655)
Class II	(5,865,081)	(9,860,791)
Net increase (decrease) in net assets from share transactions of beneficial interest	(9,951,400)	59,493,579
Total increase in net assets	6,440,527	43,600,323

Net Assets:
Beginning of period	124,163,961	80,563,638
End of period	$130,604,488	$124,163,961

Share Activity:
Class I
Shares Sold	29,313	58,962
Shares Reinvested	—	53,380
Shares Redeemed	(447,580)	(1,130,804)
Net decrease in shares of beneficial interest outstanding	(418,267)	(1,018,462)

Share Activity:
Class II
Shares Sold	12,803	7,862,414
Shares Reinvested	—	66,494
Shares Redeemed	(581,339)	(950,389)
Net increase (decrease) in shares of beneficial interest outstanding	(568,536)	6,978,519

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Allocation Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class I Shares
	Six months ended		Year ended		Period Ended
	June 30, 2019		December 31,		December 31,
	(Unaudited)		2018		2017(a)
Net asset value, beginning of period	$9.62		$10.19		$10.00
Income from investment operations:
Net investment income (b,c)	0.11		0.21		0.06
Net realized and unrealized gain (loss) on investments	1.16		(0.73)		0.13
Total income (loss) from investment operations	1.27		(0.52)		0.19
Less distributions from:
Net investment income	—		(0.05)		—
Net realized gain	—		(0.00	) (j)	—
Total distributions from net investment income and net realized gains	—		(0.05)		—
Net asset value, end of period	$10.89		$9.62		$10.19
Total return (d)	13.20%		(5.14	)% (i)	1.90	% (i)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$67,707		$63,462		$75,191
Ratio of net expenses to average net assets (e)	0.31	% (g)	0.31%		0.31	% (g)
Ratio of gross expenses to average net assets (e,f,)	0.33	% (g)	0.32%		0.32	% (g)
Ratio of net investment income to average net assets (c,e)	2.04	% (g)	2.06%		4.15	% (g)
Portfolio turnover rate	37	% (h)	54%		2	% (h)

(a)	Global Atlantic BlackRock Allocation Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

(i)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

(j)	Less than $0.005 per share

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Allocation Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six months ended		Year ended		Period Ended
	June 30, 2019		December 31,		December 31,
	(Unaudited)		2018		2017(a)
Net asset value, beginning of period	$9.61		$10.18		$10.00
Income from investment operations:
Net investment income (b,c)	0.09		0.20		0.14
Net realized and unrealized gain (loss) on investments	1.17		(0.74)		0.04
Total income (loss) from investment operations	1.26		(0.54)		0.18
Less distributions from:
Net investment income	—		(0.03)		—
Net realized gain	—		(0.00	) (j)	—
Total distributions from net investment income and net realized gains	—		(0.03)		—
Net asset value, end of period	$10.87		$9.61		$10.18
Total return (d)	13.11%		(5.33	)% (i)	1.80	% (i)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$15,342		$13,806		$9,034
Ratio of net expenses to average net assets (e)	0.56	% (g)	0.56%		0.56	% (g)
Ratio of gross expenses to average net assets (e,f,)	0.58	% (g)	0.57%		0.56	% (g)
Ratio of net investment income to average net assets (c,e)	1.81	% (g)	1.99%		9.11	% (g)
Portfolio turnover rate	37	% (h)	54%		2	% (h)

(a)	Global Atlantic BlackRock Allocation Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

(i)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

(j)	Less than $0.005 per share

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Disciplined Core Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class I Shares
	Six months ended		Year ended		Period Ended
	June 30, 2019		December 31,		December 31,
	(Unaudited)		2018		2017(a)
Net asset value, beginning of period	$9.74		$10.38		$10.00
Income from investment operations:
Net investment income (b)	0.09		0.16		0.03
Net realized and unrealized gain (loss) on investments	1.69		(0.64)		0.35
Total income (loss) from investment operations	1.78		(0.48)		0.38
Less distributions from:
Net investment income	—		(0.12)		—
Net realized gain	—		(0.04)		—
Total distributions from net investment income and net realized gains	—		(0.16)		—
Net asset value, end of period	$11.52		$9.74		$10.38
Total return (c)	18.28%		(4.75	)% (g)	3.80	% (g)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$536,615		$486,491		$315,936
Ratio of net expenses to average net assets	0.48	% (d)	0.48%		0.48	% (d)
Ratio of gross expenses to average net assets (e)	0.49	% (d)	0.49%		0.48	% (d)
Ratio of net investment income to average net assets	1.57	% (d)	1.51%		1.67	% (d)
Portfolio turnover rate	72	% (f)	156%		18	% (f)

(a)	Global Atlantic BlackRock Disciplined Core Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Disciplined Core Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six months ended		Year ended		Period Ended
	June 30, 2019		December 31,		December 31,
	(Unaudited)		2018		2017(a)
Net asset value, beginning of period	$9.72		$10.37		$10.00
Income from investment operations:
Net investment income (b)	0.07		0.13		0.02
Net realized and unrealized gain (loss) on investments	1.70		(0.65)		0.35
Total income (loss) from investment operations	1.77		(0.52)		0.37
Less distributions from:
Net investment income	—		(0.09)		—
Net realized gain	—		(0.04)		—
Total distributions from net investment income and net realized gains	—		(0.13)		—
Net asset value, end of period	$11.49		$9.72		$10.37
Total return (c)	18.21%		(5.06	)% (g)	3.70	% (g)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$35,073		$32,442		$36,674
Ratio of net expenses to average net assets	0.73	% (d)	0.73%		0.72	% (d)
Ratio of gross expenses to average net assets (e)	0.74	% (d)	0.74%		0.72	% (d)
Ratio of net investment income to average net assets	1.31	% (d)	1.24%		1.00	% (d)
Portfolio turnover rate	72	% (f)	156%		18	% (f)

(a)	Global Atlantic BlackRock Disciplined Core Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Disciplined Growth Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six months ended		Year ended	Period Ended
	June 30, 2019		December 31,	December 31,
	(Unaudited)		2018	2017(a)
Net asset value, beginning of period	$9.85		$10.32	$10.00
Income from investment operations:
Net investment income (b)	0.04		0.08	0.02
Net realized and unrealized gain (loss) on investments	2.03		(0.38)	0.30
Total income (loss) from investment operations	2.07		(0.30)	0.32
Less distributions from:
Net investment income	—		(0.08)	—
Net realized gain	—		(0.09)	—
Total distributions from net investment income and net realized gains	—		(0.17)	—
Net asset value, end of period	11.92		9.85	$10.32
Total return (c)	21.02%		(2.98)%	3.20	% (g)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$17,401		$15,807	$20,534
Ratio of net expenses to average net assets	0.79	% (d)	0.79%	0.79	% (d)
Ratio of gross expenses to average net assets (e)	0.84	% (d)	0.81%	0.80	% (d)
Ratio of net investment income to average net assets	0.64	% (d)	0.75%	1.14	% (d)
Portfolio turnover rate	80	% (f)	156%	23	% (f)

(a)	Global Atlantic BlackRock Disciplined Growth Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Disciplined International Core Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class I Shares
	Six months ended		Year ended		Period Ended
	June 30, 2019		December 31,		December 31,
	(Unaudited)		2018		2017(a)
Net asset value, beginning of period	$8.50		$10.20		$10.00
Income from investment operations:
Net investment income (b,c)	0.15		0.23		0.03
Net realized and unrealized gain (loss) on investments	1.04		(1.74)		0.17
Total income (loss) from investment operations	1.19		(1.51)		0.20
Less distributions from:
Net investment income	—		(0.19)		—
Net realized gain	—		0.00		—
Total distributions from net investment income and net realized gains	—		(0.19)		—
Net asset value, end of period	$9.69		$8.50		$10.20
Total return (d)	14.00%		(14.80	)% (j)	2.00	% (i)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$105,527		$98,694		$67,071
Ratio of net expenses to average net assets (e)	0.69	% (g)	0.69%		0.69	% (g)
Ratio of gross expenses to average net assets (e,f)	0.71	% (g)	0.70%		0.69	% (g)
Ratio of net investment income to average net assets (c,e)	3.22	% (g)	2.30%		1.99	% (g)
Portfolio turnover rate	30	% (h)	67%		4	% (h)

(a)	Global Atlantic BlackRock Disciplined International Core Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

(i)	For the period ended December 31, 2017, 0.13% of the Portfolio’s total return consisted of a reimbursement from an affiliate. Excluding this item, total return would have been 1.87%.

(j)	For the year ended December 31, 2018, 0.10% of the Portfolio’s total return consisted of a reimbursement from an affiliate. Excluding this item, total return would have been (14.90)%.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Disciplined International Core Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six months ended		Year ended		Period Ended
	June 30, 2019		December 31,		December 31,
	(Unaudited)		2018		2017(a)
Net asset value, beginning of period	$8.49		$10.19		$10.00
Income from investment operations:
Net investment income (b,c)	0.14		0.22		0.05
Net realized and unrealized gain (loss) on investments	1.04		(1.74)		0.14
Total income (loss) from investment operations	1.18		(1.52)		0.19
Less distributions from:
Net investment income	—		(0.18)		—
Net realized gain	—		0.00		—
Total distributions from net investment income and net realized gains	—		$(0.18)		$—
Net asset value, end of period	$9.67		$8.49		$10.19
Total return (d)	13.90%		(14.95	)% (j)	1.90	% (i)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$43,430		$41,052		$5,097
Ratio of net expenses to average net assets (e)	0.94	% (g)	0.94%		0.93	% (g)
Ratio of gross expenses to average net assets (e,f)	0.96	% (g)	0.95%		0.93	% (g)
Ratio of net investment income to average net assets (c,e)	2.96	% (g)	2.23%		3.34	% (g)
Portfolio turnover rate	30	% (h)	67%		4	% (h)

(a)	Global Atlantic BlackRock Disciplined International Core Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

(i)	For the period ended December 31, 2017, the Portfolio received a reimbursement from a related party. This reimbursement had no impact on the Portfolio’s total return.

(j)	For the year ended December 31, 2018, 0.10% of the Portfolio’s total return consisted of a reimbursement from an affiliate. Excluding this item, total return would have been (15.05)%.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class I Shares
	Six months ended		Year ended		Period Ended
	June 30, 2019		December 31,		December 31,
	(Unaudited)		2018		2017(a)
Net asset value, beginning of period	$9.91		$10.35		$10.00
Income from investment operations:
Net investment income (b)	0.03		0.11		0.01
Net realized and unrealized gain (loss) on investments	2.49		(0.43)		0.34
Total income (loss) from investment operations	2.52		(0.32)		0.35
Less distributions from:
Net investment income	—		(0.09)		—
net realized gain	—		(0.03)		—
Total distributions from net investment income and net realized gains	—		(0.12)		—
Net asset value, end of period	$12.43		$9.91		$10.35
Total return (c)	25.53%		(3.07	)% (g)	3.50	% (g)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$144,385		$126,149		$93,457
Ratio of net expenses to average net assets	0.63	% (d)	0.63%		0.63	% (d)
Ratio of gross expenses to average net assets (e)	0.66	% (d)	0.65%		0.64	% (d)
Ratio of net investment income to average net assets	0.45	% (d)	0.99%		0.79	% (d)
Portfolio turnover rate	87	% (f)	168%		26	% (f)

(a)	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six months ended		Year ended		Period Ended
	June 30, 2019		December 31,		December 31,
	(Unaudited)		2018		2017(a)
Net asset value, beginning of period	$9.90		$10.35		$10.00
Income from investment operations:
Net investment income (b)	0.01		0.08		0.01
Net realized and unrealized gain (loss) on investments	2.50		(0.43)		0.34
Total income (loss) from investment operations	2.51		(0.35)		0.35
Less distributions from:
Net investment income	—		(0.07)		—
net realized gain	—		(0.03)		—
Total distributions from net investment income and net realized gains	—		(0.10)		—
Net asset value, end of period	$12.41		$9.90		$10.35
Total return (c)	25.45%		(3.35	)% (g)	3.50	% (g)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$50,475		$43,290		$17,801
Ratio of net expenses to average net assets	0.88	% (d)	0.88%		0.88	% (d)
Ratio of gross expenses to average net assets (e)	0.91	% (d)	0.90%		0.89	% (d)
Ratio of net investment income to average net assets	0.20	% (d)	0.77%		0.41	% (d)
Portfolio turnover rate	87	% (f)	168%		26	% (f)

(a)	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Disciplined Small Cap Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class I Shares
	Six months ended		Year ended		Period Ended
	June 30, 2019		December 31,		December 31,
	(Unaudited)		2018		2017(a)
Net asset value, beginning of period	$9.19		$10.22		$10.00
Income from investment operations:
Net investment income (b)	0.05		0.07		0.01
Net realized and unrealized gain (loss) on investments	1.58		(1.04)		0.21
Total income from investment operations	1.63		(0.97)		0.22
Less distributions from:
Net investment income	—		(0.03)		—
Net realized gain	—		(0.03)		—
Total distributions from net investment income and net realized gains	—		(0.06)		—
Net asset value, end of period	$10.82		$9.19		$10.22
Total return (c)	18.50%		(9.49	)% (g)	2.20	% (g)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$9,294		$8,813		$11,457
Ratio of net expenses to average net assets	0.63	% (d)	0.63%		0.63	% (d)
Ratio of gross expenses to average net assets (e)	0.68	% (d)	0.65%		0.64	% (d)
Ratio of net investment income to average net assets	0.94	% (d)	0.67%		0.89	% (d)
Portfolio turnover rate	21	% (f)	40%		15	% (f)

(a)	Global Atlantic BlackRock Disciplined Small Cap Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Disciplined Small Cap Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six months ended		Year ended		Period Ended
	June 30, 2019		December 31,		December 31,
	(Unaudited)		2018		2017(a)
Net asset value, beginning of period	$9.18		$10.22		$10.00
Income from investment operations:
Net investment income (b)	0.04		0.05		0.01
Net realized and unrealized gain (loss) on investments	1.58		(1.05)		0.21
Total income (loss) from investment operations	1.62		(1.00)		0.22
Less distributions from:
Net investment income	—		(0.01)		—
Net realized gain	—		(0.03)		—
Total distributions from net investment income and net realized gains	—		(0.04)		—
Net asset value, end of period	$10.80		$9.18		$10.22
Total return (c)	18.41%		(9.75	)% (g)	2.20	% (g)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$8,469		$7,533		$4,075
Ratio of net expenses to average net assets	0.88	% (d)	0.88%		0.87	% (d)
Ratio of gross expenses to average net assets (e)	0.93	% (d)	0.90%		0.87	% (d)
Ratio of net investment income to average net assets	0.70	% (d)	0.44%		0.75	% (d)
Portfolio turnover rate	21	% (f)	40%		15	% (f)

(a)	Global Atlantic BlackRock Disciplined Small Cap Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class I Shares
	Six months ended		Year ended		Period Ended
	June 30, 2019		December 31,		December 31,
	(Unaudited)		2018		2017(a)
Net asset value, beginning of period	$9.66		$10.40		$10.00
Income from investment operations:
Net investment income (b)	0.08		0.16		0.03
Net realized and unrealized gain (loss) on investments	1.69		(0.67)		0.37
Total income (loss) from investment operations	1.77		(0.51)		0.40
Less distributions from:
Net investment income	—		(0.14)		—
net realized gain	—		(0.09)		—
Total distributions from net investment income and net realized gains	—		(0.23)		—
Net asset value, end of period	$11.43		$9.66		$10.40
Total return (c)	18.32%		(5.03	)% (g)	4.00	% (g)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$21,398		$18,963		$23,118
Ratio of net expenses to average net assets	0.48	% (d)	0.48%		0.48	% (d)
Ratio of gross expenses to average net assets (e)	0.52	% (d)	0.50%		0.49	% (d)
Ratio of net investment income to average net assets	1.55	% (d)	1.48%		1.88	% (d)
Portfolio turnover rate	78	% (f)	172%		24	% (f)

(a)	Global Atlantic BlackRock Disciplined U.S. Core Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six months ended		Year ended		Period Ended
	June 30, 2019		December 31,		December 31,
	(Unaudited)		2018		2017(a)
Net asset value, beginning of period	$9.65		$10.39		$10.00
Income from investment operations:
Net investment income (b)	0.07		0.14		0.02
Net realized and unrealized gain (loss) on investments	1.68		(0.67)		0.37
Total income (loss) from investment operations	1.75		(0.53)		0.39
Less distributions from:
Net investment income	—		(0.12)		—
net realized gain	—		(0.09)		—
Total distributions from net investment income and net realized gains	—		(0.21)		—
Net asset value, end of period	$11.40		$9.65		$10.39
Total return (c)	18.13%		(5.17	)% (g)	3.90	% (g)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$3,467		$2,965		$218
Ratio of net expenses to average net assets	0.73	% (d)	0.73%		0.72	% (d)
Ratio of gross expenses to average net assets (e)	0.77	% (d)	0.75%		0.72	% (d)
Ratio of net investment income to average net assets	1.31	% (d)	1.25%		0.98	% (d)
Portfolio turnover rate	78	% (f)	172%		24	% (f)

(a)	Global Atlantic BlackRock Disciplined U.S. Core Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Disciplined Value Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class I Shares
	Six months ended		Year ended		Period Ended
	June 30, 2019		December 31,		December 31,
	(Unaudited)		2018		2017(a)
Net asset value, beginning of period	$9.39		$10.44		$10.00
Income from investment operations:
Net investment income (b)	0.11		0.20		0.03
Net realized and unrealized gain (loss) on investments	1.42		(1.02)		0.41
Total income (loss) from investment operations	1.53		(0.82)		0.44
Less distributions from:
Net investment income	—		(0.16)		—
Net realized gain	—		(0.07)		—
Total distributions from net investment income and net realized gains	—		(0.23)		—
Net asset value, end of period	$10.92		$9.39		$10.44
Total return (c)	16.40%		(7.97	)% (g)	4.40	% (g)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$267,935		$248,141		$309,640
Ratio of net expenses to average net assets	0.54	% (d)	0.54%		0.54	% (d)
Ratio of gross expenses to average net assets (e)	0.55	% (d)	0.55%		0.54	% (d)
Ratio of net investment income to average net assets	2.14	% (d)	1.93%		1.99	% (d)
Portfolio turnover rate	76	% (f)	140%		17	% (f)

(a)	Global Atlantic BlackRock Disciplined Value Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fees waived by the adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Disciplined Value Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
	Six months ended		Year ended		Period Ended
	June 30, 2019		December 31,		December 31,
	(Unaudited)		2018		2017(a)
Net asset value, beginning of period	$9.40		$10.45		$10.00
Income from investment operations:
Net investment income (b)	0.10		0.18		0.02
Net realized and unrealized gain (loss) on investments	1.42		(1.02)		0.43
Total income (loss) from investment operations	1.52		(0.84)		0.45
Less distributions from:
Net investment income	—		(0.14)		—
Net realized gain	—		(0.07)		—
Total distributions from net investment income and net realized gains	—		(0.21)		—
Net asset value, end of period	$10.92		$9.40		$10.45
Total return (c)	16.17%		(8.16	)% (g)	4.50	% (g)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$7,619		$7,160		$9,545
Ratio of net expenses to average net assets	0.79	% (d)	0.79%		0.78	% (d)
Ratio of gross expenses to average net assets (e)	0.80	% (d)	0.80%		0.78	% (d)
Ratio of net investment income to average net assets	1.89	% (d)	1.68%		1.34	% (d)
Portfolio turnover rate	76	% (f)	140%		17	% (f)

(a)	Global Atlantic BlackRock Disciplined Value Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fees waived by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock High Yield Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class I Shares
	Six Months Ended		Year Ended	Period Ended
	June 30, 2019		December 31,	December 31,
	(Unaudited)		2018	2017(a)
Net asset value, beginning of period	$9.43		$9.92	$10.00
Income from investment operations:
Net investment income (b)	0.26		0.52	0.07
Net realized and unrealized gain/(loss) on investments	0.74		(0.95)	(0.15)
Total gain/(loss) from investment operations	1.00		(0.43)	(0.08)
Less distributions from:
Net investment income	—		(0.06)	—
Net realized gain	—		—	—
Total distributions from net investment income and net realized gains	—		(0.06)	—
Net asset value, end of period	$10.43		$9.43	$9.92
Total return (c)	10.60%		(4.32)%	(0.80	)% (g)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$72,636		$69,255	$83,070
Ratio of net expenses to average net assets	0.59	% (d)	0.59%	0.59	% (d)
Ratio of gross expenses to average net assets (e)	0.62	% (d)	0.60%	0.59	% (d)
Ratio of net investment income to average net assets	5.27	% (d)	5.24%	4.54	% (d)
Portfolio turnover rate	25	% (f)	36%	3	% (f)

(a)	Global Atlantic BlackRock High Yield Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017, the Portfolio received a reimbursement from a related party. This reimbursement had no impact on the Portfolio’s total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock High Yield Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
	Six Months Ended		Year Ended	Period Ended
	June 30, 2019		December 31,	December 31,
	(Unaudited)		2018	2017(a)
Net asset value, beginning of period	$9.41		$9.92	$10.00
Income from investment operations:
Net investment income (b)	0.25		0.49	0.07
Net realized and unrealized gain/(loss) on investments	0.73		(0.94)	(0.15)
Total gain/(loss) from investment operations	0.98		(0.45)	(0.08)
Less distributions from:
Net investment income	—		(0.06)	—
Net realized gain	—		—	—
Total distributions from net investment income and net realized gains	—		(0.06)	—
Net asset value, end of period	$10.39		$9.41	$9.92
Total return (c)	10.41%		(4.56)%	(0.80	)% (g)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$916		$1,071	$1,405
Ratio of net expenses to average net assets	0.84	% (d)	0.84%	0.83	% (d)
Ratio of gross expenses to average net assets (e)	0.87	% (d)	0.85%	0.83	% (d)
Ratio of net investment income to average net assets	5.02	% (d)	4.99%	4.31	% (d)
Portfolio turnover rate	25	% (f)	36%	3	% (f)

(a)	Global Atlantic BlackRock High Yield Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017, the Portfolio received a reimbursement from a related party. This reimbursement had no impact on the Portfolio’s total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class I Shares
	Six Months Ended		Year Ended		Period Ended
	June 30, 2019		December 31,		December 31,
	(Unaudited)		2018		2017(a)
Net asset value, beginning of period	$9.92		$9.98		$10.00
Income from investment operations:
Net investment income (b)	0.14		0.25		0.03
Net realized and unrealized gain/(loss) on investments	0.54		(0.31)		(0.05)
Total gain/(loss) from investment operations	0.68		(0.06)		(0.02)
Less distributions from:
Net investment income	—		(0.00	) (h)	—
Net asset value, end of period	$10.60		$9.92		$9.98
Total return (c)	6.85%		(0.55	)% (g)	(0.20	)% (g)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$93,814		$92,760		$35,260
Ratio of net expenses to average net assets	0.43	% (d)	0.43%		0.43	% (d)
Ratio of gross expenses to average net assets (e)	0.45	% (d)	0.44%		0.44	% (d)
Ratio of net investment income to average net assets	2.81	% (d)	2.51%		1.64	% (d)
Portfolio turnover rate	71	% (f,i)	248	% (i)	69	% (f)

(a)	Global Atlantic Goldman Sachs Core Fixed Income Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received a reimbursement from a related party. This reimbursement had no impact on the Portfolio’s total

(h)	Represents less than $0.005 per share.

(i)	The portfolio turnover rate excludes mortgage dollar roll transactions for the six months ended June 30, 2019 and the year ended December 31, 2018. If these were included in the calculation, the portfolio turnover would be 234% and 486%, respectively. See Note 3 in the accompanying notes to financial statements.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
	Six Months Ended		Year Ended		Period Ended
	June 30, 2019		December 31,		December 31,
	(Unaudited)		2018		2017(a)
Net asset value, beginning of period	$9.92		$9.98		$10.00
Income from investment operations:
Net realized and unrealized gain/(loss) on investments	0.68		(0.06)		(0.02)
Total gain/(loss) from investment operations	0.68		(0.06)		(0.02)
Less distributions from:
Net investment income	—		(0.00	) (h)	—
Net asset value, end of period	$10.60		$9.92		$9.98
Total return (b)	6.85%		(0.60	)% (g)	(0.20	)% (g)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s) (f)	$10		$10		$10
Ratio of net expenses to average net assets (d)	0.68	% (c)	0.68%		0.68	% (c)
Ratio of gross expenses to average net assets	0.68	% (c)	0.68%		0.68	% (c)
Ratio of net investment income to average net assets	0.00	% (c)	0.00%		0.00	% (c)
Portfolio turnover rate	71	% (e,i)	248	% (i)	69	% (e)

(a)	Global Atlantic Goldman Sachs Core Fixed Income Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(c)	Annualized.

(d)	Represents the ratio of expenses to average net assets per the prospectus and does not represent the operating expense for the period.

(e)	Not annualized.

(f)	Represents actual net assets.

(g)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received a reimbursement from a related party. This reimbursement had no impact on the Portfolio’s total

(h)	Represents less than $0.005 per share.

(i)	The portfolio turnover rate excludes mortgage dollar roll transactions for the six months ended June 30, 2019 and the year ended December 31, 2018. If these were included in the calculation, the portfolio turnover would be 234% and 486%, respectively. See Note 3 in the accompanying notes to financial statements.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class I Shares
	Six Months Ended		Year Ended		Period Ended
	June 30, 2019		December 31,		December 31,
	(Unaudited)		2018		2017(a)
Net asset value, beginning of period	$9.11		$10.29		$10.00
Income from investment operations:
Net investment income (b)	0.10		0.14		0.02
Net realized and unrealized gain (loss) on investments	1.19		(1.18)		0.27
Total income (loss) from investment operations	1.29		(1.04)		0.29
Less distributions from:
Net investment income	—		(0.12)		—
net realized gain	—		(0.02)		—
Total distributions from net investment income and net realized gains	—		(0.14)		—
Net asset value, end of period	$10.40		$9.11		$10.29
Total return (c)	14.16%		(10.20	)% (g)	2.90	% (g)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$16,274		$15,290		$19,915
Ratio of net expenses to average net assets	0.72	% (d)	0.72%		0.72	% (d)
Ratio of gross expenses to average net assets (e)	0.76	% (d)	0.74%		0.73	% (d)
Ratio of net investment income to average net assets	2.01	% (d)	1.32%		1.15	% (d)
Portfolio turnover rate	70	% (f)	138%		11	% (f)

(a)	Global Atlantic Goldman Sachs Global Equity Insights Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended		Year Ended		Period Ended
	June 30, 2019		December 31,		December 31,
	(Unaudited)		2018		2017(a)
Net asset value, beginning of period	$9.09		$10.28		$10.00
Income from investment operations:
Net investment income (b)	0.09		0.12		0.01
Net realized and unrealized gain (loss) on investments	1.19		(1.19)		0.27
Total income (loss) from investment operations	1.28		(1.07)		0.28
Less distributions from:
Net investment income	—		(0.10)		—
net realized gain	—		(0.02)		—
Total distributions from net investment income and net realized gains	—		(0.12)		—
Net asset value, end of period	$10.37		$9.09		$10.28
Total return (c)	14.08%		(10.47	)% (g)	2.80	% (g)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$13,053		$12,154		$4,542
Ratio of net expenses to average net assets	0.97	% (d)	0.97%		0.96	% (d)
Ratio of gross expenses to average net assets (e)	1.01	% (d)	0.99%		0.96	% (d)
Ratio of net investment income to average net assets	1.77	% (d)	1.12%		0.74	% (d)
Portfolio turnover rate	70	% (f)	138%		11	% (f)

(a)	Global Atlantic Goldman Sachs Global Equity Insights Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class I Shares
	Six Months Ended		Year Ended		Period Ended
	June 30, 2019		December 31,		December 31,
	(Unaudited)		2018		2017(a)
Net asset value, beginning of period	$9.76		$10.30		$10.00
Income from investment operations:
Net investment income (b)	0.05		0.09		0.02
Net realized and unrealized gain (loss) on investments	1.83		(0.48)		0.28
Total income (loss) from investment operations	1.88		(0.39)		0.30
Less distributions from:
Net investment income	—		(0.09)		—
net realized gain	—		(0.06)		—
Total distributions from net investment income and net realized gains	—		(0.15)		—
Net asset value, end of period	$11.64		$9.76		$10.30
Total return (c)	19.36%		(3.89	)% (g)	3.00	% (g)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$84,945		$77,930		$85,178
Ratio of net expenses to average net assets	0.46	% (d)	0.46%		0.46	% (d)
Ratio of gross expenses to average net assets (e)	0.48	% (d)	0.47%		0.47	% (d)
Ratio of net investment income to average net assets	0.90	% (d)	0.81%		1.41	% (d)
Portfolio turnover rate	104	% (f)	192%		21	% (f)

(a)	Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
	Six Months Ended		Year Ended		Period Ended
	June 30, 2019		December 31,		December 31,
	(Unaudited)		2018		2017(a)
Net asset value, beginning of period	$9.74		$10.29		$10.00
Income from investment operations:
Net investment income (b)	0.04		0.06		0.02
Net realized and unrealized gain (loss) on investments	1.83		(0.48)		0.27
Total income (loss) from investment operations	1.87		(0.42)		0.29
Less distributions from:
Net investment income	—		(0.07)		—
net realized gain	—		(0.06)		—
Total distributions from net investment income and net realized gains	—		(0.13)		—
Net asset value, end of period	$11.61		$9.74		$10.29
Total return (c)	19.20%		(4.13	)% (g)	2.90	% (g)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$3,993		$3,255		$19
Ratio of net expenses to average net assets	0.71	% (d)	0.71%		0.71	% (d)
Ratio of gross expenses to average net assets (e)	0.73	% (d)	0.72%		0.72	% (d)
Ratio of net investment income to average net assets	0.66	% (d)	0.57%		1.16	% (d)
Portfolio turnover rate	104	% (f)	192%		21	% (f)

(a)	Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class I Shares
	Six Months Ended		Year Ended		Period Ended
	June 30, 2019		December 31,		December 31,
	(Unaudited)		2018		2017(a)
Net asset value, beginning of period	$9.08		$10.43		$10.00
Income from investment operations:
Net investment income (b)	0.08		0.14		0.04
Net realized and unrealized gain (loss) on investments	1.14		(1.39)		0.39
Total income (loss) from investment operations	1.22		(1.25)		0.43
Less distributions from:
Net investment income	—		(0.08)		—
Net realized gain	—		(0.02)		—
Total distributions from net investment income and net realized gains	—		(0.10)		—
Net asset value, end of period	$10.30		$9.08		$10.43
Total return (c)	13.55%		(12.10	)% (g)	4.30	% (g)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$51,370		$49,080		$66,982
Ratio of net expenses to average net assets	0.64	% (d)	0.64%		0.64	% (d)
Ratio of gross expenses to average net assets (e)	0.66	% (d)	0.65%		0.64	% (d)
Ratio of net investment income to average net assets	1.64	% (d)	1.33%		2.56	% (d)
Portfolio turnover rate	107	% (f)	205%		12	% (f)

(a)	Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
	Six Months Ended		Year Ended		Period Ended
	June 30, 2019		December 31,		December 31,
	(Unaudited)		2018		2017(a)
Net asset value, beginning of period	$9.07		$10.42		$10.00
Income from investment operations:
Net investment income (b)	0.07		0.13		0.04
Net realized and unrealized gain (loss) on investments	1.13		(1.40)		0.38
Total income (loss) from investment operations	1.20		(1.27)		0.42
Less distributions from:
Net investment income	—		(0.06)		—
Net realized gain	—		(0.02)		—
Total distributions from net investment income and net realized gains	—		(0.08)		—
Net asset value, end of period	$10.27		$9.07		$10.42
Total return (c)	13.23%		(12.26	)% (g)	4.20	% (g)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$79,235		$75,084		$13,581
Ratio of net expenses to average net assets	0.89	% (d)	0.89%		0.88	% (d)
Ratio of gross expenses to average net assets (e)	0.90	% (d)	0.90%		0.88	% (d)
Ratio of net investment income to average net assets	1.39	% (d)	1.22%		2.69	% (d)
Portfolio turnover rate	107	% (f)	205%		12	% (f)

(a)	Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS

June 30, 2019 (Unaudited)

1.	ORGANIZATION

The Global Atlantic Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) are comprised of twenty-three different actively managed portfolios, thirteen of which are discussed in this report. Each Portfolio is a series of shares of beneficial interest of Forethought Variable Insurance Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Portfolio Name	Commencement Date *	Investment Objective
Global Atlantic BlackRock Allocation	November 6, 2017	Total return.
Portfolio
Global Atlantic BlackRock Disciplined	November 6, 2017	Long-term capital appreciation.
Core Portfolio
Global Atlantic BlackRock Disciplined	November 6, 2017	Long-term capital appreciation.
Growth Portfolio
Global Atlantic BlackRock Disciplined	November 6, 2017	Long-term capital appreciation.
International Core Portfolio
Global Atlantic BlackRock Disciplined	November 6, 2017	Long-term capital appreciation.
Mid Cap Growth Portfolio
Global Atlantic BlackRock Disciplined	November 6, 2017	Long-term capital appreciation.
Small Cap Portfolio
Global Atlantic BlackRock Disciplined	November 6, 2017	Long-term capital appreciation.
U.S. Core Portfolio
Global Atlantic BlackRock Disciplined	November 6, 2017	Long-term capital appreciation.
Value Portfolio
Global Atlantic BlackRock High Yield	November 6, 2017	Total return.
Portfolio
Global Atlantic Goldman Sachs Core	November 6, 2017	Total return consisting of capital
Fixed Income Portfolio		appreciation and income.
Global Atlantic Goldman Sachs Global	November 6, 2017	Long-term capital appreciation.
Equity Insights Portfolio
Global Atlantic Goldman Sachs Large Cap	November 6, 2017	Long-term capital appreciation.
Growth Insights Portfolio
Global Atlantic Goldman Sachs Mid Cap	November 6, 2017	Long-term capital appreciation.
Value Insights Portfolio

*	The Portfolios’ inception date is November 1, 2017. The Portfolios commenced operations on November 6, 2017.

The Global Atlantic BlackRock Allocation Portfolio is a non-diversified series of the Trust; all other Portfolios in this report are diversified. Certain of the Portfolios operate as “fund of funds.” A “fund of funds” typically invests in multiple underlying funds and the level of its interest in any particular underlying fund may fluctuate. The Portfolios are intended to be funding vehicles for variable annuity and variable life insurance contracts offered by separate accounts of insurance companies. The assets of each Portfolio are segregated and a shareholder’s interest is limited to the Portfolio in which shares are held. Each Portfolio pays its own expenses.

The Portfolios currently offer Class I and Class II shares at net asset value, except the Global Atlantic BlackRock Disciplined Growth Portfolio, which only offers Class II shares. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Portfolio’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

References herein to a Portfolio’s investment in a particular instrument include direct investments and indirect investments through investment companies such as open-end funds (mutual funds), exchange-traded funds and closed-end funds, as applicable.

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019 (Unaudited)

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost to the extent it is determined that amortized cost approximates fair value. Investments in open-end investment companies are valued at net asset value, as discussed in more detail below.

Valuation of Investment Companies – The Portfolios may invest in one or more portfolios of open-end investment companies (the “Underlying Fund” or “Underlying Funds”). Each Underlying Fund is valued at its respective net asset value as reported by such investment company. Each Underlying Fund values securities in its portfolio for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by each Underlying Fund’s board(s) of trustees.

Exchange-Traded Funds – The Portfolios may invest in passive exchange-traded funds (“ETFs”). An ETF is a type of index fund that is bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Portfolio may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the lack of liquidity in an ETF could result in it being more volatile than the underlying securities, which may result in a Portfolio paying significantly more or receiving significantly less for ETF shares than the value of the relevant underlying securities. Additionally, an ETF has fees and expenses that increase the cost of investing in the ETF versus the costs of owning the underlying securities directly.

Illiquid Securities – The Portfolios may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the valuation procedures approved by the Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a Fair Value Committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Global Atlantic Investment Advisors, LLC (the “Adviser”) and/or Sub-Adviser. The Fair Value Committee may also include the Trust’s Chief Compliance Officer and may enlist third party consultants or advisers (such as an accounting firm or fair value pricing specialist) on an as-needed basis to assist in determining a security-specific fair value or valuation method. The Board reviews and approves the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019 (Unaudited)

Fair Value Committee and Valuation Process – The Fair Value Committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or Sub-Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are not readily available on a particular business day (including without limitation securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the opinion of the Adviser or relevant Sub-Adviser, the prices or values available do not represent the fair value of the instrument (factors which may cause the Adviser or Sub-Adviser to make such a judgment include, but are not limited to, the following: the availability of only a bid price or an ask price; the spread between bid and ask prices; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets or regulators, such as the suspension or limitation of trading); (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) subsequent to the determination of the closing price reported on the principal exchange on which the securities are traded, but prior to the relevant Portfolio’s calculation of its net asset value (“NAV”); and (v) mutual funds that do not provide timely NAV information. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Adviser or Sub-Adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser or Sub-Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of restricted or illiquid securities using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights, as well as any estimation of the cost of registration or otherwise qualifying the security for public sale, including commissions; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; (xi) the market value of any securities into which the security is convertible or exchangeable; (xii) the security’s embedded option values; and (xiii) information about the financial condition of the issuer and its prospects.

Each Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2019 for each Portfolio’s investments measured at fair value:

Global Atlantic BlackRock Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$82,843,589	$—	$—	$82,843,589
Short-Term Investment	33,265	—	—	33,265
Total	$82,876,854	$—	$—	$82,876,854

Global Atlantic BlackRock Disciplined Core Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$562,866,113	$—	$—	$562,866,113
Short-Term Investment	7,507,530	—	—	7,507,530
Futures Contract *	136,280	—	—	136,280
Total	$570,509,923	$—	$—	$570,509,923

Global Atlantic BlackRock Disciplined Growth Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$17,020,404	$—	$—	$17,020,404
Short-Term Investment	329,920	—	—	329,920
Futures Contract *	4,933	—	—	4,933
Total	$17,355,257	$—	$—	$17,355,257

Global Atlantic BlackRock Disciplined International Core Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$134,223,529	$—	$—	$134,223,529
Exchange Traded Funds	9,358,815	—	—	9,358,815
Short-Term Investment	918,626	—	—	918,626
Right	170	—	—	170
Futures Contracts *	95,745	—	—	95,745
Total	$144,596,885	$—	$—	$144,596,885

Liabilities	Level 1	Level 2	Level 3	Total
Forward Foreign Exchange Contracts	$51	$—	$—	$51
Total	$51	$—	$—	$51

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$191,372,743	$—	$—	$191,372,743
Short-Term Investment	2,766,300	—	—	2,766,300
Futures Contract*	46,442	—	—	46,442
Total	$194,185,485	$—	$—	$194,185,485

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019 (Unaudited)

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$17,308,588	$—	$—	$17,308,588
Short-Term Investment	452,302	—	—	452,302
Futures Contracts*	10,030	—	—	10,030
Total	$17,770,920	$—	$—	$17,770,920

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$24,184,302	$—	$—	$24,184,302
Short-Term Investment	460,579	—	—	460,579
Futures Contract *	7,946	—	—	7,946
Total	$24,652,827	$—	$—	$24,652,827

Global Atlantic BlackRock Disciplined Value Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$271,395,909	$—	$—	$271,395,909
Short-Term Investment	3,331,104	—	—	3,331,104
Futures Contract *	60,379	—	—	60,379
Total	$274,787,392	$—	$—	$274,787,392

Global Atlantic BlackRock High Yield Portfolio

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes	$—	$70,819,846	$—	$70,819,846
Short-Term Investment	685,238	—	—	685,238
Total	$685,238	$70,819,846	$—	$71,505,084

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts *	$25,475	$—	$—	$25,475
Total	$25,475	$—	$—	$25,475

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Assets	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$7,266,539	$—	$7,266,539
Corporate Bonds & Notes	—	38,379,698	—	38,379,698
Municipal Bonds	—	1,282,097	—	1,282,097
Mortgage Backed Securities	—	30,491,799	—	30,491,799
U.S. Treasury Securities	—	15,912,908	—	15,912,908
Short-Term Investments	13,855,245	1,031,160	—	14,886,405
Futures Contracts *	201,739	—	—	201,739
Swap Contracts	—	52,539	—	52,539
Forward Foreign Exchange Contracts *	—	79,358	—	79,358
Total	$14,056,984	$94,496,098	$—	$108,553,082

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019 (Unaudited)

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$29,012,828	$—	$—	$29,012,828
Total	$29,012,828	$—	$—	$29,012,828

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$88,169,766	$—	$—	$88,169,766
Short-Term Investment	254,573	—	—	254,573
Total	$88,424,339	$—	$—	$88,424,339

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$129,190,121	$—	$—	$129,190,121
Short-Term Investment	828,037	—	—	828,037
Total	$130,018,158	$—	$—	$130,018,158

*	Cumulative net appreciation/(depreciation) on futures contracts and forward foreign exchange contracts is reported in the above table.

The Portfolios did not hold any Level 3 securities during the period.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Portfolios.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Portfolios maintain deposits with a financial institution which are generally an amount that is in excess of federally insured limits.

Federal Income Tax – It is each Portfolio’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

Each Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in each Portfolio’s 2017 and 2018 tax returns, or is expected to be taken in each Portfolio’s December 31, 2019 tax returns. Each Portfolio identified its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Portfolios make significant investments; however, the Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019 (Unaudited)

Foreign Currency Translation – The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investments.

Forward Foreign Currency Contracts – As foreign securities are purchased, a Portfolio may enter into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Portfolio as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains/(losses) from forward foreign currency contracts in the Statements of Operations.

For the six months ended June 30, 2019, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on forward foreign currency contracts subject to currency risk, as disclosed in the Statements of Operations, is as follows:

		Change in Unrealized
		Appreciation/
	Realized Gain/(Loss)	Depreciation
Global Atlantic BlackRock Disciplined International Core Portfolio	$4,291	$12,987
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	16,422	7,980

Futures Contracts – The Portfolios are subject to equity price risk in the normal course of pursuing their investment objectives. The Portfolios may sell futures contracts to hedge against market risk, foreign currency exchange rate risks, and to reduce return volatility. Futures are standardized, exchange-traded contracts that provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a securities index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and initial and variation margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. The Portfolios may also buy or sell hedge instruments based on one or more market indices in an attempt to maintain the Portfolios’ volatility at a targeted level. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio’s basis in the contract. If a Portfolio were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Each Portfolio segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. These amounts are disclosed on the Statements of Assets and Liabilities as Deposits with Brokers when applicable. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019 (Unaudited)

For the six months ended June 30, 2019, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on futures contracts, as disclosed in the Statements of Operations, is as follows:

			Change in
			Unrealized
			Appreciation/
	Risk Type	Realized Gain/(Loss)	(Depreciation)
Global Atlantic BlackRock Disciplined Core Portfolio	Equity	$1,057,062	$332,438
Global Atlantic BlackRock Disciplined Growth Portfolio	Equity	34,593	3,251
Global Atlantic BlackRock Disciplined International Core Portfolio	Equity	359,712	202,700
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	Equity	294,480	133,387
Global Atlantic BlackRock Disciplined Small Cap Portfolio	Equity	54,559	19,831
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	Equity	51,030	22,970
Global Atlantic BlackRock Disciplined Value Portfolio	Equity	517,579	167,131
Global Atlantic BlackRock High Yield Portfolio	Interest Rate	(58,023)	(22,090)
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Interest Rate	434,517	27,122
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	Equity	(4,281)	—

Swap Agreements – Certain Portfolios are subject to equity price risk and/or interest rate risk in the normal course of pursuing their investment objectives. These Portfolios may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. In a standard over-the-counter (“OTC”) swap, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” (i.e., the return or increase in value of a particular dollar amount invested in a “basket” of securities, representing a particular index or industry sectors) of predetermined investments or instruments.

Certain Portfolios may enter into credit default swaps (“CDS”). CDS are two-party contracts that transfer credit exposure between the parties. One party (the “buyer”) receives credit protection and the other party (the “seller”) takes on credit risk. The buyer typically makes predetermined periodic payments to the seller in exchange for the seller’s commitment to purchase the underlying reference obligation if a defined credit event occurs, such as a default, bankruptcy or failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. If the defined credit event occurs, the seller must pay the agreed-upon value of a reference obligation to the counterparty or perform pursuant to the agreement. The buyer must then surrender the reference obligation to the seller. As a seller of credit protection in a CDS, a Portfolio would be liable for the notional amount of the swap.

The swaps in which a Portfolio may invest may be centrally-cleared or bi-laterally traded. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of a swap agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. A Portfolio amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. A Portfolio segregates cash or liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Swap agreements involve, to varying degrees, lack of liquidity and elements of credit, market and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. Each Portfolio’s maximum risk of loss from the counterparty credit risk is the discounted net value of the cash flow to be received from the counterparty over the contract’s remaining life, to be the extent that amount is positive.

Swaps may involve greater risks than direct investments in securities because swaps may be leveraged and, when traded in the OTC markets, are subject to counterparty risk, credit risk and pricing risk, each of which individually and collectively, may have a considerable impact on the performance of a Portfolio. CDS in particular may involve greater risks than investing

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019 (Unaudited)

in a referenced instrument directly. Swaps, especially those that are not exchange-traded, may also be considered illiquid. It may not be possible for a Portfolio to liquidate a swap position at an advantageous time or price, which may result in significant losses. Although central clearing and exchange-trading of swaps may decrease counterparty risk and increase market liquidity, exchange-trading and clearing does not make the contracts risk free, but rather, the primary credit risk on such contracts is the creditworthiness of the clearing broker or the clearinghouse.

The Portfolios use cash and certain securities as collateral to swap agreements as indicated on the Portfolio of Investments and Statements of Assets and Liabilities. Such collateral is held for the benefit of the counterparty in a segregated account to prevent non-payment by the Portfolios. If the counterparty defaults, a Portfolio may seek return of this collateral and incur certain costs exercising their rights to the collateral.

For the six months ended June 30, 2019, the change in unrealized depreciation on swap contracts for the Global Atlantic Goldman Sachs Core Fixed Income Portfolio was $19,021. For the six months ended June 30, 2019, the Global Atlantic Goldman Sachs Core Fixed Income Portfolio had realized gains of $77,434 from swap contracts.

Offsetting of Financial Assets/Liabilities and Derivative Assets/Liabilities

The following tables present certain of the Portfolios’ asset/liability derivatives available for offset under a master netting arrangement net of collateral pledged as of June 30, 2019.

Global Atlantic BlackRock Disciplined Core Portfolio

Liabilities
						Gross Amounts Not Offset
						in the Statement of Assets &
						Liabilities
	Gross		Gross Amounts		Net Amounts of
	Amounts of		Offset in the		Liabilities Presented in		Cash
	Recognized		Statement of Assets		the Statement of Assets	Financial	Collateral
Description	Liabilities		& Liabilities		& Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$136,280	(1)	$—	(1)	$136,280	$—	$—	(2)	$—
Total	$136,280		$—		$136,280	$—	$—		$—

(1)	Gross unrealized depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $354,643.

Global Atlantic BlackRock Disciplined Growth Portfolio

Assets
						Gross Amounts Not
						Offset in the Statement of
						Assets & Liabilities
			Gross Amounts		Net Amounts of Assets
	Gross Amounts		Offset in the		Presented in the		Cash
	of Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Assets		& Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$4,933	(1)	$—	(1)	$4,933	$—	$—	(2)	$—
Total	$4,933		$—		$4,933	$—	$—		$—

(1)	Gross unrealized appreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include collateral pledged of $10,396.

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019 (Unaudited)

Global Atlantic BlackRock Disciplined International Core Portfolio

Assets
						Gross Amounts Not Offset
						in the Statement of Assets
						& Liabilities
			Gross Amounts		Net Amounts of
	Gross Amounts		Offset in the		Liabilities Presented in		Cash
	of Recognized		Statement of Assets		the Statement of Assets	Financial	Collateral
Description	Liabilities		& Liabilities		& Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$95,745	(1)	$—	(1)	$95,745	$—	$—	(2)	$—
Total	$95,745		$—		$95,745	$—	$—		$—

Liabilities
						Gross Amounts Not Offset
						in the Statement of Assets
						& Liabilities
			Gross Amounts		Net Amounts of
	Gross Amounts		Offset in the		Liabilities Presented in		Cash
	of Recognized		Statement of Assets		the Statement of Assets	Financial	Collateral
Description	Liabilities		& Liabilities		& Liabilities	Instruments	Pledged		Net Amount
Forward Foreign Currency Contracts	$51	(1)	$—	(1)	$51	$—	$—	(2)	$—
Total	$51		$—		$51	$—	$—		$—

(1)	Gross unrealized depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $213,078.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Assets
						Gross Amounts Not Offset
						in the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of Assets
	Gross Amounts		Offset in the		Presented in the		Cash
	of Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Assets		& Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$46,442	(1)	$—	(1)	$46,442	$—	$—	(2)	$—
Total	$46,442		$—		$46,442	$—	$—		$—

(1)	Gross unrealized appreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include collateral pledged of $128,848.

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019 (Unaudited)

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Assets
						Gross Amounts Not Offset
						in the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of Assets
	Gross Amounts		Offset in the		Presented in the		Cash
	of Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Assets		& Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$10,030	(1)	$—	(1)	$10,030	$—	$—	(2)	$—
Total	$10,030		$—		$10,030	$—	$—		$—

(1)	Gross unrealized appreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include collateral pledged of $19.523.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Assets
						Gross Amounts Not Offset
						in the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of Assets
	Gross Amounts		Offset in the		Presented in the		Cash
	of Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Assets		& Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$7,946	(1)	$—	(1)	$7,946	$—	$—	(2)	$—
Total	$7,946		$—		$7,946	$—	$—		$—

(1)	Gross unrealized appreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include collateral pledged of $22,714.

Global Atlantic BlackRock Disciplined Value Portfolio

Assets
						Gross Amounts Not Offset
						in the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of Assets
	Gross Amounts		Offset in the		Presented in the		Cash
	of Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Assets		& Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$60,379	(1)	$—	(1)	$60,379	$—	$—	(2)	$—
Total	$60,379		$—		$60,379	$—	$—		$—

(1)	Gross unrealized appreciation and appreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include collateral pledged of $169,069.

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019 (Unaudited)

Global Atlantic BlackRock High Yield Portfolio

Liabilities
						Gross Amounts Not Offset
						in the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of
	Gross Amounts		Offset in the		Liabilities Presented in		Cash
	of Recognized		Statement of Assets		the Statement of Assets	Financial	Collateral
Description	Liabilities		& Liabilities		& Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$25,474	(1)	$—	(1)	$25,474	$—	$25,474	(2)	$—
Total	$25,474		$—		$25,474	$—	$25,474		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $22,339.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Assets
						Gross Amounts Not Offset
						in the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of Assets
	Gross Amounts		Offset in the		Presented in the		Cash
	of Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Assets		& Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$361,962	(1)	$160,223	(1)	$201,739	$—	$—	(2)	$—
Forward Exchange Contracts	12,516,383		12,437,025		79,358	—	—		—
Swap Contracts	154,832		102,293		52,539	—	—		—
Total	$13,033,177		$12,699,541		$333,636	$—	$—		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include collateral pledged of $245,553 for swap contracts.

Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations

The following is a summary of the location of derivative investments on the Global Atlantic Goldman Sachs Core Fixed Income Portfolio’s Statement of Assets and Liabilities as of June 30, 2019:

Location on the Statements of Assets and Liabilities
Derivatives Investment Type	Liability Derivatives
Interest Rate Contracts	Unrealized appreciation on futures contracts and swap contracts

Currency Contracts	Unrealized depreciation on forward foreign currency contracts

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019 (Unaudited)

The following table sets forth the fair value of the Global Atlantic Goldman Sachs Core Fixed Income Portfolio’s derivative contracts by primary risk exposure as of June 30, 2019:

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Derivatives Investment Fair Value
				Total as of
	Interest Rate	Currency	Credit	June 30, 2019
Futures Contracts	$201,739	$—	$—	$201,739
Swap Contracts	42,854	—	9,685	52,539
Forward Foreign Currency Contracts	—	79,358	—	79,358
Total	$244,593	$79,358	$9,685	$333,636

The following is a summary of the location of derivative investments on the Global Atlantic Goldman Sachs Core Fixed Income Portfolio’s Statement of Operations for the six months ended June 30, 2019:

Derivative Investment Type	Location of Gain/(Loss) on Derivatives
Futures Contracts	Net realized loss on:
Futures contracts
Net change in unrealized appreciation on:
Futures contracts

Currency Contracts	Net realized loss on:
Forward foreign currency contracts
Net change in unrealized appreciation on:
Forward foreign currency contracts

Swap Contracts	Net realized gain on:
Swap contracts
Net change in unrealized appreciation on:
Swap contracts

The following is a summary of the Global Atlantic Goldman Sachs Core Fixed Income Portfolio’s realized and unrealized gain/(loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the six months ended June 30, 2019:

Net change in unrealized appreciation on derivatives recognized in the
Statement of Operations
				Total as of
	Interest Rate	Currency	Credit	June 30, 2019
Futures Contracts	$27,122	$—	$—	$27,122
Swap Contracts	(28,706)	—	9,685	(19,021)
Forward Foreign Currency Contracts	—	91,661	—	91,661
Total	$(1,584)	$91,661	$9,685	$99,762

Realized gain/(loss) on derivatives recognized in the Statement of Operations
				Total as of
	Interest Rate	Currency	Credit	June 30, 2019
Futures Contracts	$434,517	$—	$—	$434,517
Swap Contracts	81,797	—	(4,363)	77,434
Forward Foreign Currency Contracts	—	16,422	—	16,422
Total	$516,314	$16,422	$(4,363)	$528,373

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019 (Unaudited)

The notional value of the derivative instruments outstanding as of June 30, 2019, as disclosed in the Portfolios of Investments, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within in the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios.

Short Sales – A Portfolio may make short sales of securities: (i) to offset potential declines in long positions in similar securities; (ii) to increase the flexibility of the Portfolio; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which a Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio covers its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A Portfolio does not intend to enter into short sales (other than short sales “against the box”) if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Portfolio’s net assets. This percentage may be varied by action of the Board of Trustees. A short sale is “against the box” to the extent a Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

When-Issued and Delayed-Delivery Transactions – The Portfolios may engage in when-issued or delayed-delivery transactions. The Portfolios record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Real Estate Investment Trusts – Certain Portfolios may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so a Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. Along with the risks common to different types of real estate-related securities, such as loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities, REITs involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax free distribution of income or exemption under the 1940 Act. In addition, REITs are not diversified and are heavily dependent on cash flow.

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019 (Unaudited)

Distributions from a Portfolio’s investments in REITs may be characterized as ordinary income, a net capital gain or a return of capital. The Portfolios record distributions that represent a net capital gain as a realized gain and distributions that represent a return of capital as a reduction of the cost of investment. REITs report information on the source of their distributions annually in the following calendar year. As a result, a Portfolio estimates the source of REIT distributions for accounting purposes and then makes adjustments when the actual source information is reported by the REIT. These estimates are based on the most recent REIT distribution information available.

Mortgage Dollar Roll Transactions – A mortgage dollar roll transaction involves a sale by a Portfolio of mortgage related securities that it holds with an agreement by the Portfolio to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The Portfolios account for mortgage dollar rolls as purchases and sales transactions.

Credit Risk – There is a risk that security issuers will not make interest and/or principal payments on their securities. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality will lead to greater volatility in the price of a security and in shares of a Portfolio or an underlying fund. Lower credit quality also will affect liquidity and make it difficult to sell the security. This means that, compared to issuers of higher rated securities, issuers of lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. Default, or the market’s perception that an issuer is likely to default, tends to reduce the value and liquidity of fixed income securities, thereby reducing the value of your investment in Portfolio shares. In addition, default may cause a Portfolio to directly or indirectly incur expenses in seeking recovery of principal or interest.

A Portfolio could lose money on a debt security if an issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect debt securities’ value. A Portfolio may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the Sub-Adviser or the rating agencies than such securities actually do.

Derivatives Risk – The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. The use of derivatives may increase costs, reduce a Portfolio’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Many types of derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of a Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with, and may be more sensitive to market events than, the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability to sell or otherwise close-out a derivatives position at an advantageous time or price could expose a Portfolio to losses and could make derivatives more difficult to value accurately. Derivatives typically give rise to a form of leverage and may expose a Portfolio to greater risk and increase its costs. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments require the clearing and exchange-trading of many standardized over-the-counter (“OTC”) derivative instruments deemed to be “swaps.” The Commodity Futures Trading Commission (“CFTC”) has implemented mandatory exchange-trading and clearing requirements under the Dodd-Frank Act and the CFTC continues to approve contracts for central clearing. Uncleared swaps are subject to margin requirements that are being implemented on a phase-in basis. The regulation of the derivatives markets has increased over the past several years, and there can be no assurance that any new governmental regulation will not adversely affect a Portfolio’s ability to achieve its investment result.

Market Risk – The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, limited dealer capacity, lack of liquidity in the markets or adverse investor sentiment. Each Portfolio has exposure to instruments that may be more volatile and carry more risk than some other forms of investment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down.

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019 (Unaudited)

A Portfolio may experience a substantial or complete loss on any individual security. Since the global financial crisis that began in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in slower growth and an unusually high degree of volatility in the financial markets, both domestic and foreign. Additionally, the U.S. and foreign governmental market support activities implemented since the financial crisis are being reduced, and the Federal Reserve has started to raise interest rates. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental support could negatively affect the markets generally and increase market volatility. These and other changes in market conditions could reduce the value and liquidity of the securities in which a Portfolio invests. This environment could make identifying investment risks and opportunities especially difficult.

Policy and legislative changes in the U.S. and abroad affect many aspects of financial regulation and may, in some cases, contribute to decreased liquidity and increased volatility in the financial markets. Economies and financial markets around the world are becoming increasingly interconnected. As a result, whether or not a Portfolio has exposure to securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

In addition, market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. An increase in interest rates or other adverse conditions (e.g., inflation/deflation, increased selling of fixed income investments across other pooled investment vehicles or accounts, changes in investor perception or changes in government intervention in the markets) may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values of portfolio holdings and increase a Portfolio’s costs. If dealer capacity in fixed income markets is insufficient for market conditions, this has the potential to further inhibit liquidity and increase volatility in the fixed income markets.

Quantitative Investing Risk – Investments selected using quantitative analysis or “models” may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). In addition, investments selected using models may react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. There is no guarantee that the use of quantitative analysis will result in effective investment decisions for a Portfolio. Additionally, commonality of holdings across quantitative money managers may amplify losses.

Expenses – Expenses of the Trust that are directly identifiable to a specific Portfolio are charged to that Portfolio. Expenses, which are not readily identifiable to a specific Portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended June 30, 2019, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, were as follows:

Portfolio	Purchases	Sales
Global Atlantic BlackRock Allocation Portfolio	$29,875,035	$33,588,817
Global Atlantic BlackRock Disciplined Core Portfolio	$394,955,042	$429,155,476
Global Atlantic BlackRock Disciplined Growth Portfolio	$13,586,755	$15,183,766
Global Atlantic BlackRock Disciplined International Core Portfolio	$41,922,670	$50,004,277

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019 (Unaudited)

Portfolio	Purchases	Sales
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	$162,810,221	$179,274,352
Global Atlantic BlackRock Disciplined Small Cap Portfolio	$3,621,831	$4,974,804
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	$18,203,636	$19,249,845
Global Atlantic BlackRock Disciplined Value Portfolio	$202,147,350	$218,582,465
Global Atlantic BlackRock High Yield Portfolio	$17,922,965	$21,422,540
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	$213,297,657	$215,063,802
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	$20,096,335	$220,28,962
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	$90,720,874	$98,731,150
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	$138,899,945	$148,671,011

The aggregate amount of purchases and sales listed above are inclusive of the cost of purchases and proceeds from sales of mortgage dollar roll transactions. The amount of these transactions is listed below.

Portfolio	Purchases	Sales
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	$158,495,684	$157,587,127

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The Adviser serves as the Portfolios’ investment adviser. The Adviser has engaged the following sub-advisers for the Portfolios:

Portfolio	Sub-Adviser
Global Atlantic BlackRock Allocation Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined Core Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined Growth Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined International Core Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined Small Cap Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined Value Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock High Yield Portfolio	BlackRock Investment Management, LLC
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Goldman Sachs Asset Management, L.P.
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	Goldman Sachs Asset Management, L.P.
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	Goldman Sachs Asset Management, L.P.
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	Goldman Sachs Asset Management, L.P.

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019 (Unaudited)

The Portfolios have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services. GFS provides a Principal Financial Officer to the Trust. Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Portfolios, the Adviser, under the oversight of the Board, directs the daily investment operations of the Portfolios and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Portfolios pay the Adviser an advisory fee, computed on average daily net assets and accrued daily and paid monthly.

The following chart details the annual advisory fee for each Portfolio.

Portfolio	Advisory Fee*
Global Atlantic BlackRock Allocation Portfolio	0.22% of the first $1 billion
0.21% of the next $1 billion
0.20% over $2 billion

Global Atlantic BlackRock Disciplined Core Portfolio	0.39% of the first $1 billion
0.37% of the next $1 billion
0.35% over $2 billion

Global Atlantic BlackRock Disciplined Growth Portfolio	0.45% of the first $1 billion
0.43% of the next $1 billion
0.41% over $2 billion

Global Atlantic BlackRock Disciplined International Core Portfolio	0.60% of the first $1 billion
0.58% of the next $1 billion
0.56% over $2 billion

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	0.55% of the first $1 billion
0.53% of the next $1 billion
0.51% over $2 billion

Global Atlantic BlackRock Disciplined Small Cap Portfolio	0.54% of the first $1 billion
0.52% of the next $1 billion
0.50% over $2 billion

Global Atlantic BlackRock Disciplined U.S. Core Portfolio	0.39% of the first $1 billion
0.37% of the next $1 billion
0.35% over $2 billion

Global Atlantic BlackRock Disciplined Value Portfolio	0.45% of the first $1 billion
0.43% of the next $1 billion
0.41% over $2 billion

Global Atlantic BlackRock High Yield Portfolio	0.50% of the first $1 billion
0.48% of the next $1 billion
0.46% over $2 billion

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019 (Unaudited)

Portfolio	Advisory Fee*
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	0.34% of the first $250 million
0.32% of the next $250 million
0.26% over $500 million

Global Atlantic Goldman Sachs Global Equity Insights Portfolio	0.63% of the first $250 million
0.61% of the next $250 million
0.58% of the next $500 million
0.55% over $1 billion

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	0.37% of the first $250 million
0.35% of the next $250 million
0.34% of the next $500 million
0.32% over $1 billion

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	0.55% of the first $250 million
0.53% of the next $250 million
0.51% of the next $500 million
0.48% over $1 billion

*	Calculated daily based on the average daily net assets.

With respect to each Portfolio, the Adviser has contractually agreed to waive its fees and to reimburse expenses, at least until the expiration dates listed below, to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) will not exceed the average daily net asset percentages attributable to the Portfolio’s shares listed below (“Waiver Agreements”). The expense reimbursement is subject to possible recoupment from the Portfolio in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limits listed below and any expense limits applicable at the time of recoupment. The agreements may be terminated only by the Portfolio’s Board of Trustees, on 60 days’ written notice to the Adviser.

Portfolio Expense Limitation
Portfolio	Class I	Class II	Expiration Date
Global Atlantic BlackRock Allocation Portfolio	0.31%	0.56%	April 30, 2020
Global Atlantic BlackRock Disciplined Core Portfolio	0.48%	0.73%	April 30, 2020
Global Atlantic BlackRock Disciplined Growth Portfolio	0.54%	0.79%	April 30, 2020
Global Atlantic BlackRock Disciplined International Core Portfolio	0.69%	0.94%	April 30, 2020
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	0.63%	0.88%	April 30, 2020
Global Atlantic BlackRock Disciplined Small Cap Portfolio	0.63%	0.88%	April 30, 2020
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	0.48%	0.73%	April 30, 2020
Global Atlantic BlackRock Disciplined Value Portfolio	0.54%	0.79%	April 30, 2020
Global Atlantic BlackRock High Yield Portfolio	0.59%	0.84%	April 30, 2020
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	0.43%	0.68%	April 30, 2020
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	0.72%	0.97%	April 30, 2020
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	0.46%	0.71%	April 30, 2020
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	0.64%	0.89%	April 30, 2020

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019 (Unaudited)

For the six months ended June 30, 2019, the Adviser waived fees as follows:

Portfolio	Waiver
Global Atlantic BlackRock Allocation Portfolio	$8,375
Global Atlantic BlackRock Disciplined Core Portfolio	$37,097
Global Atlantic BlackRock Disciplined Growth Portfolio	$4,546
Global Atlantic BlackRock Disciplined International Core Portfolio	$12,773
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	$24,162
Global Atlantic BlackRock Disciplined Small Cap Portfolio	$4,766
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	$5,125
Global Atlantic BlackRock Disciplined Value Portfolio	$19,984
Global Atlantic BlackRock High Yield Portfolio	$9,474
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	$10,968
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	$5,434
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	$8,752
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	$11,391

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreements, and the Portfolio’s operating expenses are subsequently less than the expense limitation, the Adviser shall be entitled to reimbursement by the Portfolio for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Portfolio’s expenses to exceed the amount of the expense limitation. If Portfolio operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended.

The Adviser may recapture the following amounts by the following dates:

Portfolio	December 31, 2020	December 31, 2021
Global Atlantic BlackRock Allocation Portfolio	$853	$8,542
Global Atlantic BlackRock Disciplined Core Portfolio	$—	$50,540
Global Atlantic BlackRock Disciplined Growth Portfolio	$310	$3,754
Global Atlantic BlackRock Disciplined International Core Portfolio	$190	$9,810
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	$1,748	$35,854
Global Atlantic BlackRock Disciplined Small Cap Portfolio	$119	$3,138
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	$307	$3,915
Global Atlantic BlackRock Disciplined Value Portfolio	$—	$25,935
Global Atlantic BlackRock High Yield Portfolio	$191	$8,365
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	$378	$9,926
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	$225	$4,573
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	$1,279	$9,822
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	$—	$12,865

On May 23, 2017, the U.S. Securities and Exchange Commission (“SEC”) granted an order allowing Commonwealth Annuity and Life Insurance Company (“Commonwealth”) to substitute certain variable investment options in which subaccounts of its Separate Accounts invest with the Portfolios included in this report.

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019 (Unaudited)

As a condition of this order, the SEC required that Commonwealth or an affiliate thereof (other than the Trust) pay all expenses and transaction costs of the substitutions, including legal and accounting expenses, any applicable brokerage expenses and other fees and expenses so that no fees or charges were assessed to the affected contract owners to effect the substitutions. There were no substitution-related expenses for the six months ended June 30, 2019.

The Trust, on behalf of the Portfolios, has adopted a distribution and shareholder servicing plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class II shares. The fee charged under the Plan is calculated at an annual rate of 0.25% of the average daily net assets attributable to each Portfolio’s Class II shares and, for the six months ended June 30, 2019, was paid to Global Atlantic Distributors, LLC (“GAD”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Portfolios’ shareholder accounts, not otherwise required to be provided by the Adviser. GAD is an affiliate of the Adviser.

Pursuant to the terms of an administrative servicing agreement with GFS, each Portfolio pays GFS, an annual asset based fee, which is calculated and applied monthly, adjusted upward for any Portfolios with less than $5 million in assets, and subject to an annual minimum fee based on the number of Portfolios in the Trust. In consideration of its receipt of the annual fee, GFS pays all operational expenses of the Portfolios with the exception of legal counsel fees, Trustee fees, certain expenses related to Board meetings and costs associated with the preparation and filing of Forms N-PORT and N-CEN. Certain extraordinary expenses such as expenses incurred in connection with any merger, reorganization or litigation would be borne by the Portfolios.

For the six months ended June 30, 2019, the Trustees received fees in the amounts as follows:

Portfolio	Fees Received
Global Atlantic BlackRock Allocation Portfolio	$3,020
Global Atlantic BlackRock Disciplined Core Portfolio	$22,785
Global Atlantic BlackRock Disciplined Growth Portfolio	$705
Global Atlantic BlackRock Disciplined International Core Portfolio	$5,992
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	$7,567
Global Atlantic BlackRock Disciplined Small Cap Portfolio	$725
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	$972
Global Atlantic BlackRock Disciplined Value Portfolio	$11,130
Global Atlantic BlackRock High Yield Portfolio	$3,072
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	$3,823
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	$1,194
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	$3,575
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	$5,391

Certain affiliates of GFS provide ancillary services to the Portfolios as follows:

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Portfolios on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from GFS under the administrative servicing agreement.

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019 (Unaudited)

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of the control of the Portfolio, under section 2(a)(9) of the 1940 Act. As of June 30, 2019, Commonwealth Annuity and Life Insurance Company owned 100% of the voting securities of each Portfolio. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

Shareholder Concentration Risk – Commonwealth Annuity and Life Insurance Company, certain accounts, or the Adviser’s affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio’s shares. Redemptions by these entities of their holdings in a Portfolio may impact the Portfolio’s liquidity and NAV. These redemptions may also force a Portfolio to sell securities.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Global Atlantic BlackRock Allocation Portfolio	$78,365,640	$5,297,027	$(785,813)	$4,511,214
Global Atlantic BlackRock Disciplined Core Portfolio	521,503,742	60,787,431	(11,781,250)	49,006,181
Global Atlantic BlackRock Disciplined Growth Portfolio	15,120,719	2,493,303	(258,765)	2,234,538
Global Atlantic BlackRock Disciplined International Core Portfolio	145,418,098	10,158,453	(10,979,666)	(821,213)
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	167,580,815	29,173,321	(2,568,651)	26,604,670
Global Atlantic BlackRock Disciplined Small Cap Portfolio	17,580,694	2,509,633	(2,319,407)	190,226
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	22,517,867	2,618,098	(483,138)	2,134,960
Global Atlantic BlackRock Disciplined Value Portfolio	260,313,936	20,964,317	(6,490,861)	14,473,456
Global Atlantic BlackRock High Yield Portfolio	70,880,055	1,671,370	(1,071,815)	599,555
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	105,359,059	5,050,028	(1,856,005)	3,194,023
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	27,715,574	2,223,912	(926,658)	1,297,254
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	78,989,961	10,379,803	(945,425)	9,434,378
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	127,412,087	6,964,062	(4,357,991)	2,606,071

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the period ended December 31, 2018 was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
12/31/2018	Income	Capital Gains	Capital	Total
Global Atlantic BlackRock Allocation Portfolio	$361,277	$—	$—	$361,277
Global Atlantic BlackRock Disciplined Core Portfolio	7,952,766	308,649	—	8,261,415
Global Atlantic BlackRock Disciplined Growth Portfolio	263,078	20,035	—	283,113
Global Atlantic BlackRock Disciplined International Core Portfolio	3,135,099	—	—	3,135,099
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	2,025,737	99,342	—	2,125,079
Global Atlantic BlackRock Disciplined Small Cap Portfolio	93,096	11,425	—	104,521
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	498,157	22,695	—	520,852
Global Atlantic BlackRock Disciplined Value Portfolio	5,978,801	294,412	—	6,273,213
Global Atlantic BlackRock High Yield Portfolio	476,776	6,251	—	483,027
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	47,084	—	—	47,084
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	362,130	44,780	—	406,910
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	1,222,604	2,517	—	1,225,121
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	1,136,829	21,023	—	1,157,852

There were no fund distributions for the period ended December 31, 2017.

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019 (Unaudited)

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Global Atlantic BlackRock Allocation Portfolio	$1,578,456	$—	$—	$(76,913)	$—	$(4,663,470)	$(3,161,927)
Global Atlantic BlackRock Disciplined Core Portfolio	2,642,419	—	—	(1,288,484)	—	(26,265,591)	(24,911,656)
Global Atlantic BlackRock Disciplined Growth Portfolio	536,061	29,267	—	—	—	(420,917)	144,411
Global Atlantic BlackRock Disciplined International Core Portfolio	511,658	—	—	(5,778,538)	—	(20,588,571)	(25,855,451)
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	402,171	385,576	—	—	—	(6,803,583)	(6,015,836)
Global Atlantic BlackRock Disciplined Small Cap Portfolio	529,490	—	—	—	—	(2,229,142)	(1,699,652)
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	313,052	—	—	—	—	(1,144,151)	(831,099)
Global Atlantic BlackRock Disciplined Value Portfolio	1,876,308	—	—	(1,157,196)	—	(17,930,742)	(17,211,630)
Global Atlantic BlackRock High Yield Portfolio	4,219,221	—	—	(1,759,683)	—	(6,365,829)	(3,906,291)
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	2,191,473	—	—	(953,311)	—	(578,594)	659,568
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	42,788	—	—	(475,952)	—	(2,797,265)	(3,230,429)
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	1,615,049	30,615	—	—	—	(3,864,089)	(2,218,425)
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	1,780,229	—	—	—	—	(15,865,326)	(14,085,097)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales, return of capital distributions from C-Corporations and the mark-to-market on passive foreign investment companies, open 1256 options and futures contracts, forward foreign currency contracts and swaps. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) of ($626), ($2,729), ($742), and ($348) for Global Atlantic BlackRock Disciplined Core Portfolio, Global Atlantic BlackRock Disciplined International Core Portfolio, Global Atlantic Goldman Sachs Core Fixed Income Portfolio, and Global Atlantic Goldman Sachs Global Equity Insights Portfolio, respectively.

At December 31, 2018, the Portfolios had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	Total
Global Atlantic BlackRock Allocation Portfolio	$57,097	$19,816	$76,913
Global Atlantic BlackRock Disciplined Core Portfolio	1,288,484	—	1,288,484
Global Atlantic BlackRock Disciplined Growth Portfolio	—	—	—
Global Atlantic BlackRock Disciplined International Core Portfolio	5,124,632	653,906	5,778,538
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	—	—	—
Global Atlantic BlackRock Disciplined Small Cap Portfolio	—	—	—
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	—	—	—
Global Atlantic BlackRock Disciplined Value Portfolio	1,087,455	69,741	1,157,196
Global Atlantic BlackRock High Yield Portfolio	1,628,868	130,815	1,759,683
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	796,660	156,651	953,311
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	435,227	40,725	475,952
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	—	—	—
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	—	—	—

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019 (Unaudited)

8.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. These amendments have been adopted effective with these financial statements.

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, by requiring amortization to the earliest call date. The ASU does not require an accounting change for securities held at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Global Atlantic Portfolios

EXPENSE EXAMPLES

June 30, 2019 (Unaudited)

As a shareholder of the Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 through June 30, 2019.

Actual Expenses

The “Actual” expenses set of columns in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” expenses set of columns in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example for a specific Portfolio with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees or other expenses charged by your insurance contract or separate account. Therefore, the Hypothetical columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
					(5% return before
			Actual		expenses)
			Ending	Expenses	Ending	Expenses
	Portfolio’s	Beginning	Account	Paid	Account	Paid
	Annualized	Account Value	Value	During	Value	During
Class I Shares	Expense Ratio	1-1-19	6-30-19	Period*	6-30-19	Period*
Global Atlantic BlackRock Allocation Portfolio	0.31%	$1,000.00	$1,132.00	$1.64	$1,023.26	$1.56
Global Atlantic BlackRock Disciplined Core Portfolio	0.48%	$1,000.00	$1,182.80	$2.60	$1,022.41	$2.41
Global Atlantic BlackRock Disciplined International Core Portfolio	0.69%	$1,000.00	$1,140.00	$3.66	$1,021.37	$3.46
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	0.63%	$1,000.00	$1,255.30	$3.52	$1,021.67	$3.16
Global Atlantic BlackRock Disciplined Small Cap Portfolio	0.63%	$1,000.00	$1,185.00	$3.41	$1,021.67	$3.16

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

Global Atlantic Portfolios

EXPENSE EXAMPLES (Continued)

June 30, 2019 (Unaudited)

					Hypothetical
					(5% return before
			Actual		expenses)
		Beginning	Ending	Expenses	Ending	Expenses
	Portfolio’s	Account	Account	Paid	Account	Paid
	Annualized	Value	Value	During	Value	During
Class I Shares	Expense Ratio	1-1-19	6-30-19	Period*	6-30-19	Period*
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	0.48%	$1,000.00	$1,183.20	$2.60	$1,022.41	$2.41
Global Atlantic BlackRock Disciplined Value Portfolio	0.54%	$1,000.00	$1,164.00	$2.90	$1,022.12	$2.71
Global Atlantic BlackRock High Yield Portfolio	0.59%	$1,000.00	$1,106.00	$3.08	$1,021.87	$2.96
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	0.43%	$1,000.00	$1,068.50	$2.21	$1,022.66	$2.16
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	0.72%	$1,000.00	$1,141.60	$3.82	$1,021.22	$3.61
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	0.46%	$1,000.00	$1,193.60	$2.50	$1,022.51	$2.31
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	0.64%	$1,000.00	$1,135.50	$3.39	$1,021.62	$3.21

		Beginning	Ending	Expenses	Ending	Expenses
	Portfolio’s	Account	Account	Paid	Account	Paid
	Annualized	Value	Value	During	Value	During
Class II Shares	Expense Ratio	1-1-19	6-30-19	Period*	6-30-19	Period*
Global Atlantic BlackRock Allocation Portfolio	0.56%	$1,000.00	$1,131.10	$2.96	$1,022.02	$2.81
Global Atlantic BlackRock Disciplined Core Portfolio	0.73%	$1,000.00	$1,182.10	$3.95	$1,021.17	$3.66
Global Atlantic BlackRock Disciplined Growth Portfolio	0.79%	$1,000.00	$1,210.20	$4.33	$1,020.88	$3.96
Global Atlantic BlackRock Disciplined International Core Portfolio	0.94%	$1,000.00	$1,139.00	$4.99	$1,020.13	$4.71
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	0.88%	$1,000.00	$1,254.50	$4.92	$1,020.43	$4.41
Global Atlantic BlackRock Disciplined Small Cap Portfolio	0.88%	$1,000.00	$1,184.10	$4.77	$1,020.43	$4.41
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	0.73%	$1,000.00	$1,181.30	$3.95	$1,021.17	$3.66
Global Atlantic BlackRock Disciplined Value Portfolio	0.79%	$1,000.00	$1,161.70	$4.23	$1,020.88	$3.96
Global Atlantic BlackRock High Yield Portfolio	0.84%	$1,000.00	$1,104.10	$4.38	$1,020.63	$4.21
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	0.68%	$1,000.00	$1,068.50	$3.49	$1,021.42	$3.41
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	0.97%	$1,000.00	$1,140.80	$5.15	$1,019.98	$4.86
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	0.71%	$1,000.00	$1,192.00	$3.86	$1,021.27	$3.56
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	0.89%	$1,000.00	$1,132.30	$4.71	$1,020.38	$4.46

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

PRIVACY NOTICE

FACTS	WHAT DOES FORETHOUGHT VARIABLE INSURANCE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Forethought Variable Insurance Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Forethought Variable Insurance Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

What we do:
How does Forethought Variable Insurance Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Forethought Variable Insurance Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Forethought Variable Insurance Trust has no affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●     Forethought Variable Insurance Trust does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Forethought Variable Insurance Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 (disclosed on Form N-PX) as well as information regarding the policies and procedures that the Portfolios use to determine how to vote proxies (disclosed in the Portfolios’ Statement of Additional Information) is available without charge, upon request, by calling 1-877-881-7735 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Portfolios’ Form N-PORT is available: (i) on the SEC’s website at http://www.sec.gov; and (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Each Portfolio will be post to http://regdocs.blugiant.com/globalatlanticportfolios, a complete list of its portfolio holdings as of the last calendar day of each month approximately 30 days following the end of the month. Each Portfolio’s portfolio holdings will remain available on the website noted above at least until the next monthly update.

INVESTMENT ADVISER	ADMINISTRATOR
Global Atlantic Investment Advisors, LLC	Gemini Fund Services, LLC
10 West Market Street, Suite 2300	80 Arkay Drive, Suite 110
Indianapolis, IN 46204	Hauppauge, NY 11788

INVESTMENT SUB-ADVISERS
BlackRock Investment Management, LLC	Goldman Sachs Asset Management, L.P.
1 University Square	200 West Street
Princeton, NJ 08536	New York, NY 10282

Item 2. Code of Ethics. Not Applicable

Item 3. Audit Committee Financial Expert. Not Applicable

Item 4. Principal Accountant Fees and Services. Not Applicable

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. (a) Schedule of investments in securities of unaffiliated issuers is included under Item 1; (b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. There were no material changes to the procedure by which shareholders recommend nominees to the registrant’s board of trustees since the date of the registrant’s prior report on Form N-CSR or, as applicable, in response to the requirements of Item 407(c)(2)(iv) of Regulation S-X (per item 22(b)(15) of Schedule 14A).

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the registrant have concluded that the disclosure controls and procedures of the registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes in the registrant’s internal control over financial reporting that occurred during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not Applicable

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 12(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(a)(4) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 12(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Forethought Variable Insurance Trust

By (Signature and Title)

/s/ Robert M. Arena, Jr.

Robert M. Arena, Jr., President

Date 8/19/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Robert M. Arena, Jr.

Robert M. Arena, Jr., President

Date 8/19/19

By (Signature and Title)

/s/ Laura Szalyga

Laura Szalyga, Treasurer

Date 8/19/19